UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-2737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2018

Item 1.

Reports to Stockholders

Fidelity® Capital & Income Fund Annual Report April 30, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Capital & Income Fund	5.51%	6.10%	8.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Capital & Income Fund on April 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$22,200	Fidelity® Capital & Income Fund
$21,253	ICE® BofAML® US High Yield Constrained Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 3.22% for the 12 months ending April 30, 2018, as measured by the ICE BofAML® US High Yield Constrained Index. High-yield bonds began the period on a strong note and maintained momentum into July, rising along with other risk assets. Although heightened geopolitical risk and some industry-specific developments hampered high yield for a brief stretch in early August, the favorable environment for risk assets in the first half of the period generally prevailed overall, as the index continued on an uptrend through the end of 2017. High yield began the new year by extending its rise, but reversed course in early February and continued downward in March amid broad-based market volatility. The short-term decline was largely attributable to a policy rate hike by the U.S. Federal Reserve, a sell-off in technology shares and an escalating trade dispute with China. For the full 12 months, lower-quality bonds within the index advanced 7%, topping credits rated B (+3%) and BB (+2%). By industry, gains were broad-based, with steel (+6%), chemicals (+4%) and metals/mining (+4%) boosted by the potential for increased infrastructure spending in the U.S. The index’s largest component the past year, energy, rose about 5% amid higher oil prices. Notable laggards included cable/satellite TV (-1%), consumer products (0%) and telecommunications (+1%).

Comments from Portfolio Manager Mark Notkin:  For the fiscal year, the fund gained 5.51%, well ahead of its benchmark, the ICE BofAML® US High Yield Constrained Index. The fund’s outperformance of the benchmark the past 12 months primarily was due to a non-benchmark position in equities – roughly 22% of assets, on average – as stocks outpaced high-yield bonds by a considerable margin. Relative performance also benefited from the fund’s much larger allocation to high-yield bonds, as this subportfolio handily outpaced the benchmark, bolstered by favorable security selection in technology and gaming. The biggest relative boost came from a non-benchmark stake in TXU, including subsidiary Energy Future Holdings, which gained about 24%. Bankruptcy proceedings for the Texas power firm have ended, and legal and regulatory developments allowed us to sell our bonds in the holding company early in the period to a strategic investor at what we considered a good price. In addition, our larger position in TXU’s second-lien bonds appreciated nicely, based on what appears to be a favorable conclusion for the bankruptcy, before I sold these securities in March. Other notable contributors included a sizable non-benchmark equity stake in China’s Alibaba Group Holding, as the online retailer benefited from the continued shift in consumer preference from brick-and-mortar stores to e-commerce. Alibaba, our largest equity holding as of April 30, gained about 55% for the fund the past 12 months. Conversely, the fund's largest relative detractor was Valeant Pharmaceuticals International, a bond position that was underweighted the past 12 months. The Canadian firm’s fundamentals and balance sheet appeared to somewhat stabilize under a fairly new management team that has focused on selling assets and reducing debt. I added to the fund’s exposure and moved closer to a benchmark allocation, but we remain cautious due to the pending loss of exclusivity for some of its key drugs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
Ally Financial, Inc.	3.4
Bank of America Corp.	2.1
CCO Holdings LLC/CCO Holdings Capital Corp.	1.6
Valeant Pharmaceuticals International, Inc.	1.6
JPMorgan Chase & Co.	1.5
10.2

Top Five Market Sectors as of April 30, 2018

% of fund's net assets
Energy	13.4
Banks & Thrifts	10.9
Technology	9.2
Telecommunications	8.4
Healthcare	5.4

Quality Diversification (% of fund's net assets)

As of April 30, 2018
AAA,AA,A	0.1%
BBB	3.4%
BB	26.7%
B	25.6%
CCC,CC,C	9.2%
D	0.3%
Not Rated	1.9%
Equities	21.6%
Short-Term Investments and Net Other Assets	11.2%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2018*
Nonconvertible Bonds	55.6%
Convertible Bonds, Preferred Stocks	0.6%
Common Stocks	21.6%
Bank Loan Obligations	3.1%
Other Investments	7.9%
Short-Term Investments and Net Other Assets (Liabilities)	11.2%

 * Foreign investments - 17.6%

Schedule of Investments April 30, 2018

Showing Percentage of Net Assets

Corporate Bonds - 56.2%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.6%
Automotive & Auto Parts - 0.0%
Exide Technologies 7% 4/30/25 pay-in-kind(a)	$2,689	$1,694
Broadcasting - 0.6%
DISH Network Corp. 3.375% 8/15/26	75,310	68,345

TOTAL CONVERTIBLE BONDS		70,039

Nonconvertible Bonds - 55.6%
Aerospace - 0.9%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (b)	4,405	4,430
DAE Funding LLC:
4% 8/1/20 (b)	6,960	6,908
4.5% 8/1/22 (b)	8,695	8,369
5% 8/1/24 (b)	11,980	11,546
Huntington Ingalls Industries, Inc. 5% 11/15/25 (b)	10,820	11,340
KLX, Inc. 5.875% 12/1/22 (b)	27,955	29,178
TransDigm, Inc.:
6.375% 6/15/26	23,020	23,135
6.5% 5/15/25	12,195	12,408
		107,314
Air Transportation - 0.4%
Air Canada 2013-1 Pass Through 5.375% 11/15/22 (b)	2,386	2,439
Allegiant Travel Co. 5.5% 7/15/19	3,350	3,384
Continental Airlines, Inc. pass-thru trust certificates 6.903% 4/19/22	795	828
Delta Air Lines, Inc. pass-thru trust certificates 8.021% 2/10/24	6,347	7,018
Hawaiian Airlines pass-thru certificates Series 2013-1 Class B, 4.95% 7/15/23	3,885	3,923
U.S. Airways pass-thru certificates:
Series 2011-1 Class A, 7.125% 10/22/23	8,236	9,189
Series 2012-2 Class B, 6.75% 6/3/21	2,789	2,947
Series 2013-1 Class B, 5.375% 11/15/21	3,764	3,863
XPO Logistics, Inc. 6.125% 9/1/23 (b)	8,900	9,212
		42,803
Automotive & Auto Parts - 0.6%
Allison Transmission, Inc. 5% 10/1/24 (b)	11,405	11,202
Delphi Technologies PLC 5% 10/1/25 (b)	13,220	12,716
Exide Technologies 11% 4/30/22 pay-in-kind (a)(b)	2,633	2,370
LKQ Corp. 4.75% 5/15/23	2,190	2,171
Penske Automotive Group, Inc. 5.5% 5/15/26	8,565	8,308
Tenneco, Inc. 5% 7/15/26	8,345	7,803
Tesla, Inc. 5.3% 8/15/25 (b)	30,260	26,780
		71,350
Banks & Thrifts - 3.4%
Ally Financial, Inc.:
4.125% 2/13/22	22,220	22,081
4.625% 3/30/25	37,190	36,865
5.125% 9/30/24	85,095	87,222
8% 11/1/31	20,638	24,972
8% 11/1/31	198,609	241,333
		412,473
Broadcasting - 0.6%
AMC Networks, Inc. 4.75% 8/1/25	8,140	7,693
CBS Radio, Inc. 7.25% 11/1/24 (b)	7,525	7,638
iHeartCommunications, Inc. 11.25% 3/1/21 (b)(c)	11,660	8,891
Sirius XM Radio, Inc.:
4.625% 5/15/23 (b)	4,925	4,863
5% 8/1/27 (b)	12,085	11,519
5.375% 4/15/25 (b)	12,000	11,940
5.375% 7/15/26 (b)	11,315	11,090
Tegna, Inc. 5.5% 9/15/24 (b)	8,440	8,588
		72,222
Building Materials - 0.2%
American Builders & Contractors Supply Co., Inc. 5.625% 4/15/21 (b)	1,205	1,219
Jeld-Wen, Inc.:
4.625% 12/15/25 (b)	5,225	5,014
4.875% 12/15/27 (b)	5,225	4,925
Summit Materials LLC/Summit Materials Finance Corp. 5.125% 6/1/25 (b)	5,095	4,942
U.S. Concrete, Inc. 6.375% 6/1/24	5,535	5,729
USG Corp. 4.875% 6/1/27 (b)	3,170	3,170
		24,999
Cable/Satellite TV - 2.7%
Altice SA 7.625% 2/15/25 (b)	18,300	16,493
Altice U.S. Finance SA 5.5% 5/15/26 (b)	11,375	11,027
CCO Holdings LLC/CCO Holdings Capital Corp.:
5% 2/1/28 (b)	30,300	27,978
5.125% 2/15/23	30,665	30,809
5.125% 5/1/23 (b)	14,050	14,095
5.125% 5/1/27 (b)	50,315	47,144
5.375% 5/1/25 (b)	14,050	13,813
5.5% 5/1/26 (b)	17,605	17,142
5.75% 9/1/23	9,495	9,614
5.75% 1/15/24	11,275	11,381
5.75% 2/15/26 (b)	20,340	20,187
Cequel Communications Holdings I LLC/Cequel Capital Corp. 7.5% 4/1/28 (b)	30,540	30,960
CSC Holdings LLC 5.375% 2/1/28 (b)	17,515	16,377
Lynx II Corp. 6.375% 4/15/23 (b)	3,545	3,572
Videotron Ltd. 5.125% 4/15/27 (b)	12,060	11,819
Virgin Media Finance PLC 4.875% 2/15/22	10,880	10,336
Ziggo Bond Finance BV:
5.875% 1/15/25 (b)	1,175	1,110
6% 1/15/27 (b)	11,435	10,692
Ziggo Secured Finance BV 5.5% 1/15/27 (b)	22,875	21,560
		326,109
Capital Goods - 0.2%
AECOM 5.125% 3/15/27	11,885	11,421
BCD Acquisition, Inc. 9.625% 9/15/23 (b)	17,085	18,452
		29,873
Chemicals - 2.3%
CF Industries Holdings, Inc.:
4.95% 6/1/43	12,120	10,181
5.15% 3/15/34	12,120	11,075
5.375% 3/15/44	12,110	10,608
Hexion, Inc. 10.375% 2/1/22 (b)	4,420	4,298
Kraton Polymers LLC/Kraton Polymers Capital Corp. 10.5% 4/15/23 (b)	7,250	8,020
LSB Industries, Inc. 9.625% 5/1/23 (b)	6,090	6,136
Momentive Performance Materials, Inc.:
3.88% 10/24/21	85,120	89,802
4.69% 4/24/22	28,622	30,626
10% 10/15/20 (c)(d)	28,622	0
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (c)(d)	85,120	0
NOVA Chemicals Corp.:
4.875% 6/1/24 (b)	15,135	14,681
5.25% 6/1/27 (b)	12,980	12,493
Nufarm Australia Ltd. 6.375% 10/15/19 (b)	4,160	4,228
OCI NV 6.625% 4/15/23 (b)	5,370	5,445
Platform Specialty Products Corp.:
5.875% 12/1/25 (b)	18,605	18,140
6.5% 2/1/22 (b)	10,570	10,834
The Chemours Co. LLC 5.375% 5/15/27	5,000	4,950
TPC Group, Inc. 8.75% 12/15/20 (b)	14,165	14,094
Tronox Finance PLC 5.75% 10/1/25 (b)	5,510	5,358
Valvoline, Inc. 5.5% 7/15/24	4,170	4,274
Versum Materials, Inc. 5.5% 9/30/24 (b)	5,910	6,041
		271,284
Consumer Products - 0.3%
Edgewell Personal Care Co. 5.5% 6/15/25 (b)	7,330	7,275
First Quality Finance Co., Inc. 5% 7/1/25 (b)	9,675	9,264
Revlon Consumer Products Corp. 5.75% 2/15/21 (a)	15,435	11,268
Spectrum Brands Holdings, Inc. 5.75% 7/15/25	11,680	11,669
		39,476
Containers - 1.0%
Ard Securities Finance Sarl 8.75% 1/31/23 pay-in-kind (a)(b)	7,150	7,525
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.625% 5/15/23 (b)	11,410	11,439
6% 6/30/21 (b)	7,260	7,387
6% 2/15/25 (b)	19,450	19,669
7.25% 5/15/24 (b)	20,265	21,380
Crown Cork & Seal, Inc.:
7.375% 12/15/26	4,845	5,390
7.5% 12/15/96	12,871	12,903
Plastipak Holdings, Inc. 6.25% 10/15/25 (b)	3,540	3,434
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.125% 7/15/23 (b)	22,890	22,990
7% 7/15/24 (b)	6,635	6,909
Sealed Air Corp. 5.25% 4/1/23 (b)	5,010	5,135
		124,161
Diversified Financial Services - 4.1%
Adient Global Holdings Ltd. 4.875% 8/15/26 (b)	11,400	10,659
Aircastle Ltd.:
5% 4/1/23	6,445	6,622
5.5% 2/15/22	10,600	11,077
AssuredPartners, Inc. 7% 8/15/25 (b)	4,865	4,804
CIT Group, Inc.:
5% 8/15/22	14,266	14,587
5.375% 5/15/20	1,403	1,449
FLY Leasing Ltd. 5.25% 10/15/24	9,470	9,162
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (b)	7,120	7,521
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	70,330	71,121
6% 8/1/20	20,090	20,517
6.25% 2/1/22	20,550	20,961
6.375% 12/15/25	54,810	55,016
6.75% 2/1/24	10,075	10,327
James Hardie International Finance Ltd.:
4.75% 1/15/25 (b)	8,815	8,595
5% 1/15/28 (b)	8,900	8,633
MSCI, Inc.:
5.25% 11/15/24 (b)	6,725	6,860
5.75% 8/15/25 (b)	7,185	7,493
Navient Corp.:
5.875% 10/25/24	28,294	27,728
6.5% 6/15/22	27,055	27,803
7.25% 9/25/23	5,688	5,944
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (b)	10,425	9,669
6.875% 2/15/23 (b)	4,335	4,194
SLM Corp.:
5.5% 1/25/23	44,765	44,080
6.125% 3/25/24	15,595	15,614
7.25% 1/25/22	27,370	28,944
Springleaf Financial Corp. 6.875% 3/15/25	23,025	23,255
Venator Finance SARL/Venator Capital Management Ltd. 5.75% 7/15/25 (b)	10,265	10,214
Vertiv Inter Holding Corp. 12% 2/15/22 pay-in-kind (a)(b)	17,485	17,769
		490,618
Diversified Media - 0.5%
Block Communications, Inc. 6.875% 2/15/25 (b)	9,080	9,125
Liberty Media Corp.:
8.25% 2/1/30	12,298	13,220
8.5% 7/15/29	7,900	8,512
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (b)	6,170	6,217
Quebecor Media, Inc. 5.75% 1/15/23	15,820	16,216
WMG Acquisition Corp. 5.625% 4/15/22 (b)	2,152	2,200
		55,490
Energy - 9.5%
American Energy-Permian Basin LLC/AEPB Finance Corp. 13% 11/30/20 (b)	18,325	20,845
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% 9/15/24	4,420	4,398
Antero Resources Corp.:
5.125% 12/1/22	840	844
5.625% 6/1/23 (Reg. S)	10,850	11,081
Antero Resources Finance Corp. 5.375% 11/1/21	5,830	5,897
Callon Petroleum Co. 6.125% 10/1/24	4,090	4,172
Carrizo Oil & Gas, Inc. 6.25% 4/15/23	7,400	7,585
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	12,490	12,178
5.875% 3/31/25	14,620	15,073
7% 6/30/24	13,100	14,312
Chesapeake Energy Corp.:
8% 12/15/22 (b)	16,717	17,720
8% 1/15/25 (b)	6,650	6,447
Citgo Holding, Inc. 10.75% 2/15/20 (b)	50,085	53,090
CNX Midstream Partners LP 6.5% 3/15/26 (b)	6,675	6,525
Compressco Partners LP/Compressco Finance, Inc. 7.5% 4/1/25 (b)	12,190	12,251
Concho Resources, Inc. 4.375% 1/15/25	11,660	11,778
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.8745% 6/15/22 (a)(b)(e)	3,025	3,017
6.875% 6/15/25 (b)	6,050	6,292
Continental Resources, Inc. 4.375% 1/15/28 (b)	15,215	14,949
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
5.75% 4/1/25	8,985	8,895
6.25% 4/1/23	9,260	9,434
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	20,970	21,389
Denbury Resources, Inc.:
4.625% 7/15/23	13,470	10,978
5.5% 5/1/22	37,342	32,581
6.375% 8/15/21	20,180	18,263
9% 5/15/21 (b)	30,430	31,799
Diamondback Energy, Inc.:
4.75% 11/1/24	9,930	9,877
5.375% 5/31/25	5,155	5,219
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (b)	5,205	5,231
5.75% 1/30/28 (b)	5,235	5,261
Energy Transfer Equity LP 5.5% 6/1/27	16,735	16,735
Ensco PLC:
4.5% 10/1/24	12,210	9,936
5.2% 3/15/25	7,540	6,192
5.75% 10/1/44	10,983	7,633
7.75% 2/1/26	13,460	12,652
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (b)	6,315	6,536
EV Energy Partners LP/EV Energy Finance Corp. 8% 4/15/19 (c)	9,210	4,237
Exterran Energy Solutions LP 8.125% 5/1/25	11,280	11,957
Exterran Partners LP/EXLP Finance Corp. 6% 10/1/22	8,075	8,075
Extraction Oil & Gas, Inc. 7.375% 5/15/24 (b)	7,165	7,487
Forum Energy Technologies, Inc. 6.25% 10/1/21	13,870	13,801
Genesis Energy LP/Genesis Energy Finance Corp. 6.25% 5/15/26	9,130	8,719
Hess Infrastructure Partners LP 5.625% 2/15/26 (b)	15,535	15,690
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)	9,920	9,647
5.75% 10/1/25 (b)	11,285	11,172
Holly Energy Partners LP/Holly Finance Corp. 6% 8/1/24 (b)	7,145	7,163
Hornbeck Offshore Services, Inc. 5.875% 4/1/20	8,093	5,220
Indigo Natural Resources LLC 6.875% 2/15/26 (b)	14,085	13,522
Jonah Energy LLC 7.25% 10/15/25 (b)	12,095	9,676
Jupiter Resources, Inc. 8.5% 10/1/22 (b)	7,195	3,130
Murphy Oil U.S.A., Inc. 5.625% 5/1/27	6,030	6,000
Newfield Exploration Co.:
5.375% 1/1/26	9,245	9,580
5.625% 7/1/24	1,550	1,643
NextEra Energy Partners LP:
4.25% 9/15/24 (b)	8,025	7,744
4.5% 9/15/27 (b)	5,580	5,203
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25	11,920	11,354
NGPL PipeCo LLC:
4.375% 8/15/22 (b)	2,995	2,980
4.875% 8/15/27 (b)	3,000	2,917
Noble Holding International Ltd.:
6.2% 8/1/40	4,305	3,035
7.7% 4/1/25 (a)	9,635	8,623
7.875% 2/1/26 (b)	23,750	23,928
8.7% 4/1/45 (a)	2,130	1,832
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (b)	7,215	7,197
5.625% 10/15/27 (b)	5,885	5,959
6.25% 6/1/24 (b)	8,115	8,480
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23	32,600	33,660
7.25% 6/15/25	12,115	12,569
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23	8,455	8,540
PDC Energy, Inc. 6.125% 9/15/24	3,555	3,644
QEP Resources, Inc. 5.25% 5/1/23	12,370	12,061
Range Resources Corp. 5% 3/15/23	18,145	17,455
RSP Permian, Inc.:
5.25% 1/15/25	4,360	4,502
6.625% 10/1/22	4,715	4,914
Sabine Pass Liquefaction LLC:
5% 3/15/27	17,145	17,640
5.875% 6/30/26	17,145	18,603
SemGroup Corp.:
6.375% 3/15/25	5,990	5,705
7.25% 3/15/26	11,220	11,136
SESI LLC 7.75% 9/15/24 (b)	7,245	7,499
SM Energy Co.:
5.625% 6/1/25	5,480	5,316
6.75% 9/15/26	4,550	4,630
Southern Natural Gas Co.:
7.35% 2/15/31	23,497	28,224
8% 3/1/32	12,475	16,064
Southern Star Central Corp. 5.125% 7/15/22 (b)	6,750	6,868
Southwestern Energy Co.:
4.1% 3/15/22	17,110	16,597
7.5% 4/1/26	9,070	9,319
7.75% 10/1/27	8,135	8,379
Src Energy, Inc. 6.25% 12/1/25 (b)	7,435	7,509
Summit Midstream Holdings LLC 5.75% 4/15/25	8,365	7,980
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23 (b)	9,145	9,003
5.5% 2/15/26 (b)	11,640	11,233
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5% 1/15/28 (b)	12,180	11,267
5.125% 2/1/25	5,750	5,578
5.375% 2/1/27	5,750	5,520
5.875% 4/15/26 (b)	18,255	18,164
Teine Energy Ltd. 6.875% 9/30/22 (b)	11,950	12,219
Tennessee Gas Pipeline Co. 7.625% 4/1/37	5,445	6,929
TerraForm Power Operating LLC:
4.25% 1/31/23 (b)	6,270	5,988
5% 1/31/28 (b)	6,295	5,894
6.625% 6/15/25 (a)(b)	7,915	8,449
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.375% 5/1/24	4,570	4,867
Transocean, Inc.:
7.5% 1/15/26 (b)	6,190	6,252
9% 7/15/23 (b)	14,932	16,109
Trinidad Drilling Ltd. 6.625% 2/15/25 (b)	4,720	4,525
U.S.A. Compression Partners LP 6.875% 4/1/26(b)	4,405	4,493
Ultra Resources, Inc.:
6.875% 4/15/22 (b)	9,060	6,659
7.125% 4/15/25 (b)	6,040	4,028
Unit Corp. 6.625% 5/15/21	2,202	2,202
Weatherford International, Inc. 9.875% 3/1/25 (b)	15,230	14,545
Whiting Petroleum Corp. 6.625% 1/15/26 (b)	8,380	8,590
WPX Energy, Inc.:
5.25% 9/15/24	8,725	8,790
6% 1/15/22	15,850	16,524
		1,149,678
Entertainment/Film - 0.2%
Lions Gate Entertainment Corp. 5.875% 11/1/24 (b)	3,865	3,933
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	24,482	24,237
		28,170
Environmental - 0.3%
ADS Waste Holdings, Inc. 5.625% 11/15/24 (b)	10,140	10,216
CD&R Waterworks Merger Sub LLC 6.125% 8/15/25 (b)	4,700	4,606
Covanta Holding Corp.:
5.875% 3/1/24	7,775	7,658
5.875% 7/1/25	3,205	3,117
Kissner Holdings LP/Kissner Milling Co. Ltd./BSC Holding, Inc./Kissner U.S.A. 8.375% 12/1/22 (b)	9,525	9,763
		35,360
Food & Drug Retail - 0.3%
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (b)(c)	24,122	24,152
9.375% 9/15/18 pay-in-kind (a)(b)(c)	16,724	9,784
		33,936
Food/Beverage/Tobacco - 1.7%
B&G Foods, Inc. 4.625% 6/1/21	10,575	10,453
ESAL GmbH 6.25% 2/5/23 (b)	28,980	27,603
Hearthside Group Holdings LLC/Hearthside Finance, Inc. 6.5% 5/1/22 (b)	3,220	3,321
JBS Investments GmbH 7.25% 4/3/24 (b)	37,820	37,289
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)	20,055	18,846
5.875% 7/15/24 (b)	6,030	5,849
6.75% 2/15/28 (b)	18,350	17,616
7.25% 6/1/21 (b)	7,350	7,405
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (b)	7,660	7,593
4.875% 11/1/26 (b)	7,740	7,672
Pilgrim's Pride Corp.:
5.75% 3/15/25 (b)	17,930	17,527
5.875% 9/30/27 (b)	7,010	6,695
Post Holdings, Inc.:
5% 8/15/26 (b)	17,030	15,966
5.5% 3/1/25 (b)	10,085	9,909
5.75% 3/1/27 (b)	7,710	7,526
TreeHouse Foods, Inc. 4.875% 3/15/22	4,150	4,119
		205,389
Gaming - 1.2%
Churchill Downs, Inc. 4.75% 1/15/28 (b)	9,130	8,605
Eldorado Resorts, Inc. 6% 4/1/25	12,270	12,163
Jacobs Entertainment, Inc. 7.875% 2/1/24 (b)	2,820	2,936
MCE Finance Ltd. 4.875% 6/6/25 (b)	4,695	4,385
MGM Growth Properties Operating Partnership LP 5.625% 5/1/24	6,770	6,906
Penn National Gaming, Inc. 5.625% 1/15/27 (b)	2,295	2,197
Scientific Games Corp.:
5% 10/15/25 (b)	19,350	18,691
10% 12/1/22	22,999	24,788
Station Casinos LLC 5% 10/1/25 (b)	12,105	11,591
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (b)	27,670	26,779
Wynn Macau Ltd.:
4.875% 10/1/24 (b)	8,815	8,639
5.5% 10/1/27 (b)	14,310	13,881
		141,561
Healthcare - 4.7%
AMAG Pharmaceuticals, Inc. 7.875% 9/1/23 (b)	6,045	6,015
Catalent Pharma Solutions 4.875% 1/15/26 (b)	4,000	3,895
Community Health Systems, Inc.:
6.875% 2/1/22	70,615	38,662
7.125% 7/15/20	10,710	8,514
HCA Holdings, Inc.:
4.75% 5/1/23	12,395	12,487
5.25% 6/15/26	14,055	14,125
5.375% 2/1/25	22,530	22,417
5.875% 5/1/23	33,560	34,986
5.875% 2/15/26	29,610	29,980
7.5% 2/15/22	10,725	11,798
HealthSouth Corp.:
5.125% 3/15/23	6,440	6,537
5.75% 11/1/24	22,135	22,522
Hill-Rom Holdings, Inc. 5.75% 9/1/23 (b)	5,715	5,901
Hologic, Inc.:
4.375% 10/15/25 (b)	6,295	6,059
4.625% 2/1/28 (b)	4,255	4,064
Inventiv Group Holdings, Inc. / Investment 7.5% 10/1/24 (b)	4,033	4,285
MPH Acquisition Holdings LLC 7.125% 6/1/24 (b)	6,095	6,204
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	13,310	12,611
5.25% 8/1/26	4,030	3,919
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (a)(b)	41,125	41,742
Quintiles Transnational Corp. 4.875% 5/15/23 (b)	8,705	8,814
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	4,945	4,982
Teleflex, Inc. 4.625% 11/15/27	4,975	4,768
Tenet Healthcare Corp.:
4.625% 7/15/24 (b)	6,055	5,858
6.875% 11/15/31	23,105	21,141
7.5% 1/1/22 (b)	6,590	6,944
THC Escrow Corp. III 5.125% 5/1/25 (b)	6,055	5,904
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (b)	72,282	71,921
5.875% 5/15/23 (b)	42,000	38,404
6.5% 3/15/22 (b)	11,985	12,434
7% 3/15/24 (b)	17,980	18,963
9% 12/15/25 (b)	47,285	47,876
Vizient, Inc. 10.375% 3/1/24 (b)	12,515	13,860
Wellcare Health Plans, Inc. 5.25% 4/1/25	9,245	9,292
		567,884
Homebuilders/Real Estate - 1.4%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)	6,475	6,588
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (b)	5,010	5,073
Howard Hughes Corp. 5.375% 3/15/25 (b)	12,730	12,698
Lennar Corp. 4.75% 11/29/27 (b)	12,205	11,503
Mattamy Group Corp. 6.875% 12/15/23 (b)	8,755	8,996
Odebrecht Finance Ltd.:
4.375% 4/25/25 (b)	12,020	3,215
5.25% 6/27/29 (b)	10,987	2,884
7.125% 6/26/42 (b)	5,370	1,526
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (b)	3,545	3,576
6.125% 4/1/25 (b)	3,545	3,567
Starwood Property Trust, Inc. 4.75% 3/15/25 (b)	11,625	11,189
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% 4/15/21 (b)	14,750	14,861
5.875% 4/15/23 (b)	8,405	8,594
Toll Brothers Finance Corp.:
4.375% 4/15/23	24,055	24,055
5.625% 1/15/24	3,075	3,233
TRI Pointe Homes, Inc.:
4.375% 6/15/19	6,675	6,683
5.875% 6/15/24	16,130	16,352
West Street Merger Sub, Inc. 6.375% 9/1/25 (b)	6,060	5,954
William Lyon Homes, Inc.:
5.875% 1/31/25	7,125	6,940
6% 9/1/23 (b)	7,430	7,409
		164,896
Hotels - 0.5%
Choice Hotels International, Inc. 5.75% 7/1/22	3,035	3,210
FelCor Lodging LP 6% 6/1/25	10,935	11,181
Hilton Domestic Operating Co., Inc. 5.125% 5/1/26 (b)	18,255	18,255
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25	17,975	17,432
4.875% 4/1/27	8,435	8,182
		58,260
Insurance - 0.7%
Acrisure LLC 7% 11/15/25 (b)	17,915	16,933
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (b)	28,500	29,551
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)	7,520	7,836
HUB International Ltd. 7% 5/1/26 (b)	11,770	11,799
USIS Merger Sub, Inc. 6.875% 5/1/25 (b)	12,080	12,171
		78,290
Leisure - 0.8%
Cedar Fair LP / Canada's Wonderland Co. 5.375% 4/15/27 (b)	6,830	6,796
LTF Merger Sub, Inc. 8.5% 6/15/23 (b)	7,365	7,715
NVA Holdings, Inc. 6.875% 4/1/26 (b)	6,560	6,609
Silversea Cruises 7.25% 2/1/25 (b)	4,765	5,040
Six Flags Entertainment Corp.:
4.875% 7/31/24 (b)	14,040	13,689
5.5% 4/15/27 (b)	7,460	7,404
Studio City Co. Ltd.:
5.875% 11/30/19 (b)	7,565	7,688
7.25% 11/30/21 (b)	19,685	20,497
Viking Cruises Ltd. 5.875% 9/15/27 (b)	11,595	11,189
Voc Escrow Ltd. 5% 2/15/28 (b)	10,755	10,405
		97,032
Metals/Mining - 1.6%
Alcoa Nederland Holding BV:
6.75% 9/30/24 (b)	7,705	8,264
7% 9/30/26 (b)	6,385	6,960
Aleris International, Inc. 6% 6/1/20 (b)(d)	151	151
Constellium NV 5.875% 2/15/26 (b)	5,030	4,955
First Quantum Minerals Ltd.:
6.5% 3/1/24 (b)	9,135	8,678
6.875% 3/1/26 (b)	9,135	8,678
7% 2/15/21 (b)	13,590	13,666
7.25% 5/15/22 (b)	7,715	7,763
7.25% 4/1/23 (b)	11,390	11,359
7.5% 4/1/25 (b)	15,025	14,857
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (b)	7,950	7,882
5.125% 3/15/23 (b)	12,860	12,796
5.125% 5/15/24 (b)	9,780	9,658
Freeport-McMoRan, Inc.:
3.55% 3/1/22	5,690	5,505
3.875% 3/15/23	17,075	16,371
5.4% 11/14/34	5,430	5,009
5.45% 3/15/43	35,380	32,196
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (b)	6,445	7,138
Lundin Mining Corp. 7.875% 11/1/22 (b)	570	598
Murray Energy Corp. 11.25% 4/15/21 (b)	11,985	5,213
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.5% 6/15/25 (b)	9,795	10,064
		197,761
Paper - 0.2%
Boise Cascade Co. 5.625% 9/1/24 (b)	4,105	4,156
Flex Acquisition Co., Inc. 6.875% 1/15/25 (b)	5,230	5,256
NewPage Corp.:
3 month U.S. LIBOR + 6.250% 0% 5/1/12 (a)(c)(d)(e)	6,337	0
11.375% 12/31/2014 (c)(d)	12,582	0
Xerium Technologies, Inc. 9.5% 8/15/21	17,025	17,749
		27,161
Publishing/Printing - 0.2%
Harland Clarke Holdings Corp. 8.375% 8/15/22 (b)	20,025	20,476
Restaurants - 0.9%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 5% 10/15/25 (b)	40,790	39,248
Golden Nugget, Inc.:
6.75% 10/15/24 (b)	21,290	21,609
8.75% 10/1/25 (b)	24,245	25,336
KFC Holding Co./Pizza Hut Holding LLC:
4.75% 6/1/27 (b)	9,215	8,858
5% 6/1/24 (b)	8,800	8,767
5.25% 6/1/26 (b)	8,800	8,844
		112,662
Services - 1.3%
APX Group, Inc.:
7.625% 9/1/23	15,290	14,334
7.875% 12/1/22	22,550	22,663
Avantor, Inc. 6% 10/1/24 (b)	12,090	12,150
Blueline Rental Finance Corp./Blueline Rental LLC 9.25% 3/15/24 (b)	22,945	24,401
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (b)	2,146	2,213
IHS Markit Ltd.:
4% 3/1/26 (b)	5,380	5,153
4.75% 2/15/25 (b)	9,190	9,237
KAR Auction Services, Inc. 5.125% 6/1/25 (b)	10,355	10,044
Laureate Education, Inc. 8.25% 5/1/25 (b)	33,595	36,115
Ritchie Brothers Auctioneers, Inc. 5.375% 1/15/25 (b)	3,510	3,492
The Brink's Co. 4.625% 10/15/27 (b)	12,180	11,206
United Rentals North America, Inc. 5.5% 5/15/27	7,325	7,307
		158,315
Steel - 0.5%
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (b)	9,390	9,789
Cliffs Natural Resources, Inc.:
4.875% 1/15/24 (b)	12,165	11,861
5.75% 3/1/25	12,105	11,674
Commercial Metals Co. 5.75% 4/15/26 (b)(f)	9,135	9,146
JMC Steel Group, Inc. 9.875% 6/15/23 (b)	7,500	8,250
United States Steel Corp. 6.25% 3/15/26	12,205	12,113
		62,833
Super Retail - 1.0%
Hanesbrands, Inc.:
4.625% 5/15/24 (b)	5,710	5,496
4.875% 5/15/26 (b)	5,710	5,510
Netflix, Inc.:
4.375% 11/15/26	11,520	10,793
4.875% 4/15/28 (b)	24,355	23,015
5.375% 2/1/21 (b)	7,725	7,976
5.75% 3/1/24	12,225	12,668
5.875% 2/15/25	27,663	28,415
5.875% 11/15/28 (b)	12,170	12,140
Sonic Automotive, Inc.:
5% 5/15/23	1,610	1,552
6.125% 3/15/27	5,990	5,750
Springs Industries, Inc. 6.25% 6/1/21	2,990	3,031
		116,346
Technology - 2.4%
Ascend Learning LLC 6.875% 8/1/25 (b)	4,115	4,187
Balboa Merger Sub, Inc. 11.375% 12/1/21 (b)	23,415	25,493
Camelot Finance SA 7.875% 10/15/24 (b)	5,065	5,280
CDW LLC/CDW Finance Corp.:
5% 9/1/23	10,930	11,150
5% 9/1/25	6,380	6,362
Ceridian HCM Holding, Inc. 11% 3/15/21 (b)	4,675	4,815
Commscope Technologies LLC 5% 3/15/27 (b)	12,745	12,203
Conduent Finance, Inc./Xerox Business Service LLC 10.5% 12/15/24 (b)	26,160	30,934
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)	19,115	20,119
Gartner, Inc. 5.125% 4/1/25 (b)	6,010	6,023
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (b)	8,065	8,317
JDA Escrow LLC/JDA Bond Finance, Inc. 7.375% 10/15/24 (b)	4,060	4,212
Microsemi Corp. 9.125% 4/15/23 (b)	2,383	2,627
NXP BV/NXP Funding LLC:
4.625% 6/15/22 (b)	14,060	14,165
4.625% 6/1/23 (b)	10,735	10,809
Open Text Corp. 5.875% 6/1/26 (b)	8,535	8,874
Parametric Technology Corp. 6% 5/15/24	3,490	3,656
Qorvo, Inc.:
6.75% 12/1/23	8,570	9,106
7% 12/1/25	25,960	28,167
Sensata Technologies BV 5% 10/1/25 (b)	11,210	11,182
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (b)	11,535	11,992
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)	29,985	33,358
Symantec Corp. 5% 4/15/25 (b)	10,050	10,091
TTM Technologies, Inc. 5.625% 10/1/25 (b)	4,060	3,979
		287,101
Telecommunications - 6.8%
Citizens Communications Co.:
7.875% 1/15/27	9,275	5,124
9% 8/15/31	13,178	8,072
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24	3,190	3,198
5.375% 3/15/27	2,735	2,735
Digicel Group Ltd.:
6% 4/15/21 (b)	2,020	1,922
6.75% 3/1/23 (b)	1,900	1,736
Equinix, Inc. 5.375% 5/15/27	9,265	9,427
Frontier Communications Corp. 8.5% 4/1/26 (b)	31,445	30,580
GCI, Inc. 6.875% 4/15/25	10,905	11,423
GTT Communications, Inc. 7.875% 12/31/24 (b)	5,565	5,676
Intelsat Jackson Holdings SA:
5.5% 8/1/23	55,360	46,433
9.75% 7/15/25 (b)	15,175	14,872
Level 3 Financing, Inc.:
5.125% 5/1/23	11,240	11,128
5.375% 5/1/25	11,240	11,068
Millicom International Cellular SA 6% 3/15/25 (b)	10,745	11,075
Sable International Finance Ltd. 6.875% 8/1/22 (b)	47,295	49,719
SFR Group SA:
6.25% 5/15/24 (b)	41,670	39,691
7.375% 5/1/26 (b)	112,135	108,631
Sprint Capital Corp.:
6.875% 11/15/28	23,474	23,943
8.75% 3/15/32	26,696	30,584
Sprint Communications, Inc. 6% 11/15/22	28,255	28,855
Sprint Corp.:
7.125% 6/15/24	56,633	58,314
7.625% 2/15/25	32,350	34,048
7.625% 3/1/26	12,180	12,819
7.875% 9/15/23	29,545	31,687
T-Mobile U.S.A., Inc.:
6% 4/15/24	17,090	17,897
6.375% 3/1/25	76,286	80,100
6.5% 1/15/24	37,110	38,873
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (b)	24,400	23,302
U.S. West Communications:
7.25% 9/15/25	1,480	1,591
7.25% 10/15/35	5,745	5,638
UPCB Finance IV Ltd. 5.375% 1/15/25 (b)	11,930	11,662
Zayo Group LLC/Zayo Capital, Inc.:
5.75% 1/15/27 (b)	31,195	30,961
6% 4/1/23	11,035	11,352
6.375% 5/15/25	2,440	2,526
		816,662
Textiles/Apparel - 0.0%
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (b)(f)	4,685	4,802

Transportation Ex Air/Rail - 0.3%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)	2,850	2,309
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)	10,180	9,773
Teekay Corp. 8.5% 1/15/20	21,637	22,340
		34,422
Utilities - 1.9%
Calpine Corp. 5.25% 6/1/26 (b)	12,175	11,650
Dynegy, Inc.:
7.375% 11/1/22	36,240	38,188
7.625% 11/1/24	41,495	44,607
8% 1/15/25 (b)	20,435	22,146
8.125% 1/30/26 (b)	24,235	26,598
EnLink Midstream Partners LP:
4.15% 6/1/25	8,545	8,270
4.4% 4/1/24	8,560	8,484
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	2,720	2,720
7% 6/15/23	11,295	11,408
InterGen NV 7% 6/30/23 (b)	4,475	4,464
NRG Energy, Inc. 5.75% 1/15/28 (b)	13,605	13,469
Pattern Energy Group, Inc. 5.875% 2/1/24 (b)	5,475	5,585
Talen Energy Supply LLC:
6.5% 6/1/25	8,945	6,530
10.5% 1/15/26 (b)	8,530	7,357
The AES Corp.:
4% 3/15/21	9,135	9,188
4.5% 3/15/23	9,135	9,181
		229,845

TOTAL NONCONVERTIBLE BONDS		6,697,014

TOTAL CORPORATE BONDS
(Cost $6,671,815)		6,767,053
	Shares	Value (000s)

Common Stocks - 21.6%
Air Transportation - 0.6%
Air Canada (g)	3,438,100	67,586
Automotive & Auto Parts - 0.8%
Allison Transmission Holdings, Inc.	286,300	11,163
Chassix Holdings, Inc. warrants 7/29/20 (d)(g)	37,382	354
Exide Technologies (d)(g)	9,824	0
Exide Technologies (d)(g)	32,746	23
Fiat Chrysler Automobiles NV	1,287,000	28,095
Lear Corp.	221,700	41,451
UC Holdings, Inc. (d)	677,217	16,341

TOTAL AUTOMOTIVE & AUTO PARTS		97,427

Banks & Thrifts - 0.8%
Bank of America Corp.	1,784,015	53,378
Citigroup, Inc.	275,500	18,808
JPMorgan Chase & Co.	250,380	27,236

TOTAL BANKS & THRIFTS		99,422

Broadcasting - 0.5%
Nexstar Broadcasting Group, Inc. Class A	454,029	28,263
Sinclair Broadcast Group, Inc. Class A	940,124	26,653

TOTAL BROADCASTING		54,916

Building Materials - 0.1%
Masco Corp.	295,200	11,179
Cable/Satellite TV - 0.6%
Naspers Ltd. Class N	290,300	70,723
Chemicals - 1.3%
DowDuPont, Inc.	358,300	22,659
LyondellBasell Industries NV Class A	638,945	67,556
Platform Specialty Products Corp. (g)	2,414,600	24,315
The Chemours Co. LLC	987,600	47,810

TOTAL CHEMICALS		162,340

Consumer Products - 0.4%
adidas AG	151,742	37,363
Newell Brands, Inc.	412,639	11,401
Reddy Ice Holdings, Inc. (d)(g)	496,439	149

TOTAL CONSUMER PRODUCTS		48,913

Containers - 0.2%
Crown Holdings, Inc. (g)	479,700	23,908
Diversified Financial Services - 0.4%
OneMain Holdings, Inc. (g)	1,446,000	44,609
Penson Worldwide, Inc. Class A (d)(g)	10,322,034	0
PJT Partners, Inc.	5,092	283
Qudian, Inc. ADR (h)	27,000	267

TOTAL DIVERSIFIED FINANCIAL SERVICES		45,159

Energy - 1.0%
Chaparral Energy, Inc.:
Class A (g)	120,910	2,267
Class B (g)	25,896	440
Cheniere Energy, Inc. (g)	294,900	17,151
Crestwood Equity Partners LP	151,525	4,144
Diamondback Energy, Inc. (g)	215,400	27,668
Forbes Energy Services Ltd.	193,218	1,604
Goodrich Petroleum Corp. (g)	129,527	1,644
Parsley Energy, Inc. Class A (g)	683,900	20,538
Pioneer Natural Resources Co.	127,200	25,637
VNR Finance Corp.	119,961	624
VNR Finance Corp. (b)	577,714	3,004
Weatherford International PLC (g)(h)	4,830,000	14,249

TOTAL ENERGY		118,970

Food & Drug Retail - 0.1%
CVS Health Corp.	167,300	11,683
Food/Beverage/Tobacco - 0.3%
Darling International, Inc. (g)	816,200	13,990
JBS SA	9,116,500	22,770

TOTAL FOOD/BEVERAGE/TOBACCO		36,760

Gaming - 2.0%
Boyd Gaming Corp.	891,200	29,597
Eldorado Resorts, Inc. (g)	592,736	24,006
Melco Crown Entertainment Ltd. sponsored ADR	1,184,400	36,965
Penn National Gaming, Inc. (g)	913,300	27,682
Red Rock Resorts, Inc.	1,755,450	52,997
Scientific Games Corp. Class A (g)	803,328	42,817
Wynn Resorts Ltd.	164,100	30,554

TOTAL GAMING		244,618

Healthcare - 0.7%
HealthSouth Corp.	34	2
Humana, Inc.	105,700	31,095
Jazz Pharmaceuticals PLC (g)	154,600	23,505
Rotech Healthcare, Inc. (d)(g)	185,710	297
UnitedHealth Group, Inc.	101,700	24,042

TOTAL HEALTHCARE		78,941

Homebuilders/Real Estate - 0.4%
American Tower Corp.	11,612	1,583
Lennar Corp.:
Class A	354,000	18,723
Class B	7,080	302
PulteGroup, Inc.	405,500	12,311
Realogy Holdings Corp.	51,500	1,278
Toll Brothers, Inc.	458,000	19,309

TOTAL HOMEBUILDERS/REAL ESTATE		53,506

Hotels - 0.2%
Wyndham Worldwide Corp.	208,200	23,779
Leisure - 0.2%
Royal Caribbean Cruises Ltd.	197,700	21,389
Metals/Mining - 0.4%
Aleris Corp. (d)(g)	127,520	369
First Quantum Minerals Ltd.	2,134,100	30,750
Freeport-McMoRan, Inc.	1,385,000	21,066

TOTAL METALS/MINING		52,185

Publishing/Printing - 0.0%
Houghton Mifflin Harcourt Co. warrants 6/22/19 (g)(i)	127,577	4
Services - 2.0%
HD Supply Holdings, Inc. (g)	1,088,200	42,124
MasterCard, Inc. Class A	412,300	73,501
Novus Holdings Ltd.	100,408	32
Penhall Acquisition Co.:
Class A (d)(g)	26,163	2,047
Class B (d)(g)	8,721	682
United Rentals, Inc. (g)	524,794	78,719
Visa, Inc. Class A	346,840	44,007

TOTAL SERVICES		241,112

Super Retail - 0.6%
Arena Brands Holding Corp. Class B (d)(g)(i)	659,302	2,110
Netflix, Inc. (g)	136,400	42,620
The Booking Holdings, Inc. (g)	15,600	33,977

TOTAL SUPER RETAIL		78,707

Technology - 6.1%
Adobe Systems, Inc. (g)	256,400	56,818
Alphabet, Inc. Class A (g)	107,300	109,294
Broadcom, Inc.	242,400	55,611
CDW Corp.	247,000	17,609
Cypress Semiconductor Corp.	24,992	364
Electronic Arts, Inc. (g)	310,300	36,609
EPAM Systems, Inc. (g)	261,900	29,948
Facebook, Inc. Class A (g)	231,300	39,784
GDS Holdings Ltd. ADR (g)(h)	994,300	29,004
Global Payments, Inc.	456,924	51,655
MagnaChip Semiconductor Corp. (g)(h)	219,804	2,055
Marvell Technology Group Ltd.	1,125,500	22,578
Microchip Technology, Inc.	393,300	32,903
Micron Technology, Inc. (g)	883,800	40,637
Microsoft Corp.	319,600	29,889
NVIDIA Corp.	156,300	35,152
ON Semiconductor Corp. (g)	2,335,138	51,560
PayPal Holdings, Inc. (g)	630,400	47,034
Salesforce.com, Inc. (g)	202,700	24,525
Take-Two Interactive Software, Inc. (g)	216,300	21,567

TOTAL TECHNOLOGY		734,596

Telecommunications - 1.6%
Alibaba Group Holding Ltd. sponsored ADR (g)	740,200	132,155
T-Mobile U.S., Inc. (g)	978,600	59,215

TOTAL TELECOMMUNICATIONS		191,370

Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA:
Class A1 (d)	598,287	389
Class A2 (d)	598,287	389
Class A3 (d)	598,287	389
Class A4 (d)	598,287	389
Class A5 (d)	598,287	389
Class A6 (d)	598,287	389
Class A7 (d)	598,287	389
Class A8 (d)	598,287	389
Class A9 (d)	598,287	389
U.S. Shipping Partners Corp. (d)(g)	51,736	0
U.S. Shipping Partners Corp. warrants 12/31/29 (d)(g)	484,379	0

TOTAL TRANSPORTATION EX AIR/RAIL		3,501

Utilities - 0.3%
EQT Corp.	385,170	19,332
Portland General Electric Co.	14,817	629
Vistra Energy Corp. (g)	640,500	14,635

TOTAL UTILITIES		34,596

TOTAL COMMON STOCKS
(Cost $2,052,148)		2,607,290

Preferred Stocks - 0.0%
Convertible Preferred Stocks - 0.0%
Consumer Products - 0.0%
Reddy Ice Holdings, Inc. 7.00% pay-in-kind (d)(g)	199,717	1,700
Nonconvertible Preferred Stocks - 0.0%
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA (d)(g)(i)	287,159,690	2,872
TOTAL PREFERRED STOCKS
(Cost $11,676)		4,572
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 3.1%
Building Materials - 0.0%
Traverse Midstream Partners Ll Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.85% 9/27/24 (a)(e)	2,980	2,995
Consumer Products - 0.1%
Revlon Consumer Products Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.4008% 9/7/23 (a)(e)	18,245	14,033
Diversified Financial Services - 0.0%
Bcp Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.3588% 10/31/24 (a)(e)	2,895	2,907
Energy - 1.7%
Bcp Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.3058% 6/22/24 (a)(e)	8,982	9,061
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.2733% 12/31/21 (a)(e)	94,570	106,155
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.6471% 12/31/22 (a)(e)	41,115	41,950
Chesapeake Energy Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 7.500% 9.4436% 8/23/21 (a)(e)	38,535	40,751
Forbes Energy Services LLC Tranche B, term loan 14% 4/13/21 (a)(d)	1,970	1,985

TOTAL ENERGY		199,902

Insurance - 0.1%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3595% 4/25/25 (a)(e)	5,440	5,472
Metals/Mining - 0.2%
Murray Energy Corp. Tranche B 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.552% 4/16/20 (a)(e)	22,834	20,149
Paper - 0.0%
Caraustar Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.802% 3/14/22 (a)(e)	1,668	1,676
Publishing/Printing - 0.0%
Harland Clarke Holdings Corp. Tranche B 7LN, term loan 3 month U.S. LIBOR + 4.750% 7.052% 11/3/23 (a)(e)	3,678	3,706
Services - 0.2%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.2342% 6/13/25 (a)(e)	12,613	12,458
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.4842% 6/13/24 (a)(e)	5,681	5,676
KUEHG Corp. Tranche B, term loan 3 month U.S. LIBOR + 8.250% 10.552% 8/22/25 (a)(e)	6,055	6,131

TOTAL SERVICES		24,265

Steel - 0.1%
Essar Steel Algoma, Inc. Tranche B, term loan 3 month U.S. LIBOR + 6.500% 0% 8/16/19 (c)(e)	5,183	6,573
Technology - 0.7%
Digicert Holdings, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.750% 6.6508% 10/31/24 (a)(e)	3,885	3,894
3 month U.S. LIBOR + 8.000% 9.9008% 10/31/25 (a)(e)	4,840	4,824
Kronos, Inc. 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.0234% 11/1/24(a)(e)	19,695	20,378
Landesk Group, Inc. term loan:
3 month U.S. LIBOR + 4.250% 6.16% 1/20/24 (a)(e)	3,130	3,081
3 month U.S. LIBOR + 9.000% 10.91% 1/20/25 (a)(e)	10,270	9,718
Mcafee LLC Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.4008% 9/29/24 (a)(e)	4,721	4,780
3 month U.S. LIBOR + 8.500% 10.4008% 9/29/25 (a)(e)	28,185	28,561
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.89% 4/4/25 (a)(e)	13,365	13,476

TOTAL TECHNOLOGY		88,712

TOTAL BANK LOAN OBLIGATIONS
(Cost $361,806)		370,390

Preferred Securities - 7.9%
Banks & Thrifts - 6.7%
Bank of America Corp.:
5.125%(a)(j)	28,140	29,029
5.2%(a)(j)	61,440	62,305
5.875%(a)(j)	78,190	78,679
6.25% (a)(j)	28,555	30,045
Barclays Bank PLC 7.625% 11/21/22	22,355	25,209
Citigroup, Inc.:
5.8%(a)(j)	41,925	44,357
5.9% (a)(j)	27,015	27,936
5.95% (a)(j)	51,015	52,985
6.25% (a)(j)	17,065	17,947
6.3% (a)(j)	5,610	5,898
Goldman Sachs Group, Inc.:
5% (a)(j)	30,455	30,011
5.375% (a)(j)	31,615	33,172
5.7% (a)(j)	35,166	36,910
Huntington Bancshares, Inc. 5.7%(a)(j)	12,190	12,289
JPMorgan Chase & Co.:
5% (a)(j)	33,640	34,583
5.3% (a)(j)	16,855	17,807
6% (a)(j)	69,385	71,601
6.125% (a)(j)	17,585	18,291
6.75% (a)(j)	8,330	9,187
Royal Bank of Scotland Group PLC 8.625% (a)(j)	41,759	46,039
Wells Fargo & Co.:
5.875% (a)(j)	50,420	53,300
5.9% (a)(j)	63,075	65,579

TOTAL BANKS & THRIFTS		803,159

Energy - 1.2%
Andeavor Logistics LP 6.875% (a)(j)	30,450	31,037
DCP Midstream Partners LP 7.375% (a)(j)	15,260	15,533
Energy Transfer Partners LP.:
6.25% (a)(j)	65,923	63,665
6.625% (a)(j)	27,290	26,183
Summit Midstream Partners LP 9.5% (a)(j)	15,260	15,882

TOTAL ENERGY		152,300

Homebuilders/Real Estate - 0.0%
Odebrecht Finance Ltd. 7.5% (b)(j)	2,940	940
TOTAL PREFERRED SECURITIES
(Cost $939,590)		956,399
	Shares	Value (000s)

Money Market Funds - 10.5%
Fidelity Cash Central Fund, 1.74% (k)	1,254,481,618	1,254,733
Fidelity Securities Lending Cash Central Fund 1.74% (k)(l)	12,938,389	12,940
TOTAL MONEY MARKET FUNDS
(Cost $1,267,628)		1,267,673
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $11,304,663)		11,973,377
NET OTHER ASSETS (LIABILITIES) - 0.7%		79,365
NET ASSETS - 100%		$12,052,742

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,494,563,000 or 29.0% of net assets.

 (c) Non-income producing - Security is in default.

 (d) Level 3 security

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (g) Non-income producing

 (h) Security or a portion of the security is on loan at period end.

 (i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $4,986,000 or 0.0% of net assets.

 (j) Security is perpetual in nature with no stated maturity date.

 (k) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (l) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Arena Brands Holding Corp. Class B	6/18/97 - 1/12/99	$21,592
Houghton Mifflin Harcourt Co. warrants 6/22/19	6/22/12	$246
Tricer Holdco SCA	12/19/16 - 01/29/18	$10,248

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$13,029
Fidelity Securities Lending Cash Central Fund	76
Total	$13,105

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$679,809	$590,254	$70,727	$18,828
Consumer Staples	50,292	48,443	--	1,849
Energy	138,302	138,302	--	--
Financials	173,318	173,318	--	--
Health Care	78,941	78,644	--	297
Industrials	219,905	210,771	32	9,102
Information Technology	955,522	955,522	--	--
Materials	238,433	238,064	--	369
Real Estate	2,861	2,861	--	--
Telecommunication Services	59,215	59,215	--	--
Utilities	15,264	15,264	--	--
Corporate Bonds	6,767,053	--	6,766,902	151
Bank Loan Obligations	370,390	--	368,405	1,985
Preferred Securities	956,399	--	956,399	--
Money Market Funds	1,267,673	1,267,673	--	--
Total Investments in Securities:	$11,973,377	$3,778,331	$8,162,465	$32,581

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	82.4%
Canada	4.3%
Cayman Islands	2.8%
Netherlands	1.5%
France	1.2%
United Kingdom	1.2%
Luxembourg	1.1%
Ireland	1.1%
Others (Individually Less Than 1%)	4.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		April 30, 2018
Assets
Investment in securities, at value (including securities loaned of $12,041) — See accompanying schedule: Unaffiliated issuers (cost $10,037,035)	$10,705,704
Fidelity Central Funds (cost $1,267,628)	1,267,673
Total Investment in Securities (cost $11,304,663)		$11,973,377
Receivable for investments sold		64,593
Receivable for fund shares sold		7,991
Dividends receivable		315
Interest receivable		126,810
Distributions receivable from Fidelity Central Funds		1,853
Prepaid expenses		6
Other receivables		659
Total assets		12,175,604
Liabilities
Payable for investments purchased
Regular delivery	$74,429
Delayed delivery	13,820
Payable for fund shares redeemed	10,024
Distributions payable	4,014
Accrued management fee	5,593
Other affiliated payables	1,283
Other payables and accrued expenses	758
Collateral on securities loaned	12,941
Total liabilities		122,862
Net Assets		$12,052,742
Net Assets consist of:
Paid in capital		$11,075,162
Undistributed net investment income		127,075
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		181,791
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		668,714
Net Assets, for 1,190,589 shares outstanding		$12,052,742
Net Asset Value, offering price and redemption price per share ($12,052,742 ÷ 1,190,589 shares)		$10.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2018
Investment Income
Dividends		$67,140
Interest		556,313
Income from Fidelity Central Funds		13,105
Total income		636,558
Expenses
Management fee	$65,841
Transfer agent fees	13,631
Accounting and security lending fees	1,454
Custodian fees and expenses	155
Independent trustees' fees and expenses	46
Registration fees	221
Audit	227
Legal	(2,073)
Miscellaneous	89
Total expenses before reductions	79,591
Expense reductions	(303)	79,288
Net investment income (loss)		557,270
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	179,733
Fidelity Central Funds	(1)
Foreign currency transactions	(62)
Total net realized gain (loss)		179,670
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(109,829)
Fidelity Central Funds	1
Total change in net unrealized appreciation (depreciation)		(109,828)
Net gain (loss)		69,842
Net increase (decrease) in net assets resulting from operations		$627,112

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2018	Year ended April 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$557,270	$469,037
Net realized gain (loss)	179,670	203,756
Change in net unrealized appreciation (depreciation)	(109,828)	686,024
Net increase (decrease) in net assets resulting from operations	627,112	1,358,817
Distributions to shareholders from net investment income	(475,182)	(441,674)
Distributions to shareholders from net realized gain	(119,664)	–
Total distributions	(594,846)	(441,674)
Share transactions
Proceeds from sales of shares	2,505,049	1,958,022
Reinvestment of distributions	531,851	395,486
Cost of shares redeemed	(2,247,228)	(2,229,289)
Net increase (decrease) in net assets resulting from share transactions	789,672	124,219
Redemption fees	389	595
Total increase (decrease) in net assets	822,327	1,041,957
Net Assets
Beginning of period	11,230,415	10,188,458
End of period	$12,052,742	$11,230,415
Other Information
Undistributed net investment income end of period	$127,075	$57,801
Shares
Sold	244,684	201,303
Issued in reinvestment of distributions	52,177	40,821
Redeemed	(219,719)	(230,785)
Net increase (decrease)	77,142	11,339

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Capital & Income Fund

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$10.09	$9.24	$9.99	$10.07	$9.86
Income from Investment Operations
Net investment income (loss)A	.482	.430	.404	.416	.472
Net realized and unrealized gain (loss)	.065	.824	(.710)	.276	.258
Total from investment operations	.547	1.254	(.306)	.692	.730
Distributions from net investment income	(.410)	(.405)	(.387)	(.411)	(.458)
Distributions from net realized gain	(.107)	–	(.058)	(.362)	(.063)
Total distributions	(.517)	(.405)	(.445)	(.773)	(.521)
Redemption fees added to paid in capitalA	–B	.001	.001	.001	.001
Net asset value, end of period	$10.12	$10.09	$9.24	$9.99	$10.07
Total ReturnC	5.51%	13.85%	(3.05)%	7.17%	7.71%
Ratios to Average Net AssetsD,E
Expenses before reductions	.67%	.73%	.75%	.72%	.71%
Expenses net of fee waivers, if any	.67%	.73%	.75%	.72%	.71%
Expenses net of all reductions	.67%	.73%	.74%	.72%	.71%
Net investment income (loss)	4.71%	4.45%	4.30%	4.16%	4.82%
Supplemental Data
Net assets, end of period (in millions)	$12,053	$11,230	$10,188	$11,160	$10,382
Portfolio turnover rateF	39%	39%	35%	41%	47%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Capital & Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions, market discount, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,044,291
Gross unrealized depreciation	(328,623)
Net unrealized appreciation (depreciation)	$715,668
Tax Cost	$11,257,709

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$78,069
Undistributed long-term capital gain	$184,439
Net unrealized appreciation (depreciation) on securities and other investments	$715,668

The tax character of distributions paid was as follows:

	April 30, 2018	April 30, 2017
Ordinary Income	$477,419	$ 441,674
Long-term Capital Gains	117,427	–
Total	$594,846	$ 441,674

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,499,269 and $4,224,352, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .12% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $52 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $34 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $76, including $10 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $212 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $24.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $67.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Litigation.

The Fund, and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. In September 2017, an opinion was issued in a trial intended to help determine the value of any remaining, unreleased collateral. Management is evaluating the impact of this ruling and the parties have agreed to mediation. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $100,876 received in 2009. The Fund is also incurring legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Capital & Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Capital & Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 15, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 284 funds. Mr. Wiley oversees 196.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2017 to April 30, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period-B November 1, 2017 to April 30, 2018
Actual	.66%	$1,000.00	$999.80	$3.27
Hypothetical-C		$1,000.00	$1,021.52	$3.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Capital & Income Fund voted to pay on June 11, 2018, to shareholders of record at the opening of business on June 8, 2018, a distribution of $0.156 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2018, $189,591,906, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.41% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $150,417,308 of distributions paid during the period January 1, 2018 to April 30, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

CAI-ANN-0618
1.703159.120

Fidelity® High Income Fund Annual Report April 30, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® High Income Fund	4.27%	4.35%	7.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® High Income Fund on April 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$19,764	Fidelity® High Income Fund
$21,253	ICE® BofAML® US High Yield Constrained Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 3.22% for the 12 months ending April 30, 2018, as measured by the ICE BofAML® US High Yield Constrained Index. High-yield bonds began the period on a strong note and maintained momentum into July, rising along with other risk assets. Although heightened geopolitical risk and some industry-specific developments hampered high yield for a brief stretch in early August, the favorable environment for risk assets in the first half of the period generally prevailed overall, as the index continued on an uptrend through the end of 2017. High yield began the new year by extending its rise, but reversed course in early February and continued downward in March amid broad-based market volatility. The short-term decline was largely attributable to a policy rate hike by the U.S. Federal Reserve, a sell-off in technology shares and an escalating trade dispute with China. For the full 12 months, lower-quality bonds within the index advanced 7%, topping credits rated B (+3%) and BB (+2%). By industry, gains were broad-based, with steel (+6%), chemicals (+4%) and metals/mining (+4%) boosted by the potential for increased infrastructure spending in the U.S. The index’s largest component the past year, energy, rose about 5% amid higher oil prices. Notable laggards included cable/satellite TV (-1%), consumer products (0%) and telecommunications (+1%).

Comments from Portfolio Manager Frederick Hoff:  For the fiscal year, the fund gained 4.27%, outperforming its benchmark, the ICE BofAML US High Yield Constrained Index®. Relative to the benchmark, the fund benefited from strong security selection in the energy and utilities industries, as well as in technology and capital goods. Overweightings in utilities and banks & thrifts also contributed, as these industries outperformed. On a credit-quality basis, the fund benefited from very good security selection among B-rated issuers and realized a more modest benefit in the CCC/C tier. The fund's top contributor was Bi-Lo, a supermarket operator that made very good progress in its financial restructuring. Another troubled grocery store operator, Tops, did not fare well, however, and we sold our position in this issuer, anticipating further difficulty. An additional strong-performing holding was utility company Dynegy, whose bonds rose after the company agreed last October to be acquired. Strong bond selection in energy was led by California Resources Group, Denbury and Frac Tech, all of which benefited from a rising oil price. In contrast, the fund's biggest individual detractor was Community Health Systems, a highly indebted hospital provider that continued to experience margin declines and fewer patient admissions. Lastly, an underweighting in satellite company Intelsat also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
Valeant Pharmaceuticals International, Inc.	2.4
Community Health Systems, Inc.	2.4
Altice SA	2.2
Ortho-Clinical Diagnostics, Inc.	2.0
First Quantum Minerals Ltd.	1.9
10.9

Top Five Market Sectors as of April 30, 2018

% of fund's net assets
Energy	13.6
Healthcare	12.2
Telecommunications	6.8
Cable/Satellite TV	6.4
Utilities	5.0

Quality Diversification (% of fund's net assets)

As of April 30, 2018
BBB	0.3%
BB	26.6%
B	48.9%
CCC,CC,C	11.5%
D	1.5%
Not Rated	0.9%
Equities	1.4%
Short-Term Investments and Net Other Assets	8.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2018*
Nonconvertible Bonds	81.4%
Convertible Bonds, Preferred Stocks	2.0%
Common Stocks	0.1%
Bank Loan Obligations	5.3%
Other Investments	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	8.9%

 * Foreign investments - 23.5%

Schedule of Investments April 30, 2018

Showing Percentage of Net Assets

Corporate Bonds - 82.1%
	Principal Amount (000s)	Value (000s)
Convertible Bonds - 0.7%
Broadcasting - 0.5%
DISH Network Corp.:
2.375% 3/15/24	$1,060	$915
3.375% 8/15/26	22,750	20,646
		21,561
Energy - 0.2%
Ensco Jersey Finance Ltd. 3% 1/31/24	7,690	6,519
Utilities - 0.0%
SolarCity Corp. 1.625% 11/1/19	590	548

TOTAL CONVERTIBLE BONDS		28,628

Nonconvertible Bonds - 81.4%
Aerospace - 0.7%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	1,570	1,579
Bombardier, Inc.:
7.5% 12/1/24 (a)	7,040	7,410
7.5% 3/15/25 (a)	13,145	13,671
DAE Funding LLC:
4% 8/1/20 (a)	2,645	2,625
4.5% 8/1/22 (a)	3,305	3,181
5% 8/1/24 (a)	810	781
		29,247
Air Transportation - 0.1%
United Continental Holdings, Inc. 6.375% 6/1/18	1,270	1,270
XPO Logistics, Inc. 6.125% 9/1/23 (a)	4,030	4,171
		5,441
Automotive & Auto Parts - 0.6%
Allison Transmission, Inc. 5% 10/1/24 (a)	6,465	6,350
Delphi Technologies PLC 5% 10/1/25 (a)	4,955	4,766
Lithia Motors, Inc. 5.25% 8/1/25 (a)	2,905	2,876
Tesla, Inc. 5.3% 8/15/25 (a)	13,185	11,669
		25,661
Banks & Thrifts - 0.9%
Ally Financial, Inc.:
4.25% 4/15/21	2,395	2,407
5.75% 11/20/25	32,620	33,639
Royal Bank of Scotland Group PLC 5.125% 5/28/24	2,625	2,665
		38,711
Broadcasting - 1.0%
AMC Networks, Inc.:
4.75% 8/1/25	2,680	2,533
5% 4/1/24	940	919
CBS Radio, Inc. 7.25% 11/1/24 (a)	3,410	3,461
iHeartCommunications, Inc.:
9% 9/15/22 (b)	4,320	3,424
10.625% 3/15/23 (b)	6,665	5,265
11.25% 3/1/21 (a)(b)	5,040	3,843
Sinclair Television Group, Inc. 5.125% 2/15/27 (a)	1,595	1,479
Sirius XM Radio, Inc.:
3.875% 8/1/22 (a)	4,075	3,953
5% 8/1/27 (a)	9,345	8,907
5.375% 7/15/26 (a)	8,800	8,625
Univision Communications, Inc. 5.125% 2/15/25 (a)	2,625	2,424
		44,833
Building Materials - 0.5%
Builders FirstSource, Inc. 5.625% 9/1/24 (a)	6,490	6,425
Building Materials Corp. of America:
5.5% 2/15/23 (a)	3,595	3,711
6% 10/15/25 (a)	6,360	6,599
Summit Materials LLC/Summit Materials Finance Corp. 5.125% 6/1/25 (a)	1,995	1,935
U.S. Concrete, Inc. 6.375% 6/1/24	2,360	2,443
		21,113
Cable/Satellite TV - 6.1%
Altice SA:
7.625% 2/15/25 (a)	45,870	41,340
7.75% 5/15/22 (a)	55,555	53,055
Altice U.S. Finance SA:
5.375% 7/15/23 (a)	12,165	12,180
5.5% 5/15/26 (a)	18,505	17,938
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	5,310	5,124
5% 2/1/28 (a)	5,305	4,899
5.125% 2/15/23	4,795	4,818
5.125% 5/1/23 (a)	3,625	3,637
5.125% 5/1/27 (a)	17,585	16,477
5.5% 5/1/26 (a)	14,235	13,861
5.75% 9/1/23	6,260	6,338
5.875% 4/1/24 (a)	13,630	13,835
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
5.125% 12/15/21 (a)	3,060	3,029
5.125% 12/15/21 (a)	4,795	4,740
CSC Holdings, Inc. 5.5% 4/15/27 (a)	11,570	11,105
DISH DBS Corp.:
5% 3/15/23	5,810	5,011
5.875% 7/15/22	3,210	2,945
6.75% 6/1/21	5,543	5,515
7.75% 7/1/26	2,150	1,950
Virgin Media Finance PLC 4.875% 2/15/22	7,525	7,149
Virgin Media Secured Finance PLC:
5.25% 1/15/26 (a)	1,500	1,429
5.5% 8/15/26 (a)	8,690	8,364
VTR Finance BV 6.875% 1/15/24 (a)	5,835	6,033
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	12,380	11,668
		262,440
Capital Goods - 0.7%
Apergy Corp. 6.375% 5/1/26 (a)(c)	1,550	1,573
General Cable Corp. 5.75% 10/1/22 (d)	19,700	20,227
RBS Global, Inc./Rexnord Corp. 4.875% 12/15/25 (a)	2,710	2,615
SPX Flow, Inc.:
5.625% 8/15/24 (a)	2,150	2,177
5.875% 8/15/26 (a)	2,150	2,193
		28,785
Chemicals - 4.0%
Blue Cube Spinco, Inc.:
9.75% 10/15/23	4,075	4,676
10% 10/15/25	5,930	6,938
CF Industries Holdings, Inc.:
3.45% 6/1/23	5,440	5,168
5.15% 3/15/34	20,715	18,928
5.375% 3/15/44	14,645	12,829
LSB Industries, Inc. 9.625% 5/1/23 (a)	2,510	2,529
Momentive Performance Materials, Inc. 3.88% 10/24/21	22,866	24,124
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (b)(e)	19,122	0
NOVA Chemicals Corp. 4.875% 6/1/24 (a)	4,755	4,612
OCI NV 6.625% 4/15/23 (a)	1,915	1,942
Platform Specialty Products Corp. 5.875% 12/1/25 (a)	7,775	7,581
The Chemours Co. LLC:
6.625% 5/15/23	10,825	11,380
7% 5/15/25	11,310	12,172
TPC Group, Inc. 8.75% 12/15/20 (a)	26,585	26,452
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (a)	5,305	5,225
Tronox Finance PLC 5.75% 10/1/25 (a)	2,065	2,008
Tronox, Inc. 6.5% 4/15/26 (a)	18,295	18,204
Valvoline, Inc. 5.5% 7/15/24	1,890	1,937
Versum Materials, Inc. 5.5% 9/30/24 (a)	1,370	1,400
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (a)	1,855	1,906
5.625% 10/1/24 (a)	1,800	1,859
		171,870
Consumer Products - 0.2%
Edgewell Personal Care Co. 5.5% 6/15/25 (a)	235	233
Prestige Brands, Inc. 6.375% 3/1/24 (a)	4,075	4,095
Tempur Sealy International, Inc. 5.5% 6/15/26	6,420	6,083
		10,411
Containers - 1.6%
Ard Securities Finance Sarl 8.75% 1/31/23 pay-in-kind (a)(d)	2,570	2,705
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.625% 5/15/23 (a)	23,590	23,649
6% 2/15/25 (a)	5,485	5,547
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	1,975	1,943
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	18,495	17,108
Owens-Brockway Glass Container, Inc.:
5% 1/15/22 (a)	6,190	6,283
5.375% 1/15/25 (a)	4,130	4,120
Plastipak Holdings, Inc. 6.25% 10/15/25 (a)	1,320	1,280
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.125% 7/15/23 (a)	5,950	5,976
		68,611
Diversified Financial Services - 3.2%
Aircastle Ltd. 5.125% 3/15/21	6,085	6,245
CIT Group, Inc.:
5% 8/15/22	2,820	2,883
5.375% 5/15/20	768	793
Crown Americas LLC / Crown Americas Capital Corp. IV 4.75% 2/1/26 (a)	2,620	2,528
FLY Leasing Ltd.:
5.25% 10/15/24	4,220	4,083
6.375% 10/15/21	15,728	16,395
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (a)	3,245	3,428
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6% 8/1/20	3,610	3,687
6.25% 2/1/22	2,435	2,484
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 4.64% 12/21/65 (a)(d)(f)	7,105	6,839
ILFC E-Capital Trust II 3 month U.S. LIBOR + 1.800% 4.89% 12/21/65 (a)(d)(f)	9,720	9,356
Intelsat Connect Finance SA 12.5% 4/1/22 (a)	1,937	1,695
MSCI, Inc. 5.75% 8/15/25 (a)	3,285	3,426
Navient Corp.:
5% 10/26/20	2,165	2,176
6.625% 7/26/21	3,750	3,896
6.75% 6/25/25	10,695	10,802
7.25% 9/25/23	2,670	2,790
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.875% 2/15/23 (a)	9,415	9,109
SLM Corp.:
4.875% 6/17/19	10,145	10,234
6.125% 3/25/24	3,190	3,194
7.25% 1/25/22	5,390	5,700
8% 3/25/20	9,007	9,592
Springleaf Financial Corp.:
6.125% 5/15/22	5,360	5,487
6.875% 3/15/25	2,620	2,646
8.25% 12/15/20	6,395	7,052
Venator Finance SARL/Venator Capital Management Ltd. 5.75% 7/15/25 (a)	3,930	3,910
		140,430
Diversified Media - 1.3%
Clear Channel Worldwide Holdings, Inc. Series A, 6.5% 11/15/22	10,245	10,450
E.W. Scripps Co. 5.125% 5/15/25 (a)	1,260	1,172
MDC Partners, Inc. 6.5% 5/1/24 (a)	19,741	19,420
Nielsen Co. S.a.r.l. (Luxembourg) 5% 2/1/25 (a)	4,540	4,472
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	18,410	18,550
		54,064
Energy - 12.0%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.5% 5/20/25	4,695	4,613
Antero Resources Corp.:
5.125% 12/1/22	2,440	2,452
5.625% 6/1/23 (Reg. S)	3,960	4,044
Antero Resources Finance Corp. 5.375% 11/1/21	4,735	4,790
Baytex Energy Corp.:
5.125% 6/1/21 (a)	3,070	2,901
5.625% 6/1/24 (a)	3,655	3,253
Calfrac Holdings LP 7.5% 12/1/20 (a)	7,460	7,385
California Resources Corp. 8% 12/15/22 (a)	31,310	26,927
Callon Petroleum Co. 6.125% 10/1/24	1,865	1,902
Chesapeake Energy Corp.:
4.875% 4/15/22	1,957	1,879
5.375% 6/15/21	8,745	8,505
5.75% 3/15/23	3,500	3,229
8% 1/15/25 (a)	5,265	5,104
8% 6/15/27 (a)	5,730	5,515
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	25,235	25,235
CNX Midstream Partners LP 6.5% 3/15/26 (a)	2,355	2,302
Compressco Partners LP/Compressco Finance, Inc. 7.5% 4/1/25 (a)	2,620	2,633
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.8745% 6/15/22 (a)(d)(f)	4,080	4,070
6.875% 6/15/25 (a)	4,850	5,044
Continental Resources, Inc.:
4.5% 4/15/23	2,155	2,182
5% 9/15/22	16,425	16,671
Covey Park Energy LLC 7.5% 5/15/25 (a)	5,705	5,734
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25% 4/1/23	2,070	2,109
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	9,618	9,810
Denbury Resources, Inc.:
4.625% 7/15/23	17,195	14,014
5.5% 5/1/22	13,715	11,966
Diamond Offshore Drilling, Inc. 7.875% 8/15/25	2,655	2,725
Diamondback Energy, Inc. 5.375% 5/31/25 (a)	1,050	1,064
Drax Finco PLC 6.625% 11/1/25 (a)	3,995	4,015
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	1,915	1,925
5.75% 1/30/28 (a)	1,925	1,935
Ensco PLC:
4.5% 10/1/24	4,355	3,544
5.2% 3/15/25	2,345	1,926
5.75% 10/1/44	6,460	4,490
7.75% 2/1/26	2,635	2,477
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (a)	7,700	7,970
Exterran Energy Solutions LP 8.125% 5/1/25	4,660	4,940
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21	2,360	2,354
FTS International, Inc. 6.25% 5/1/22	3,900	3,924
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	9,865	9,964
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	12,190	11,855
5.75% 10/1/25 (a)	5,380	5,326
Holly Energy Partners LP/Holly Finance Corp. 6% 8/1/24 (a)	3,230	3,238
Indigo Natural Resources LLC 6.875% 2/15/26 (a)	2,630	2,525
Jonah Energy LLC 7.25% 10/15/25 (a)	9,880	7,904
Nabors Industries, Inc. 5.75% 2/1/25 (a)	10,500	9,949
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.125% 7/15/19	3,230	3,230
6.125% 3/1/25	5,455	5,196
7.5% 11/1/23	12,965	12,933
NGPL PipeCo LLC 4.375% 8/15/22 (a)	1,135	1,129
Noble Holding International Ltd.:
5.25% 3/15/42	3,445	2,274
6.05% 3/1/41	4,160	2,891
7.7% 4/1/25 (d)	5,680	5,084
7.75% 1/15/24	6,385	5,986
7.875% 2/1/26 (a)	4,240	4,272
Oceaneering International, Inc. 6% 2/1/28	2,630	2,617
Parsley Energy LLC/Parsley:
5.25% 8/15/25 (a)	3,100	3,092
5.625% 10/15/27 (a)	2,200	2,228
6.25% 6/1/24 (a)	925	967
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23	7,920	8,177
7.25% 6/15/25	4,410	4,575
PBF Logistics LP/PBF Logistics Finance, Inc.:
6.875% 5/15/23 (a)	1,080	1,091
6.875% 5/15/23	820	828
PDC Energy, Inc. 6.125% 9/15/24	1,625	1,666
Precision Drilling Corp. 7.125% 1/15/26 (a)	3,630	3,666
Range Resources Corp. 5% 3/15/23	7,605	7,316
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.625% 7/15/22	5,885	5,694
5.625% 11/15/23	5,320	5,014
Sanchez Energy Corp. 7.25% 2/15/23 (a)	8,070	8,151
SemGroup Corp.:
6.375% 3/15/25	7,749	7,381
7.25% 3/15/26	5,780	5,737
SM Energy Co.:
5% 1/15/24	7,235	6,891
5.625% 6/1/25	4,280	4,152
6.125% 11/15/22	12,935	13,064
6.5% 11/15/21	3,615	3,669
6.5% 1/1/23	9,245	9,268
Southwestern Energy Co.:
4.1% 3/15/22	23,927	23,209
7.5% 4/1/26	9,265	9,520
7.75% 10/1/27	4,955	5,104
Summit Midstream Holdings LLC 5.75% 4/15/25	5,200	4,961
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	6,115	5,779
5.125% 2/1/25	2,610	2,532
5.25% 5/1/23	2,920	2,913
5.875% 4/15/26 (a)	5,225	5,199
6.75% 3/15/24	1,230	1,285
Teine Energy Ltd. 6.875% 9/30/22 (a)	410	419
TerraForm Power Operating LLC 4.25% 1/31/23 (a)	2,305	2,201
Transocean, Inc. 9% 7/15/23 (a)	4,330	4,671
U.S.A. Compression Partners LP 6.875% 4/1/26 (a)	1,550	1,581
Weatherford International Ltd.:
6.5% 8/1/36	3,015	2,291
7% 3/15/38	1,720	1,350
Weatherford International, Inc.:
6.8% 6/15/37	4,355	3,375
9.875% 3/1/25 (a)	5,245	5,009
Whiting Petroleum Corp.:
5.75% 3/15/21	4,090	4,187
6.25% 4/1/23	1,265	1,301
6.625% 1/15/26 (a)	3,070	3,147
WPX Energy, Inc. 6% 1/15/22	1,186	1,236
		517,828
Entertainment/Film - 1.7%
AMC Entertainment Holdings, Inc.:
5.875% 11/15/26	28,635	27,883
6.125% 5/15/27	21,843	21,133
AMC Entertainment, Inc. 5.75% 6/15/25	10,095	9,792
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.625% 2/15/24	2,800	2,828
5.875% 3/15/25	5,245	5,376
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(d)	6,716	6,649
		73,661
Environmental - 1.5%
Covanta Holding Corp.:
5.875% 3/1/24	6,641	6,541
5.875% 7/1/25	14,289	13,896
6.375% 10/1/22	6,490	6,628
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	18,820	19,196
Tervita Escrow Corp. 7.625% 12/1/21 (a)	17,690	18,044
Waste Pro U.S.A., Inc. 5.5% 2/15/26 (a)	1,540	1,524
		65,829
Food & Drug Retail - 2.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25	10,270	8,948
6.625% 6/15/24	6,890	6,425
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (a)(b)	36,335	36,380
9.375% 9/15/18 pay-in-kind (a)(b)(d)	51,009	29,840
Performance Food Group, Inc. 5.5% 6/1/24 (a)	2,765	2,781
Rite Aid Corp. 7.7% 2/15/27	1,895	1,649
		86,023
Food/Beverage/Tobacco - 3.0%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	28,627	27,053
Cott Holdings, Inc. 5.5% 4/1/25 (a)	8,265	8,203
ESAL GmbH 6.25% 2/5/23 (a)	24,230	23,079
JBS Investments GmbH:
7.25% 4/3/24 (a)	14,800	14,592
7.75% 10/28/20 (a)	7,770	7,896
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	2,625	2,467
6.75% 2/15/28 (a)	9,495	9,115
Minerva Luxembourg SA 6.5% 9/20/26 (a)	1,990	1,881
Post Holdings, Inc.:
5% 8/15/26 (a)	6,895	6,464
5.5% 3/1/25 (a)	6,025	5,920
5.625% 1/15/28 (a)	5,295	5,057
5.75% 3/1/27 (a)	4,195	4,095
U.S. Foods, Inc. 5.875% 6/15/24 (a)	4,305	4,380
Vector Group Ltd. 6.125% 2/1/25 (a)	9,390	9,316
		129,518
Gaming - 1.6%
Boyd Gaming Corp. 6.375% 4/1/26	2,050	2,146
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (a)	31,365	29,954
Downstream Development Authority 10.5% 2/15/23 (a)	2,630	2,715
Eldorado Resorts, Inc. 6% 4/1/25	1,260	1,249
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	1,020	1,028
Jacobs Entertainment, Inc. 7.875% 2/1/24 (a)	1,215	1,265
MCE Finance Ltd. 4.875% 6/6/25 (a)	1,795	1,676
MGM Growth Properties Operating Partnership LP 4.5% 9/1/26	6,735	6,359
Scientific Games Corp. 5% 10/15/25 (a)	7,910	7,641
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (a)	3,705	3,705
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (a)	10,630	10,192
Wynn Macau Ltd. 4.875% 10/1/24 (a)	2,605	2,553
		70,483
Healthcare - 11.2%
Acadia Healthcare Co., Inc. 5.625% 2/15/23	2,315	2,339
AmSurg Corp. 5.625% 7/15/22	5,345	5,358
Catalent Pharma Solutions 4.875% 1/15/26 (a)	1,490	1,451
Community Health Systems, Inc.:
5.125% 8/1/21	33,970	31,252
6.25% 3/31/23	21,990	19,997
6.875% 2/1/22	84,335	46,173
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	7,105	7,016
DaVita HealthCare Partners, Inc.:
5% 5/1/25	7,445	7,056
5.125% 7/15/24	11,170	10,821
HCA Holdings, Inc.:
5.25% 6/15/26	3,320	3,337
5.875% 5/1/23	12,595	13,130
6.25% 2/15/21	7,735	8,131
HealthSouth Corp. 5.75% 9/15/25	5,215	5,332
Hologic, Inc. 4.375% 10/15/25 (a)	4,405	4,240
IMS Health, Inc. 5% 10/15/26 (a)	3,785	3,733
Kindred Healthcare, Inc.:
8% 1/15/20	20,750	22,228
8.75% 1/15/23	20,000	21,425
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	385	365
5.5% 5/1/24	3,770	3,817
6.375% 3/1/24	3,810	4,001
Ortho-Clinical Diagnostics, Inc. 6.625% 5/15/22 (a)	58,948	58,340
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (a)(d)	5,310	5,390
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	15,645	15,762
5.5% 2/1/21	13,650	13,957
SP Finco LLC 6.75% 7/1/25 (a)	1,245	1,177
Teleflex, Inc. 4.875% 6/1/26	6,320	6,232
Tenet Healthcare Corp.:
4.375% 10/1/21	21,045	20,729
4.5% 4/1/21	780	773
6% 10/1/20	2,530	2,620
Teva Pharmaceutical Finance Netherlands III BV:
6% 4/15/24 (a)	16,780	16,276
6.75% 3/1/28 (a)	9,430	9,305
THC Escrow Corp. III 5.125% 5/1/25 (a)	10,645	10,379
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (a)	11,780	11,721
5.625% 12/1/21 (a)	3,595	3,478
5.875% 5/15/23 (a)	27,655	25,287
6.125% 4/15/25 (a)	18,095	16,321
6.75% 8/15/21 (a)	9,748	9,809
7.25% 7/15/22 (a)	14,385	14,509
7.5% 7/15/21 (a)	5,200	5,285
9% 12/15/25 (a)	6,475	6,556
9.25% 4/1/26 (a)	10,470	10,679
		485,787
Homebuilders/Real Estate - 2.1%
AV Homes, Inc. 6.625% 5/15/22	3,960	4,054
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27	5,410	4,950
6.75% 3/15/25	5,520	5,423
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (a)	1,825	1,857
Brookfield Residential Properties, Inc. 6.375% 5/15/25 (a)	2,426	2,459
Howard Hughes Corp. 5.375% 3/15/25 (a)	5,340	5,327
Kennedy-Wilson, Inc. 5.875% 4/1/24	4,295	4,231
Lennar Corp.:
5.25% 6/1/26 (a)	8,873	8,719
5.875% 11/15/24 (a)	2,735	2,824
M/I Homes, Inc. 5.625% 8/1/25	2,380	2,291
Mattamy Group Corp.:
6.5% 10/1/25 (a)	3,960	3,950
6.875% 12/15/23 (a)	1,840	1,891
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (a)	3,275	3,295
Starwood Property Trust, Inc.:
4.75% 3/15/25 (a)	6,905	6,646
5% 12/15/21	4,690	4,746
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (a)	11,417	11,417
TRI Pointe Homes, Inc.:
5.25% 6/1/27	5,325	5,059
5.875% 6/15/24	2,260	2,291
William Lyon Homes, Inc.:
5.875% 1/31/25	3,095	3,015
6% 9/1/23 (a)	2,635	2,628
7% 8/15/22	3,905	3,998
		91,071
Hotels - 1.0%
ESH Hospitality, Inc. 5.25% 5/1/25 (a)	20,535	20,073
Hilton Domestic Operating Co., Inc. 5.125% 5/1/26 (a)	15,655	15,655
Hilton Escrow Issuer LLC 4.25% 9/1/24	8,425	8,088
		43,816
Insurance - 0.6%
Acrisure LLC 7% 11/15/25 (a)	24,100	22,779
HUB International Ltd. 7% 5/1/26 (a)	4,200	4,211
		26,990
Leisure - 1.2%
Mattel, Inc.:
2.35% 8/15/21	7,920	7,107
3.15% 3/15/23	2,635	2,246
6.75% 12/31/25 (a)	20,915	20,363
Rivers Pittsburgh Borrower LP 6.125% 8/15/21 (a)	2,147	2,072
Silversea Cruises 7.25% 2/1/25 (a)	2,075	2,195
Six Flags Entertainment Corp. 4.875% 7/31/24 (a)	5,290	5,158
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	1,345	1,367
7.25% 11/30/21 (a)	7,035	7,325
Voc Escrow Ltd. 5% 2/15/28 (a)	2,630	2,545
		50,378
Metals/Mining - 3.8%
Constellium NV 5.875% 2/15/26 (a)	1,870	1,842
Eldorado Gold Corp. 6.125% 12/15/20 (a)	3,800	3,515
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	24,325	23,109
6.875% 3/1/26 (a)	12,760	12,122
7% 2/15/21 (a)	2,470	2,484
7.25% 5/15/22 (a)	1,975	1,987
7.25% 4/1/23 (a)	23,450	23,387
7.5% 4/1/25 (a)	19,740	19,519
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (a)	3,140	3,113
5.125% 5/15/24 (a)	3,860	3,812
Freeport-McMoRan, Inc.:
3.55% 3/1/22	11,010	10,652
3.875% 3/15/23	10,420	9,990
4.55% 11/14/24	28,710	27,705
5.4% 11/14/34	8,590	7,924
6.875% 2/15/23	4,275	4,585
Novelis Corp. 5.875% 9/30/26 (a)	4,300	4,268
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	5,235	5,222
		165,236
Paper - 0.1%
Boise Cascade Co. 5.625% 9/1/24 (a)	1,855	1,878
Louisiana-Pacific Corp. 4.875% 9/15/24	1,290	1,280
NewPage Corp. 11.375% 12/31/2014 (b)(e)	30,721	0
		3,158
Publishing/Printing - 0.0%
Clear Channel International BV 8.75% 12/15/20 (a)	1,195	1,246
Restaurants - 0.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	5,375	5,113
5% 10/15/25 (a)	2,655	2,555
Golden Nugget, Inc. 6.75% 10/15/24 (a)	7,965	8,084
KFC Holding Co./Pizza Hut Holding LLC 5% 6/1/24 (a)	6,290	6,266
		22,018
Services - 3.7%
American Midstream Partners LP 8.5% 12/15/21 (a)	2,640	2,627
APX Group, Inc.:
7.625% 9/1/23	5,605	5,255
7.875% 12/1/22	10,095	10,145
Aramark Services, Inc.:
4.75% 6/1/26	6,890	6,683
5% 4/1/25 (a)	5,505	5,539
5.125% 1/15/24	3,350	3,409
Avantor, Inc.:
6% 10/1/24 (a)	16,180	16,261
9% 10/1/25 (a)	10,610	10,743
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	2,655	2,738
Corrections Corp. of America 5% 10/15/22	4,758	4,806
H&E Equipment Services, Inc. 5.625% 9/1/25	3,715	3,734
Hertz Corp.:
5.5% 10/15/24 (a)	63,490	53,173
6.25% 10/15/22	5,450	5,120
7.625% 6/1/22 (a)	8,315	8,461
IHS Markit Ltd.:
4% 3/1/26 (a)	1,980	1,897
4.75% 2/15/25 (a)	4,720	4,744
5% 11/1/22 (a)	1,360	1,408
KAR Auction Services, Inc. 5.125% 6/1/25 (a)	4,050	3,929
Prime Security One MS, Inc. 4.875% 7/15/32 (a)	3,730	3,087
Ritchie Brothers Auctioneers, Inc. 5.375% 1/15/25 (a)	1,545	1,537
The GEO Group, Inc. 6% 4/15/26	1,840	1,813
United Rentals North America, Inc. 5.875% 9/15/26	3,405	3,550
		160,659
Steel - 0.8%
ArcelorMittal SA:
7.25% 10/15/39 (d)	2,074	2,458
7.25% 3/1/41 (d)	1,005	1,156
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (a)	3,545	3,696
Cliffs Natural Resources, Inc. 5.75% 3/1/25	22,115	21,327
Commercial Metals Co. 5.75% 4/15/26 (a)(c)	5,235	5,242
		33,879
Super Retail - 0.4%
Asbury Automotive Group, Inc. 6% 12/15/24	6,190	6,144
DBP Holding Corp. 7.75% 10/15/20 (a)	1,080	548
Netflix, Inc. 4.375% 11/15/26	2,350	2,202
PetSmart, Inc.:
5.875% 6/1/25 (a)	2,675	1,926
8.875% 6/1/25 (a)	2,675	1,545
Sonic Automotive, Inc. 6.125% 3/15/27	3,380	3,245
		15,610
Technology - 1.1%
CDW LLC/CDW Finance Corp. 5.5% 12/1/24	3,295	3,420
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (a)	1,942	1,969
Itron, Inc. 5% 1/15/26 (a)	3,675	3,591
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (a)	3,095	3,192
Micron Technology, Inc. 5.25% 1/15/24 (a)	13,155	13,688
Nuance Communications, Inc. 5.625% 12/15/26	9,565	9,553
Open Text Corp. 5.875% 6/1/26 (a)	4,285	4,455
Sabre GLBL, Inc. 5.25% 11/15/23 (a)	4,250	4,287
Symantec Corp. 5% 4/15/25 (a)	2,500	2,510
TTM Technologies, Inc. 5.625% 10/1/25 (a)	1,525	1,495
		48,160
Telecommunications - 6.1%
Altice Financing SA:
6.625% 2/15/23 (a)	6,950	6,950
7.5% 5/15/26 (a)	17,345	17,085
Altice Finco SA:
7.625% 2/15/25 (a)	18,085	17,226
8.125% 1/15/24 (a)	14,685	15,070
CommScope Technologies Finance LLC 6% 6/15/25 (a)	1,620	1,669
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24	3,130	3,138
5.375% 3/15/27	1,445	1,445
Frontier Communications Corp.:
8.5% 4/1/26 (a)	9,700	9,433
11% 9/15/25	24,005	18,424
GCI, Inc. 6.875% 4/15/25	6,590	6,903
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc. 12.5% 7/1/22 (a)	3,825	4,251
Inmarsat Finance PLC 4.875% 5/15/22 (a)	2,245	2,166
Intelsat Jackson Holdings SA:
5.5% 8/1/23	6,755	5,666
7.5% 4/1/21	980	927
8% 2/15/24 (a)	5,705	6,026
Level 3 Financing, Inc.:
5.125% 5/1/23	6,560	6,494
5.375% 1/15/24	5,570	5,514
Neptune Finco Corp.:
6.625% 10/15/25 (a)	7,010	7,229
10.125% 1/15/23 (a)	4,490	4,978
10.875% 10/15/25 (a)	2,345	2,750
Sable International Finance Ltd. 6.875% 8/1/22 (a)	10,115	10,633
SFR Group SA:
6% 5/15/22 (a)	6,905	6,806
6.25% 5/15/24 (a)	4,450	4,239
7.375% 5/1/26 (a)	7,630	7,392
Sprint Capital Corp. 6.875% 11/15/28	5,460	5,569
Sprint Communications, Inc. 6% 11/15/22	17,465	17,836
Sprint Corp.:
7.125% 6/15/24	15,025	15,471
7.25% 9/15/21	10,260	10,876
7.875% 9/15/23	10,160	10,897
T-Mobile U.S.A., Inc.:
6% 3/1/23	3,700	3,834
6% 4/15/24	10,590	11,090
ViaSat, Inc. 5.625% 9/15/25 (a)	5,310	5,071
Wind Tre SpA 5% 1/20/26 (a)	8,715	7,315
Zayo Group LLC/Zayo Capital, Inc. 5.75% 1/15/27 (a)	5,075	5,037
		265,410
Textiles/Apparel - 0.0%
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (a)(c)	1,670	1,712
Transportation Ex Air/Rail - 1.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	15,555	12,600
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	40,435	30,579
11.25% 8/15/22 (a)	5,310	5,244
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (a)	1,575	1,512
Teekay Corp. 8.5% 1/15/20	9,198	9,497
		59,432
Utilities - 4.7%
Calpine Corp.:
5.25% 6/1/26 (a)	5,645	5,402
5.75% 1/15/25	10,695	9,814
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	8,475	9,217
Dynegy, Inc.:
7.375% 11/1/22	1,648	1,737
7.625% 11/1/24	42,875	46,091
8% 1/15/25 (a)	6,290	6,817
8.125% 1/30/26 (a)	2,655	2,914
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	3,480	3,480
7% 6/15/23	11,110	11,221
InterGen NV 7% 6/30/23 (a)	39,739	39,640
NRG Energy, Inc.:
5.75% 1/15/28 (a)	3,380	3,346
7.25% 5/15/26	1,000	1,068
NRG Yield Operating LLC 5% 9/15/26	2,685	2,611
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	7,015	7,682
Pattern Energy Group, Inc. 5.875% 2/1/24 (a)	2,370	2,417
Talen Energy Supply LLC:
6.5% 6/1/25	17,760	12,965
10.5% 1/15/26 (a)	18,795	16,211
The AES Corp.:
5.125% 9/1/27	2,655	2,695
6% 5/15/26	8,415	8,794
Vertiv Group Corp. 9.25% 10/15/24 (a)	8,515	8,600
		202,722

TOTAL NONCONVERTIBLE BONDS		3,522,243

TOTAL CORPORATE BONDS
(Cost $3,584,018)		3,550,871
	Shares	Value (000s)

Common Stocks - 0.1%
Automotive & Auto Parts - 0.1%
Chassix Holdings, Inc. warrants 7/29/20 (e)(g)	27,176	257
UC Holdings, Inc. (e)	103,457	2,496

TOTAL AUTOMOTIVE & AUTO PARTS		2,753

Chemicals - 0.0%
LyondellBasell Industries NV Class A	306	32
Environmental - 0.0%
Tervita Corp. Class A (g)	79,321	539
Healthcare - 0.0%
HealthSouth Corp.	22	1
TOTAL COMMON STOCKS
(Cost $13,375)		3,325

Preferred Stocks - 1.3%
Convertible Preferred Stocks - 0.7%
Energy - 0.4%
Chesapeake Energy Corp. Series A, 5.75%	32,900	18,769
Telecommunications - 0.1%
Crown Castle International Corp. Series A, 6.875%	4,300	4,405
Utilities - 0.2%
Vistra Energy Corp. 7.00% (g)	105,200	9,847

TOTAL CONVERTIBLE PREFERRED STOCKS		33,021

Nonconvertible Preferred Stocks - 0.6%
Environmental - 0.6%
Tervita Corp. Series A (g)	3,612,430	24,537
TOTAL PREFERRED STOCKS
(Cost $56,117)		57,558
	Principal Amount (000s)	Value (000s)

Bank Loan Obligations - 5.3%
Building Materials - 0.1%
Beacon Roofing Supply, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1275% 1/2/25 (d)(f)	3,260	3,277
Cable/Satellite TV - 0.3%
CSC Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.3969% 1/25/26 (d)(f)	1,395	1,395
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.1455% 8/19/23 (d)(f)	13,375	12,890

TOTAL CABLE/SATELLITE TV		14,285

Capital Goods - 0.0%
Apergy Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4/19/25 (f)(h)	355	357
Chemicals - 0.1%
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (d)(f)	529	535
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (d)(f)	1,221	1,234
Venator Materials LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9008% 8/8/24 (d)(f)	398	400

TOTAL CHEMICALS		2,169

Containers - 0.0%
Plastipak Packaging, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.63% 10/14/24 (d)(f)	259	260
Energy - 0.7%
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.2733% 12/31/21 (d)(f)	4,570	5,130
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.6471% 12/31/22 (d)(f)	10,730	10,948
Citgo Petroleum Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.808% 7/29/21 (d)(f)	12,657	12,737

TOTAL ENERGY		28,815

Environmental - 0.1%
Hd Supply Waterworks Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.1154% 8/1/24 (d)(f)	3,478	3,495
Wrangler Buyer Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.8769% 9/28/24 (d)(f)	454	456

TOTAL ENVIRONMENTAL		3,951

Food & Drug Retail - 0.3%
Albertson's LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 8/25/21 (d)(f)	5,366	5,313
Lannett Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.375% 7.2758% 11/25/22 (d)(f)	7,394	7,380

TOTAL FOOD & DRUG RETAIL		12,693

Gaming - 0.4%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 12/22/24 (d)(f)	8,125	8,189
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 4/18/24 (d)(f)	7,603	7,635
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.6484% 10/4/23 (d)(f)	2,828	2,851

TOTAL GAMING		18,675

Healthcare - 1.0%
Community Health Systems, Inc. Tranche H, term loan 3 month U.S. LIBOR + 3.250% 5.2342% 1/27/21 (d)(f)	3,947	3,825
Kindred Healthcare, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.875% 4/9/21 (d)(f)	6,273	6,281
Ortho-Clinical Diagnostics, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.6269% 6/30/21 (d)(f)	29,927	30,114
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.552% 12/31/22 (d)(f)	1,886	1,876

TOTAL HEALTHCARE		42,096

Insurance - 0.1%
Asurion LLC Tranche B, term loan 3 month U.S. LIBOR + 6.000% 7.9008% 8/4/25 (d)(f)	1,245	1,279
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3595% 4/25/25 (d)(f)	1,935	1,946

TOTAL INSURANCE		3,225

Paper - 0.1%
Caraustar Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.802% 3/14/22 (d)(f)	6,279	6,308
Publishing/Printing - 0.0%
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 5.3295% 8/24/22 (d)(f)	169	169
Restaurants - 0.1%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3082% 2/17/24 (d)(f)	4,179	4,190
Services - 0.4%
Almonde, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.4842% 6/13/24 (d)(f)	2,274	2,271
Avantor, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.9008% 11/21/24 (d)(f)	10,279	10,388
Laureate Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.4008% 4/26/24 (d)(f)	6,194	6,230

TOTAL SERVICES		18,889

Steel - 0.2%
Big River Steel LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.302% 8/23/23 (d)(f)	7,015	7,120
Technology - 0.4%
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4/30/25 (f)(h)	8,005	8,018
First Data Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.147% 4/26/24 (d)(f)	2,690	2,699
Kronos, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.8796% 11/1/23 (d)(f)	3,495	3,524
Veritas U.S., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.802% 1/27/23 (d)(f)	2,714	2,670

TOTAL TECHNOLOGY		16,911

Telecommunications - 0.6%
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.66% 6/15/24 (d)(f)	1,359	1,341
Intelsat Jackson Holdings SA:
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 6.4563% 1/2/24 (d)(f)	1,480	1,532
Tranche B-5, term loan 6.625% 1/2/24	1,485	1,510
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9008% 2/1/24 (d)(f)	18,930	18,720
Sprint Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.4375% 2/3/24 (d)(f)	3,267	3,275

TOTAL TELECOMMUNICATIONS		26,378

Textiles/Apparel - 0.2%
International Textile Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 4/19/24 (f)(h)	8,025	8,035
Transportation Ex Air/Rail - 0.1%
International Seaways Operating Corp. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.41% 6/22/22 (d)(f)	3,326	3,297
Utilities - 0.1%
Vertiv Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.8869% 11/30/23 (d)(f)	3,563	3,557
Vistra Operations Co. LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 4.1468% 12/14/23 (d)(f)	1,921	1,933

TOTAL UTILITIES		5,490

TOTAL BANK LOAN OBLIGATIONS
(Cost $224,168)		226,590

Preferred Securities - 2.3%
Banks & Thrifts - 2.0%
Bank of America Corp.:
6.1% (d)(i)	2,225	2,322
6.25% (d)(i)	6,240	6,566
Barclays Bank PLC 7.625% 11/21/22	18,275	20,608
Barclays PLC:
6.625% (d)(i)	9,120	9,391
8.25% (d)(i)	4,975	5,167
Credit Agricole SA:
6.625% (a)(d)(i)	8,755	9,026
7.875% (a)(d)(i)	6,245	6,828
Credit Suisse Group AG 7.5% (a)(d)(i)	2,165	2,409
JPMorgan Chase & Co. 6.125% (d)(i)	3,445	3,583
Lloyds Banking Group PLC 7.5% (d)(i)	4,455	4,839
Royal Bank of Scotland Group PLC:
7.5% (d)(i)	8,425	8,903
8.625% (d)(i)	6,405	7,062

TOTAL BANKS & THRIFTS		86,704

Energy - 0.3%
DCP Midstream Partners LP 7.375% (d)(i)	8,145	8,291
Summit Midstream Partners LP 9.5% (d)(i)	5,320	5,537

TOTAL ENERGY		13,828

TOTAL PREFERRED SECURITIES
(Cost $94,453)		100,532
	Shares	Value (000s)

Money Market Funds - 8.2%
Fidelity Cash Central Fund, 1.74% (j)
(Cost $354,409)	354,376,493	354,447
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $4,326,540)		4,293,323
NET OTHER ASSETS (LIABILITIES) - 0.7%		31,020
NET ASSETS - 100%		$4,324,343

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,040,220,000 or 47.2% of net assets.

 (b) Non-income producing - Security is in default.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Level 3 security

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Non-income producing

 (h) The coupon rate will be determined upon settlement of the loan after period end.

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$4,652
Total	$4,652

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Broadview Networks Holdings, Inc.	$3,705	$--	$4,253	$--	$(7,093)	$7,641	$--
Total	$3,705	$--	$4,253	$--	$(7,093)	$7,641	$--

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$2,753	$--	$--	$2,753
Energy	18,769	--	18,769	--
Health Care	1	1	--	--
Industrials	25,076	--	25,076	--
Materials	32	32	--	--
Real Estate	4,405	--	4,405	--
Utilities	9,847	--	9,847	--
Corporate Bonds	3,550,871	--	3,550,871	--
Bank Loan Obligations	226,590	--	226,590	--
Preferred Securities	100,532	--	100,532	--
Money Market Funds	354,447	354,447	--	--
Total Investments in Securities:	$4,293,323	$354,480	$3,936,090	$2,753

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.5%
Canada	6.7%
Luxembourg	4.5%
Netherlands	2.4%
United Kingdom	2.3%
Multi-National	1.7%
Austria	1.0%
Others (Individually Less Than 1%)	4.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)		April 30, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $3,972,131)	$3,938,876
Fidelity Central Funds (cost $354,409)	354,447
Total Investment in Securities (cost $4,326,540)		$4,293,323
Cash		7
Receivable for investments sold		5,437
Receivable for fund shares sold		2,705
Dividends receivable		547
Interest receivable		62,841
Distributions receivable from Fidelity Central Funds		482
Prepaid expenses		2
Total assets		4,365,344
Liabilities
Payable for investments purchased
Regular delivery	$23,936
Delayed delivery	8,455
Payable for fund shares redeemed	2,568
Distributions payable	3,436
Accrued management fee	1,995
Other affiliated payables	497
Other payables and accrued expenses	114
Total liabilities		41,001
Net Assets		$4,324,343
Net Assets consist of:
Paid in capital		$4,470,484
Undistributed net investment income		40,146
Accumulated undistributed net realized gain (loss) on investments		(153,070)
Net unrealized appreciation (depreciation) on investments		(33,217)
Net Assets, for 489,604 shares outstanding		$4,324,343
Net Asset Value, offering price and redemption price per share ($4,324,343 ÷ 489,604 shares)		$8.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended April 30, 2018
Investment Income
Dividends		$13,954
Interest		262,906
Income from Fidelity Central Funds		4,652
Total income		281,512
Expenses
Management fee	$24,359
Transfer agent fees	4,925
Accounting fees and expenses	1,146
Custodian fees and expenses	51
Independent trustees' fees and expenses	17
Registration fees	118
Audit	121
Legal	(6)
Miscellaneous	35
Total expenses before reductions	30,766
Expense reductions	(46)	30,720
Net investment income (loss)		250,792
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,587
Fidelity Central Funds	2
Other affiliated issuers	(7,093)
Total net realized gain (loss)		50,496
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(125,283)
Fidelity Central Funds	(2)
Other affiliated issuers	7,641
Total change in net unrealized appreciation (depreciation)		(117,644)
Net gain (loss)		(67,148)
Net increase (decrease) in net assets resulting from operations		$183,644

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended April 30, 2018	Year ended April 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$250,792	$269,263
Net realized gain (loss)	50,496	(64,197)
Change in net unrealized appreciation (depreciation)	(117,644)	388,354
Net increase (decrease) in net assets resulting from operations	183,644	593,420
Distributions to shareholders from net investment income	(237,387)	(252,069)
Share transactions
Proceeds from sales of shares	792,990	1,064,869
Reinvestment of distributions	192,732	206,922
Cost of shares redeemed	(1,099,687)	(1,555,712)
Net increase (decrease) in net assets resulting from share transactions	(113,965)	(283,921)
Redemption fees	129	321
Total increase (decrease) in net assets	(167,579)	57,751
Net Assets
Beginning of period	4,491,922	4,434,171
End of period	$4,324,343	$4,491,922
Other Information
Undistributed net investment income end of period	$40,146	$28,444
Shares
Sold	88,562	123,618
Issued in reinvestment of distributions	21,532	23,922
Redeemed	(122,840)	(178,909)
Net increase (decrease)	(12,746)	(31,369)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity High Income Fund

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$8.94	$8.31	$9.04	$9.45	$9.59
Income from Investment Operations
Net investment income (loss)A	.513	.501	.503	.495	.523
Net realized and unrealized gain (loss)	(.137)	.597	(.741)	(.291)	(.091)
Total from investment operations	.376	1.098	(.238)	.204	.432
Distributions from net investment income	(.486)	(.469)	(.493)	(.486)	(.509)
Distributions from net realized gain	–	–	–	(.129)	(.064)
Total distributions	(.486)	(.469)	(.493)	(.615)	(.573)
Redemption fees added to paid in capitalA	–B	.001	.001	.001	.001
Net asset value, end of period	$8.83	$8.94	$8.31	$9.04	$9.45
Total ReturnC	4.27%	13.56%	(2.47)%	2.29%	4.74%
Ratios to Average Net AssetsD,E
Expenses before reductions	.70%	.72%	.73%	.72%	.72%
Expenses net of fee waivers, if any	.70%	.72%	.73%	.72%	.72%
Expenses net of all reductions	.70%	.72%	.73%	.72%	.72%
Net investment income (loss)	5.73%	5.81%	6.00%	5.38%	5.58%
Supplemental Data
Net assets, end of period (in millions)	$4,324	$4,492	$4,434	$5,347	$6,372
Portfolio turnover rateF	51%	52%	33%	37%	56%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, certain conversion ratio adjustments, contingent interest, equity/debt classifications, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$136,101
Gross unrealized depreciation	(136,413)
Net unrealized appreciation (depreciation)	$(312)
Tax Cost	$4,293,635

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,443
Capital loss carryforward	$(151,268)
Net unrealized appreciation (depreciation) on securities and other investments	$(312)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(11,673)
Long-term	(139,595)
Total capital loss carryforward	$(151,268)

The tax character of distributions paid was as follows:

	April 30, 2018	April 30, 2017
Ordinary Income	$237,387	$ 252,069

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,035,992 and $2,234,933, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were one dollar for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $19.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $27.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9. Litigation.

The Fund, and other entities managed by FMR or its affiliates were named as defendants in a lawsuit filed in the United States Bankruptcy Court for the Southern District of New York in 2009. The lawsuit was brought by creditors of Motors Liquidation Company (f/k/a General Motors), which went through Chapter 11 bankruptcy proceedings in 2009, and is captioned Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary No. 09-00504 (REG). The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on General Motors secured debt. The plaintiffs contend that the Fund and the other defendants were not secured creditors at the time of the 2009 payments and, thus, were not entitled to payment in full. In January 2015, the Court of Appeals ruled that JPMorgan, as administrative agent for all of the debtholders, released the security interest on certain collateral securing the debt prior to the 2009 payments. In September 2017, an opinion was issued in a trial intended to help determine the value of any remaining, unreleased collateral. Management is evaluating the impact of this ruling and the parties have agreed to mediation. At this time, Management cannot determine the amount of loss that may be realized, but expects the amount to be less than the $13,206 received in 2009. The Fund is also incurring legal costs in defending the case.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 284 funds. Mr. Wiley oversees 196 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2017 to April 30, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period-B November 1, 2017 to April 30, 2018
Actual	.71%	$1,000.00	$1,007.00	$3.53
Hypothetical-C		$1,000.00	$1,021.27	$3.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.31% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $59,372,851 of distributions paid during the period January 1, 2018 to April 30, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

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Fidelity® Focused High Income Fund Annual Report April 30, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Focused High Income Fund	1.86%	3.51%	5.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Focused High Income Fund on April 30, 2008.

The chart shows how the value of your investment would have changed, and also shows how the ICE BofAML® BB-B US High Yield Constrained Index performed over the same period.

Period Ending Values
$17,308	Fidelity® Focused High Income Fund
$20,997	ICE BofAML® BB-B US High Yield Constrained Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 3.22% for the 12 months ending April 30, 2018, as measured by the ICE BofAML® US High Yield Constrained Index. High-yield bonds began the period on a strong note and maintained momentum into July, rising along with other risk assets. Although heightened geopolitical risk and some industry-specific developments hampered high yield for a brief stretch in early August, the favorable environment for risk assets in the first half of the period generally prevailed overall, as the index continued on an uptrend through the end of 2017. High yield began the new year by extending its rise, but reversed course in early February and continued downward in March amid broad-based market volatility. The short-term decline was largely attributable to a policy rate hike by the U.S. Federal Reserve, a sell-off in technology shares and an escalating trade dispute with China. For the full 12 months, lower-quality bonds within the index advanced 7%, topping credits rated B (+3%) and BB (+2%). By industry, gains were broad-based, with steel (+6%), chemicals (+4%) and metals/mining (+4%) boosted by the potential for increased infrastructure spending in the U.S. The index’s largest component the past year, energy, rose about 5% amid higher oil prices. Notable laggards included cable/satellite TV (-1%), consumer products (0%) and telecommunications (+1%).

Comments from Portfolio Manager Matthew Conti:  For the fiscal year, the fund gained 1.86%, trailing the 2.28% advance of the benchmark, the ICE BofAML® BB-B US High Yield Constrained Index. Along with equities, high-yield bonds rose steadily throughout 2017 and started the new year on a high note. But both asset types reversed course to begin February and continued downward in March before steadying in April. This backdrop pressured bonds rated BB, which are the most sensitive to interest rates and where the fund is highly concentrated. The fund’s core high-yield bond portfolio gained 2.61%, boosted by security selection and helping our result versus the benchmark. Our much smaller non-benchmark allocation to floating-rate bank loans topped high yield by a wider margin and further boosted the fund’s relative result. Notable relative detractors included my picks in gaming and food/beverage/tobacco. In the latter category, the fund's largest relative detractor was untimely ownership of JBS. Securities issued by the Brazil-based meatpacking company plunged in May after JBS agreed to settle corruption allegations that included paying bribes to Brazilian politicians. I liquidated the position because JBS is no longer pursuing a listing in the United States, as well as some concern I had about pork prices and export markets for pork, chicken and beef. In gaming, our sizable position in casino and resort operator MGM Mirage detracted. I chose to hold long-duration bonds issued by MGM, which returned -1% this period. Turning to contributors, the biggest boost came from an overweighting in NSG Holdings, an electric utility with assets mainly in the United Kingdom. NSG was among the fund’s largest holdings as of April 30.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  After more than two decades at Fidelity, Portfolio Manager Matthew Conti plans to retire at the end of 2018. His replacement will be named in the third quarter.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	5.1
CCO Holdings LLC/CCO Holdings Capital Corp.	4.5
Citigroup, Inc.	3.1
NSG Holdings II LLC/NSG Holdings, Inc.	2.7
Bank of America Corp.	2.5
17.9

Top Five Market Sectors as of April 30, 2018

% of fund's net assets
Energy	17.0
Banks & Thrifts	10.3
Cable/Satellite TV	9.5
Diversified Financial Services	8.3
Utilities	6.7

Quality Diversification (% of fund's net assets)

As of April 30, 2018
BBB	0.3%
BB	75.9%
B	19.5%
CCC,CC,C	0.6%
Short-Term Investments and Net Other Assets	3.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2018*
Nonconvertible Bonds	81.0%
Convertible Bonds, Preferred Stocks	0.4%
Bank Loan Obligations	5.6%
Other Investments	9.3%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

 * Foreign investments - 19.6%

Schedule of Investments April 30, 2018

Showing Percentage of Net Assets

Corporate Bonds - 81.4%
	Principal Amount	Value
Convertible Bonds - 0.4%
Broadcasting - 0.4%
DISH Network Corp.:
2.375% 3/15/24	$1,230,000	$1,061,319
3.375% 8/15/26	680,000	617,114
		1,678,433
Nonconvertible Bonds - 81.0%
Aerospace - 0.2%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	820,000	824,576
Air Transportation - 1.1%
Allegiant Travel Co. 5.5% 7/15/19	2,095,000	2,115,950
United Air Lines, Inc. pass-thru trust certificates Class B, 7.336% 7/2/19	77,718	80,438
United Continental Holdings, Inc. 4.25% 10/1/22	2,095,000	2,040,530
		4,236,918
Automotive & Auto Parts - 0.4%
Delphi Technologies PLC 5% 10/1/25 (a)	605,000	581,934
Jaguar Land Rover PLC 4.5% 10/1/27 (a)	1,070,000	963,000
		1,544,934
Banks & Thrifts - 1.5%
Ally Financial, Inc. 8% 11/1/31	1,580,000	1,920,016
Royal Bank of Scotland Group PLC 5.125% 5/28/24	4,100,000	4,162,406
		6,082,422
Broadcasting - 1.0%
Sirius XM Radio, Inc.:
3.875% 8/1/22 (a)	1,695,000	1,644,150
5% 8/1/27 (a)	2,285,000	2,177,891
		3,822,041
Building Materials - 0.2%
Building Materials Corp. of America 4.75% 1/15/28 (a)	930,000	867,225
Cable/Satellite TV - 8.7%
Altice U.S. Finance SA 5.375% 7/15/23 (a)	6,745,000	6,753,431
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	3,750,000	3,618,750
5% 2/1/28 (a)	5,655,000	5,221,714
5.125% 5/1/23 (a)	1,105,000	1,108,536
5.125% 5/1/27 (a)	2,110,000	1,977,007
5.5% 5/1/26 (a)	4,450,000	4,332,965
5.875% 5/1/27 (a)	1,630,000	1,593,325
CSC Holdings LLC 5.375% 2/1/28 (a)	620,000	579,700
CSC Holdings, Inc. 5.5% 4/15/27 (a)	1,320,000	1,266,936
DISH DBS Corp.:
5.875% 11/15/24	1,330,000	1,132,163
7.75% 7/1/26	815,000	739,103
Virgin Media Secured Finance PLC:
5.5% 1/15/25 (a)	590,000	573,775
5.5% 8/15/26 (a)	1,460,000	1,405,250
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	4,765,000	4,491,013
		34,793,668
Chemicals - 2.2%
CF Industries Holdings, Inc.:
3.4% 12/1/21 (a)	620,000	610,672
3.45% 6/1/23	1,855,000	1,762,250
4.5% 12/1/26 (a)	445,000	445,062
5.15% 3/15/34	80,000	73,100
NOVA Chemicals Corp.:
4.875% 6/1/24 (a)	1,065,000	1,033,050
5.25% 6/1/27 (a)	620,000	596,750
OCI NV 6.625% 4/15/23 (a)	1,270,000	1,287,780
Olin Corp.:
5% 2/1/30	360,000	342,900
5.125% 9/15/27	1,695,000	1,661,100
Valvoline, Inc. 4.375% 8/15/25	1,065,000	1,022,400
		8,835,064
Consumer Products - 0.2%
Coty, Inc. 6.5% 4/15/26 (a)	930,000	904,425
Containers - 1.6%
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (a)	925,000	919,219
4.625% 5/15/23 (a)	1,520,000	1,523,800
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	1,770,000	1,637,250
OI European Group BV 4% 3/15/23 (a)	1,230,000	1,168,500
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	460,000	458,850
Silgan Holdings, Inc. 4.75% 3/15/25	810,000	783,756
		6,491,375
Diversified Financial Services - 8.3%
Aircastle Ltd. 4.125% 5/1/24	395,000	387,100
CIT Group, Inc.:
4.125% 3/9/21	445,000	445,467
5.25% 3/7/25	370,000	377,863
Crown Americas LLC / Crown Americas Capital Corp. IV 4.75% 2/1/26 (a)	780,000	752,700
FLY Leasing Ltd.:
5.25% 10/15/24	435,000	420,863
6.375% 10/15/21	1,970,000	2,053,489
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	10,785,000	10,906,331
6% 8/1/20	6,315,000	6,449,194
6.25% 2/1/22	1,970,000	2,009,400
6.75% 2/1/24	580,000	594,500
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 4.64% 12/21/65 (a)(b)(c)	580,000	558,250
ILFC E-Capital Trust II 3 month U.S. LIBOR + 1.800% 4.89% 12/21/65 (a)(b)(c)	2,430,000	2,338,875
MSCI, Inc. 4.75% 8/1/26 (a)	3,350,000	3,319,348
Quicken Loans, Inc. 5.25% 1/15/28 (a)	920,000	839,500
SLM Corp. 5.5% 1/25/23	1,455,000	1,432,739
		32,885,619
Energy - 16.5%
Antero Resources Corp. 5% 3/1/25	4,830,000	4,836,038
Antero Resources Finance Corp. 5.375% 11/1/21	1,490,000	1,507,210
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27	605,000	589,875
5.875% 3/31/25	1,590,000	1,639,226
7% 6/30/24	1,645,000	1,797,163
CNX Midstream Partners LP 6.5% 3/15/26 (a)	225,000	219,938
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 5.8745% 6/15/22 (a)(b)(c)	3,290,000	3,281,775
Continental Resources, Inc.:
3.8% 6/1/24	1,150,000	1,121,250
4.5% 4/15/23	3,690,000	3,736,125
4.9% 6/1/44	940,000	921,200
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.75% 4/1/25	2,195,000	2,173,050
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	2,630,000	2,682,600
Diamond Offshore Drilling, Inc. 7.875% 8/15/25	805,000	826,131
Drax Finco PLC 6.625% 11/1/25 (a)	370,000	371,850
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	195,000	195,975
5.75% 1/30/28 (a)	195,000	195,975
Energy Transfer Equity LP 4.25% 3/15/23	1,605,000	1,548,825
Ensco PLC:
4.5% 10/1/24	1,150,000	935,813
5.2% 3/15/25	3,000,000	2,463,750
7.75% 2/1/26	485,000	455,900
8% 1/31/24	1,314,000	1,300,860
Extraction Oil & Gas, Inc. 5.625% 2/1/26 (a)	850,000	824,500
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	1,665,000	1,681,650
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	2,755,000	2,679,238
5.75% 10/1/25 (a)	1,294,000	1,281,060
Jonah Energy LLC 7.25% 10/15/25 (a)	750,000	600,000
Nabors Industries, Inc.:
5.5% 1/15/23	1,490,000	1,459,410
5.75% 2/1/25 (a)	1,140,000	1,080,150
NextEra Energy Partners LP:
4.25% 9/15/24 (a)	1,130,000	1,090,450
4.5% 9/15/27 (a)	255,000	237,788
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% 3/1/25	755,000	719,138
NGPL PipeCo LLC:
4.375% 8/15/22 (a)	140,000	139,300
4.875% 8/15/27 (a)	140,000	136,106
Noble Holding International Ltd.:
5.25% 3/15/42	575,000	379,500
7.7% 4/1/25 (b)	835,000	747,325
7.75% 1/15/24	1,319,000	1,236,563
Precision Drilling Corp.:
5.25% 11/15/24	360,000	339,192
6.5% 12/15/21	233,000	237,660
7.125% 1/15/26 (a)	375,000	378,750
7.75% 12/15/23	830,000	864,238
Range Resources Corp.:
4.875% 5/15/25	850,000	786,781
5% 8/15/22	1,625,000	1,596,563
5% 3/15/23	890,000	856,180
Sanchez Energy Corp. 7.25% 2/15/23 (a)	1,315,000	1,328,150
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% 11/15/19	2,120,000	2,132,020
4.25% 11/15/23	1,725,000	1,630,125
5% 1/15/28 (a)	1,390,000	1,285,750
5.125% 2/1/25	780,000	756,600
5.375% 2/1/27	390,000	374,400
5.875% 4/15/26 (a)	1,840,000	1,830,800
TerraForm Power Operating LLC:
4.25% 1/31/23 (a)	235,000	224,425
5% 1/31/28 (a)	235,000	220,019
The Williams Companies, Inc. 3.7% 1/15/23	2,635,000	2,548,572
Whiting Petroleum Corp.:
5.75% 3/15/21	385,000	394,144
6.625% 1/15/26 (a)	630,000	645,750
		65,522,826
Food/Beverage/Tobacco - 2.0%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	1,905,000	1,800,225
Darling International, Inc. 5.375% 1/15/22	1,492,000	1,521,840
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (a)	1,375,000	1,362,969
4.875% 11/1/26 (a)	1,065,000	1,055,681
Vector Group Ltd. 6.125% 2/1/25 (a)	2,205,000	2,187,625
		7,928,340
Gaming - 4.0%
MCE Finance Ltd. 4.875% 6/6/25 (a)	3,225,000	3,012,086
MGM Growth Properties Operating Partnership LP:
4.5% 9/1/26	7,300,000	6,892,003
4.5% 1/15/28	1,525,000	1,403,000
Scientific Games Corp. 5% 10/15/25 (a)	700,000	676,165
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (a)	1,930,000	1,867,854
Wynn Macau Ltd.:
4.875% 10/1/24 (a)	405,000	396,900
5.5% 10/1/27 (a)	1,615,000	1,566,566
		15,814,574
Healthcare - 6.0%
Community Health Systems, Inc. 6.25% 3/31/23	1,090,000	991,219
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,195,000	1,180,063
HCA Holdings, Inc.:
5% 3/15/24	1,055,000	1,066,869
5.25% 6/15/26	1,545,000	1,552,725
Hologic, Inc.:
4.375% 10/15/25 (a)	780,000	750,750
4.625% 2/1/28 (a)	150,000	143,250
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	610,000	577,975
5.25% 8/1/26	1,455,000	1,414,988
6.375% 3/1/24	880,000	924,000
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	995,000	1,002,463
Service Corp. International 4.625% 12/15/27	920,000	899,576
Teleflex, Inc.:
4.625% 11/15/27	505,000	483,942
4.875% 6/1/26	6,955,000	6,857,630
Tenet Healthcare Corp.:
4.375% 10/1/21	1,100,000	1,083,500
4.625% 7/15/24 (a)	715,000	691,691
THC Escrow Corp. III 5.125% 5/1/25 (a)	1,200,000	1,170,000
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (a)	755,000	751,225
6.5% 3/15/22 (a)	695,000	721,063
7% 3/15/24 (a)	1,340,000	1,413,295
		23,676,224
Homebuilders/Real Estate - 1.3%
Howard Hughes Corp. 5.375% 3/15/25 (a)	1,045,000	1,042,388
Lennar Corp.:
4.75% 11/29/27 (a)	615,000	579,638
5.25% 6/1/26 (a)	1,765,000	1,734,289
M.D.C. Holdings, Inc. 6% 1/15/43	345,000	320,850
PulteGroup, Inc. 5% 1/15/27	895,000	871,730
Starwood Property Trust, Inc. 4.75% 3/15/25 (a)	440,000	423,500
		4,972,395
Hotels - 1.1%
Hilton Escrow Issuer LLC 4.25% 9/1/24	2,345,000	2,251,200
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25	750,000	727,350
4.875% 4/1/27	445,000	431,650
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (a)	1,020,000	1,030,200
		4,440,400
Metals/Mining - 3.3%
ArcelorMittal SA 6.125% 6/1/25	385,000	416,763
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (a)	1,560,000	1,546,740
5.125% 3/15/23 (a)	430,000	427,850
5.125% 5/15/24 (a)	580,000	572,750
Freeport-McMoRan, Inc.:
3.55% 3/1/22	5,505,000	5,326,088
3.875% 3/15/23	1,625,000	1,557,969
4.55% 11/14/24	2,340,000	2,258,100
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. 7.5% 6/15/25 (a)	1,110,000	1,140,525
		13,246,785
Restaurants - 0.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc. 4.25% 5/15/24 (a)	1,425,000	1,355,531
KFC Holding Co./Pizza Hut Holding LLC 5.25% 6/1/26 (a)	670,000	673,350
		2,028,881
Services - 1.4%
Aramark Services, Inc.:
4.75% 6/1/26	2,460,000	2,386,200
5% 2/1/28 (a)	750,000	729,683
Ashtead Capital, Inc.:
4.125% 8/15/25 (a)	415,000	394,250
4.375% 8/15/27 (a)	435,000	410,531
CDK Global, Inc. 4.875% 6/1/27	505,000	484,800
Corrections Corp. of America 5% 10/15/22	105,000	106,050
IHS Markit Ltd. 4.75% 2/15/25 (a)	485,000	487,474
Prime Security One MS, Inc. 4.875% 7/15/32 (a)	695,000	575,113
		5,574,101
Steel - 2.0%
ArcelorMittal SA 7.25% 10/15/39 (b)	390,000	462,150
Cliffs Natural Resources, Inc. 4.875% 1/15/24 (a)	920,000	897,000
Commercial Metals Co. 5.375% 7/15/27	1,785,000	1,740,375
Steel Dynamics, Inc.:
4.125% 9/15/25	1,150,000	1,097,537
5.125% 10/1/21	3,850,000	3,918,530
		8,115,592
Technology - 6.2%
EMC Corp. 2.65% 6/1/20	1,880,000	1,831,610
Gartner, Inc. 5.125% 4/1/25 (a)	390,000	390,858
Micron Technology, Inc.:
5.25% 1/15/24 (a)	580,000	603,490
5.5% 2/1/25	1,615,000	1,679,600
5.625% 1/15/26 (a)	2,825,000	3,036,028
Nuance Communications, Inc.:
5.375% 8/15/20 (a)	2,280,000	2,291,400
5.625% 12/15/26	1,495,000	1,493,131
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	2,055,000	2,013,900
4.125% 6/1/21 (a)	1,095,000	1,097,738
4.625% 6/15/22 (a)	920,000	926,900
Open Text Corp. 5.875% 6/1/26 (a)	5,015,000	5,214,096
Qorvo, Inc. 7% 12/1/25	1,371,000	1,487,535
Sensata Technologies BV 5% 10/1/25 (a)	1,915,000	1,910,213
Sensata Technologies UK Financing Co. PLC 6.25% 2/15/26 (a)	435,000	452,226
Symantec Corp. 5% 4/15/25 (a)	215,000	215,875
		24,644,600
Telecommunications - 4.9%
Altice Financing SA:
6.625% 2/15/23 (a)	2,240,000	2,240,000
7.5% 5/15/26 (a)	433,000	426,505
Equinix, Inc.:
5.375% 4/1/23	380,000	390,450
5.875% 1/15/26	1,125,000	1,164,375
Level 3 Financing, Inc. 5.25% 3/15/26	1,186,000	1,147,099
Qwest Corp. 6.75% 12/1/21	510,000	548,444
T-Mobile U.S.A., Inc.:
4% 4/15/22	1,470,000	1,469,081
4.5% 2/1/26	845,000	813,313
6.375% 3/1/25	2,980,000	3,129,000
6.5% 1/15/24	2,535,000	2,655,413
Telecom Italia Capital SA 6.375% 11/15/33	1,885,000	2,048,807
Telenet Finance Luxembourg Notes SARL 5.5% 3/1/28 (a)	2,200,000	2,101,000
U.S. West Communications 7.25% 9/15/25	560,000	601,918
Wind Tre SpA 5% 1/20/26 (a)	895,000	751,263
		19,486,668
Utilities - 6.4%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	3,140,000	3,415,064
DPL, Inc. 6.75% 10/1/19	803,000	827,090
NRG Energy, Inc.:
5.75% 1/15/28 (a)	515,000	509,850
6.25% 5/1/24	360,000	372,150
6.625% 1/15/27	1,390,000	1,431,700
NRG Yield Operating LLC 5% 9/15/26	790,000	768,275
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	9,687,717	10,608,050
The AES Corp.:
4% 3/15/21	885,000	890,106
4.5% 3/15/23	585,000	587,925
4.875% 5/15/23	3,105,000	3,124,406
5.125% 9/1/27	1,040,000	1,055,600
6% 5/15/26	1,880,000	1,964,600
		25,554,816

TOTAL NONCONVERTIBLE BONDS		322,294,469

TOTAL CORPORATE BONDS
(Cost $325,190,102)		323,972,902

Bank Loan Obligations - 5.6%
Aerospace - 1.2%
TransDigm, Inc.:
Tranche F, term loan 3 month U.S. LIBOR + 2.750% 4.7887% 6/9/23 (b)(c)	3,743,415	3,758,313
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.7119% 8/22/24 (b)(c)	1,052,138	1,056,957

TOTAL AEROSPACE		4,815,270

Air Transportation - 1.3%
American Airlines, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 2.000% 3.8969% 12/14/23 (b)(c)	1,287,000	1,287,914
3 month U.S. LIBOR + 2.000% 3.8971% 10/10/21 (b)(c)	3,903,466	3,907,721

TOTAL AIR TRANSPORTATION		5,195,635

Cable/Satellite TV - 0.8%
CSC Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.3969% 1/25/26 (b)(c)	140,000	140,000
Unitymedia Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1469% 9/30/25 (b)(c)	1,155,000	1,152,979
Zayo Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.9008% 1/19/21 (b)(c)	564,300	566,337
Ziggo Secured Finance Partnership Tranche E, term loan 3 month U.S. LIBOR + 2.500% 4.3969% 4/15/25 (b)(c)	1,335,000	1,328,192

TOTAL CABLE/SATELLITE TV		3,187,508

Chemicals - 0.1%
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (b)(c)	64,838	65,496
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (b)(c)	149,625	151,145

TOTAL CHEMICALS		216,641

Containers - 0.0%
Crown Americas LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.3118% 1/29/25 (b)(c)	70,000	70,569
Entertainment/Film - 0.2%
AMC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1469% 12/15/22 (b)(c)	823,664	826,498
Food & Drug Retail - 0.1%
Albertson's LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9563% 6/22/23 (b)(c)	294,177	290,868
Food/Beverage/Tobacco - 0.2%
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.9% 5/24/24 (b)(c)	846,667	850,300
Gaming - 0.3%
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 4/18/24 (b)(c)	932,950	936,971
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 4.7264% 8/14/24 (b)(c)	449,050	451,646

TOTAL GAMING		1,388,617

Healthcare - 0.1%
HCA Holdings, Inc. Tranche B 10LN, term loan 3 month U.S. LIBOR + 2.000% 3.9008% 3/13/25 (b)(c)	495,000	500,019
Hotels - 0.0%
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3/29/25 (c)(d)	105,000	105,775
Services - 0.1%
Aramark Services, Inc. Tranche B-1, term loan 3 month U.S. LIBOR + 2.000% 3.9008% 3/11/25 (b)(c)	339,150	341,270
Technology - 0.4%
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1508% 2/15/24 (b)(c)	1,322,683	1,328,476
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 3/3/23 (b)(c)	238,779	239,555

TOTAL TECHNOLOGY		1,568,031

Telecommunications - 0.5%
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1483% 2/22/24 (b)(c)	1,200,000	1,205,004
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 5.1508% 2/2/26 (b)(c)	675,000	679,219

TOTAL TELECOMMUNICATIONS		1,884,223

Utilities - 0.3%
The AES Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 5/31/22 (b)(c)(d)	1,148,400	1,149,594
TOTAL BANK LOAN OBLIGATIONS
(Cost $22,290,178)		22,390,818

Preferred Securities - 9.3%
Banks & Thrifts - 8.8%
Bank of America Corp.:
5.875% (b)(e)	730,000	734,565
6.1% (b)(e)	2,835,000	2,958,916
6.25% (b)(e)	3,180,000	3,345,935
6.5% (b)(e)	3,150,000	3,343,475
Barclays Bank PLC 7.625% 11/21/22	6,180,000	6,968,953
Barclays PLC 6.625% (b)(e)	935,000	962,827
Citigroup, Inc.:
5.95% (b)(e)	10,630,000	11,054,637
5.95% (b)(e)	1,070,000	1,119,303
Credit Agricole SA 6.625% (a)(b)(e)	2,513,000	2,590,669
Goldman Sachs Group, Inc. 5% (b)(e)	1,520,000	1,497,851
Royal Bank of Scotland Group PLC 7.5% (b)(e)	425,000	449,128

TOTAL BANKS & THRIFTS		35,026,259

Energy - 0.5%
Andeavor Logistics LP 6.875% (b)(e)	1,700,000	1,732,749
TOTAL PREFERRED SECURITIES
(Cost $35,272,083)		36,759,008
	Shares	Value

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 1.74% (f)
(Cost $10,081,506)	10,079,490	10,081,506
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $392,833,869)		393,204,234
NET OTHER ASSETS (LIABILITIES) - 1.2%		4,645,379
NET ASSETS - 100%		$397,849,613

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $147,635,576 or 37.1% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) The coupon rate will be determined upon settlement of the loan after period end.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$177,445
Total	$177,445

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$323,972,902	$--	$323,972,902	$--
Bank Loan Obligations	22,390,818	--	22,390,818	--
Preferred Securities	36,759,008	--	36,759,008	--
Money Market Funds	10,081,506	10,081,506	--	--
Total Investments in Securities:	$393,204,234	$10,081,506	$383,122,728	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.4%
United Kingdom	5.2%
Canada	3.3%
Netherlands	3.2%
Luxembourg	2.7%
Cayman Islands	2.1%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $382,752,363)	$383,122,728
Fidelity Central Funds (cost $10,081,506)	10,081,506
Total Investment in Securities (cost $392,833,869)		$393,204,234
Cash		1,006,818
Receivable for fund shares sold		165,341
Interest receivable		4,775,869
Distributions receivable from Fidelity Central Funds		14,088
Prepaid expenses		288
Total assets		399,166,638
Liabilities
Payable for investments purchased	$382,731
Payable for fund shares redeemed	310,646
Distributions payable	296,101
Accrued management fee	185,145
Other affiliated payables	67,682
Audit fee payable	72,186
Other payables and accrued expenses	2,534
Total liabilities		1,317,025
Net Assets		$397,849,613
Net Assets consist of:
Paid in capital		$408,532,672
Undistributed net investment income		1,274,871
Accumulated undistributed net realized gain (loss) on investments		(12,328,295)
Net unrealized appreciation (depreciation) on investments		370,365
Net Assets, for 46,986,881 shares outstanding		$397,849,613
Net Asset Value, offering price and redemption price per share ($397,849,613 ÷ 46,986,881 shares)		$8.47

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2018
Investment Income
Dividends		$2,392,159
Interest		22,318,323
Income from Fidelity Central Funds		177,445
Total income		24,887,927
Expenses
Management fee	$2,676,007
Transfer agent fees	817,985
Accounting fees and expenses	197,385
Custodian fees and expenses	8,511
Independent trustees' fees and expenses	1,950
Registration fees	31,456
Audit	89,603
Legal	1,160
Interest	965
Miscellaneous	4,583
Total expenses before reductions	3,829,605
Expense reductions	(8,353)	3,821,252
Net investment income (loss)		21,066,675
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,037,625
Fidelity Central Funds	241
Total net realized gain (loss)		10,037,866
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(19,868,158)
Fidelity Central Funds	(240)
Total change in net unrealized appreciation (depreciation)		(19,868,398)
Net gain (loss)		(9,830,532)
Net increase (decrease) in net assets resulting from operations		$11,236,143

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2018	Year ended April 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$21,066,675	$30,859,253
Net realized gain (loss)	10,037,866	9,824,846
Change in net unrealized appreciation (depreciation)	(19,868,398)	22,570,230
Net increase (decrease) in net assets resulting from operations	11,236,143	63,254,329
Distributions to shareholders from net investment income	(20,060,899)	(29,056,213)
Share transactions
Proceeds from sales of shares	89,436,320	192,306,765
Reinvestment of distributions	15,741,265	22,232,204
Cost of shares redeemed	(247,556,955)	(469,747,532)
Net increase (decrease) in net assets resulting from share transactions	(142,379,370)	(255,208,563)
Redemption fees	83,202	249,211
Total increase (decrease) in net assets	(151,120,924)	(220,761,236)
Net Assets
Beginning of period	548,970,537	769,731,773
End of period	$397,849,613	$548,970,537
Other Information
Undistributed net investment income end of period	$1,274,871	$407,878
Shares
Sold	10,296,385	22,868,386
Issued in reinvestment of distributions	1,815,188	2,626,415
Redeemed	(28,429,361)	(55,820,827)
Net increase (decrease)	(16,317,788)	(30,326,026)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Focused High Income Fund

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$8.67	$8.22	$8.73	$9.12	$9.55
Income from Investment Operations
Net investment income (loss)A	.380	.397	.396	.390	.444
Net realized and unrealized gain (loss)	(.219)	.423	(.519)	(.116)	(.102)
Total from investment operations	.161	.820	(.123)	.274	.342
Distributions from net investment income	(.362)	(.373)	(.389)	(.388)	(.438)
Distributions from net realized gain	–	–	–	(.278)	(.335)
Total distributions	(.362)	(.373)	(.389)	(.666)	(.773)
Redemption fees added to paid in capitalA	.001	.003	.002	.002	.001
Net asset value, end of period	$8.47	$8.67	$8.22	$8.73	$9.12
Total ReturnB	1.86%	10.22%	(1.30)%	3.20%	3.92%
Ratios to Average Net AssetsC,D
Expenses before reductions	.80%	.83%	.85%	.85%	.83%
Expenses net of fee waivers, if any	.80%	.83%	.85%	.85%	.83%
Expenses net of all reductions	.79%	.82%	.85%	.85%	.83%
Net investment income (loss)	4.38%	4.70%	4.80%	4.40%	4.86%
Supplemental Data
Net assets, end of period (000 omitted)	$397,850	$548,971	$769,732	$625,413	$754,153
Portfolio turnover rateE	47%	51%	47%	62%	77%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2018

1. Organization.

Fidelity Focused High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$8,199,669
Gross unrealized depreciation	(6,894,412)
Net unrealized appreciation (depreciation)	$1,305,257
Tax Cost	$391,898,977

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$242,003
Capital loss carryforward	$(12,230,318)
Net unrealized appreciation (depreciation) on securities and other investments	$1,305,257

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(10,971,259)
Long-term	(1,259,059)
Total capital loss carryforward	$(12,230,318)

The tax character of distributions paid was as follows:

	April 30, 2018	April 30, 2017
Ordinary Income	$20,060,899	$ 29,056,213

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $218,362,956 and $355,365,195, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .17% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,313,800	1.61%	$965

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,461 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,159.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $3,194.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Focused High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Focused High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 14, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 284 funds. Mr. Wiley oversees 196 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2017 to April 30, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period-B November 1, 2017 to April 30, 2018
Actual	.79%	$1,000.00	$986.30	$3.89
Hypothetical-C		$1,000.00	$1,020.88	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.12% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $4,893,550 of distributions paid during the period January 1, 2018 to April 30, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FFH-ANN-0618
1.801606.113

Fidelity® Series High Income Fund Annual Report April 30, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series High Income Fund	5.08%	4.52%	5.84%

 A From March 10, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series High Income Fund on March 10, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® US High Yield Constrained Index performed over the same period.

Period Ending Values
$15,005	Fidelity® Series High Income Fund
$15,405	ICE® BofAML® US High Yield Constrained Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 3.22% for the 12 months ending April 30, 2018, as measured by the ICE BofAML® US High Yield Constrained Index. High-yield bonds began the period on a strong note and maintained momentum into July, rising along with other risk assets. Although heightened geopolitical risk and some industry-specific developments hampered high yield for a brief stretch in early August, the favorable environment for risk assets in the first half of the period generally prevailed overall, as the index continued on an uptrend through the end of 2017. High yield began the new year by extending its rise, but reversed course in early February and continued downward in March amid broad-based market volatility. The short-term decline was largely attributable to a policy rate hike by the U.S. Federal Reserve, a sell-off in technology shares and an escalating trade dispute with China. For the full 12 months, lower-quality bonds within the index advanced 7%, topping credits rated B (+3%) and BB (+2%). By industry, gains were broad-based, with steel (+6%), chemicals (+4%) and metals/mining (+4%) boosted by the potential for increased infrastructure spending in the U.S. The index’s largest component the past year, energy, rose about 5% amid higher oil prices. Notable laggards included cable/satellite TV (-1%), consumer products (0%) and telecommunications (+1%).

Comments from Portfolio Manager Frederick Hoff:  For the fiscal year, the fund gained 5.08%, solidly outperforming its benchmark, the ICE BofAML® US High Yield Constrained Index. Relative to the index, the fund benefited most from security selection in the energy, technology and utilities sectors. Overweightings in utilities, banks & thrifts, and transportation (excluding air and rail) also contributed, as these groups outperformed. On a credit-quality basis, the fund enjoyed very good security selection among B-rated issuers and realized a more modest benefit in the CCC/C tier. The fund's top contributor was Bi-Lo, a supermarket operator that made very good progress in its financial restructuring. Another troubled grocery store operator, Tops, did not fare well, however, and we sold our position in this issuer, anticipating further difficulty. An additional strong-performing holding was utility company Dynegy, whose bonds rose after the firm agreed last October to be acquired. Strong bond selection in energy was led by California Resources Group, Denbury and Frac Tech, all of which benefited from a rising oil price. In contrast, our biggest individual detractor was Community Health Systems, a highly indebted hospital provider that continued to experience margin pressure and fewer patient admissions. Lastly, a position in rental car company Hertz also notably detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
Valeant Pharmaceuticals International, Inc.	2.4
Community Health Systems, Inc.	2.3
Altice SA	2.1
Ortho-Clinical Diagnostics, Inc.	2.1
First Quantum Minerals Ltd.	1.9
10.8

Top Five Market Sectors as of April 30, 2018

% of fund's net assets
Energy	13.0
Healthcare	12.3
Telecommunications	6.7
Cable/Satellite TV	6.3
Utilities	4.8

Quality Diversification (% of fund's net assets)

As of April 30, 2018
BBB	0.3%
BB	26.3%
B	47.4%
CCC,CC,C	11.1%
D	1.9%
Not Rated	0.7%
Equities	2.2%
Short-Term Investments and Net Other Assets	10.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2018*
Nonconvertible Bonds	79.8%
Convertible Bonds, Preferred Stocks	2.5%
Common Stocks	0.3%
Bank Loan Obligations	5.0%
Other Investments	2.3%
Short-Term Investments and Net Other Assets (Liabilities)	10.1%

 * Foreign investments - 23.6%

Schedule of Investments April 30, 2018

Showing Percentage of Net Assets

Corporate Bonds - 80.4%
	Principal Amount	Value
Convertible Bonds - 0.6%
Broadcasting - 0.5%
DISH Network Corp.:
2.375% 3/15/24	$690,000	$595,374
3.375% 8/15/26	14,720,000	13,358,709
		13,954,083
Energy - 0.1%
Ensco Jersey Finance Ltd. 3% 1/31/24	5,510,000	4,671,086
Utilities - 0.0%
SolarCity Corp. 1.625% 11/1/19	400,000	371,480

TOTAL CONVERTIBLE BONDS		18,996,649

Nonconvertible Bonds - 79.8%
Aerospace - 0.7%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (a)	1,045,000	1,050,831
Bombardier, Inc.:
7.5% 12/1/24 (a)	4,565,000	4,804,663
7.5% 3/15/25 (a)	8,630,000	8,975,200
DAE Funding LLC:
4% 8/1/20 (a)	1,685,000	1,672,363
4.5% 8/1/22 (a)	2,110,000	2,030,875
5% 8/1/24 (a)	515,000	496,357
		19,030,289
Automotive & Auto Parts - 0.5%
Allison Transmission, Inc. 5% 10/1/24 (a)	3,155,000	3,098,841
Delphi Technologies PLC 5% 10/1/25 (a)	3,175,000	3,053,953
Lithia Motors, Inc. 5.25% 8/1/25 (a)	1,855,000	1,836,450
Tesla, Inc. 5.3% 8/15/25 (a)	8,590,000	7,602,150
		15,591,394
Banks & Thrifts - 0.9%
Ally Financial, Inc.:
4.25% 4/15/21	1,210,000	1,216,050
5.75% 11/20/25	22,575,000	23,280,469
Royal Bank of Scotland Group PLC 5.125% 5/28/24	1,710,000	1,736,028
		26,232,547
Broadcasting - 1.1%
AMC Networks, Inc.:
4.75% 8/1/25	1,710,000	1,616,121
5% 4/1/24	855,000	835,763
CBS Radio, Inc. 7.25% 11/1/24 (a)	3,765,000	3,821,475
iHeartCommunications, Inc.:
9% 9/15/22 (b)	3,755,000	2,975,838
10.625% 3/15/23 (b)	4,900,000	3,871,000
11.25% 3/1/21 (a)(b)	4,625,000	3,526,563
Sinclair Television Group, Inc. 5.125% 2/15/27 (a)	1,020,000	946,050
Sirius XM Radio, Inc.:
3.875% 8/1/22 (a)	2,610,000	2,531,700
5% 8/1/27 (a)	6,060,000	5,775,938
5.375% 7/15/26 (a)	5,098,000	4,996,550
Univision Communications, Inc. 5.125% 2/15/25 (a)	1,730,000	1,597,569
		32,494,567
Building Materials - 0.4%
Builders FirstSource, Inc. 5.625% 9/1/24 (a)	2,735,000	2,707,650
Building Materials Corp. of America:
5.5% 2/15/23 (a)	2,585,000	2,668,206
6% 10/15/25 (a)	4,195,000	4,352,313
Summit Materials LLC/Summit Materials Finance Corp. 5.125% 6/1/25 (a)	1,255,000	1,217,350
U.S. Concrete, Inc. 6.375% 6/1/24	1,350,000	1,397,250
		12,342,769
Cable/Satellite TV - 6.0%
Altice SA:
7.625% 2/15/25 (a)	30,295,000	27,303,369
7.75% 5/15/22 (a)	37,145,000	35,473,475
Altice U.S. Finance SA:
5.375% 7/15/23 (a)	5,690,000	5,697,113
5.5% 5/15/26 (a)	13,040,000	12,640,650
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	3,405,000	3,285,825
5% 2/1/28 (a)	3,405,000	3,144,109
5.125% 2/15/23	4,450,000	4,470,915
5.125% 5/1/23 (a)	1,730,000	1,735,536
5.125% 5/1/27 (a)	13,450,000	12,602,247
5.5% 5/1/26 (a)	7,400,000	7,205,380
5.75% 9/1/23	7,640,000	7,735,500
5.875% 4/1/24 (a)	9,950,000	10,099,350
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (a)	3,760,000	3,722,400
CSC Holdings, Inc. 5.5% 4/15/27 (a)	5,810,000	5,576,438
DISH DBS Corp.:
5.875% 7/15/22	4,135,000	3,793,863
6.75% 6/1/21	4,995,000	4,970,025
7.75% 7/1/26	2,390,000	2,167,431
Virgin Media Finance PLC 4.875% 2/15/22	8,880,000	8,436,000
Virgin Media Secured Finance PLC:
5.25% 1/15/26 (a)	995,000	947,738
5.5% 8/15/26 (a)	2,895,000	2,786,438
VTR Finance BV 6.875% 1/15/24 (a)	2,000,000	2,068,020
Ziggo Secured Finance BV 5.5% 1/15/27 (a)	8,585,000	8,091,363
		173,953,185
Capital Goods - 0.5%
Apergy Corp. 6.375% 5/1/26 (a)(c)	1,030,000	1,045,450
General Cable Corp. 5.75% 10/1/22 (d)	12,281,000	12,609,517
RBS Global, Inc./Rexnord Corp. 4.875% 12/15/25 (a)	1,745,000	1,683,925
		15,338,892
Chemicals - 4.0%
Blue Cube Spinco, Inc. 10% 10/15/25	6,250,000	7,312,500
CF Industries Holdings, Inc.:
3.45% 6/1/23	3,315,000	3,149,250
5.15% 3/15/34	12,430,000	11,357,913
5.375% 3/15/44	7,085,000	6,206,318
LSB Industries, Inc. 9.625% 5/1/23 (a)	1,670,000	1,682,525
Momentive Performance Materials, Inc. 3.88% 10/24/21	18,676,000	19,703,180
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (b)(e)	27,576,000	3
NOVA Chemicals Corp. 4.875% 6/1/24 (a)	3,005,000	2,914,850
OCI NV 6.625% 4/15/23 (a)	1,275,000	1,292,850
Platform Specialty Products Corp. 5.875% 12/1/25 (a)	5,020,000	4,894,500
The Chemours Co. LLC:
6.625% 5/15/23	6,805,000	7,153,756
7% 5/15/25	7,030,000	7,566,038
TPC Group, Inc. 8.75% 12/15/20 (a)	17,040,000	16,954,800
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (a)	3,405,000	3,353,925
Tronox Finance PLC 5.75% 10/1/25 (a)	1,325,000	1,288,563
Tronox, Inc. 6.5% 4/15/26 (a)	12,180,000	12,119,100
Valvoline, Inc. 5.5% 7/15/24	2,075,000	2,126,875
Versum Materials, Inc. 5.5% 9/30/24 (a)	1,515,000	1,548,633
W. R. Grace & Co.-Conn.:
5.125% 10/1/21 (a)	1,155,000	1,186,520
5.625% 10/1/24 (a)	2,475,000	2,555,438
		114,367,537
Consumer Products - 0.1%
Edgewell Personal Care Co. 5.5% 6/15/25 (a)	210,000	208,425
Prestige Brands, Inc. 6.375% 3/1/24 (a)	2,710,000	2,723,550
		2,931,975
Containers - 1.3%
Ard Securities Finance Sarl 8.75% 1/31/23 pay-in-kind (a)(d)	1,675,000	1,762,938
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.625% 5/15/23 (a)	13,920,000	13,954,800
6% 2/15/25 (a)	3,267,000	3,303,754
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26	12,570,000	11,627,250
Owens-Brockway Glass Container, Inc. 5.375% 1/15/25 (a)	4,140,000	4,129,650
Plastipak Holdings, Inc. 6.25% 10/15/25 (a)	845,000	819,650
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.125% 7/15/23 (a)	2,620,000	2,631,476
		38,229,518
Diversified Financial Services - 3.6%
Aircastle Ltd.:
5% 4/1/23	4,435,000	4,556,963
5.125% 3/15/21	4,795,000	4,920,869
CIT Group, Inc. 5% 8/15/22	4,850,000	4,959,125
Crown Americas LLC / Crown Americas Capital Corp. IV 4.75% 2/1/26 (a)	1,740,000	1,679,100
FLY Leasing Ltd.:
5.25% 10/15/24	2,755,000	2,665,463
6.375% 10/15/21	9,522,000	9,925,542
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (a)	2,070,000	2,186,438
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 6.25% 2/1/22	2,180,000	2,223,600
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 4.64% 12/21/65 (a)(d)(f)	8,630,000	8,306,375
ILFC E-Capital Trust II 3 month U.S. LIBOR + 1.800% 4.89% 12/21/65 (a)(d)(f)	9,553,000	9,194,763
Intelsat Connect Finance SA 12.5% 4/1/22 (a)	1,698,000	1,485,750
MSCI, Inc. 5.75% 8/15/25 (a)	1,635,000	1,704,978
Navient Corp.:
5% 10/26/20	2,425,000	2,437,125
6.75% 6/25/25	6,740,000	6,807,400
7.25% 9/25/23	2,695,000	2,816,275
Radiate Holdco LLC/Radiate Financial Service Ltd. 6.875% 2/15/23 (a)	6,215,000	6,013,013
SLM Corp.:
4.875% 6/17/19	6,680,000	6,738,450
6.125% 3/25/24	3,555,000	3,559,444
7.25% 1/25/22	2,925,000	3,093,188
8% 3/25/20	6,038,000	6,430,470
Springleaf Financial Corp.:
6.125% 5/15/22	3,365,000	3,444,919
6.875% 3/15/25	1,735,000	1,752,350
8.25% 12/15/20	3,180,000	3,506,840
Venator Finance SARL/Venator Capital Management Ltd. 5.75% 7/15/25 (a)	2,520,000	2,507,400
		102,915,840
Diversified Media - 1.2%
Clear Channel Worldwide Holdings, Inc. Series A, 6.5% 11/15/22	6,115,000	6,237,300
E.W. Scripps Co. 5.125% 5/15/25 (a)	750,000	697,500
MDC Partners, Inc. 6.5% 5/1/24 (a)	12,153,000	11,955,514
Nielsen Co. S.a.r.l. (Luxembourg) 5% 2/1/25 (a)	2,455,000	2,418,175
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	12,945,000	13,043,382
		34,351,871
Energy - 11.6%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.5% 5/20/25	4,270,000	4,195,275
Antero Resources Corp. 5.625% 6/1/23 (Reg. S)	6,440,000	6,576,850
Baytex Energy Corp. 5.125% 6/1/21 (a)	3,495,000	3,302,775
Calfrac Holdings LP 7.5% 12/1/20 (a)	5,875,000	5,816,250
California Resources Corp. 8% 12/15/22 (a)	19,870,000	17,088,200
Chesapeake Energy Corp.:
4.875% 4/15/22	1,470,000	1,411,200
5.375% 6/15/21	5,086,000	4,946,135
8% 1/15/25 (a)	1,555,000	1,507,573
8% 6/15/27 (a)	3,630,000	3,493,875
Citgo Petroleum Corp. 6.25% 8/15/22 (a)	16,723,000	16,723,000
CNX Midstream Partners LP 6.5% 3/15/26 (a)	1,560,000	1,524,900
Compressco Partners LP/Compressco Finance, Inc. 7.5% 4/1/25 (a)	1,735,000	1,743,675
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.8745% 6/15/22 (a)(d)(f)	2,615,000	2,608,463
6.875% 6/15/25 (a)	3,085,000	3,208,400
Continental Resources, Inc.:
4.5% 4/15/23	2,430,000	2,460,375
5% 9/15/22	10,675,000	10,835,125
Covey Park Energy LLC 7.5% 5/15/25 (a)	3,580,000	3,597,900
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.25% 4/1/23	2,590,000	2,638,563
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	5,900,000	6,018,000
Denbury Resources, Inc.:
4.625% 7/15/23	12,667,000	10,323,605
5.5% 5/1/22	7,340,000	6,404,150
Diamond Offshore Drilling, Inc. 7.875% 8/15/25	1,700,000	1,744,625
Diamondback Energy, Inc. 5.375% 5/31/25 (a)	690,000	699,488
Drax Finco PLC 6.625% 11/1/25 (a)	2,675,000	2,688,375
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (a)	1,235,000	1,241,175
5.75% 1/30/28 (a)	1,240,000	1,246,200
Ensco PLC:
5.2% 3/15/25	2,605,000	2,139,356
5.75% 10/1/44	5,160,000	3,586,200
7.75% 2/1/26	1,720,000	1,616,800
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (a)	4,935,000	5,107,725
Exterran Energy Solutions LP 8.125% 5/1/25	2,790,000	2,957,400
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21	2,120,000	2,114,700
FTS International, Inc. 6.25% 5/1/22	3,215,000	3,235,094
Hess Infrastructure Partners LP 5.625% 2/15/26 (a)	6,425,000	6,489,250
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (a)	5,160,000	5,018,100
5.75% 10/1/25 (a)	3,650,000	3,613,500
Indigo Natural Resources LLC 6.875% 2/15/26 (a)	1,725,000	1,656,000
Jonah Energy LLC 7.25% 10/15/25 (a)	6,345,000	5,076,000
Nabors Industries, Inc. 5.75% 2/1/25 (a)	6,920,000	6,556,700
NGL Energy Partners LP/NGL Energy Finance Corp.:
5.125% 7/15/19	3,205,000	3,205,000
6.125% 3/1/25	4,750,000	4,524,375
7.5% 11/1/23	5,575,000	5,561,063
NGPL PipeCo LLC 4.375% 8/15/22 (a)	725,000	721,375
Noble Holding International Ltd.:
5.25% 3/15/42	3,815,000	2,517,900
6.05% 3/1/41	3,935,000	2,734,825
7.7% 4/1/25 (d)	3,075,000	2,752,125
7.75% 1/15/24	3,949,000	3,702,188
7.875% 2/1/26 (a)	2,770,000	2,790,775
Oceaneering International, Inc. 6% 2/1/28	1,725,000	1,716,375
Parsley Energy LLC/Parsley:
5.625% 10/15/27 (a)	1,410,000	1,427,625
6.25% 6/1/24 (a)	1,030,000	1,076,350
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23	4,485,000	4,630,763
7.25% 6/15/25	3,155,000	3,273,313
PBF Logistics LP/PBF Logistics Finance, Inc.:
6.875% 5/15/23 (a)	690,000	696,900
6.875% 5/15/23	995,000	1,004,950
PDC Energy, Inc. 6.125% 9/15/24	1,795,000	1,839,875
Precision Drilling Corp. 7.125% 1/15/26 (a)	2,325,000	2,348,250
Range Resources Corp. 5% 3/15/23	3,405,000	3,275,610
Rose Rock Midstream LP/Rose Rock Finance Corp.:
5.625% 7/15/22	5,585,000	5,403,488
5.625% 11/15/23	2,665,000	2,511,763
Sanchez Energy Corp. 7.25% 2/15/23 (a)	5,315,000	5,368,150
SemGroup Corp.:
6.375% 3/15/25	4,695,000	4,471,988
7.25% 3/15/26	3,750,000	3,721,875
SM Energy Co.:
5% 1/15/24	8,500,000	8,096,250
5.625% 6/1/25	2,695,000	2,614,150
6.125% 11/15/22	8,320,000	8,403,200
6.5% 1/1/23	7,270,000	7,288,175
Southwestern Energy Co.:
4.1% 3/15/22	17,615,000	17,086,550
7.5% 4/1/26	5,985,000	6,149,588
7.75% 10/1/27	3,213,000	3,309,390
Summit Midstream Holdings LLC 5.75% 4/15/25	1,200,000	1,144,776
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23	4,185,000	3,954,825
5.125% 2/1/25	2,885,000	2,798,450
5.875% 4/15/26 (a)	3,485,000	3,467,575
6.75% 3/15/24	1,490,000	1,557,050
Teine Energy Ltd. 6.875% 9/30/22 (a)	525,000	536,813
TerraForm Power Operating LLC 4.25% 1/31/23 (a)	1,485,000	1,418,175
Transocean, Inc. 9% 7/15/23 (a)	3,755,000	4,050,894
U.S.A. Compression Partners LP 6.875% 4/1/26 (a)	1,030,000	1,050,600
Weatherford International Ltd.:
6.5% 8/1/36	3,345,000	2,542,200
7% 3/15/38	1,140,000	894,900
Weatherford International, Inc.:
6.8% 6/15/37	1,720,000	1,333,000
9.875% 3/1/25 (a)	3,465,000	3,309,075
Whiting Petroleum Corp.:
5.75% 3/15/21	3,385,000	3,465,394
6.25% 4/1/23	1,455,000	1,496,831
6.625% 1/15/26 (a)	1,990,000	2,039,750
WPX Energy, Inc. 6% 1/15/22	654,000	681,795
		333,177,284
Entertainment/Film - 1.7%
AMC Entertainment Holdings, Inc.:
5.875% 11/15/26	18,495,000	18,009,506
6.125% 5/15/27	14,680,000	14,202,900
AMC Entertainment, Inc. 5.75% 6/15/25	6,460,000	6,266,200
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp.:
5.625% 2/15/24	4,285,000	4,327,850
5.875% 3/15/25	1,815,000	1,860,375
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(d)	5,245,320	5,192,867
		49,859,698
Environmental - 1.6%
Covanta Holding Corp.:
5.875% 3/1/24	4,960,000	4,885,600
5.875% 7/1/25	8,010,000	7,789,725
6.375% 10/1/22	4,804,000	4,906,085
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	13,015,000	13,275,300
Tervita Escrow Corp. 7.625% 12/1/21 (a)	13,130,000	13,392,600
Waste Pro U.S.A., Inc. 5.5% 2/15/26 (a)	1,010,000	999,597
		45,248,907
Food & Drug Retail - 2.5%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25	6,985,000	6,085,681
6.625% 6/15/24	5,935,000	5,534,328
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (a)(b)	30,150,000	30,187,688
9.375% 9/15/18 pay-in-kind (a)(b)(d)	39,804,804	23,285,810
Performance Food Group, Inc. 5.5% 6/1/24 (a)	3,110,000	3,128,505
Rite Aid Corp. 7.7% 2/15/27	2,845,000	2,475,150
		70,697,162
Food/Beverage/Tobacco - 2.8%
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	18,710,000	17,680,950
Cott Holdings, Inc. 5.5% 4/1/25 (a)	4,875,000	4,838,438
ESAL GmbH 6.25% 2/5/23 (a)	20,645,000	19,664,363
JBS Investments GmbH:
7.25% 4/3/24 (a)	4,035,000	3,978,308
7.75% 10/28/20 (a)	6,200,000	6,300,812
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (a)	2,990,000	2,809,703
6.75% 2/15/28 (a)	6,230,000	5,980,800
Minerva Luxembourg SA 6.5% 9/20/26 (a)	930,000	878,850
Post Holdings, Inc.:
5% 8/15/26 (a)	4,555,000	4,270,313
5.625% 1/15/28 (a)	3,415,000	3,261,325
5.75% 3/1/27 (a)	2,255,000	2,201,106
Vector Group Ltd. 6.125% 2/1/25 (a)	8,515,000	8,447,902
		80,312,870
Gaming - 1.5%
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (a)	22,270,000	21,267,850
Downstream Development Authority 10.5% 2/15/23 (a)	1,725,000	1,781,063
Eldorado Resorts, Inc. 6% 4/1/25	750,000	743,438
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26	1,200,000	1,209,000
Jacobs Entertainment, Inc. 7.875% 2/1/24 (a)	1,100,000	1,145,375
MCE Finance Ltd. 4.875% 6/6/25 (a)	1,150,000	1,074,077
MGM Growth Properties Operating Partnership LP 4.5% 9/1/26	1,740,000	1,642,751
Scientific Games Corp. 5% 10/15/25 (a)	5,190,000	5,013,281
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (a)	6,825,000	6,543,469
Wynn Macau Ltd. 4.875% 10/1/24 (a)	1,670,000	1,636,600
		42,056,904
Healthcare - 11.3%
AmSurg Corp. 5.625% 7/15/22	2,570,000	2,576,425
Catalent Pharma Solutions 4.875% 1/15/26 (a)	955,000	929,931
Community Health Systems, Inc.:
5.125% 8/1/21	22,950,000	21,114,000
6.25% 3/31/23	13,895,000	12,635,766
6.875% 2/1/22	56,774,000	31,083,765
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	4,465,000	4,409,188
DaVita HealthCare Partners, Inc.:
5% 5/1/25	1,450,000	1,374,165
5.125% 7/15/24	10,995,000	10,651,406
HCA Holdings, Inc.:
5.25% 6/15/26	2,865,000	2,879,325
5.875% 5/1/23	9,350,000	9,747,375
6.25% 2/15/21	5,100,000	5,361,375
HealthSouth Corp. 5.75% 9/15/25	3,890,000	3,977,525
Hologic, Inc. 4.375% 10/15/25 (a)	2,845,000	2,738,313
IMS Health, Inc. 5% 10/15/26 (a)	4,190,000	4,132,388
Kindred Healthcare, Inc.:
8% 1/15/20	13,465,000	14,424,381
8.75% 1/15/23	12,445,000	13,331,706
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27	245,000	232,138
5.5% 5/1/24	3,365,000	3,407,063
6.375% 3/1/24	4,595,000	4,824,750
Ortho-Clinical Diagnostics, Inc. 6.625% 5/15/22 (a)	39,557,000	39,161,388
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (a)(d)	3,405,000	3,456,075
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23	12,260,000	12,351,950
5.5% 2/1/21	8,330,000	8,517,425
SP Finco LLC 6.75% 7/1/25 (a)	800,000	756,000
Teleflex, Inc. 4.875% 6/1/26	3,690,000	3,638,340
Tenet Healthcare Corp.:
4.375% 10/1/21	16,240,000	15,996,400
6% 10/1/20	1,980,000	2,050,627
Teva Pharmaceutical Finance Netherlands III BV:
6% 4/15/24 (a)	11,125,000	10,790,981
6.75% 3/1/28 (a)	6,245,000	6,162,300
THC Escrow Corp. III 5.125% 5/1/25 (a)	6,775,000	6,605,625
Valeant Pharmaceuticals International, Inc.:
5.5% 11/1/25 (a)	7,645,000	7,606,775
5.625% 12/1/21 (a)	3,495,000	3,381,413
5.875% 5/15/23 (a)	18,660,000	17,062,238
6.125% 4/15/25 (a)	13,305,000	12,000,711
6.75% 8/15/21 (a)	5,101,000	5,132,881
7.25% 7/15/22 (a)	7,851,000	7,918,911
7.5% 7/15/21 (a)	1,425,000	1,448,156
9% 12/15/25 (a)	5,735,000	5,806,688
9.25% 4/1/26 (a)	6,945,000	7,083,900
		326,759,769
Homebuilders/Real Estate - 2.0%
AV Homes, Inc. 6.625% 5/15/22	2,475,000	2,533,781
Beazer Homes U.S.A., Inc.:
5.875% 10/15/27	3,470,000	3,175,050
6.75% 3/15/25	3,255,000	3,198,038
Brookfield Residential Properties, Inc. 6.375% 5/15/25 (a)	2,935,000	2,975,356
Howard Hughes Corp. 5.375% 3/15/25 (a)	3,145,000	3,137,138
Kennedy-Wilson, Inc. 5.875% 4/1/24 (a)	3,000,000	2,955,000
Lennar Corp.:
5.25% 6/1/26 (a)	5,775,000	5,674,515
5.875% 11/15/24 (a)	1,640,000	1,693,300
M/I Homes, Inc. 5.625% 8/1/25	1,525,000	1,467,813
Mattamy Group Corp.:
6.5% 10/1/25 (a)	2,535,000	2,528,663
6.875% 12/15/23 (a)	1,680,000	1,726,200
Shea Homes Ltd. Partnership/Corp. 6.125% 4/1/25 (a)	3,025,000	3,043,906
Starwood Property Trust, Inc. 4.75% 3/15/25 (a)	4,480,000	4,312,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.625% 3/1/24 (a)	7,164,000	7,164,000
TRI Pointe Homes, Inc. 5.25% 6/1/27	3,385,000	3,215,750
William Lyon Homes, Inc.:
5.875% 1/31/25	2,820,000	2,746,821
6% 9/1/23 (a)	1,745,000	1,740,114
7% 8/15/22	3,175,000	3,250,406
		56,537,851
Hotels - 0.9%
ESH Hospitality, Inc. 5.25% 5/1/25 (a)	13,334,000	13,033,985
Hilton Domestic Operating Co., Inc. 5.125% 5/1/26 (a)	10,475,000	10,475,000
Hilton Escrow Issuer LLC 4.25% 9/1/24	2,000,000	1,920,000
		25,428,985
Insurance - 0.6%
Acrisure LLC 7% 11/15/25 (a)	15,570,000	14,716,764
HUB International Ltd. 7% 5/1/26 (a)	2,795,000	2,801,988
		17,518,752
Leisure - 1.2%
Mattel, Inc.:
2.35% 8/15/21	5,150,000	4,621,095
3.15% 3/15/23	1,720,000	1,466,300
6.75% 12/31/25 (a)	13,730,000	13,367,528
Rivers Pittsburgh Borrower LP 6.125% 8/15/21 (a)	1,430,000	1,379,950
Silversea Cruises 7.25% 2/1/25 (a)	1,885,000	1,993,953
Six Flags Entertainment Corp. 4.875% 7/31/24 (a)	3,340,000	3,256,500
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	3,055,000	3,104,491
7.25% 11/30/21 (a)	4,420,000	4,602,325
Voc Escrow Ltd. 5% 2/15/28 (a)	1,725,000	1,668,938
		35,461,080
Metals/Mining - 3.6%
Constellium NV 5.875% 2/15/26 (a)	1,195,000	1,177,075
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	16,095,000	15,290,250
6.875% 3/1/26 (a)	8,455,000	8,032,250
7.25% 5/15/22 (a)	2,480,000	2,495,376
7.25% 4/1/23 (a)	16,125,000	16,081,463
7.5% 4/1/25 (a)	13,075,000	12,928,560
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (a)	1,965,000	1,948,298
5.125% 5/15/24 (a)	2,420,000	2,389,750
Freeport-McMoRan, Inc.:
3.55% 3/1/22	7,255,000	7,019,213
3.875% 3/15/23	1,835,000	1,759,306
4.55% 11/14/24	21,185,000	20,443,525
5.4% 11/14/34	6,570,000	6,060,825
6.875% 2/15/23	4,810,000	5,158,725
Nufarm Australia Ltd. 5.75% 4/30/26 (a)	3,480,000	3,471,300
		104,255,916
Paper - 0.0%
Louisiana-Pacific Corp. 4.875% 9/15/24	1,435,000	1,424,238
NewPage Corp. 11.375% 12/31/2014 (b)(e)	56,458,756	6
		1,424,244
Publishing/Printing - 0.0%
Clear Channel International BV 8.75% 12/15/20 (a)	765,000	797,513
Restaurants - 0.5%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (a)	3,350,000	3,186,688
5% 10/15/25 (a)	1,705,000	1,640,534
Golden Nugget, Inc. 6.75% 10/15/24 (a)	5,105,000	5,181,575
KFC Holding Co./Pizza Hut Holding LLC 5% 6/1/24 (a)	3,515,000	3,501,819
		13,510,616
Services - 3.6%
American Midstream Partners LP 8.5% 12/15/21 (a)	1,715,000	1,706,425
APX Group, Inc.:
7.625% 9/1/23	3,585,000	3,360,938
7.875% 12/1/22	6,600,000	6,633,000
Aramark Services, Inc.:
4.75% 6/1/26	4,550,000	4,413,500
5% 4/1/25 (a)	3,250,000	3,270,313
5.125% 1/15/24	2,405,000	2,447,088
Avantor, Inc.:
6% 10/1/24 (a)	11,210,000	11,266,050
9% 10/1/25 (a)	6,815,000	6,900,188
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (a)	1,700,000	1,753,125
Corrections Corp. of America 5% 10/15/22	1,695,000	1,711,950
H&E Equipment Services, Inc. 5.625% 9/1/25	2,385,000	2,396,925
Hertz Corp.:
5.5% 10/15/24 (a)	42,630,000	35,702,625
6.25% 10/15/22	2,690,000	2,526,919
7.625% 6/1/22 (a)	5,490,000	5,586,075
IHS Markit Ltd.:
4% 3/1/26 (a)	1,275,000	1,221,233
4.75% 2/15/25 (a)	3,010,000	3,025,351
5% 11/1/22 (a)	1,370,000	1,417,950
KAR Auction Services, Inc. 5.125% 6/1/25 (a)	2,555,000	2,478,350
Prime Security One MS, Inc. 4.875% 7/15/32 (a)	2,390,000	1,977,725
Ritchie Brothers Auctioneers, Inc. 5.375% 1/15/25 (a)	1,410,000	1,402,950
United Rentals North America, Inc. 5.875% 9/15/26	3,081,000	3,211,943
		104,410,623
Steel - 0.8%
ArcelorMittal SA:
7.25% 10/15/39 (d)	1,352,000	1,602,120
7.25% 3/1/41 (d)	650,000	747,500
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (a)	2,275,000	2,371,688
Cliffs Natural Resources, Inc. 5.75% 3/1/25	14,260,000	13,752,059
Commercial Metals Co. 5.75% 4/15/26 (a)(c)	3,480,000	3,484,350
		21,957,717
Super Retail - 0.3%
Asbury Automotive Group, Inc. 6% 12/15/24	3,975,000	3,945,188
DBP Holding Corp. 7.75% 10/15/20 (a)	730,000	370,475
PetSmart, Inc.:
5.875% 6/1/25 (a)	1,685,000	1,213,200
8.875% 6/1/25 (a)	1,685,000	973,088
Sonic Automotive, Inc. 6.125% 3/15/27	1,990,000	1,910,400
		8,412,351
Technology - 1.1%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.875% 6/15/21 (a)	3,920,000	4,032,478
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 8.625% 11/15/24 (a)	1,315,000	1,333,081
Itron, Inc. 5% 1/15/26 (a)	2,400,000	2,345,280
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (a)	1,980,000	2,041,875
Micron Technology, Inc. 5.25% 1/15/24 (a)	9,815,000	10,212,508
Nuance Communications, Inc. 5.625% 12/15/26	5,330,000	5,323,338
Open Text Corp. 5.875% 6/1/26 (a)	2,800,000	2,911,160
Symantec Corp. 5% 4/15/25 (a)	1,644,000	1,650,688
TTM Technologies, Inc. 5.625% 10/1/25 (a)	975,000	955,500
		30,805,908
Telecommunications - 6.0%
Altice Financing SA:
6.625% 2/15/23 (a)	4,450,000	4,450,000
7.5% 5/15/26 (a)	13,090,000	12,893,650
Altice Finco SA:
7.625% 2/15/25 (a)	12,260,000	11,677,650
8.125% 1/15/24 (a)	10,925,000	11,211,781
CommScope Technologies Finance LLC 6% 6/15/25 (a)	2,890,000	2,976,700
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24	1,935,000	1,939,838
5.375% 3/15/27	925,000	925,000
Frontier Communications Corp.:
8.5% 4/1/26 (a)	6,440,000	6,262,900
11% 9/15/25	14,845,000	11,393,538
GCI, Inc. 6.875% 4/15/25	3,450,000	3,613,875
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc. 12.5% 7/1/22 (a)	2,450,000	2,722,563
Intelsat Jackson Holdings SA:
5.5% 8/1/23	3,275,000	2,746,906
7.5% 4/1/21	835,000	790,119
8% 2/15/24 (a)	4,960,000	5,239,000
Level 3 Financing, Inc.:
5.125% 5/1/23	2,220,000	2,197,800
5.375% 1/15/24	4,325,000	4,281,750
Neptune Finco Corp.:
6.625% 10/15/25 (a)	4,865,000	5,017,031
10.125% 1/15/23 (a)	3,750,000	4,157,813
10.875% 10/15/25 (a)	1,615,000	1,893,588
Sable International Finance Ltd. 6.875% 8/1/22 (a)	5,870,000	6,170,838
SFR Group SA:
6% 5/15/22 (a)	3,910,000	3,853,774
7.375% 5/1/26 (a)	4,640,000	4,495,000
Sprint Capital Corp. 6.875% 11/15/28	3,269,000	3,334,380
Sprint Communications, Inc. 6% 11/15/22	11,860,000	12,112,025
Sprint Corp.:
7.125% 6/15/24	7,865,000	8,098,512
7.25% 9/15/21	5,935,000	6,291,100
7.875% 9/15/23	7,920,000	8,494,200
T-Mobile U.S.A., Inc. 6% 4/15/24	12,105,000	12,676,356
ViaSat, Inc. 5.625% 9/15/25 (a)	3,405,000	3,251,775
Wind Tre SpA 5% 1/20/26 (a)	5,570,000	4,675,458
Zayo Group LLC/Zayo Capital, Inc. 5.75% 1/15/27 (a)	3,915,000	3,885,638
		173,730,558
Textiles/Apparel - 0.0%
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (a)(c)	1,110,000	1,137,750
Transportation Ex Air/Rail - 1.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	10,100,000	8,181,000
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (a)	26,870,000	20,320,438
11.25% 8/15/22 (a)	3,405,000	3,362,438
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (a)	1,175,000	1,128,000
Teekay Corp. 8.5% 1/15/20	6,225,000	6,427,313
		39,419,189
Utilities - 4.5%
Calpine Corp.:
5.25% 6/1/26 (a)	3,655,000	3,497,378
5.75% 1/15/25	6,750,000	6,193,800
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	6,195,000	6,737,682
Dynegy, Inc.:
7.375% 11/1/22	987,000	1,040,051
7.625% 11/1/24	27,015,000	29,041,125
8% 1/15/25 (a)	4,715,000	5,109,881
8.125% 1/30/26 (a)	2,425,000	2,661,438
Global Partners LP/GLP Finance Corp.:
6.25% 7/15/22	2,750,000	2,750,000
7% 6/15/23	6,105,000	6,166,050
InterGen NV 7% 6/30/23 (a)	26,217,000	26,151,458
NRG Energy, Inc. 5.75% 1/15/28 (a)	2,180,000	2,158,200
NRG Yield Operating LLC 5% 9/15/26	1,735,000	1,687,288
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (a)	4,117,321	4,508,466
Pattern Energy Group, Inc. 5.875% 2/1/24 (a)	2,150,000	2,193,000
Talen Energy Supply LLC:
6.5% 6/1/25	10,915,000	7,967,950
10.5% 1/15/26 (a)	12,212,000	10,532,850
The AES Corp.:
5.125% 9/1/27	1,700,000	1,725,500
6% 5/15/26	3,475,000	3,631,375
Vertiv Group Corp. 9.25% 10/15/24 (a)	5,645,000	5,701,450
		129,454,942

TOTAL NONCONVERTIBLE BONDS		2,300,156,973

TOTAL CORPORATE BONDS
(Cost $2,333,638,941)		2,319,153,622
	Shares	Value

Common Stocks - 0.3%
Automotive & Auto Parts - 0.2%
Chassix Holdings, Inc. warrants 7/29/20 (e)(g)	48,708	460,778
Motors Liquidation Co. GUC Trust (g)	49,155	464,515
UC Holdings, Inc. (e)	180,386	4,352,714

TOTAL AUTOMOTIVE & AUTO PARTS		5,278,007

Environmental - 0.0%
Tervita Corp. Class A (g)	116,052	788,270
Metals/Mining - 0.0%
Aleris Corp. (e)(g)	46,900	135,858
Transportation Ex Air/Rail - 0.1%
Navios Maritime Holdings, Inc. (g)(h)	771,100	584,725
Tricer Holdco SCA:
Class A1 (e)	220,288	143,187
Class A2 (e)	220,288	143,187
Class A3 (e)	220,288	143,187
Class A4 (e)	220,288	143,187
Class A5 (e)	220,288	143,187
Class A6 (e)	220,288	143,187
Class A7 (e)	220,288	143,187
Class A8 (e)	220,288	143,187
Class A9 (e)	220,288	143,187

TOTAL TRANSPORTATION EX AIR/RAIL		1,873,408

TOTAL COMMON STOCKS
(Cost $29,581,330)		8,075,543

Preferred Stocks - 1.9%
Convertible Preferred Stocks - 0.8%
Energy - 0.5%
Chesapeake Energy Corp. Series A, 5.75%	24,700	14,091,350
Telecommunications - 0.1%
Crown Castle International Corp. Series A, 6.875%	2,700	2,765,994
Utilities - 0.2%
Vistra Energy Corp. 7.00% (g)	69,000	6,458,400

TOTAL CONVERTIBLE PREFERRED STOCKS		23,315,744

Nonconvertible Preferred Stocks - 1.1%
Environmental - 1.1%
Tervita Corp. Series A (g)	4,769,117	32,393,677
Transportation Ex Air/Rail - 0.0%
Tricer Holdco SCA (e)(g)(i)	105,731,544	1,057,315

TOTAL NONCONVERTIBLE PREFERRED STOCKS		33,450,992

TOTAL PREFERRED STOCKS
(Cost $55,637,202)		56,766,736
	Principal Amount	Value

Bank Loan Obligations - 5.0%
Building Materials - 0.1%
Beacon Roofing Supply, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1275% 1/2/25 (d)(f)	2,085,564	2,096,743
Cable/Satellite TV - 0.3%
CSC Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.3969% 1/25/26 (d)(f)	910,000	910,000
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.1455% 8/19/23 (d)(f)	8,818,493	8,498,823

TOTAL CABLE/SATELLITE TV		9,408,823

Capital Goods - 0.0%
Apergy Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4/19/25 (f)(j)	235,000	236,175
Chemicals - 0.0%
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (d)(f)	339,266	342,713
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (d)(f)	782,922	790,876
Venator Materials LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9008% 8/8/24 (d)(f)	253,725	255,311

TOTAL CHEMICALS		1,388,900

Containers - 0.0%
Plastipak Packaging, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.63% 10/14/24 (d)(f)	169,150	169,732
Energy - 0.5%
California Resources Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.6471% 12/31/22 (d)(f)	6,900,000	7,040,139
Citgo Petroleum Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.808% 7/29/21 (d)(f)	8,196,639	8,247,868

TOTAL ENERGY		15,288,007

Environmental - 0.1%
Hd Supply Waterworks Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.1154% 8/1/24 (d)(f)	2,218,850	2,229,944
Wrangler Buyer Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.8769% 9/28/24 (d)(f)	289,275	290,449

TOTAL ENVIRONMENTAL		2,520,393

Food & Drug Retail - 0.3%
Albertson's LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 8/25/21 (d)(f)	3,516,143	3,480,982
Lannett Co., Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.375% 7.2758% 11/25/22 (d)(f)	4,814,491	4,805,536

TOTAL FOOD & DRUG RETAIL		8,286,518

Gaming - 0.4%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 12/22/24 (d)(f)	5,196,975	5,238,135
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 4/18/24 (d)(f)	4,520,838	4,540,322
Golden Nugget, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.6484% 10/4/23 (d)(f)	1,816,161	1,830,763

TOTAL GAMING		11,609,220

Healthcare - 1.0%
Community Health Systems, Inc. Tranche H, term loan 3 month U.S. LIBOR + 3.250% 5.2342% 1/27/21 (d)(f)	2,245,292	2,176,070
Kindred Healthcare, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.500% 5.875% 4/9/21 (d)(f)	4,286,431	4,291,789
Ortho-Clinical Diagnostics, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.6269% 6/30/21 (d)(f)	19,981,981	20,106,868
U.S. Renal Care, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.250% 6.552% 12/31/22 (d)(f)	1,205,749	1,199,720

TOTAL HEALTHCARE		27,774,447

Insurance - 0.1%
Asurion LLC Tranche B, term loan 3 month U.S. LIBOR + 6.000% 7.9008% 8/4/25 (d)(f)	795,000	816,465
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3595% 4/25/25 (d)(f)	1,285,000	1,292,492

TOTAL INSURANCE		2,108,957

Paper - 0.1%
Caraustar Industries, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.802% 3/14/22 (d)(f)	3,988,745	4,007,013
Publishing/Printing - 0.0%
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 5.3295% 8/24/22 (d)(f)	107,690	107,858
Restaurants - 0.1%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3082% 2/17/24 (d)(f)	2,602,948	2,609,455
Services - 0.4%
Almonde, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.4842% 6/13/24 (d)(f)	1,397,975	1,396,549
Avantor, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.9008% 11/21/24 (d)(f)	6,593,475	6,662,970
Laureate Education, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.4008% 4/26/24 (d)(f)	3,683,050	3,704,338

TOTAL SERVICES		11,763,857

Steel - 0.2%
Big River Steel LLC Tranche B, term loan 3 month U.S. LIBOR + 5.000% 7.302% 8/23/23 (d)(f)	4,502,375	4,569,911
Technology - 0.4%
Ceridian HCM Holding, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 4/30/25 (f)(j)	5,355,000	5,363,943
First Data Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.147% 4/26/24 (d)(f)	1,601,285	1,606,714
Kronos, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.8796% 11/1/23 (d)(f)	1,708,238	1,722,690
Veritas U.S., Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.500% 6.802% 1/27/23 (d)(f)	1,679,468	1,652,176

TOTAL TECHNOLOGY		10,345,523

Telecommunications - 0.6%
Frontier Communications Corp. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.66% 6/15/24 (d)(f)	881,026	869,740
Intelsat Jackson Holdings SA:
Tranche B-4, term loan 3 month U.S. LIBOR + 4.500% 6.4563% 1/2/24 (d)(f)	960,000	993,600
Tranche B-5, term loan 6.625% 1/2/24	965,000	981,405
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9008% 2/1/24 (d)(f)	12,127,213	11,992,722
Sprint Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.4375% 2/3/24 (d)(f)	2,955,150	2,962,538

TOTAL TELECOMMUNICATIONS		17,800,005

Textiles/Apparel - 0.2%
International Textile Group, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 4/19/24 (f)(j)	5,340,000	5,346,675
Transportation Ex Air/Rail - 0.1%
International Seaways Operating Corp. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.41% 6/22/22 (d)(f)	2,129,313	2,110,681
Utilities - 0.1%
Vertiv Group Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.8869% 11/30/23 (d)(f)	2,305,420	2,301,570
Vistra Operations Co. LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 4.1468% 12/14/23 (d)(f)	1,747,875	1,758,799

TOTAL UTILITIES		4,060,369

TOTAL BANK LOAN OBLIGATIONS
(Cost $142,395,677)		143,609,262

Preferred Securities - 2.3%
Banks & Thrifts - 2.0%
Bank of America Corp.:
6.1% (d)(k)	1,625,000	1,696,028
6.25% (d)(k)	3,190,000	3,356,456
Barclays Bank PLC 7.625% 11/21/22	12,860,000	14,501,737
Barclays PLC:
6.625% (d)(k)	5,910,000	6,085,889
8.25% (d)(k)	2,682,000	2,785,683
Credit Agricole SA:
6.625% (a)(d)(k)	5,565,000	5,736,998
7.875% (a)(d)(k)	4,316,000	4,718,880
JPMorgan Chase & Co. 6.125% (d)(k)	3,995,000	4,155,469
Lloyds Banking Group PLC 7.5% (d)(k)	2,705,000	2,937,990
Royal Bank of Scotland Group PLC:
7.5% (d)(k)	5,330,000	5,632,593
8.625% (d)(k)	5,270,000	5,810,175

TOTAL BANKS & THRIFTS		57,417,898

Energy - 0.3%
DCP Midstream Partners LP 7.375% (d)(k)	5,220,000	5,313,265
Summit Midstream Partners LP 9.5% (d)(k)	3,400,000	3,538,568

TOTAL ENERGY		8,851,833

TOTAL PREFERRED SECURITIES
(Cost $61,665,091)		66,269,731
	Shares	Value

Money Market Funds - 9.2%
Fidelity Cash Central Fund, 1.74% (l)	264,560,449	264,613,362
Fidelity Securities Lending Cash Central Fund 1.74% (l)(m)	654,664	654,729
TOTAL MONEY MARKET FUNDS
(Cost $265,258,183)		265,268,091
TOTAL INVESTMENT IN SECURITIES - 99.1%
(Cost $2,888,176,424)		2,859,142,985
NET OTHER ASSETS (LIABILITIES) - 0.9%		24,661,908
NET ASSETS - 100%		$2,883,804,893

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,334,124,245 or 46.3% of net assets.

 (b) Non-income producing - Security is in default.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Level 3 security

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Non-income producing

 (h) Security or a portion of the security is on loan at period end.

 (i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,057,315 or 0.0% of net assets.

 (j) The coupon rate will be determined upon settlement of the loan after period end.

 (k) Security is perpetual in nature with no stated maturity date.

 (l) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (m) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Tricer Holdco SCA	12/19/16 - 1/29/18	$3,047,870

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$3,210,459
Fidelity Securities Lending Cash Central Fund	20,514
Total	$3,230,973

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Broadview Networks Holdings, Inc.	$3,161,995	$--	$3,630,053	$--	$(6,155,142)	$6,623,200	$--
Total	$3,161,995	$--	$3,630,053	$--	$(6,155,142)	$6,623,200	$--

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$4,813,492	$--	$--	$4,813,492
Energy	14,091,350	--	14,091,350	--
Financials	464,515	464,515	--	--
Industrials	36,112,670	584,725	33,181,947	2,345,998
Materials	135,858	--	--	135,858
Real Estate	2,765,994	--	2,765,994	--
Utilities	6,458,400	--	6,458,400	--
Corporate Bonds	2,319,153,622	--	2,319,153,613	9
Bank Loan Obligations	143,609,262	--	143,609,262	--
Preferred Securities	66,269,731	--	66,269,731	--
Money Market Funds	265,268,091	265,268,091	--	--
Total Investments in Securities:	$2,859,142,985	$266,317,331	$2,585,530,297	$7,295,357

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Industrials
Beginning Balance	$32,699,267
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(339,189)
Cost of Purchases	4,613,640
Proceeds of Sales	(4,423,093)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(30,204,627)
Ending Balance	$2,345,998
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2018	$(339,189)

Other Investments in Securities
Beginning Balance	$8,120,958
Net Realized Gain (Loss) on Investment Securities	44,312
Net Unrealized Gain (Loss) on Investment Securities	(1,299,377)
Cost of Purchases	4,163,309
Proceeds of Sales	(6,080,411)
Amortization/Accretion	568
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$4,949,359
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at April 30, 2018	$(1,295,404)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	76.4%
Canada	7.1%
Luxembourg	4.5%
Netherlands	2.3%
United Kingdom	2.2%
Multi-National	1.7%
Bermuda	1.0%
Austria	1.0%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2018
Assets
Investment in securities, at value (including securities loaned of $496,459) — See accompanying schedule: Unaffiliated issuers (cost $2,622,918,241)	$2,593,874,894
Fidelity Central Funds (cost $265,258,183)	265,268,091
Total Investment in Securities (cost $2,888,176,424)		$2,859,142,985
Cash		1,577,945
Receivable for investments sold		3,558,026
Receivable for fund shares sold		554,402
Dividends receivable		401,469
Interest receivable		40,882,296
Distributions receivable from Fidelity Central Funds		371,247
Total assets		2,906,488,370
Liabilities
Payable for investments purchased
Regular delivery	$15,907,154
Delayed delivery	5,620,000
Payable for fund shares redeemed	488,660
Distributions payable	5
Other payables and accrued expenses	12,958
Collateral on securities loaned	654,700
Total liabilities		22,683,477
Net Assets		$2,883,804,893
Net Assets consist of:
Paid in capital		$3,130,312,914
Undistributed net investment income		28,150,020
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(245,624,602)
Net unrealized appreciation (depreciation) on investments		(29,033,439)
Net Assets		$2,883,804,893
Series High Income:
Net Asset Value, offering price and redemption price per share ($2,883,804,893 ÷ 301,810,698 shares)		$9.56

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2018
Investment Income
Dividends		$10,691,301
Interest		169,888,232
Income from Fidelity Central Funds		3,230,973
Total income		183,810,506
Expenses
Management fee	$1,295,818
Transfer agent fees	108,560
Accounting and security lending fees	74,619
Custodian fees and expenses	32,171
Independent trustees' fees and expenses	11,076
Audit	287
Legal	3,938
Miscellaneous	16,155
Total expenses before reductions	1,542,624
Expense reductions	(27,000)	1,515,624
Net investment income (loss)		182,294,882
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,678,538
Fidelity Central Funds	29
Other affiliated issuers	(6,155,142)
Foreign currency transactions	(6,159)
Total net realized gain (loss)		24,517,266
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(74,271,458)
Other affiliated issuers	6,623,200
Total change in net unrealized appreciation (depreciation)		(67,648,258)
Net gain (loss)		(43,130,992)
Net increase (decrease) in net assets resulting from operations		$139,163,890

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2018	Year ended April 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$182,294,882	$262,953,138
Net realized gain (loss)	24,517,266	(78,543,200)
Change in net unrealized appreciation (depreciation)	(67,648,258)	417,966,470
Net increase (decrease) in net assets resulting from operations	139,163,890	602,376,408
Distributions to shareholders from net investment income	(176,063,609)	(247,339,463)
Share transactions - net increase (decrease)	141,241,043	(2,678,415,045)
Total increase (decrease) in net assets	104,341,324	(2,323,378,100)
Net Assets
Beginning of period	2,779,463,569	5,102,841,669
End of period	$2,883,804,893	$2,779,463,569
Other Information
Undistributed net investment income end of period	$28,150,020	$25,529,705

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series High Income Fund

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.68	$8.96	$9.87	$10.58	$10.63
Income from Investment Operations
Net investment income (loss)A	.623	.557	.550	.565	.566
Net realized and unrealized gain (loss)	(.141)	.687	(.867)	(.382)	(.033)
Total from investment operations	.482	1.244	(.317)	.183	.533
Distributions from net investment income	(.602)	(.524)	(.546)	(.552)	(.554)
Distributions from net realized gain	–	–	(.047)	(.341)	(.029)
Total distributions	(.602)	(.524)	(.593)	(.893)	(.583)
Net asset value, end of period	$9.56	$9.68	$8.96	$9.87	$10.58
Total ReturnB	5.08%	14.25%	(3.08)%	1.86%	5.23%
Ratios to Average Net AssetsC,D
Expenses before reductions	.06%	.69%	.69%	.69%	.70%
Expenses net of fee waivers, if any	.05%	.69%	.69%	.69%	.70%
Expenses net of all reductions	.05%	.69%	.69%	.69%	.69%
Net investment income (loss)	6.44%	6.00%	6.07%	5.51%	5.42%
Supplemental Data
Net assets, end of period (000 omitted)	$2,883,805	$1,285,072	$2,417,317	$2,835,891	$5,367,464
Portfolio turnover rateE	49%	44%	34%	31%	54%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2018

1. Organization.

Fidelity Series High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F shares, and all outstanding shares of Class F were exchanged for shares of Series High Income.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2018, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, certain conversion ratio adjustments, equity-debt classifications, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$104,723,611
Gross unrealized depreciation	(110,700,982)
Net unrealized appreciation (depreciation)	$(5,977,371)
Tax Cost	$2,865,120,356

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,279,217
Capital loss carryforward	$(243,806,924)
Net unrealized appreciation (depreciation) on securities and other investments	$(5,977,371)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Long-Term	$(243,806,924)
Total capital loss carryforward	$(243,806,924)

The tax character of distributions paid was as follows:

	April 30, 2018	April 30, 2017
Ordinary Income	$ 176,063,609	$ 247,339,463

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,353,215,109 and $1,241,263,712, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Effective June 1, 2017, under the management contract approved by the Board and shareholders, Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. In addition, the investment adviser pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Prior to June 1, 2017, the investment adviser and its affiliates provided the Fund with investment management related services for which the Fund paid a monthly management fee. The management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate was based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreased as assets under management increased and increased as assets under management decreased.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective June 1, 2017, fees for these services are no longer charged to the classes. Prior to June 1, 2017, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of Series High Income. FIIOC received no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Series High Income	$108,560	-(a)

 (a) Amount is less than .005%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2017, these fees are paid by the investment adviser or an affiliate.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,257 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $20,514. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $52 for the period. Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $14,300.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,648.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2018	Year ended April 30, 2017
From net investment income
Series High Income	$149,099,935	$114,652,474
Class F	26,963,674	132,686,989
Total	$176,063,609	$247,339,463

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017
Series High Income
Shares sold	176,504,625	2,082,318	$1,705,652,741	$19,724,061
Reinvestment of distributions	15,078,574	12,324,155	145,891,047	114,652,474
Shares redeemed	(22,564,457)	(151,455,603)	(218,685,661)	(1,433,263,448)
Net increase (decrease)	169,018,742	(137,049,130)	$1,632,858,127	$(1,298,886,913)
Class F
Shares sold	4,069,818	4,059,163	$39,433,422	$38,467,624
Reinvestment of distributions	2,131,566	14,258,185	20,689,896	132,686,989
Shares redeemed	(160,622,473)	(163,677,622)	(1,551,740,402)	(1,550,682,745)
Net increase (decrease)	(154,421,089)	(145,360,274)	$(1,491,617,084)	$(1,379,528,132)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Series High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 284 funds. Mr. Wiley oversees 196 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2017 to April 30, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period-B November 1, 2017 to April 30, 2018
Series High Income	--%C
Actual		$1,000.00	$1,012.40	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C Amount represents less than .005% .

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

A total of 0.33% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

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Fidelity Advisor® Global High Income Fund - Class A, Class M, Class C and Class I Annual Report April 30, 2018 Class A, Class M, Class C and Class I are classes of Fidelity® Global High Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2018	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	0.74%	3.32%	4.46%
Class M (incl. 4.00% sales charge)	0.74%	3.31%	4.45%
Class C (incl. contingent deferred sales charge)	3.16%	3.39%	4.28%
Class I	5.31%	4.43%	5.36%

 A From May 11, 2011

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global High Income Fund - Class A on May 11, 2011, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® Global High Yield and Emerging Markets Plus Index performed over the same period.

Period Ending Values
$13,558	Fidelity Advisor® Global High Income Fund - Class A
$14,621	ICE® BofAML® Global High Yield and Emerging Markets Plus Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  Global high-yield bonds gained 4.57% for the 12 months ending April 30, 2018, as measured by the Fidelity Global High Income Composite Index®. For most of the past year, demand for yield, continued U.S.-dollar weakness, positive issuer fundamentals and enormous monetary support from global central banks supported global high-yield bonds. Sentiment shifted markedly in early 2018, however, amid fear that interest rates could rise faster than expected and tension over global trade. Among regions in the Composite index, Europe was far and away the standout, lifted by the strength of the euro relative to the U.S. dollar. The ICE BofAML® Euro High Yield Constrained Index rose 15.38%. U.S. high-yield bonds gained 3.22%, as measured by the ICE BofAML® US High Yield Constrained Index, reflecting investors’ preference for risk assets for much of the period. However, the upward trend reversed course in early February, partly due to broad market volatility and a backup in U.S. Treasury yields. Emerging-markets corporate debt advanced modestly on continued stable global economic growth and flattening of the yield curve, as the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified gained 1.84%. In Asia, the high-yield market was held back by a poor result from Hong Kong. Accordingly, the ICE BofAML® Asian Dollar High Yield Corporate Constrained Index gained 0.54% the past 12 months.

Comments from Lead Portfolio Manager John Carlson:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 5%, topping the 4.57% return of the Fidelity Global High Income Composite Index℠. The fund’s performance versus the Composite index was boosted by security selection, supported by a favorable backdrop for global high-yield bonds that persisted for most of the period. In particular, picks among U.S. high-yield bonds were by far the biggest relative contributor. Here, choices among utility bonds helped most, including a long-term non-index investment in bankrupt utility TXU. Picks in the emerging-markets (EM) and Asian debt sleeves also contributed. Within the EM debt sleeve, choices in Mexico, along with overweightings in outperforming Argentina and Brazil, helped most. Turning to the Asian debt subportfolio, strong credit selection within Hong Kong provided a notable relative boost. Conversely, choices in the European high-yield subportfolio were a modest negative. Here, the main relative detractor was our underweighting in European financials, particularly in subordinated bonds. These securities continued to rally as the regulatory tide eased. This negative was partially offset by an overweighting in debt purchasers – a growing sector in Europe. Regional asset allocation also was a slight negative. Our underweighted exposure to U.S. high yield and EM debt, on average, were additive, but this was offset by an overweighting in Asia and a modest underweighting in Europe.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
Ally Financial, Inc.	1.9
Valeant Pharmaceuticals International, Inc.	1.4
Intelsat Jackson Holdings SA	1.1
APX Group, Inc.	1.1
Tenet Healthcare Corp.	1.1
6.6

Top Five Countries as of April 30, 2018

(excluding cash equivalents)	% of fund's net assets
United States of America	43.1
Luxembourg	7.0
Netherlands	7.0
Cayman Islands	4.3
Canada	3.6

Top Five Market Sectors as of April 30, 2018

% of fund's net assets
Energy	12.6
Telecommunications	9.0
Banks & Thrifts	8.6
Healthcare	6.7
Utilities	5.5

Quality Diversification (% of fund's net assets)

As of April 30, 2018
BBB	2.9%
BB	36.8%
B	35.4%
CCC,CC,C	10.4%
D	0.1%
Not Rated	4.0%
Equities	1.7%
Short-Term Investments and Net Other Assets	8.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2018 *
Corporate Bonds	79.4%
Stocks	1.7%
Preferred Securities	5.5%
Other Investments	4.7%
Short-Term Investments and Net Other Assets (Liabilities)	8.7%

 * Foreign investments - 48.2%

Schedule of Investments April 30, 2018

Showing Percentage of Net Assets

Corporate Bonds - 79.4%
		Principal Amount(a)	Value
Convertible Bonds - 0.2%
Utilities - 0.2%
SolarCity Corp. 1.625% 11/1/19		$300,000	$278,610
Nonconvertible Bonds - 79.2%
Aerospace - 0.2%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (b)		30,000	30,167
Bombardier, Inc. 7.5% 12/1/24 (b)		80,000	84,200
DAE Funding LLC:
4.5% 8/1/22 (b)		50,000	48,125
5% 8/1/24 (b)		65,000	62,647
Leonardo SpA 4.875% 3/24/25	EUR	100,000	144,165
			369,304
Air Transportation - 1.1%
Aeropuertos Argentina 2000 SA 6.875% 2/1/27 (b)		450,000	468,225
Azul Investments LLP 5.875% 10/26/24 (b)		300,000	288,000
Rumo Luxembourg Sarl:
5.875% 1/18/25 (b)		200,000	195,250
7.375% 2/9/24 (b)		300,000	318,450
United Continental Holdings, Inc.:
4.25% 10/1/22		300,000	292,200
6.375% 6/1/18		45,000	45,000
			1,607,125
Automotive - 0.2%
Schaeffler Finance BV 3.5% 5/15/22 (Reg. S)	EUR	200,000	244,119
Automotive & Auto Parts - 1.5%
Allison Transmission, Inc. 4.75% 10/1/27 (b)		300,000	282,375
Delphi Technologies PLC 5% 10/1/25 (b)		80,000	76,950
Gestamp Funding SA 3.5% 5/15/23 (Reg. S)	EUR	100,000	125,186
IHO Verwaltungs GmbH 3.75% 9/15/26 pay-in-kind(Reg. S) (c)	EUR	100,000	126,798
Jaguar Land Rover PLC 4.5% 10/1/27 (b)		230,000	207,000
Lithia Motors, Inc. 5.25% 8/1/25 (b)		40,000	39,600
Lkq Euro Holdings BV 3.625% 4/1/26	EUR	175,000	211,051
Metalsa SA de CV 4.9% 4/24/23 (b)		350,000	346,745
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	200,000	229,444
Tenedora Nemak SA de CV 4.75% 1/23/25 (b)		300,000	293,250
Tupy Overseas SA 6.625% 7/17/24 (Reg. S)		200,000	208,400
Volvo Car AB 2% 1/24/25 (Reg. S)	EUR	100,000	120,480
			2,267,279
Banks & Thrifts - 5.9%
Access Bank PLC 10.5% 10/19/21 (b)		200,000	222,936
Akbank TAS/Ak Finansal Kiralama A/S 7.2% 3/16/27 (b)(c)		200,000	203,200
Ally Financial, Inc.:
5.75% 11/20/25		945,000	974,531
8% 12/31/18		225,000	231,750
8% 11/1/31		257,000	310,970
8% 11/1/31		1,115,000	1,354,948
Banco de Bogota SA 6.25% 5/12/26 (b)		200,000	207,500
Banco Internacional del Peru SAA 6.625% 3/19/29 (b)(c)		200,000	215,500
Banco Macro SA 6.75% 11/4/26 (b)(c)		300,000	299,010
Bank of Ireland 10% 12/19/22	EUR	100,000	167,099
Bankia SA 3.375% 3/15/27 (Reg. S) (c)	EUR	100,000	128,095
Barclays PLC 2% 2/7/28 (Reg. S) (c)	EUR	100,000	118,883
CaixaBank SA 2.75% 7/14/28 (Reg. S) (c)	EUR	200,000	251,721
HOIST Kredit AB 1.125% 10/4/21 (Reg. S)	EUR	200,000	239,494
Industrial Senior Trust 5.5% 11/1/22 (b)		200,000	198,422
Itau Unibanco Holding SA 6.2% 12/21/21 (b)		350,000	363,125
JSC BGEO Group 6% 7/26/23 (b)		450,000	452,790
Mercury Bondco PLC 7.125% 5/30/21 pay-in-kind(Reg. S) (c)	EUR	300,000	374,540
Pearl Holding III Ltd. 9.5% 12/11/22		200,000	197,486
PT Bukit Makmur Mandiri Utama 7.75% 2/13/22 (b)		200,000	208,525
Roadster Finance Designated Activity Co. 2.375% 12/8/27	EUR	100,000	117,844
Royal Bank of Scotland Group PLC:
3.625% 3/25/24 (Reg. S) (c)	EUR	100,000	123,889
5.125% 5/28/24		317,000	321,825
SB Capital SA 5.5% 2/26/24 (b)(c)		200,000	199,220
Turkiye Garanti Bankasi A/S 6.125% 5/24/27 (b)(c)		200,000	193,500
Turkiye Is Bankasi A/S 5.5% 4/21/22 (b)		300,000	294,609
Turkiye Vakiflar Bankasi TAO 3.5% 6/17/19 (Reg. S)	EUR	100,000	122,971
UniCredit SpA 6.95% 10/31/22 (Reg. S)	EUR	100,000	147,982
VimpelCom Holdings BV 4.95% 6/16/24 (b)		300,000	284,637
Zenith Bank PLC:
6.25% 4/22/19 (b)		200,000	202,444
7.375% 5/30/22 (b)		200,000	205,800
			8,935,246
Broadcasting - 1.0%
AMC Networks, Inc.:
4.75% 12/15/22		100,000	100,500
4.75% 8/1/25		125,000	118,138
Sirius XM Radio, Inc.:
3.875% 8/1/22 (b)		20,000	19,400
5% 8/1/27 (b)		125,000	119,141
5.375% 7/15/26 (b)		630,000	617,463
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		600,000	615,000
			1,589,642
Building Materials - 1.8%
Alam Synergy Pte. Ltd. 6.625% 4/24/22		200,000	186,700
American Woodmark Corp. 4.875% 3/15/26 (b)		335,000	323,275
Builders FirstSource, Inc. 5.625% 9/1/24 (b)		115,000	113,850
CEMEX Finance LLC:
4.625% 6/15/24	EUR	100,000	128,766
6% 4/1/24 (Reg. S)		400,000	411,200
CEMEX S.A.B. de CV 2.75% 12/5/24 (Reg. S)	EUR	200,000	240,015
China Singyes Solar Tech Holdings Ltd. 7.95% 2/15/19		200,000	188,200
China WindPower Group Ltd. 7.9% 1/23/21		200,000	196,939
Elementia S.A.B. de CV 5.5% 1/15/25 (b)		200,000	197,500
Grupo Cementos de Chihuahua S.A.B. de CV 5.25% 6/23/24 (b)		200,000	197,500
HD Supply, Inc. 5.75% 4/15/24 (b)		30,000	31,500
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		100,000	96,758
Titan Global Finance PLC 2.375% 11/16/24 (Reg. S)	EUR	100,000	118,019
Union Andina de Cementos SAA 5.875% 10/30/21 (Reg. S)		300,000	309,375
USG Corp. 4.875% 6/1/27 (b)		15,000	15,000
			2,754,597
Cable/Satellite TV - 4.3%
Altice SA:
7.625% 2/15/25 (b)		700,000	630,875
7.75% 5/15/22 (b)		235,000	224,425
Altice U.S. Finance SA 7.75% 7/15/25 (b)		210,000	221,025
Cable One, Inc. 5.75% 6/15/22 (b)		55,000	56,238
Cablevision SA 6.5% 6/15/21 (b)		500,000	519,375
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 5/1/27 (b)		545,000	510,649
5.5% 5/1/26 (b)		110,000	107,107
5.75% 1/15/24		615,000	620,781
5.75% 2/15/26 (b)		65,000	64,513
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
5.125% 12/15/21 (b)		255,000	252,450
7.5% 4/1/28 (b)		230,000	233,163
CSC Holdings LLC 5.375% 2/1/28 (b)		200,000	187,000
CSC Holdings, Inc. 5.5% 4/15/27 (b)		345,000	331,131
DISH DBS Corp.:
5% 3/15/23		470,000	405,375
6.75% 6/1/21		410,000	407,950
Myriad International Holding BV 5.5% 7/21/25 (b)		200,000	210,850
SFR Group SA 5.625% 5/15/24 (Reg. S)	EUR	100,000	124,715
Telenet Finance VI Luxembourg SCA 4.875% 7/15/27 (Reg. S)	EUR	100,000	130,593
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 3.5% 1/15/27 (Reg. S)	EUR	100,000	128,006
Virgin Media Finance PLC 4.5% 1/15/25 (Reg. S)	EUR	100,000	122,869
VTR Finance BV 6.875% 1/15/24 (b)		600,000	620,406
Ziggo Bond Finance BV 6% 1/15/27 (b)		160,000	149,600
Ziggo Secured Finance BV:
3.75% 1/15/25 (Reg. S)	EUR	100,000	122,420
4.25% 1/15/27 (Reg. S)	EUR	100,000	123,114
			6,504,630
Capital Goods - 0.0%
Apergy Corp. 6.375% 5/1/26 (b)(d)		30,000	30,450
Chemicals - 2.7%
Bayer AG 3% 7/1/75 (Reg S.) (c)	EUR	100,000	125,735
CF Industries Holdings, Inc.:
4.95% 6/1/43		270,000	226,800
5.15% 3/15/34		335,000	306,106
5.375% 3/15/44		105,000	91,978
CTC BondCo GmbH 5.25% 12/15/25	EUR	200,000	238,598
INEOS Finance PLC 2.125% 11/15/25 (Reg. S)	EUR	300,000	349,234
Momentive Performance Materials, Inc. 3.88% 10/24/21		200,000	211,000
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (e)(f)		140,000	0
NOVA Chemicals Corp.:
4.875% 6/1/24 (b)		70,000	67,900
5.25% 6/1/27 (b)		70,000	67,375
OCI NV 6.625% 4/15/23 (b)		325,000	329,550
OCP SA 5.625% 4/25/24 (b)		200,000	205,750
Olin Corp. 5% 2/1/30		70,000	66,675
Petkim Petrokimya Holding A/S 5.875% 1/26/23 (b)		200,000	191,528
Platform Specialty Products Corp.:
5.875% 12/1/25 (b)		80,000	78,000
6.5% 2/1/22 (b)		200,000	205,000
The Chemours Co. LLC 5.375% 5/15/27		25,000	24,750
TPC Group, Inc. 8.75% 12/15/20 (b)		405,000	402,975
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (b)		300,000	295,500
Tronox Finance PLC 5.75% 10/1/25 (b)		35,000	34,038
Tronox, Inc. 6.5% 4/15/26 (b)		185,000	184,075
Valvoline, Inc. 4.375% 8/15/25		400,000	384,000
			4,086,567
Consumer Products - 0.1%
Coty, Inc. 6.5% 4/15/26 (b)		140,000	136,150
Prestige Brands, Inc. 6.375% 3/1/24 (b)		85,000	85,425
			221,575
Containers - 1.6%
ARD Finance SA:
6.625% 9/15/23 pay-in-kind (c)	EUR	100,000	126,949
7.125% 9/15/23 pay-in-kind (c)		200,000	204,500
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
2.75% 3/15/24 (Reg. S)	EUR	100,000	122,360
6% 2/15/25 (b)		200,000	202,250
6.75% 5/15/24 (Reg. S)	EUR	100,000	131,590
7.25% 5/15/24 (b)		200,000	211,000
Ball Corp. 4.875% 3/15/26		205,000	204,488
Berry Global, Inc. 4.5% 2/15/26 (b)		200,000	191,000
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26		60,000	55,500
Crown European Holdings SA 2.875% 2/1/26	EUR	100,000	118,949
Horizon Holdings I SAS 7.25% 8/1/23 (Reg. S)	EUR	100,000	126,305
OI European Group BV 6.75% 9/15/20 (Reg. S)	EUR	150,000	206,937
Plastipak Holdings, Inc. 6.25% 10/15/25 (b)		20,000	19,400
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20		276,196	278,184
Silgan Holdings, Inc. 3.25% 3/15/25	EUR	200,000	246,604
			2,446,016
Diversified Financial Services - 3.9%
Arena Lux Finance Sarl 2.875% 11/1/24 (Reg. S)	EUR	100,000	123,282
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (b)		120,000	120,600
CIT Group, Inc.:
4.125% 3/9/21		100,000	100,105
5.25% 3/7/25		85,000	86,806
Comcel Trust 6.875% 2/6/24 (b)		250,000	259,330
Crown Americas LLC / Crown Americas Capital Corp. IV 4.75% 2/1/26 (b)		745,000	718,925
Exela International LLC/Exela Financial, Inc. 10% 7/15/23 (b)		70,000	70,088
FLY Leasing Ltd. 5.25% 10/15/24		60,000	58,050
Garfunkelux Holdco 3 SA 7.5% 8/1/22 (Reg. S)	EUR	100,000	124,987
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (b)		90,000	95,063
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		925,000	935,406
6.25% 2/1/22		140,000	142,800
6.375% 12/15/25		215,000	215,806
6.75% 2/1/24		55,000	56,375
International Lease Finance Corp. 5.875% 8/15/22		175,000	187,020
International Personal Finance PLC 5.75% 4/7/21 (Reg S.)	EUR	100,000	115,084
James Hardie International Finance Ltd. 4.75% 1/15/25 (b)		200,000	195,000
LHC3 PLC 4.125% 8/15/24 pay-in-kind (Reg. S) (c)	EUR	200,000	244,203
MSCI, Inc. 5.75% 8/15/25 (b)		50,000	52,140
Navient Corp.:
5% 10/26/20		54,000	54,270
6.5% 6/15/22		435,000	447,032
7.25% 9/25/23		55,000	57,475
Orchestra Borrower LLC/Orchestra Co.-Issuer, Inc. 6.75% 6/15/22 (b)		40,000	41,488
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (b)		25,000	23,188
6.875% 2/15/23 (b)		30,000	29,025
SLM Corp.:
5.5% 1/25/23		475,000	467,733
6.125% 3/25/24		205,000	205,256
8% 3/25/20		190,000	202,350
Verisure Holding AB 6% 11/1/22 (Reg. S)	EUR	234,000	297,061
Yihua Overseas Investment Ltd. 8.5% 10/23/20 (Reg. S)		200,000	186,729
			5,912,677
Diversified Media - 0.2%
E.W. Scripps Co. 5.125% 5/15/25 (b)		15,000	13,950
MDC Partners, Inc. 6.5% 5/1/24 (b)		130,000	127,888
Viacom, Inc.:
5.875% 2/28/57 (c)		75,000	75,750
6.25% 2/28/57 (c)		90,000	91,260
			308,848
Energy - 11.4%
Afren PLC 10.25% 4/8/19 (b)(e)(f)		285,920	240
Antero Resources Corp.:
5.125% 12/1/22		215,000	216,075
5.625% 6/1/23 (Reg. S)		80,000	81,700
Anton Oilfield Services Group 9.75% 12/5/20 (Reg. S)		200,000	209,937
Areva SA 4.875% 9/23/24	EUR	300,000	396,678
Calfrac Holdings LP 7.5% 12/1/20 (b)		155,000	153,450
California Resources Corp. 8% 12/15/22 (b)		480,000	412,800
Callon Petroleum Co. 6.125% 10/1/24		25,000	25,500
Centennial Resource Prod LLC 5.375% 1/15/26 (b)		75,000	74,438
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27		70,000	68,250
5.875% 3/31/25		80,000	82,477
Chesapeake Energy Corp.:
3 month U.S. LIBOR + 3.250% 5.5977% 4/15/19 (c)(g)		70,000	69,825
4.875% 4/15/22		180,000	172,800
5.75% 3/15/23		65,000	59,963
8% 12/15/22 (b)		168,000	178,080
8% 1/15/25 (b)		305,000	295,698
8% 6/15/27 (b)		560,000	539,000
China Jinjiang Environment Holding Co. Ltd. 6% 7/27/20 (Reg. S)		200,000	194,890
Citgo Holding, Inc. 10.75% 2/15/20 (b)		155,000	164,300
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.8745% 6/15/22 (b)(c)(g)		480,000	478,800
6.875% 6/15/25 (b)		275,000	286,000
Continental Resources, Inc. 4.375% 1/15/28 (b)		95,000	93,338
Covey Park Energy LLC 7.5% 5/15/25 (b)		30,000	30,150
DCP Midstream LLC 5.85% 5/21/43 (b)(c)		60,000	57,000
Denbury Resources, Inc.:
4.625% 7/15/23		10,000	8,150
5.5% 5/1/22		105,000	91,613
6.375% 8/15/21		35,000	31,675
Drax Finco PLC 6.625% 11/1/25 (b)		200,000	201,000
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (b)		35,000	35,175
5.75% 1/30/28 (b)		35,000	35,175
Energy Transfer Equity LP 5.5% 6/1/27		135,000	135,000
Ensco PLC:
4.5% 10/1/24		140,000	113,925
5.2% 3/15/25		30,000	24,638
7.75% 2/1/26		85,000	79,900
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (b)		35,000	36,225
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21		15,000	14,963
6% 10/1/22		300,000	300,000
Extraction Oil & Gas, Inc. 7.375% 5/15/24 (b)		40,000	41,800
FTS International, Inc. 6.25% 5/1/22		160,000	161,000
Gaz Capital SA 2.25% 11/22/24	EUR	200,000	237,810
GCL New Energy Holdings Ltd. 7.1% 1/30/21		200,000	190,440
Geo Coal International Pte Ltd. 8% 10/4/22 (Reg. S)		200,000	191,921
Hess Infrastructure Partners LP 5.625% 2/15/26 (b)		100,000	101,000
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		275,000	267,438
5.75% 10/1/25 (b)		200,000	198,000
Hilong Holding Ltd. 7.25% 6/22/20 (Reg. S)		200,000	198,262
HPCL-Mittal Energy Ltd. 5.25% 4/28/27		200,000	192,154
Indigo Natural Resources LLC 6.875% 2/15/26 (b)		95,000	91,200
Indika Energy Capital III Pte. Ltd.:
5.875% 11/9/24 (b)		200,000	188,500
5.875% 11/9/24 (Reg. S)		200,000	188,500
Jonah Energy LLC 7.25% 10/15/25 (b)		105,000	84,000
Kosmos Energy Ltd.:
7.875% 8/1/21 (b)		200,000	203,500
7.875% 8/1/21 (b)		100,000	101,750
MEG Energy Corp.:
6.375% 1/30/23 (b)		50,000	45,000
7% 3/31/24 (b)		35,000	31,325
NextEra Energy Partners LP:
4.25% 9/15/24 (b)		50,000	48,250
4.5% 9/15/27 (b)		35,000	32,638
NGPL PipeCo LLC:
4.375% 8/15/22 (b)		15,000	14,925
4.875% 8/15/27 (b)		15,000	14,583
Noble Holding International Ltd.:
6.05% 3/1/41		5,000	3,475
6.2% 8/1/40		85,000	59,925
7.75% 1/15/24		127,000	119,063
7.875% 2/1/26 (b)		80,000	80,600
Nostrum Oil & Gas Finance BV:
7% 2/16/25 (b)		200,000	192,200
8% 7/25/22 (b)		400,000	407,059
Oasis Petroleum, Inc. 6.875% 3/15/22		45,000	46,350
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)(e)		380,000	190,000
Pacific Exploration and Production Corp. 10% 11/2/21 pay-in-kind (c)		88,000	97,900
Pan American Energy LLC 7.875% 5/7/21 (b)		400,000	421,000
Parsley Energy LLC/Parsley:
5.625% 10/15/27 (b)		435,000	440,438
6.25% 6/1/24 (b)		10,000	10,450
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23		40,000	41,300
7.25% 6/15/25		70,000	72,625
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23 (b)		130,000	131,300
Peabody Securities Finance Corp.:
6% 3/31/22 (b)		20,000	20,544
6.375% 3/31/25 (b)		25,000	26,063
Petrobras Global Finance BV 7.375% 1/17/27		300,000	321,750
Pride International, Inc. 7.875% 8/15/40		95,000	82,888
Puma International Financing SA 5.125% 10/6/24 (Reg. S)		200,000	196,344
Range Resources Corp. 4.875% 5/15/25		60,000	55,538
Repsol International Finance BV 4.5% 3/25/75 (Reg. S) (c)	EUR	200,000	265,083
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 7/15/22		125,000	120,938
Sabine Pass Liquefaction LLC 5.625% 3/1/25		15,000	15,968
Saipem Finance International BV 2.625% 1/7/25 (Reg. S)	EUR	200,000	238,501
Sanchez Energy Corp. 7.25% 2/15/23 (b)		125,000	126,250
SemGroup Corp. 7.25% 3/15/26		185,000	183,613
SESI LLC 7.75% 9/15/24 (b)		40,000	41,400
Sibur Securities Dac 4.125% 10/5/23 (b)		200,000	190,751
SM Energy Co.:
5% 1/15/24		65,000	61,913
5.625% 6/1/25		110,000	106,700
6.125% 11/15/22		75,000	75,750
6.5% 11/15/21		30,000	30,450
6.5% 1/1/23		15,000	15,038
6.75% 9/15/26		25,000	25,438
Southwestern Energy Co.:
7.5% 4/1/26		65,000	66,788
7.75% 10/1/27		50,000	51,500
Src Energy, Inc. 6.25% 12/1/25 (b)		45,000	45,450
Summit Midstream Holdings LLC 5.75% 4/15/25		45,000	42,929
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23 (b)		90,000	88,602
5.5% 2/15/26 (b)		75,000	72,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25		35,000	33,950
5.375% 2/1/27		35,000	33,600
5.875% 4/15/26 (b)		70,000	69,650
Tecpetrol SA 4.875% 12/12/22 (b)		200,000	193,500
Teine Energy Ltd. 6.875% 9/30/22 (b)		85,000	86,913
TerraForm Power Operating LLC:
4.25% 1/31/23 (b)		40,000	38,200
5% 1/31/28 (b)		40,000	37,450
6.625% 6/15/25 (b)(c)		1,210,000	1,291,675
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.375% 5/1/24		45,000	47,925
The Oil and Gas Holding Co. 7.5% 10/25/27 (b)		200,000	194,180
Transportadora de Gas del Sur SA 6.75% 5/2/25 (b)		500,000	498,750
Tupras Turkiye Petrol Rafinerileri A/S 4.5% 10/18/24 (b)		200,000	189,417
U.S.A. Compression Partners LP 6.875% 4/1/26 (b)		35,000	35,700
Ultra Resources, Inc.:
6.875% 4/15/22 (b)		55,000	40,425
7.125% 4/15/25 (b)		40,000	26,675
Ultrapar Participacoes SA 5.25% 10/6/26 (b)		200,000	198,190
Verisure Midholding AB 5.75% 12/1/23 (Reg. S)	EUR	150,000	179,789
Weatherford International, Inc. 9.875% 3/1/25 (b)		205,000	195,775
Whiting Petroleum Corp. 6.625% 1/15/26 (b)		55,000	56,375
WPX Energy, Inc. 8.25% 8/1/23		60,000	68,100
YPF SA:
7% 12/15/47 (b)		100,000	89,170
8.5% 3/23/21 (b)		175,000	190,094
8.5% 7/28/25 (b)		400,000	436,800
			17,387,376
Entertainment/Film - 0.7%
AMC Entertainment Holdings, Inc. 6.125% 5/15/27		45,000	43,538
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (b)		170,000	170,000
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)		914,986	905,836
			1,119,374
Environmental - 0.8%
CD&R Waterworks Merger Sub LLC 6.125% 8/15/25 (b)		25,000	24,500
Covanta Holding Corp.:
5.875% 3/1/24		110,000	108,350
5.875% 7/1/25		15,000	14,588
6.375% 10/1/22		95,000	97,019
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		445,000	453,900
Paprec Holding 3 month EURIBOR + 3.500% 3.1607% 3/31/25 (c)(g)	EUR	100,000	122,300
Tervita Escrow Corp. 7.625% 12/1/21 (b)		395,000	402,900
Waste Pro U.S.A., Inc. 5.5% 2/15/26 (b)		30,000	29,691
			1,253,248
Food & Drug Retail - 1.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25		80,000	69,700
6.625% 6/15/24		35,000	32,637
Albertsons, Inc.:
6.625% 6/1/28		75,000	57,563
7.45% 8/1/29		5,000	4,056
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (b)(e)		90,000	90,113
9.375% 9/15/18 pay-in-kind (b)(c)(e)		93,155	54,496
Casino Guichard Perrachon SA 5.976% 5/26/21 (c)	EUR	100,000	135,869
Cumberland Farms, Inc. 6.75% 5/1/25 (b)		25,000	25,938
Darling Global Finance BV 4.75% 5/30/22 (Reg. S)	EUR	100,000	123,791
Rite Aid Corp. 6.875% 12/15/28 (b)(c)		505,000	414,100
Sigma Holdco BV 5.75% 5/15/26 (Reg. S) (d)	EUR	210,000	251,953
Tesco PLC 5.125% 4/10/47	EUR	100,000	153,696
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (b)(e)		165,000	77,550
			1,491,462
Food/Beverage/Tobacco - 2.4%
Central American Bottling Corp. 5.75% 1/31/27 (b)		200,000	204,880
ESAL GmbH 6.25% 2/5/23 (b)		105,000	100,013
Gruma S.A.B. de CV 4.875% 12/1/24 (b)		300,000	310,125
JBS Investments GmbH:
7.25% 4/3/24 (b)		343,000	338,181
7.75% 10/28/20 (b)		170,000	172,764
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		415,000	389,976
5.875% 7/15/24 (b)		10,000	9,700
6.75% 2/15/28 (b)		185,000	177,600
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (b)		45,000	44,606
4.875% 11/1/26 (b)		45,000	44,606
MHP SA 7.75% 5/10/24 (b)		300,000	309,774
Minerva Luxembourg SA 6.5% 9/20/26 (b)		200,000	189,000
Pilgrim's Pride Corp.:
5.75% 3/15/25 (b)		225,000	219,938
5.875% 9/30/27 (b)		245,000	233,975
Post Holdings, Inc.:
5.5% 3/1/25 (b)		75,000	73,688
5.625% 1/15/28 (b)		110,000	105,050
5.75% 3/1/27 (b)		160,000	156,176
Tbla International Pte. Ltd. 7% 1/24/23		400,000	379,833
U.S. Foods, Inc. 5.875% 6/15/24 (b)		70,000	71,225
Vector Group Ltd. 6.125% 2/1/25 (b)		150,000	148,818
			3,679,928
Gaming - 1.8%
Cleopatra Finance Ltd. 4.75% 2/15/23 (Reg. S)	EUR	200,000	264,981
Codere Finance (Luxembourg) SA 6.75% 11/1/21 (Reg. S)	EUR	200,000	252,799
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (b)		555,000	530,025
Eldorado Resorts, Inc. 6% 4/1/25		70,000	69,388
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26		30,000	30,225
MGM Growth Properties Operating Partnership LP 4.5% 1/15/28		350,000	322,000
MGM Mirage, Inc. 8.625% 2/1/19		115,000	119,137
Penn National Gaming, Inc. 5.625% 1/15/27 (b)		15,000	14,363
Scientific Games Corp.:
5% 10/15/25 (b)		130,000	125,574
10% 12/1/22		270,000	291,006
Station Casinos LLC 5% 10/1/25 (b)		90,000	86,175
Studio City Finance Ltd. 8.5% 12/1/20 (b)		200,000	203,500
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (b)		45,000	43,144
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (b)		85,000	82,263
Wynn Macau Ltd.:
4.875% 10/1/24 (b)		200,000	196,000
5.5% 10/1/27 (b)		200,000	194,002
			2,824,582
Healthcare - 6.2%
Catalent Pharma Solutions 4.875% 1/15/26 (b)		25,000	24,344
Charles River Laboratories International, Inc. 5.5% 4/1/26 (b)		65,000	66,118
Community Health Systems, Inc.:
5.125% 8/1/21		100,000	92,000
6.25% 3/31/23		710,000	645,656
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25		100,000	98,750
Ephios Bondco PLC 6.25% 7/1/22	EUR	100,000	125,333
Eurofins Scientific SA 2.125% 7/25/24 (Reg. S)	EUR	100,000	122,566
HCA Holdings, Inc.:
4.5% 2/15/27		500,000	477,500
5.875% 3/15/22		274,000	288,728
5.875% 2/15/26		85,000	86,063
7.5% 2/15/22		180,000	198,000
HealthSouth Corp.:
5.75% 11/1/24		150,000	152,625
5.75% 9/15/25		15,000	15,338
Hologic, Inc.:
4.375% 10/15/25 (b)		75,000	72,188
4.625% 2/1/28 (b)		30,000	28,650
IMS Health, Inc.:
3.25% 3/15/25 (Reg. S)	EUR	300,000	367,718
5% 10/15/26 (b)		120,000	118,350
InRetail Pharma SA 5.375% 5/2/23 (b)		200,000	202,000
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27		330,000	312,675
5.25% 8/1/26		100,000	97,250
Nidda Healthcare Holding AG 3.5% 9/30/24 (Reg. S)	EUR	300,000	356,900
Ortho-Clinical Diagnostics, Inc. 6.625% 5/15/22 (b)		205,000	202,950
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (b)(c)		145,000	147,175
Rede D Oregon Finance Sarl 4.95% 1/17/28 (b)		200,000	184,750
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		155,000	156,163
5.5% 2/1/21		120,000	122,700
Teleflex, Inc. 4.625% 11/15/27		30,000	28,749
Tenet Healthcare Corp.:
4.625% 7/15/24 (b)		665,000	643,321
6.75% 6/15/23		470,000	462,069
7.5% 1/1/22 (b)		40,000	42,150
8.125% 4/1/22		515,000	536,244
Teva Pharmaceutical Finance Netherlands III BV:
1.125% 10/15/24	EUR	400,000	406,605
6.75% 3/1/28 (b)		200,000	197,351
THC Escrow Corp. III 5.125% 5/1/25 (b)		210,000	204,750
Valeant Pharmaceuticals International, Inc.:
5.5% 3/1/23 (b)		115,000	103,788
5.5% 11/1/25 (b)		110,000	109,450
5.875% 5/15/23 (b)		735,000	672,066
6.125% 4/15/25 (b)		155,000	139,805
6.5% 3/15/22 (b)		80,000	83,000
6.75% 8/15/21 (b)		30,000	30,188
7% 3/15/24 (b)		160,000	168,752
7.25% 7/15/22 (b)		25,000	25,216
7.5% 7/15/21 (b)		273,000	277,436
9% 12/15/25 (b)		85,000	86,063
9.25% 4/1/26 (b)		300,000	306,000
Vizient, Inc. 10.375% 3/1/24 (b)		80,000	88,600
Wellcare Health Plans, Inc. 5.25% 4/1/25		50,000	50,255
			9,424,348
Homebuilders/Real Estate - 4.4%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (b)		241,000	240,398
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		5,000	5,088
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)		15,000	15,206
6.5% 12/15/20 (b)		115,000	116,438
Cementos Progreso Trust 7.125% 11/6/23 (b)		200,000	209,000
Central China Real Estate Ltd. 6.5% 3/5/21		300,000	292,268
China SCE Property Holdings Ltd. 7.45% 4/17/21 (Reg. S)		200,000	197,721
Evergrande Real Estate Group Ltd.:
8.25% 3/23/22 (Reg. S)		200,000	198,340
8.75% 6/28/25 (Reg. S)		200,000	191,997
Fantasia Holdings Group Co. Ltd. 7.375% 10/4/21 (Reg. S)		200,000	188,591
Global Prime Capital Pte. Ltd. 7.25% 4/26/21 (Reg. S)		200,000	202,267
Growthpoint Properties Ltd. 5.872% 5/2/23 (b)		200,000	202,707
Howard Hughes Corp. 5.375% 3/15/25 (b)		110,000	109,725
IRSA Propiedades Comerciales SA 8.75% 3/23/23 (b)		150,000	164,627
Jababeka International BV 6.5% 10/5/23 (Reg. S)		200,000	186,426
Jiayuan International Group Ltd. 8.25% 11/14/18 (Reg. S)		200,000	200,499
Jingrui Holdings Ltd.:
7.75% 4/12/20		200,000	195,200
9.45% 4/23/21 (Reg. S)		200,000	198,800
Kaisa Group Holdings Ltd. 8.5% 6/30/22 (Reg. S)		200,000	174,149
Kennedy-Wilson, Inc. 5.875% 4/1/24 (b)		500,000	492,500
KWG Property Holding Ltd. 5.2% 9/21/22 (Reg. S)		200,000	181,730
Lennar Corp. 5.375% 10/1/22 (b)		55,000	56,925
Lodha Development Intrnl Mauritius Ltd. 12% 3/13/20 (Reg. S)		200,000	211,000
Marquee Land Pte. Ltd. 9.75% 8/5/19 (Reg. S)		37,000	38,229
Mattamy Group Corp. 6.875% 12/15/23 (b)		25,000	25,688
Modernland Overseas Pte Ltd. 6.95% 4/13/24		200,000	189,474
MTN (Mauritius) Investments Ltd. 6.5% 10/13/26 (b)		300,000	318,004
Oceanwide Holdings International 2015 Co., Ltd. 9.625% 8/11/20 (Reg. S)		200,000	198,946
Pisces Midco, Inc. 8% 4/15/26 (b)		235,000	235,870
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (b)		30,000	30,263
6.125% 4/1/25 (b)		30,000	30,188
Starwood Property Trust, Inc. 4.75% 3/15/25 (b)		75,000	72,188
Sunac China Holdings Ltd. 7.35% 7/19/21 (Reg. S)		200,000	194,965
Theta Capital Pte Ltd. 6.75% 10/31/26 (Reg. S)		200,000	168,870
Weekley Homes LLC/Weekley Finance Corp. 6% 2/1/23		90,000	88,875
West Street Merger Sub, Inc. 6.375% 9/1/25 (b)		465,000	456,863
William Lyon Homes, Inc.:
5.875% 1/31/25		40,000	38,962
6% 9/1/23 (b)		55,000	54,846
Yanlord Land Group Ltd. 6.75% 4/23/23 (Reg. S)		200,000	200,486
Yida China Holdings 6.95% 4/19/20 (Reg. S)		200,000	169,096
			6,743,415
Hotels - 0.3%
Hilton Domestic Operating Co., Inc. 5.125% 5/1/26 (b)		230,000	230,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25		70,000	67,886
4.875% 4/1/27		40,000	38,800
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (b)		140,000	141,400
			478,086
Insurance - 0.4%
Acrisure LLC 7% 11/15/25 (b)		115,000	108,698
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (b)		120,000	124,426
Assicurazioni Generali SpA 5.5% 10/27/47 (Reg. S) (c)	EUR	100,000	139,984
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		140,000	145,880
HUB International Ltd. 7% 5/1/26 (b)		90,000	90,225
USIS Merger Sub, Inc. 6.875% 5/1/25 (b)		75,000	75,563
			684,776
Leisure - 0.8%
Cedar Fair LP / Canada's Wonderland Co. 5.375% 4/15/27 (b)		35,000	34,825
Mattel, Inc. 6.75% 12/31/25 (b)		305,000	296,948
NVA Holdings, Inc. 6.875% 4/1/26 (b)		50,000	50,375
Rivers Pittsburgh Borrower LP 6.125% 8/15/21 (b)		480,000	463,200
Silversea Cruises 7.25% 2/1/25 (b)		25,000	26,445
Viking Cruises Ltd. 5.875% 9/15/27 (b)		370,000	357,050
Voc Escrow Ltd. 5% 2/15/28 (b)		70,000	67,725
			1,296,568
Metals/Mining - 3.1%
Abja Investment Co. Pte Ltd. 5.45% 1/24/28		300,000	270,950
ABM Industries, Inc. 7.125% 8/1/22 (Reg. S)		200,000	195,669
Alpha Natural Resources, Inc. 9.75% 4/15/18 (e)(f)		210,000	0
ArcelorMittal SA 3.125% 1/14/22 (Reg. S)	EUR	100,000	130,555
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (b)		25,000	25,813
Constellium NV 5.875% 2/15/26 (b)		250,000	246,250
First Quantum Minerals Ltd.:
6.5% 3/1/24 (b)		200,000	190,000
6.875% 3/1/26 (b)		200,000	190,000
7% 2/15/21 (b)		85,000	85,478
7.25% 5/15/22 (b)		220,000	221,364
7.25% 4/1/23 (b)		300,000	299,190
7.5% 4/1/25 (b)		200,000	197,760
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (b)		45,000	44,618
5.125% 3/15/23 (b)		95,000	94,525
Freeport-McMoRan, Inc. 6.875% 2/15/23		215,000	230,588
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (b)		300,000	303,000
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (b)		40,000	44,300
Minsur SA 6.25% 2/7/24 (Reg. S)		200,000	211,250
Murray Energy Corp. 11.25% 4/15/21 (b)		30,000	13,050
New Gold, Inc. 6.375% 5/15/25 (b)		105,000	106,969
Novelis Corp. 5.875% 9/30/26 (b)		70,000	69,475
Polyus Finance PLC 5.25% 2/7/23 (b)		200,000	190,480
Southern Copper Corp. 7.5% 7/27/35		150,000	190,619
Stillwater Mining Co. 6.125% 6/27/22 (b)		200,000	200,284
Vedanta Resources PLC:
6.125% 8/9/24		200,000	192,416
6.375% 7/30/22 (b)		400,000	402,480
VM Holding SA 5.375% 5/4/27 (b)		200,000	200,500
Zhongrong International Resour 7.25% 10/26/20 (Reg. S)		200,000	172,950
			4,720,533
Paper - 0.3%
Flex Acquisition Co., Inc. 6.875% 1/15/25 (b)		30,000	30,150
Progroup AG 3% 3/31/26	EUR	225,000	270,482
Smurfit Kappa Acquisitions 3.25% 6/1/21 (Reg. S)	EUR	100,000	129,280
			429,912
Publishing/Printing - 0.3%
Cengage Learning, Inc. 9.5% 6/15/24 (b)		85,000	66,300
Clear Channel International BV 8.75% 12/15/20 (b)		20,000	20,850
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875% 5/15/24 (b)		235,000	218,550
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)		105,000	105,000
			410,700
Railroad - 0.2%
RZD Capital Ltd. 3.3744% 5/20/21 (Reg. S)	EUR	200,000	251,567
Restaurants - 0.8%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (b)		160,000	152,200
4.625% 1/15/22 (b)		70,000	70,175
5% 10/15/25 (b)		140,000	134,707
Arcos Dorados Holdings, Inc. 5.875% 4/4/27 (b)		300,000	300,750
Golden Nugget, Inc.:
6.75% 10/15/24 (b)		120,000	121,800
8.75% 10/1/25 (b)		65,000	67,925
KFC Holding Co./Pizza Hut Holding LLC:
4.75% 6/1/27 (b)		50,000	48,063
5% 6/1/24 (b)		195,000	194,269
5.25% 6/1/26 (b)		100,000	100,500
			1,190,389
Services - 3.5%
Algeco Scotsman Global Finance PLC:
3 month EURIBOR + 6.250% 5.921% 2/15/23 (c)(g)	EUR	100,000	121,666
6.5% 2/15/23	EUR	100,000	123,779
APX Group, Inc.:
7.625% 9/1/23		215,000	201,563
7.875% 12/1/22		515,000	517,575
8.75% 12/1/20		1,000,000	986,250
Aramark Services, Inc. 5% 2/1/28 (b)		135,000	131,343
Ashtead Capital, Inc.:
4.125% 8/15/25 (b)		200,000	190,000
4.375% 8/15/27 (b)		200,000	188,750
Avantor, Inc. 6% 10/1/24 (b)		110,000	110,550
Blueline Rental Finance Corp./Blueline Rental LLC 9.25% 3/15/24 (b)		35,000	37,221
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (b)		65,000	67,031
Bulgarian Energy Holding EAD 4.875% 8/2/21	EUR	100,000	131,813
CDK Global, Inc. 4.875% 6/1/27		105,000	100,800
eHi Car Service Co. Ltd. 5.875% 8/14/22		200,000	184,922
Ephios Holdco II PLC 8.25% 7/1/23 (Reg. S)	EUR	100,000	129,044
FTI Consulting, Inc. 6% 11/15/22		175,000	180,476
Global A&T Electronics Ltd. 8.5% 1/12/23		200,000	200,052
H&E Equipment Services, Inc. 5.625% 9/1/25		180,000	180,900
Herc Rentals, Inc.:
7.5% 6/1/22 (b)		36,000	38,160
7.75% 6/1/24 (b)		36,000	38,835
IHS Markit Ltd.:
4% 3/1/26 (b)		35,000	33,524
4.75% 2/15/25 (b)		65,000	65,332
Intrum Justitia AB 2.75% 7/15/22 (Reg. S)	EUR	200,000	239,133
IPD BV 4.5% 7/15/22 (Reg. S)	EUR	200,000	245,766
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (b)		220,000	201,300
Laureate Education, Inc. 8.25% 5/1/25 (b)		495,000	532,125
Prime Security One MS, Inc. 4.875% 7/15/32 (b)		211,000	174,603
United Rentals North America, Inc. 5.5% 5/15/27		45,000	44,888
			5,397,401
Steel - 0.7%
ArcelorMittal SA:
7.25% 10/15/39 (c)		146,000	173,010
7.25% 3/1/41 (c)		17,000	19,550
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (b)		55,000	57,338
Cliffs Natural Resources, Inc. 5.75% 3/1/25		210,000	202,520
CSN Resources SA 6.5% 7/21/20 (b)		125,000	121,563
EVRAZ Group SA 5.375% 3/20/23 (b)		200,000	196,400
Metinvest BV 7.75% 4/23/23 (b)		300,000	291,660
			1,062,041
Super Retail - 0.2%
Netflix, Inc.:
4.375% 11/15/26		110,000	103,054
4.875% 4/15/28 (b)		85,000	80,325
5.875% 11/15/28 (b)		140,000	139,650
			323,029
Technology - 2.2%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (b)		360,000	391,950
CDW LLC/CDW Finance Corp. 5% 9/1/25		20,000	19,944
Ceridian HCM Holding, Inc. 11% 3/15/21 (b)		155,000	159,650
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.875% 6/15/21 (b)		65,000	66,865
7.125% 6/15/24 (b)		65,000	69,225
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		320,000	336,800
Entegris, Inc. 4.625% 2/10/26 (b)		85,000	82,025
Itron, Inc. 5% 1/15/26 (b)		30,000	29,316
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (b)		45,000	46,406
Jain International Trading BV 7.125% 2/1/22 (Reg. S)		200,000	195,925
Match Group, Inc. 5% 12/15/27 (b)		60,000	58,800
Micron Technology, Inc.:
5.25% 1/15/24 (b)		60,000	62,430
5.5% 2/1/25		85,000	88,400
Parametric Technology Corp. 6% 5/15/24		20,000	20,950
Sabre GLBL, Inc. 5.25% 11/15/23 (b)		85,000	85,744
Sensata Technologies BV 4.875% 10/15/23 (b)		120,000	120,975
SoftBank Corp. 4.75% 9/19/24		870,000	815,243
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		410,000	456,125
TTM Technologies, Inc. 5.625% 10/1/25 (b)		25,000	24,500
Veritas U.S., Inc./Veritas Bermuda Ltd. 10.5% 2/1/24 (b)		265,000	229,225
			3,360,498
Telecommunications - 7.4%
Altice Financing SA 5.25% 2/15/23 (Reg. S)	EUR	100,000	124,866
Altice Finco SA:
4.75% 1/15/28	EUR	150,000	160,305
7.625% 2/15/25 (b)		800,000	762,000
8.125% 1/15/24 (b)		200,000	205,250
Axtel S.A.B. de CV 6.375% 11/14/24 (b)		300,000	298,500
Banglalink Digital Communications Ltd.:
8.625% 5/6/19 (b)		200,000	203,000
8.625% 5/6/19 (Reg. S)		200,000	203,000
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		200,000	198,200
Cellnex Telecom Sau 2.375% 1/16/24 (Reg. S)	EUR	200,000	245,275
Colombia Telecomunicaciones SA 5.375% 9/27/22 (b)		200,000	199,750
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24		45,000	45,113
5.375% 3/15/27		40,000	40,000
Digicel Group Ltd. 6% 4/15/21 (Reg. S)		200,000	190,250
Equinix, Inc. 5.375% 5/15/27		50,000	50,875
Frontier Communications Corp.:
8.5% 4/1/26 (b)		225,000	218,813
11% 9/15/25		300,000	230,250
GCI, Inc. 6.875% 4/15/25		85,000	89,038
Globo Comunicacao e Participacoes SA:
4.875% 4/11/22 (Reg. S)		250,000	251,253
5.125% 3/31/27 (b)		200,000	194,000
GTH Finance BV 7.25% 4/26/23 (b)		200,000	210,220
GTT Communications, Inc. 7.875% 12/31/24 (b)		180,000	183,600
Intelsat Jackson Holdings SA 8% 2/15/24 (b)		260,000	274,625
Millicom International Cellular SA 5.125% 1/15/28 (b)		200,000	188,500
MTS International Funding Ltd. 5% 5/30/23 (b)		350,000	346,814
Neptune Finco Corp.:
10.125% 1/15/23 (b)		350,000	388,063
10.875% 10/15/25 (b)		200,000	234,500
Nokia Corp.:
3.375% 6/12/22		35,000	33,793
4.375% 6/12/27		45,000	41,738
Sable International Finance Ltd. 6.875% 8/1/22 (b)		445,000	467,806
SFR Group SA 7.375% 5/1/26 (b)		55,000	53,281
Sprint Capital Corp.:
6.9% 5/1/19		1,115,000	1,148,450
8.75% 3/15/32		175,000	200,484
Sprint Corp.:
7.125% 6/15/24		200,000	205,938
7.625% 3/1/26		70,000	73,675
7.875% 9/15/23		540,000	579,150
T-Mobile U.S.A., Inc. 4.5% 2/1/26		250,000	240,625
TBG Global Pte. Ltd. 5.25% 2/10/22 (Reg. S)		400,000	396,842
Telecom Italia SpA:
3.625% 5/25/26 (Reg. S)	EUR	200,000	266,286
4.875% 9/25/20 (Reg. S)	EUR	100,000	134,008
5.25% 3/17/55	EUR	200,000	276,251
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (b)		200,000	204,488
Telenet Finance Luxembourg Notes SARL:
3.5% 3/1/28 (Reg. S)	EUR	200,000	236,690
5.5% 3/1/28 (b)		600,000	573,000
Turkcell Iletisim Hizmet A/S 5.8% 4/11/28 (b)		200,000	194,600
Wind Tre SpA 5% 1/20/26 (b)		200,000	167,880
Zayo Group LLC/Zayo Capital, Inc. 5.75% 1/15/27 (b)		135,000	133,988
			11,365,033
Textiles/Apparel - 0.4%
CBR Fashion Finance BV 5.125% 10/1/22 (Reg. S)	EUR	100,000	105,564
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (b)(d)		35,000	35,875
Golden Legacy Pte Ltd. 8.25% 6/7/21		200,000	209,546
WTT Investment 5.5% 11/21/22 (Reg. S)		200,000	195,048
			546,033
Transportation Ex Air/Rail - 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		235,000	190,350
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (b)		90,000	68,063
11.25% 8/15/22 (b)		135,000	133,313
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)		35,000	33,600
Teekay Corp. 8.5% 1/15/20		145,000	149,713
			575,039
Utilities - 5.0%
DPL, Inc. 6.75% 10/1/19		495,000	509,850
DTEK Finance PLC 10.75% 12/31/24 pay-in-kind (c)		50,000	52,975
Dynegy, Inc.:
5.875% 6/1/23		70,000	71,663
7.375% 11/1/22		105,000	110,644
7.625% 11/1/24		245,000	263,375
8% 1/15/25 (b)		45,000	48,769
8.125% 1/30/26 (b)		985,000	1,081,038
Greenko Investment Co. 4.875% 8/16/23 (Reg. S)		200,000	187,988
InterGen NV 7% 6/30/23 (b)		920,000	917,700
Listrindo Capital BV 4.95% 9/14/26 (b)		200,000	188,500
NRG Energy, Inc. 5.75% 1/15/28 (b)		1,345,000	1,331,550
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		307,508	336,721
Pattern Energy Group, Inc. 5.875% 2/1/24 (b)		30,000	30,600
Petrobras Energia SA 7.375% 7/21/23 (Reg. S)		200,000	209,000
Petrobras Global Finance BV:
4.75% 1/14/25	EUR	100,000	132,862
6.25% 3/17/24		300,000	315,600
RWE AG 3.5% 4/21/75 (Reg. S) (c)	EUR	250,000	315,447
Talen Energy Supply LLC:
6.5% 6/1/25		215,000	156,950
10.5% 1/15/26 (b)		400,000	345,000
TerraForm Global, Inc. 6.125% 3/1/26 (b)		145,000	146,813
The AES Corp.:
4% 3/15/21		195,000	196,125
4.5% 3/15/23		130,000	130,650
5.125% 9/1/27		55,000	55,825
TVO Power Co.:
2.125% 2/4/25 (Reg. S)	EUR	100,000	120,387
2.5% 3/17/21 (Reg. S)	EUR	100,000	126,479
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	200,000	212,634
			7,595,145

TOTAL NONCONVERTIBLE BONDS			120,888,558

TOTAL CORPORATE BONDS
(Cost $121,543,368)			121,167,168
		Shares	Value

Common Stocks - 1.6%
Automotive & Auto Parts - 0.1%
General Motors Co.		2,268	83,326
UC Holdings, Inc. (f)		3,510	84,696

TOTAL AUTOMOTIVE & AUTO PARTS			168,022

Chemicals - 0.2%
LyondellBasell Industries NV Class A		2,100	222,033
Energy - 0.3%
Contura Energy, Inc. warrants 7/26/23 (h)		41	1,080
GulfMark Offshore, Inc.:
warrants 10/21/42 (h)		1,897	63,550
warrants 11/14/42 (h)		5,448	182,508
LINN Energy, Inc. (h)		448	17,562
Pacific Exploration and Production Corp. (h)		3,454	107,014
Southwestern Energy Co. (h)		13,231	54,247
The Williams Companies, Inc.		1,900	48,887

TOTAL ENERGY			474,848

Food/Beverage/Tobacco - 0.1%
U.S. Foods Holding Corp. (h)		5,400	184,572
Gaming - 0.4%
Boyd Gaming Corp.		4,800	159,408
Golden Entertainment, Inc. (h)		12,700	339,725
Penn National Gaming, Inc. (h)		4,600	139,426

TOTAL GAMING			638,559

Healthcare - 0.3%
Allergan PLC		1,059	162,715
HCA Holdings, Inc.		2,200	210,628
Legend Acquisition, Inc. (f)(h)		3,209	89,595

TOTAL HEALTHCARE			462,938

Homebuilders/Real Estate - 0.0%
Keane Group, Inc. (h)		1,100	17,105
Hotels - 0.1%
Extended Stay America, Inc. unit		5,500	107,690
Metals/Mining - 0.0%
Warrior Metropolitan Coal, Inc.		69	1,604
Services - 0.1%
United Rentals, Inc. (h)		1,300	195,000
Steel - 0.0%
ANR, Inc. (h)		363	9,195
TOTAL COMMON STOCKS
(Cost $2,989,708)			2,481,566

Convertible Preferred Stocks - 0.1%
Utilities - 0.1%
Vistra Energy Corp. 7.00% (h)
(Cost $133,084)		1,600	149,760
		Principal Amount(a)	Value

Bank Loan Obligations - 4.7%
Aerospace - 0.1%
TransDigm, Inc.:
Tranche F, term loan 3 month U.S. LIBOR + 2.750% 4.7887% 6/9/23 (c)(g)		79,600	79,917
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.7119% 8/22/24 (c)(g)		129,027	129,618

TOTAL AEROSPACE			209,535

Cable/Satellite TV - 0.5%
CSC Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.3969% 1/25/26 (c)(g)		25,000	25,000
Mediacom Illinois LLC Tranche N, term loan 3 month U.S. LIBOR + 1.750% 3.5% 2/15/24 (c)(g)		130,000	130,325
Numericable LLC Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.000% 5.3477% 1/31/26 (c)(g)		388,549	382,417
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.1455% 8/19/23 (c)(g)		208,950	201,376
Zayo Group LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 4.1508% 1/19/24 (c)(g)		5,000	5,033

TOTAL CABLE/SATELLITE TV			744,151

Chemicals - 0.3%
Invictus U.S. Newco LLC Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.9008% 3/28/25 (c)(g)		5,000	5,038
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 5.875% 10/11/24(c)(g)		9,950	9,956
PQ Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 2/8/25 (c)(g)		4,988	5,012
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.66% 4/3/25 (c)(g)		380,000	381,110
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (c)(g)		9,047	9,139
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (c)(g)		20,878	21,090

TOTAL CHEMICALS			431,345

Diversified Financial Services - 0.1%
Bcp Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.3588% 10/31/24 (c)(g)		15,000	15,063
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.91% 4/27/24 (c)(g)		124,063	124,657
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.552% 3/1/25 (c)(g)		20,000	19,992
Quest Software U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.8588% 10/31/22 (c)(g)		4,987	5,011

TOTAL DIVERSIFIED FINANCIAL SERVICES			164,723

Energy - 0.7%
Arctic LNG Carriers Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.3999% 5/18/23 (c)(g)		223,313	224,429
Bcp Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.3058% 6/22/24 (c)(g)		49,625	50,059
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.2733% 12/31/21 (c)(g)		230,000	258,175
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.6471% 12/31/22 (c)(g)		185,000	188,757
Chesapeake Energy Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 7.500% 9.4436% 8/23/21 (c)(g)		119,000	125,843
Chief Exploration & Development, LLC. Tranche 2LN, term loan 3 month U.S. LIBOR + 6.500% 8.4161% 5/16/21 (c)(g)		255,000	251,973
Pacific Drilling SA Tranche B, term loan 3 month U.S. LIBOR + 3.500% 0% 6/3/18 (e)(g)		47,875	17,135

TOTAL ENERGY			1,116,371

Entertainment/Film - 0.1%
Cinemark U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.75% 3/29/25 (c)(g)		164,588	165,103
Food & Drug Retail - 0.0%
Tops Markets LLC term loan:
3 month U.S. LIBOR + 9.500% 11.4375% 2/23/19 (c)(f)(g)		32,523	32,523
3 month U.S. LIBOR + 9.500% 11.4375% 2/23/19 (c)(f)(g)		32,523	32,523

TOTAL FOOD & DRUG RETAIL			65,046

Gaming - 0.0%
Gateway Casinos & Entertainment Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.4725% 3/13/25 (c)(g)		20,000	20,138
Healthcare - 0.1%
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9008% 6/23/24 (c)(g)		4,987	5,011
U.S. Renal Care, Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 8.000% 10.302% 12/31/23 (c)(g)		70,000	70,175

TOTAL HEALTHCARE			75,186

Homebuilders/Real Estate - 0.1%
Pisces Midco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.089% 4/12/25 (c)(g)		200,000	201,750
Insurance - 0.0%
Alliant Holdings Intermediate LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.1269% 8/14/22 (c)(g)		4,949	4,976
USI, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 5/16/24 (c)(g)		14,925	14,975

TOTAL INSURANCE			19,951

Leisure - 0.2%
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.9008% 7/31/24 (c)(g)		4,988	5,019
Crown Finance U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 2/28/25 (c)(g)		280,000	279,563

TOTAL LEISURE			284,582

Publishing/Printing - 0.1%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.1469% 6/7/23 (c)(g)		90,000	80,382
Restaurants - 0.2%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3082% 2/17/24 (c)(g)		301,326	302,079
Services - 0.6%
KUEHG Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.052% 8/13/22 (c)(g)		761,860	765,669
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.552% 8/22/25(c)(g)		95,000	96,188

TOTAL SERVICES			861,857

Super Retail - 0.1%
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.9008% 9/25/24 (c)(g)		89,550	90,110
Technology - 0.5%
ATS Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.6369% 2/28/25 (c)(g)		10,000	10,071
Digicert Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.6508% 10/31/24 (c)(g)		25,000	25,055
Kronos, Inc. 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.0234% 11/1/24 (c)(g)		115,000	118,989
Mcafee LLC Tranche B, term loan 3 month U.S. LIBOR + 8.500% 10.4008% 9/29/25 (c)(g)		75,000	76,000
Renaissance Learning, Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.302% 4/9/22 (c)(g)		95,000	95,198
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 3/9/25 (c)(g)		252,283	253,859
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 3/9/25 (c)(g)		93,342	93,925
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.89% 4/4/25 (c)(g)		100,000	100,833

TOTAL TECHNOLOGY			773,930

Telecommunications - 1.0%
Intelsat Jackson Holdings SA Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.7063% 11/27/23 (c)(g)		1,445,000	1,453,530
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 5.1508% 2/2/26 (c)(g)		135,000	135,844

TOTAL TELECOMMUNICATIONS			1,589,374

TOTAL BANK LOAN OBLIGATIONS
(Cost $7,060,664)			7,195,613

Preferred Securities - 5.5%
Automotive & Auto Parts - 0.3%
Baoxin Auto Finance I Ltd. 5.625% (Reg. S) (c)(i)		200,000	187,049
Volkswagen International Finance NV 3.875% (Reg. S) (c)(i)	EUR	200,000	258,844

TOTAL AUTOMOTIVE & AUTO PARTS			445,893

Banks & Thrifts - 2.7%
Alfa Bond Issuance PLC 8% (Reg. S) (c)(i)		200,000	200,950
Banco Do Brasil SA 9% (b)(c)(i)		200,000	218,306
Banco Mercantil del Norte SA 7.625% (b)(c)(i)		400,000	415,095
Bank of America Corp. 5.875% (c)(i)		355,000	357,220
Bank of East Asia Ltd. 5.5% (c)(i)		200,000	203,514
Barclays Bank PLC 7.625% 11/21/22		420,000	473,618
Citigroup, Inc. 5.35% (c)(i)		550,000	556,012
Credit Agricole SA:
6.5%(Reg. S) (c)(i)	EUR	200,000	273,504
6.625% (b)(c)(i)		315,000	324,736
7.875% (b)(c)(i)		200,000	218,669
8.125% (b)(c)(i)		200,000	228,972
Itau Unibanco Holding SA 6.125% (b)(c)(i)		200,000	200,502
Royal Bank of Scotland Group PLC 8.625% (c)(i)		200,000	220,500
Standard Chartered PLC 7.5% (b)(c)(i)		200,000	212,439

TOTAL BANKS & THRIFTS			4,104,037

Consumer Products - 0.5%
Cosan Overseas Ltd. 8.25% (i)		700,000	722,542
Diversified Financial Services - 0.3%
Hutchison Whampoa Europe Finance, Ltd. 3.75% (Reg. S) (c)(i)	EUR	150,000	187,883
Magnesita Finance Ltd. 8.625% (b)(i)		216,000	217,237

TOTAL DIVERSIFIED FINANCIAL SERVICES			405,120

Energy - 0.2%
Gas Natural Fenosa Finance BV 4.125% (Reg. S) (c)(i)	EUR	200,000	264,086
Healthcare - 0.1%
Fullerton Healthcare Corp. Ltd. 7% (Reg. S) (c)(i)		200,000	198,672
Homebuilders/Real Estate - 0.6%
CIFI Holdings Group Co. Ltd. 5.375% (Reg. S) (c)(i)		200,000	182,700
Grand City Properties SA 3.75% (c)(i)	EUR	200,000	256,989
RKI Overseas Finance 2017 (A) 7% (Reg. S) (i)		200,000	180,182
Sino-Ocean Land Treasure Finan 4.9% (Reg. S) (c)(i)		200,000	184,125
Yuzhou Properties Co. 5.375% (Reg. S) (c)(i)		200,000	179,445

TOTAL HOMEBUILDERS/REAL ESTATE			983,441

Telecommunications - 0.6%
Colombia Telecomunicaciones SA 8.5% (b)(c)(i)		200,000	210,478
Koninklijke KPN NV 6.125% (Reg. S) (c)(i)	EUR	200,000	255,970
Telefonica Europe BV:
3.875% (Reg. S) (c)(i)	EUR	200,000	240,707
5% (Reg. S) (c)(i)	EUR	200,000	260,925

TOTAL TELECOMMUNICATIONS			968,080

Utilities - 0.2%
EDF SA 5.375% 12/31/99 (c)	EUR	200,000	271,069
TOTAL PREFERRED SECURITIES
(Cost $8,265,976)			8,362,940
		Shares	Value

Money Market Funds - 6.6%
Fidelity Cash Central Fund, 1.74% (j)
(Cost $10,004,239)		10,002,742	10,004,742
TOTAL INVESTMENT IN SECURITIES - 97.9%
(Cost $149,997,039)			149,361,789
NET OTHER ASSETS (LIABILITIES) - 2.1%			3,261,278
NET ASSETS - 100%			$152,623,067

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,520,281 or 44.2% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Non-income producing - Security is in default.

 (f) Level 3 security

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Non-income producing

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$112,337
Fidelity Securities Lending Cash Central Fund	43
Total	$112,380

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,098,843	$1,014,147	$--	$84,696
Energy	484,043	484,043	--	--
Health Care	462,938	373,343	--	89,595
Industrials	212,105	212,105	--	--
Materials	223,637	223,637	--	--
Utilities	149,760	--	149,760	--
Corporate Bonds	121,167,168	--	121,166,928	240
Bank Loan Obligations	7,195,613	--	7,130,567	65,046
Preferred Securities	8,362,940	--	8,362,940	--
Money Market Funds	10,004,742	10,004,742	--	--
Total Investments in Securities:	$149,361,789	$12,312,017	$136,810,195	$239,577

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	51.8%
Luxembourg	7.0%
Netherlands	7.0%
Cayman Islands	4.3%
Canada	3.6%
United Kingdom	3.1%
Argentina	2.3%
Mexico	1.9%
France	1.8%
Ireland	1.7%
Singapore	1.7%
British Virgin Islands	1.3%
Multi-National	1.3%
Germany	1.1%
Italy	1.1%
Others (Individually Less Than 1%)	9.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $139,992,800)	$139,357,047
Fidelity Central Funds (cost $10,004,239)	10,004,742
Total Investment in Securities (cost $149,997,039)		$149,361,789
Cash		732,103
Foreign currency held at value (cost $145,277)		145,021
Receivable for investments sold		1,784,246
Receivable for fund shares sold		638,873
Dividends receivable		7,037
Interest receivable		2,094,419
Distributions receivable from Fidelity Central Funds		10,240
Prepaid expenses		55
Receivable from investment adviser for expense reductions		20,019
Other receivables		51
Total assets		154,793,853
Liabilities
Payable for investments purchased
Regular delivery	$1,402,062
Delayed delivery	320,602
Payable for fund shares redeemed	190,135
Distributions payable	66,341
Accrued management fee	88,789
Distribution and service plan fees payable	6,288
Other affiliated payables	23,011
Other payables and accrued expenses	73,558
Total liabilities		2,170,786
Net Assets		$152,623,067
Net Assets consist of:
Paid in capital		$155,433,867
Undistributed net investment income		745,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,920,792)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(635,656)
Net Assets		$152,623,067
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,711,999 ÷ 906,141 shares)		$9.61
Maximum offering price per share (100/96.00 of $9.61)		$10.01
Class M:
Net Asset Value and redemption price per share ($4,300,759 ÷ 447,368 shares)		$9.61
Maximum offering price per share (100/96.00 of $9.61)		$10.01
Class C:
Net Asset Value and offering price per share ($4,419,725 ÷ 459,689 shares)(a)		$9.61
Global High Income:
Net Asset Value, offering price and redemption price per share ($125,191,807 ÷ 13,020,172 shares)		$9.62
Class I:
Net Asset Value, offering price and redemption price per share ($9,998,777 ÷ 1,039,876 shares)		$9.62

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2018
Investment Income
Dividends		$605,847
Interest		6,884,180
Income from Fidelity Central Funds		112,380
Total income		7,602,407
Expenses
Management fee	$896,872
Transfer agent fees	186,589
Distribution and service plan fees	69,114
Accounting and security lending fees	52,669
Custodian fees and expenses	18,156
Independent trustees' fees and expenses	480
Registration fees	98,898
Audit	84,934
Legal	(40,774)
Miscellaneous	884
Total expenses before reductions	1,367,822
Expense reductions	(30,714)	1,337,108
Net investment income (loss)		6,265,299
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(765,510)
Foreign currency transactions	6,176
Total net realized gain (loss)		(759,334)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(114,747)
Assets and liabilities in foreign currencies	(3,349)
Total change in net unrealized appreciation (depreciation)		(118,096)
Net gain (loss)		(877,430)
Net increase (decrease) in net assets resulting from operations		$5,387,869

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2018	Year ended April 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,265,299	$5,224,215
Net realized gain (loss)	(759,334)	(46,333)
Change in net unrealized appreciation (depreciation)	(118,096)	4,535,843
Net increase (decrease) in net assets resulting from operations	5,387,869	9,713,725
Distributions to shareholders from net investment income	(5,436,985)	(4,739,795)
Share transactions - net increase (decrease)	50,750,887	(9,314,472)
Redemption fees	9,631	30,815
Total increase (decrease) in net assets	50,711,402	(4,309,727)
Net Assets
Beginning of period	101,911,665	106,221,392
End of period	$152,623,067	$101,911,665
Other Information
Undistributed net investment income end of period	$745,648	$104,221

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global High Income Fund Class A

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.54	$9.07	$9.60	$10.21	$10.46
Income from Investment Operations
Net investment income (loss)A	.462	.463	.462	.476	.506
Net realized and unrealized gain (loss)	.006B	.422	(.541)	(.293)C	(.036)
Total from investment operations	.468	.885	(.079)	.183	.470
Distributions from net investment income	(.399)	(.418)	(.454)	(.486)	(.483)
Distributions from net realized gain	–	–	–	(.310)	(.239)
Total distributions	(.399)	(.418)	(.454)	(.796)	(.722)
Redemption fees added to paid in capitalA	.001	.003	.003	.003	.002
Net asset value, end of period	$9.61	$9.54	$9.07	$9.60	$10.21
Total ReturnD,E	4.94%	10.00%	(.65)%	1.97%C	4.86%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.31%	1.36%	1.38%	1.28%	1.23%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.23%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.23%
Net investment income (loss)	4.75%	4.98%	5.11%	4.82%	5.03%
Supplemental Data
Net assets, end of period (000 omitted)	$8,712	$7,102	$6,187	$7,036	$8,000
Portfolio turnover rateH	48%	48%	41%	44%	72%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.93%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class M

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.54	$9.07	$9.60	$10.21	$10.46
Income from Investment Operations
Net investment income (loss)A	.462	.464	.462	.474	.504
Net realized and unrealized gain (loss)	.006B	.421	(.541)	(.291)C	(.036)
Total from investment operations	.468	.885	(.079)	.183	.468
Distributions from net investment income	(.399)	(.418)	(.454)	(.486)	(.481)
Distributions from net realized gain	–	–	–	(.310)	(.239)
Total distributions	(.399)	(.418)	(.454)	(.796)	(.720)
Redemption fees added to paid in capitalA	.001	.003	.003	.003	.002
Net asset value, end of period	$9.61	$9.54	$9.07	$9.60	$10.21
Total ReturnD,E	4.94%	10.00%	(.65)%	1.98%C	4.84%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.40%	1.50%	1.48%	1.40%	1.35%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	4.75%	4.98%	5.11%	4.82%	5.01%
Supplemental Data
Net assets, end of period (000 omitted)	$4,301	$3,029	$1,436	$1,745	$1,595
Portfolio turnover rateH	48%	48%	41%	44%	72%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.94%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class C

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.54	$9.07	$9.60	$10.21	$10.46
Income from Investment Operations
Net investment income (loss)A	.390	.394	.394	.401	.428
Net realized and unrealized gain (loss)	.005B	.422	(.540)	(.292)C	(.035)
Total from investment operations	.395	.816	(.146)	.109	.393
Distributions from net investment income	(.326)	(.349)	(.387)	(.412)	(.406)
Distributions from net realized gain	–	–	–	(.310)	(.239)
Total distributions	(.326)	(.349)	(.387)	(.722)	(.645)
Redemption fees added to paid in capitalA	.001	.003	.003	.003	.002
Net asset value, end of period	$9.61	$9.54	$9.07	$9.60	$10.21
Total ReturnD,E	4.16%	9.19%	(1.39)%	1.22%C	4.05%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.08%	2.18%	2.20%	2.12%	2.05%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	4.00%	4.23%	4.36%	4.07%	4.26%
Supplemental Data
Net assets, end of period (000 omitted)	$4,420	$3,775	$3,437	$3,811	$3,720
Portfolio turnover rateH	48%	48%	41%	44%	72%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.18%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.54	$9.07	$9.60	$10.21	$10.47
Income from Investment Operations
Net investment income (loss)A	.487	.486	.486	.508	.534
Net realized and unrealized gain (loss)	.015B	.423	(.542)	(.301)C	(.046)
Total from investment operations	.502	.909	(.056)	.207	.488
Distributions from net investment income	(.423)	(.442)	(.477)	(.510)	(.511)
Distributions from net realized gain	–	–	–	(.310)	(.239)
Total distributions	(.423)	(.442)	(.477)	(.820)	(.750)
Redemption fees added to paid in capitalA	.001	.003	.003	.003	.002
Net asset value, end of period	$9.62	$9.54	$9.07	$9.60	$10.21
Total ReturnD	5.31%	10.28%	(.40)%	2.23%C	5.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.02%	1.14%	1.20%	1.05%	.95%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	.95%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	.95%
Net investment income (loss)	5.00%	5.23%	5.35%	5.07%	5.30%
Supplemental Data
Net assets, end of period (000 omitted)	$125,192	$85,188	$93,256	$119,712	$344,206
Portfolio turnover rateG	48%	48%	41%	44%	72%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class I

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.54	$9.07	$9.60	$10.21	$10.47
Income from Investment Operations
Net investment income (loss)A	.485	.486	.483	.501	.532
Net realized and unrealized gain (loss)	.017B	.423	(.539)	(.293)C	(.046)
Total from investment operations	.502	.909	(.056)	.208	.486
Distributions from net investment income	(.423)	(.442)	(.477)	(.511)	(.509)
Distributions from net realized gain	–	–	–	(.310)	(.239)
Total distributions	(.423)	(.442)	(.477)	(.821)	(.748)
Redemption fees added to paid in capitalA	.001	.003	.003	.003	.002
Net asset value, end of period	$9.62	$9.54	$9.07	$9.60	$10.21
Total ReturnD	5.31%	10.28%	(.40)%	2.23%C	5.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.03%	1.16%	1.10%	1.02%	.97%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	.97%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	.97%
Net investment income (loss)	5.00%	5.23%	5.35%	5.07%	5.28%
Supplemental Data
Net assets, end of period (000 omitted)	$9,999	$2,817	$1,905	$2,481	$5,344
Portfolio turnover rateG	48%	48%	41%	44%	72%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2018

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global High Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, equity-debt classifications, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,261,673
Gross unrealized depreciation	(4,367,146)
Net unrealized appreciation (depreciation)	$(105,473)
Tax Cost	$149,467,262

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$574,775
Capital loss carryforward	$(3,279,553)
Net unrealized appreciation (depreciation) on securities and other investments	$(105,955)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(549,846)
Long-term	(2,729,707)
Total no expiration	$(3,279,553)
Total capital loss carryforward	$(3,279,553)

The tax character of distributions paid was as follows:

	April 30, 2018	April 30, 2017
Ordinary Income	$5,436,985	$ 4,739,795

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $101,422,368 and $56,954,111, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$18,944	$797
Class M	-%	.25%	9,461	478
Class C	.75%	.25%	40,709	5,917
			$69,114	$7,192

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,944
Class M	1,549
Class C(a)	156
$4,649

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$13,471.18
Class M	10,158.27
Class C	8,267.20
Global High Income	146,911.14
Class I	7,782.16
	$186,589

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $354 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $43. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$4,264
Class M	1.25%	5,444
Class C	2.00%	3,286
Global High Income	1.00%	12,949
Class I	1.00%	1,478
		$27,421

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $75 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,525.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $693.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2018	Year ended April 30, 2017
From net investment income
Class A	$310,111	$322,665
Class M	155,128	85,695
Class C	136,286	134,767
Global High Income	4,624,133	4,092,807
Class I	211,327	103,861
Total	$5,436,985	$4,739,795

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017
Class A
Shares sold	396,196	290,886	$3,854,052	$2,707,041
Reinvestment of distributions	30,483	32,498	296,845	302,941
Shares redeemed	(265,014)	(260,720)	(2,572,077)	(2,436,346)
Net increase (decrease)	161,665	62,664	$1,578,820	$573,636
Class M
Shares sold	231,508	218,520	$2,248,387	$2,050,318
Reinvestment of distributions	15,505	8,661	151,013	80,890
Shares redeemed	(117,144)	(67,976)	(1,138,519)	(634,029)
Net increase (decrease)	129,869	159,205	$1,260,881	$1,497,179
Class C
Shares sold	138,068	109,325	$1,347,084	$1,017,340
Reinvestment of distributions	13,435	12,879	130,866	120,047
Shares redeemed	(87,540)	(105,252)	(849,876)	(975,560)
Net increase (decrease)	63,963	16,952	$628,074	$161,827
Global High Income
Shares sold	7,832,164	2,895,819	$76,394,064	$26,886,491
Reinvestment of distributions	403,775	364,798	3,933,620	3,396,619
Shares redeemed	(4,144,739)	(4,608,362)	(40,362,765)	(42,638,341)
Net increase (decrease)	4,091,200	(1,347,745)	$39,964,919	$(12,355,231)
Class I
Shares sold	1,030,440	194,425	$10,103,235	$1,826,275
Reinvestment of distributions	16,949	6,271	164,696	58,709
Shares redeemed	(302,780)	(115,409)	(2,949,738)	(1,076,867)
Net increase (decrease)	744,609	85,287	$7,318,193	$808,117

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 284 funds. Mr. Wiley oversees 196 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2017 to April 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period-B November 1, 2017 to April 30, 2018
Class A	1.25%
Actual		$1,000.00	$1,000.70	$6.20
Hypothetical-C		$1,000.00	$1,018.60	$6.26
Class M	1.25%
Actual		$1,000.00	$1,000.70	$6.20
Hypothetical-C		$1,000.00	$1,018.60	$6.26
Class C	2.00%
Actual		$1,000.00	$997.00	$9.90
Hypothetical-C		$1,000.00	$1,014.88	$9.99
Global High Income	1.00%
Actual		$1,000.00	$1,001.90	$4.96
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class I	1.00%
Actual		$1,000.00	$1,003.00	$4.97
Hypothetical-C		$1,000.00	$1,019.84	$5.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Global High Income Fund
Class A	06/11/18	06/08/18	$0.026
Class M	06/11/18	06/08/18	$0.026
Class C	06/11/18	06/08/18	$0.026
Global High Income	06/11/18	06/08/18	$0.026
Class I	06/11/18	06/08/18	$0.026

A total of 0.30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,457,698 of distributions paid during the period January 1, 2018 to April 30, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

AGHI-ANN-0618
1.926279.106

Fidelity® Global High Income Fund Annual Report April 30, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Global High Income Fund	5.31%	4.43%	5.36%

 A From May 11, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global High Income Fund, a class of the fund, on May 11, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® Global High Yield and Emerging Markets Plus Index performed over the same period.

Period Ending Values
$14,396	Fidelity® Global High Income Fund
$14,621	ICE® BofAML® Global High Yield and Emerging Markets Plus Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  Global high-yield bonds gained 4.57% for the 12 months ending April 30, 2018, as measured by the Fidelity Global High Income Composite Index®. For most of the past year, demand for yield, continued U.S.-dollar weakness, positive issuer fundamentals and enormous monetary support from global central banks supported global high-yield bonds. Sentiment shifted markedly in early 2018, however, amid fear that interest rates could rise faster than expected and tension over global trade. Among regions in the Composite index, Europe was far and away the standout, lifted by the strength of the euro relative to the U.S. dollar. The ICE BofAML® Euro High Yield Constrained Index rose 15.38%. U.S. high-yield bonds gained 3.22%, as measured by the ICE BofAML® US High Yield Constrained Index, reflecting investors’ preference for risk assets for much of the period. However, the upward trend reversed course in early February, partly due to broad market volatility and a backup in U.S. Treasury yields. Emerging-markets corporate debt advanced modestly on continued stable global economic growth and flattening of the yield curve, as the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified gained 1.84%. In Asia, the high-yield market was held back by a poor result from Hong Kong. Accordingly, the ICE BofAML® Asian Dollar High Yield Corporate Constrained Index gained 0.54% the past 12 months.

Comments from Lead Portfolio Manager John Carlson:  For the fiscal year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 5%, topping the 4.57% return of the Fidelity Global High Income Composite Index℠. The fund’s performance versus the Composite index was boosted by security selection, supported by a favorable backdrop for global high-yield bonds that persisted for most of the period. In particular, picks among U.S. high-yield bonds were by far the biggest relative contributor. Here, choices among utility bonds helped most, including a long-term non-index investment in bankrupt utility TXU. Picks in the emerging-markets (EM) and Asian debt sleeves also contributed. Within the EM debt sleeve, choices in Mexico, along with overweightings in outperforming Argentina and Brazil, helped most. Turning to the Asian debt subportfolio, strong credit selection within Hong Kong provided a notable relative boost. Conversely, choices in the European high-yield subportfolio were a modest negative. Here, the main relative detractor was our underweighting in European financials, particularly in subordinated bonds. These securities continued to rally as the regulatory tide eased. This negative was partially offset by an overweighting in debt purchasers – a growing sector in Europe. Regional asset allocation also was a slight negative. Our underweighted exposure to U.S. high yield and EM debt, on average, were additive, but this was offset by an overweighting in Asia and a modest underweighting in Europe.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
Ally Financial, Inc.	1.9
Valeant Pharmaceuticals International, Inc.	1.4
Intelsat Jackson Holdings SA	1.1
APX Group, Inc.	1.1
Tenet Healthcare Corp.	1.1
6.6

Top Five Countries as of April 30, 2018

(excluding cash equivalents)	% of fund's net assets
United States of America	43.1
Luxembourg	7.0
Netherlands	7.0
Cayman Islands	4.3
Canada	3.6

Top Five Market Sectors as of April 30, 2018

% of fund's net assets
Energy	12.6
Telecommunications	9.0
Banks & Thrifts	8.6
Healthcare	6.7
Utilities	5.5

Quality Diversification (% of fund's net assets)

As of April 30, 2018
BBB	2.9%
BB	36.8%
B	35.4%
CCC,CC,C	10.4%
D	0.1%
Not Rated	4.0%
Equities	1.7%
Short-Term Investments and Net Other Assets	8.7%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2018 *
Corporate Bonds	79.4%
Stocks	1.7%
Preferred Securities	5.5%
Other Investments	4.7%
Short-Term Investments and Net Other Assets (Liabilities)	8.7%

 * Foreign investments - 48.2%

Schedule of Investments April 30, 2018

Showing Percentage of Net Assets

Corporate Bonds - 79.4%
		Principal Amount(a)	Value
Convertible Bonds - 0.2%
Utilities - 0.2%
SolarCity Corp. 1.625% 11/1/19		$300,000	$278,610
Nonconvertible Bonds - 79.2%
Aerospace - 0.2%
BBA U.S. Holdings, Inc. 5.375% 5/1/26 (b)		30,000	30,167
Bombardier, Inc. 7.5% 12/1/24 (b)		80,000	84,200
DAE Funding LLC:
4.5% 8/1/22 (b)		50,000	48,125
5% 8/1/24 (b)		65,000	62,647
Leonardo SpA 4.875% 3/24/25	EUR	100,000	144,165
			369,304
Air Transportation - 1.1%
Aeropuertos Argentina 2000 SA 6.875% 2/1/27 (b)		450,000	468,225
Azul Investments LLP 5.875% 10/26/24 (b)		300,000	288,000
Rumo Luxembourg Sarl:
5.875% 1/18/25 (b)		200,000	195,250
7.375% 2/9/24 (b)		300,000	318,450
United Continental Holdings, Inc.:
4.25% 10/1/22		300,000	292,200
6.375% 6/1/18		45,000	45,000
			1,607,125
Automotive - 0.2%
Schaeffler Finance BV 3.5% 5/15/22 (Reg. S)	EUR	200,000	244,119
Automotive & Auto Parts - 1.5%
Allison Transmission, Inc. 4.75% 10/1/27 (b)		300,000	282,375
Delphi Technologies PLC 5% 10/1/25 (b)		80,000	76,950
Gestamp Funding SA 3.5% 5/15/23 (Reg. S)	EUR	100,000	125,186
IHO Verwaltungs GmbH 3.75% 9/15/26 pay-in-kind(Reg. S) (c)	EUR	100,000	126,798
Jaguar Land Rover PLC 4.5% 10/1/27 (b)		230,000	207,000
Lithia Motors, Inc. 5.25% 8/1/25 (b)		40,000	39,600
Lkq Euro Holdings BV 3.625% 4/1/26	EUR	175,000	211,051
Metalsa SA de CV 4.9% 4/24/23 (b)		350,000	346,745
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	200,000	229,444
Tenedora Nemak SA de CV 4.75% 1/23/25 (b)		300,000	293,250
Tupy Overseas SA 6.625% 7/17/24 (Reg. S)		200,000	208,400
Volvo Car AB 2% 1/24/25 (Reg. S)	EUR	100,000	120,480
			2,267,279
Banks & Thrifts - 5.9%
Access Bank PLC 10.5% 10/19/21 (b)		200,000	222,936
Akbank TAS/Ak Finansal Kiralama A/S 7.2% 3/16/27 (b)(c)		200,000	203,200
Ally Financial, Inc.:
5.75% 11/20/25		945,000	974,531
8% 12/31/18		225,000	231,750
8% 11/1/31		257,000	310,970
8% 11/1/31		1,115,000	1,354,948
Banco de Bogota SA 6.25% 5/12/26 (b)		200,000	207,500
Banco Internacional del Peru SAA 6.625% 3/19/29 (b)(c)		200,000	215,500
Banco Macro SA 6.75% 11/4/26 (b)(c)		300,000	299,010
Bank of Ireland 10% 12/19/22	EUR	100,000	167,099
Bankia SA 3.375% 3/15/27 (Reg. S) (c)	EUR	100,000	128,095
Barclays PLC 2% 2/7/28 (Reg. S) (c)	EUR	100,000	118,883
CaixaBank SA 2.75% 7/14/28 (Reg. S) (c)	EUR	200,000	251,721
HOIST Kredit AB 1.125% 10/4/21 (Reg. S)	EUR	200,000	239,494
Industrial Senior Trust 5.5% 11/1/22 (b)		200,000	198,422
Itau Unibanco Holding SA 6.2% 12/21/21 (b)		350,000	363,125
JSC BGEO Group 6% 7/26/23 (b)		450,000	452,790
Mercury Bondco PLC 7.125% 5/30/21 pay-in-kind(Reg. S) (c)	EUR	300,000	374,540
Pearl Holding III Ltd. 9.5% 12/11/22		200,000	197,486
PT Bukit Makmur Mandiri Utama 7.75% 2/13/22 (b)		200,000	208,525
Roadster Finance Designated Activity Co. 2.375% 12/8/27	EUR	100,000	117,844
Royal Bank of Scotland Group PLC:
3.625% 3/25/24 (Reg. S) (c)	EUR	100,000	123,889
5.125% 5/28/24		317,000	321,825
SB Capital SA 5.5% 2/26/24 (b)(c)		200,000	199,220
Turkiye Garanti Bankasi A/S 6.125% 5/24/27 (b)(c)		200,000	193,500
Turkiye Is Bankasi A/S 5.5% 4/21/22 (b)		300,000	294,609
Turkiye Vakiflar Bankasi TAO 3.5% 6/17/19 (Reg. S)	EUR	100,000	122,971
UniCredit SpA 6.95% 10/31/22 (Reg. S)	EUR	100,000	147,982
VimpelCom Holdings BV 4.95% 6/16/24 (b)		300,000	284,637
Zenith Bank PLC:
6.25% 4/22/19 (b)		200,000	202,444
7.375% 5/30/22 (b)		200,000	205,800
			8,935,246
Broadcasting - 1.0%
AMC Networks, Inc.:
4.75% 12/15/22		100,000	100,500
4.75% 8/1/25		125,000	118,138
Sirius XM Radio, Inc.:
3.875% 8/1/22 (b)		20,000	19,400
5% 8/1/27 (b)		125,000	119,141
5.375% 7/15/26 (b)		630,000	617,463
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S)		600,000	615,000
			1,589,642
Building Materials - 1.8%
Alam Synergy Pte. Ltd. 6.625% 4/24/22		200,000	186,700
American Woodmark Corp. 4.875% 3/15/26 (b)		335,000	323,275
Builders FirstSource, Inc. 5.625% 9/1/24 (b)		115,000	113,850
CEMEX Finance LLC:
4.625% 6/15/24	EUR	100,000	128,766
6% 4/1/24 (Reg. S)		400,000	411,200
CEMEX S.A.B. de CV 2.75% 12/5/24 (Reg. S)	EUR	200,000	240,015
China Singyes Solar Tech Holdings Ltd. 7.95% 2/15/19		200,000	188,200
China WindPower Group Ltd. 7.9% 1/23/21		200,000	196,939
Elementia S.A.B. de CV 5.5% 1/15/25 (b)		200,000	197,500
Grupo Cementos de Chihuahua S.A.B. de CV 5.25% 6/23/24 (b)		200,000	197,500
HD Supply, Inc. 5.75% 4/15/24 (b)		30,000	31,500
HMAN Finance Sub Corp. 6.375% 7/15/22 (b)		100,000	96,758
Titan Global Finance PLC 2.375% 11/16/24 (Reg. S)	EUR	100,000	118,019
Union Andina de Cementos SAA 5.875% 10/30/21 (Reg. S)		300,000	309,375
USG Corp. 4.875% 6/1/27 (b)		15,000	15,000
			2,754,597
Cable/Satellite TV - 4.3%
Altice SA:
7.625% 2/15/25 (b)		700,000	630,875
7.75% 5/15/22 (b)		235,000	224,425
Altice U.S. Finance SA 7.75% 7/15/25 (b)		210,000	221,025
Cable One, Inc. 5.75% 6/15/22 (b)		55,000	56,238
Cablevision SA 6.5% 6/15/21 (b)		500,000	519,375
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% 5/1/27 (b)		545,000	510,649
5.5% 5/1/26 (b)		110,000	107,107
5.75% 1/15/24		615,000	620,781
5.75% 2/15/26 (b)		65,000	64,513
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
5.125% 12/15/21 (b)		255,000	252,450
7.5% 4/1/28 (b)		230,000	233,163
CSC Holdings LLC 5.375% 2/1/28 (b)		200,000	187,000
CSC Holdings, Inc. 5.5% 4/15/27 (b)		345,000	331,131
DISH DBS Corp.:
5% 3/15/23		470,000	405,375
6.75% 6/1/21		410,000	407,950
Myriad International Holding BV 5.5% 7/21/25 (b)		200,000	210,850
SFR Group SA 5.625% 5/15/24 (Reg. S)	EUR	100,000	124,715
Telenet Finance VI Luxembourg SCA 4.875% 7/15/27 (Reg. S)	EUR	100,000	130,593
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 3.5% 1/15/27 (Reg. S)	EUR	100,000	128,006
Virgin Media Finance PLC 4.5% 1/15/25 (Reg. S)	EUR	100,000	122,869
VTR Finance BV 6.875% 1/15/24 (b)		600,000	620,406
Ziggo Bond Finance BV 6% 1/15/27 (b)		160,000	149,600
Ziggo Secured Finance BV:
3.75% 1/15/25 (Reg. S)	EUR	100,000	122,420
4.25% 1/15/27 (Reg. S)	EUR	100,000	123,114
			6,504,630
Capital Goods - 0.0%
Apergy Corp. 6.375% 5/1/26 (b)(d)		30,000	30,450
Chemicals - 2.7%
Bayer AG 3% 7/1/75 (Reg S.) (c)	EUR	100,000	125,735
CF Industries Holdings, Inc.:
4.95% 6/1/43		270,000	226,800
5.15% 3/15/34		335,000	306,106
5.375% 3/15/44		105,000	91,978
CTC BondCo GmbH 5.25% 12/15/25	EUR	200,000	238,598
INEOS Finance PLC 2.125% 11/15/25 (Reg. S)	EUR	300,000	349,234
Momentive Performance Materials, Inc. 3.88% 10/24/21		200,000	211,000
MPM Escrow LLC/MPM Finance Escrow Corp. 8.875% 10/15/20 (e)(f)		140,000	0
NOVA Chemicals Corp.:
4.875% 6/1/24 (b)		70,000	67,900
5.25% 6/1/27 (b)		70,000	67,375
OCI NV 6.625% 4/15/23 (b)		325,000	329,550
OCP SA 5.625% 4/25/24 (b)		200,000	205,750
Olin Corp. 5% 2/1/30		70,000	66,675
Petkim Petrokimya Holding A/S 5.875% 1/26/23 (b)		200,000	191,528
Platform Specialty Products Corp.:
5.875% 12/1/25 (b)		80,000	78,000
6.5% 2/1/22 (b)		200,000	205,000
The Chemours Co. LLC 5.375% 5/15/27		25,000	24,750
TPC Group, Inc. 8.75% 12/15/20 (b)		405,000	402,975
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% 9/1/25 (b)		300,000	295,500
Tronox Finance PLC 5.75% 10/1/25 (b)		35,000	34,038
Tronox, Inc. 6.5% 4/15/26 (b)		185,000	184,075
Valvoline, Inc. 4.375% 8/15/25		400,000	384,000
			4,086,567
Consumer Products - 0.1%
Coty, Inc. 6.5% 4/15/26 (b)		140,000	136,150
Prestige Brands, Inc. 6.375% 3/1/24 (b)		85,000	85,425
			221,575
Containers - 1.6%
ARD Finance SA:
6.625% 9/15/23 pay-in-kind (c)	EUR	100,000	126,949
7.125% 9/15/23 pay-in-kind (c)		200,000	204,500
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
2.75% 3/15/24 (Reg. S)	EUR	100,000	122,360
6% 2/15/25 (b)		200,000	202,250
6.75% 5/15/24 (Reg. S)	EUR	100,000	131,590
7.25% 5/15/24 (b)		200,000	211,000
Ball Corp. 4.875% 3/15/26		205,000	204,488
Berry Global, Inc. 4.5% 2/15/26 (b)		200,000	191,000
Crown Americas LLC/Crown Americas Capital Corp. V 4.25% 9/30/26		60,000	55,500
Crown European Holdings SA 2.875% 2/1/26	EUR	100,000	118,949
Horizon Holdings I SAS 7.25% 8/1/23 (Reg. S)	EUR	100,000	126,305
OI European Group BV 6.75% 9/15/20 (Reg. S)	EUR	150,000	206,937
Plastipak Holdings, Inc. 6.25% 10/15/25 (b)		20,000	19,400
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 5.75% 10/15/20		276,196	278,184
Silgan Holdings, Inc. 3.25% 3/15/25	EUR	200,000	246,604
			2,446,016
Diversified Financial Services - 3.9%
Arena Lux Finance Sarl 2.875% 11/1/24 (Reg. S)	EUR	100,000	123,282
Chobani LLC/Finance Corp., Inc. 7.5% 4/15/25 (b)		120,000	120,600
CIT Group, Inc.:
4.125% 3/9/21		100,000	100,105
5.25% 3/7/25		85,000	86,806
Comcel Trust 6.875% 2/6/24 (b)		250,000	259,330
Crown Americas LLC / Crown Americas Capital Corp. IV 4.75% 2/1/26 (b)		745,000	718,925
Exela International LLC/Exela Financial, Inc. 10% 7/15/23 (b)		70,000	70,088
FLY Leasing Ltd. 5.25% 10/15/24		60,000	58,050
Garfunkelux Holdco 3 SA 7.5% 8/1/22 (Reg. S)	EUR	100,000	124,987
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375% 12/15/23 (b)		90,000	95,063
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22		925,000	935,406
6.25% 2/1/22		140,000	142,800
6.375% 12/15/25		215,000	215,806
6.75% 2/1/24		55,000	56,375
International Lease Finance Corp. 5.875% 8/15/22		175,000	187,020
International Personal Finance PLC 5.75% 4/7/21 (Reg S.)	EUR	100,000	115,084
James Hardie International Finance Ltd. 4.75% 1/15/25 (b)		200,000	195,000
LHC3 PLC 4.125% 8/15/24 pay-in-kind (Reg. S) (c)	EUR	200,000	244,203
MSCI, Inc. 5.75% 8/15/25 (b)		50,000	52,140
Navient Corp.:
5% 10/26/20		54,000	54,270
6.5% 6/15/22		435,000	447,032
7.25% 9/25/23		55,000	57,475
Orchestra Borrower LLC/Orchestra Co.-Issuer, Inc. 6.75% 6/15/22 (b)		40,000	41,488
Radiate Holdco LLC/Radiate Financial Service Ltd.:
6.625% 2/15/25 (b)		25,000	23,188
6.875% 2/15/23 (b)		30,000	29,025
SLM Corp.:
5.5% 1/25/23		475,000	467,733
6.125% 3/25/24		205,000	205,256
8% 3/25/20		190,000	202,350
Verisure Holding AB 6% 11/1/22 (Reg. S)	EUR	234,000	297,061
Yihua Overseas Investment Ltd. 8.5% 10/23/20 (Reg. S)		200,000	186,729
			5,912,677
Diversified Media - 0.2%
E.W. Scripps Co. 5.125% 5/15/25 (b)		15,000	13,950
MDC Partners, Inc. 6.5% 5/1/24 (b)		130,000	127,888
Viacom, Inc.:
5.875% 2/28/57 (c)		75,000	75,750
6.25% 2/28/57 (c)		90,000	91,260
			308,848
Energy - 11.4%
Afren PLC 10.25% 4/8/19 (b)(e)(f)		285,920	240
Antero Resources Corp.:
5.125% 12/1/22		215,000	216,075
5.625% 6/1/23 (Reg. S)		80,000	81,700
Anton Oilfield Services Group 9.75% 12/5/20 (Reg. S)		200,000	209,937
Areva SA 4.875% 9/23/24	EUR	300,000	396,678
Calfrac Holdings LP 7.5% 12/1/20 (b)		155,000	153,450
California Resources Corp. 8% 12/15/22 (b)		480,000	412,800
Callon Petroleum Co. 6.125% 10/1/24		25,000	25,500
Centennial Resource Prod LLC 5.375% 1/15/26 (b)		75,000	74,438
Cheniere Corpus Christi Holdings LLC:
5.125% 6/30/27		70,000	68,250
5.875% 3/31/25		80,000	82,477
Chesapeake Energy Corp.:
3 month U.S. LIBOR + 3.250% 5.5977% 4/15/19 (c)(g)		70,000	69,825
4.875% 4/15/22		180,000	172,800
5.75% 3/15/23		65,000	59,963
8% 12/15/22 (b)		168,000	178,080
8% 1/15/25 (b)		305,000	295,698
8% 6/15/27 (b)		560,000	539,000
China Jinjiang Environment Holding Co. Ltd. 6% 7/27/20 (Reg. S)		200,000	194,890
Citgo Holding, Inc. 10.75% 2/15/20 (b)		155,000	164,300
Consolidated Energy Finance SA:
3 month U.S. LIBOR + 3.750% 5.8745% 6/15/22 (b)(c)(g)		480,000	478,800
6.875% 6/15/25 (b)		275,000	286,000
Continental Resources, Inc. 4.375% 1/15/28 (b)		95,000	93,338
Covey Park Energy LLC 7.5% 5/15/25 (b)		30,000	30,150
DCP Midstream LLC 5.85% 5/21/43 (b)(c)		60,000	57,000
Denbury Resources, Inc.:
4.625% 7/15/23		10,000	8,150
5.5% 5/1/22		105,000	91,613
6.375% 8/15/21		35,000	31,675
Drax Finco PLC 6.625% 11/1/25 (b)		200,000	201,000
Endeavor Energy Resources LP/EER Finance, Inc.:
5.5% 1/30/26 (b)		35,000	35,175
5.75% 1/30/28 (b)		35,000	35,175
Energy Transfer Equity LP 5.5% 6/1/27		135,000	135,000
Ensco PLC:
4.5% 10/1/24		140,000	113,925
5.2% 3/15/25		30,000	24,638
7.75% 2/1/26		85,000	79,900
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (b)		35,000	36,225
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21		15,000	14,963
6% 10/1/22		300,000	300,000
Extraction Oil & Gas, Inc. 7.375% 5/15/24 (b)		40,000	41,800
FTS International, Inc. 6.25% 5/1/22		160,000	161,000
Gaz Capital SA 2.25% 11/22/24	EUR	200,000	237,810
GCL New Energy Holdings Ltd. 7.1% 1/30/21		200,000	190,440
Geo Coal International Pte Ltd. 8% 10/4/22 (Reg. S)		200,000	191,921
Hess Infrastructure Partners LP 5.625% 2/15/26 (b)		100,000	101,000
Hilcorp Energy I LP/Hilcorp Finance Co.:
5% 12/1/24 (b)		275,000	267,438
5.75% 10/1/25 (b)		200,000	198,000
Hilong Holding Ltd. 7.25% 6/22/20 (Reg. S)		200,000	198,262
HPCL-Mittal Energy Ltd. 5.25% 4/28/27		200,000	192,154
Indigo Natural Resources LLC 6.875% 2/15/26 (b)		95,000	91,200
Indika Energy Capital III Pte. Ltd.:
5.875% 11/9/24 (b)		200,000	188,500
5.875% 11/9/24 (Reg. S)		200,000	188,500
Jonah Energy LLC 7.25% 10/15/25 (b)		105,000	84,000
Kosmos Energy Ltd.:
7.875% 8/1/21 (b)		200,000	203,500
7.875% 8/1/21 (b)		100,000	101,750
MEG Energy Corp.:
6.375% 1/30/23 (b)		50,000	45,000
7% 3/31/24 (b)		35,000	31,325
NextEra Energy Partners LP:
4.25% 9/15/24 (b)		50,000	48,250
4.5% 9/15/27 (b)		35,000	32,638
NGPL PipeCo LLC:
4.375% 8/15/22 (b)		15,000	14,925
4.875% 8/15/27 (b)		15,000	14,583
Noble Holding International Ltd.:
6.05% 3/1/41		5,000	3,475
6.2% 8/1/40		85,000	59,925
7.75% 1/15/24		127,000	119,063
7.875% 2/1/26 (b)		80,000	80,600
Nostrum Oil & Gas Finance BV:
7% 2/16/25 (b)		200,000	192,200
8% 7/25/22 (b)		400,000	407,059
Oasis Petroleum, Inc. 6.875% 3/15/22		45,000	46,350
Pacific Drilling V Ltd. 7.25% 12/1/17 (b)(e)		380,000	190,000
Pacific Exploration and Production Corp. 10% 11/2/21 pay-in-kind (c)		88,000	97,900
Pan American Energy LLC 7.875% 5/7/21 (b)		400,000	421,000
Parsley Energy LLC/Parsley:
5.625% 10/15/27 (b)		435,000	440,438
6.25% 6/1/24 (b)		10,000	10,450
PBF Holding Co. LLC/PBF Finance Corp.:
7% 11/15/23		40,000	41,300
7.25% 6/15/25		70,000	72,625
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23 (b)		130,000	131,300
Peabody Securities Finance Corp.:
6% 3/31/22 (b)		20,000	20,544
6.375% 3/31/25 (b)		25,000	26,063
Petrobras Global Finance BV 7.375% 1/17/27		300,000	321,750
Pride International, Inc. 7.875% 8/15/40		95,000	82,888
Puma International Financing SA 5.125% 10/6/24 (Reg. S)		200,000	196,344
Range Resources Corp. 4.875% 5/15/25		60,000	55,538
Repsol International Finance BV 4.5% 3/25/75 (Reg. S) (c)	EUR	200,000	265,083
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625% 7/15/22		125,000	120,938
Sabine Pass Liquefaction LLC 5.625% 3/1/25		15,000	15,968
Saipem Finance International BV 2.625% 1/7/25 (Reg. S)	EUR	200,000	238,501
Sanchez Energy Corp. 7.25% 2/15/23 (b)		125,000	126,250
SemGroup Corp. 7.25% 3/15/26		185,000	183,613
SESI LLC 7.75% 9/15/24 (b)		40,000	41,400
Sibur Securities Dac 4.125% 10/5/23 (b)		200,000	190,751
SM Energy Co.:
5% 1/15/24		65,000	61,913
5.625% 6/1/25		110,000	106,700
6.125% 11/15/22		75,000	75,750
6.5% 11/15/21		30,000	30,450
6.5% 1/1/23		15,000	15,038
6.75% 9/15/26		25,000	25,438
Southwestern Energy Co.:
7.5% 4/1/26		65,000	66,788
7.75% 10/1/27		50,000	51,500
Src Energy, Inc. 6.25% 12/1/25 (b)		45,000	45,450
Summit Midstream Holdings LLC 5.75% 4/15/25		45,000	42,929
Sunoco LP/Sunoco Finance Corp.:
4.875% 1/15/23 (b)		90,000	88,602
5.5% 2/15/26 (b)		75,000	72,375
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.125% 2/1/25		35,000	33,950
5.375% 2/1/27		35,000	33,600
5.875% 4/15/26 (b)		70,000	69,650
Tecpetrol SA 4.875% 12/12/22 (b)		200,000	193,500
Teine Energy Ltd. 6.875% 9/30/22 (b)		85,000	86,913
TerraForm Power Operating LLC:
4.25% 1/31/23 (b)		40,000	38,200
5% 1/31/28 (b)		40,000	37,450
6.625% 6/15/25 (b)(c)		1,210,000	1,291,675
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.375% 5/1/24		45,000	47,925
The Oil and Gas Holding Co. 7.5% 10/25/27 (b)		200,000	194,180
Transportadora de Gas del Sur SA 6.75% 5/2/25 (b)		500,000	498,750
Tupras Turkiye Petrol Rafinerileri A/S 4.5% 10/18/24 (b)		200,000	189,417
U.S.A. Compression Partners LP 6.875% 4/1/26 (b)		35,000	35,700
Ultra Resources, Inc.:
6.875% 4/15/22 (b)		55,000	40,425
7.125% 4/15/25 (b)		40,000	26,675
Ultrapar Participacoes SA 5.25% 10/6/26 (b)		200,000	198,190
Verisure Midholding AB 5.75% 12/1/23 (Reg. S)	EUR	150,000	179,789
Weatherford International, Inc. 9.875% 3/1/25 (b)		205,000	195,775
Whiting Petroleum Corp. 6.625% 1/15/26 (b)		55,000	56,375
WPX Energy, Inc. 8.25% 8/1/23		60,000	68,100
YPF SA:
7% 12/15/47 (b)		100,000	89,170
8.5% 3/23/21 (b)		175,000	190,094
8.5% 7/28/25 (b)		400,000	436,800
			17,387,376
Entertainment/Film - 0.7%
AMC Entertainment Holdings, Inc. 6.125% 5/15/27		45,000	43,538
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (b)		170,000	170,000
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (b)(c)		914,986	905,836
			1,119,374
Environmental - 0.8%
CD&R Waterworks Merger Sub LLC 6.125% 8/15/25 (b)		25,000	24,500
Covanta Holding Corp.:
5.875% 3/1/24		110,000	108,350
5.875% 7/1/25		15,000	14,588
6.375% 10/1/22		95,000	97,019
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (b)		445,000	453,900
Paprec Holding 3 month EURIBOR + 3.500% 3.1607% 3/31/25 (c)(g)	EUR	100,000	122,300
Tervita Escrow Corp. 7.625% 12/1/21 (b)		395,000	402,900
Waste Pro U.S.A., Inc. 5.5% 2/15/26 (b)		30,000	29,691
			1,253,248
Food & Drug Retail - 1.0%
Albertsons Companies LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC:
5.75% 3/15/25		80,000	69,700
6.625% 6/15/24		35,000	32,637
Albertsons, Inc.:
6.625% 6/1/28		75,000	57,563
7.45% 8/1/29		5,000	4,056
BI-LO LLC/BI-LO Finance Corp.:
9.25% 2/15/19 (b)(e)		90,000	90,113
9.375% 9/15/18 pay-in-kind (b)(c)(e)		93,155	54,496
Casino Guichard Perrachon SA 5.976% 5/26/21 (c)	EUR	100,000	135,869
Cumberland Farms, Inc. 6.75% 5/1/25 (b)		25,000	25,938
Darling Global Finance BV 4.75% 5/30/22 (Reg. S)	EUR	100,000	123,791
Rite Aid Corp. 6.875% 12/15/28 (b)(c)		505,000	414,100
Sigma Holdco BV 5.75% 5/15/26 (Reg. S) (d)	EUR	210,000	251,953
Tesco PLC 5.125% 4/10/47	EUR	100,000	153,696
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (b)(e)		165,000	77,550
			1,491,462
Food/Beverage/Tobacco - 2.4%
Central American Bottling Corp. 5.75% 1/31/27 (b)		200,000	204,880
ESAL GmbH 6.25% 2/5/23 (b)		105,000	100,013
Gruma S.A.B. de CV 4.875% 12/1/24 (b)		300,000	310,125
JBS Investments GmbH:
7.25% 4/3/24 (b)		343,000	338,181
7.75% 10/28/20 (b)		170,000	172,764
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
5.75% 6/15/25 (b)		415,000	389,976
5.875% 7/15/24 (b)		10,000	9,700
6.75% 2/15/28 (b)		185,000	177,600
Lamb Weston Holdings, Inc.:
4.625% 11/1/24 (b)		45,000	44,606
4.875% 11/1/26 (b)		45,000	44,606
MHP SA 7.75% 5/10/24 (b)		300,000	309,774
Minerva Luxembourg SA 6.5% 9/20/26 (b)		200,000	189,000
Pilgrim's Pride Corp.:
5.75% 3/15/25 (b)		225,000	219,938
5.875% 9/30/27 (b)		245,000	233,975
Post Holdings, Inc.:
5.5% 3/1/25 (b)		75,000	73,688
5.625% 1/15/28 (b)		110,000	105,050
5.75% 3/1/27 (b)		160,000	156,176
Tbla International Pte. Ltd. 7% 1/24/23		400,000	379,833
U.S. Foods, Inc. 5.875% 6/15/24 (b)		70,000	71,225
Vector Group Ltd. 6.125% 2/1/25 (b)		150,000	148,818
			3,679,928
Gaming - 1.8%
Cleopatra Finance Ltd. 4.75% 2/15/23 (Reg. S)	EUR	200,000	264,981
Codere Finance (Luxembourg) SA 6.75% 11/1/21 (Reg. S)	EUR	200,000	252,799
CRC Escrow Issuer LLC/CRC Finance LLC 5.25% 10/15/25 (b)		555,000	530,025
Eldorado Resorts, Inc. 6% 4/1/25		70,000	69,388
GLP Capital LP/GLP Financing II, Inc. 5.375% 4/15/26		30,000	30,225
MGM Growth Properties Operating Partnership LP 4.5% 1/15/28		350,000	322,000
MGM Mirage, Inc. 8.625% 2/1/19		115,000	119,137
Penn National Gaming, Inc. 5.625% 1/15/27 (b)		15,000	14,363
Scientific Games Corp.:
5% 10/15/25 (b)		130,000	125,574
10% 12/1/22		270,000	291,006
Station Casinos LLC 5% 10/1/25 (b)		90,000	86,175
Studio City Finance Ltd. 8.5% 12/1/20 (b)		200,000	203,500
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875% 5/15/25 (b)		45,000	43,144
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25% 5/15/27 (b)		85,000	82,263
Wynn Macau Ltd.:
4.875% 10/1/24 (b)		200,000	196,000
5.5% 10/1/27 (b)		200,000	194,002
			2,824,582
Healthcare - 6.2%
Catalent Pharma Solutions 4.875% 1/15/26 (b)		25,000	24,344
Charles River Laboratories International, Inc. 5.5% 4/1/26 (b)		65,000	66,118
Community Health Systems, Inc.:
5.125% 8/1/21		100,000	92,000
6.25% 3/31/23		710,000	645,656
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25		100,000	98,750
Ephios Bondco PLC 6.25% 7/1/22	EUR	100,000	125,333
Eurofins Scientific SA 2.125% 7/25/24 (Reg. S)	EUR	100,000	122,566
HCA Holdings, Inc.:
4.5% 2/15/27		500,000	477,500
5.875% 3/15/22		274,000	288,728
5.875% 2/15/26		85,000	86,063
7.5% 2/15/22		180,000	198,000
HealthSouth Corp.:
5.75% 11/1/24		150,000	152,625
5.75% 9/15/25		15,000	15,338
Hologic, Inc.:
4.375% 10/15/25 (b)		75,000	72,188
4.625% 2/1/28 (b)		30,000	28,650
IMS Health, Inc.:
3.25% 3/15/25 (Reg. S)	EUR	300,000	367,718
5% 10/15/26 (b)		120,000	118,350
InRetail Pharma SA 5.375% 5/2/23 (b)		200,000	202,000
MPT Operating Partnership LP/MPT Finance Corp.:
5% 10/15/27		330,000	312,675
5.25% 8/1/26		100,000	97,250
Nidda Healthcare Holding AG 3.5% 9/30/24 (Reg. S)	EUR	300,000	356,900
Ortho-Clinical Diagnostics, Inc. 6.625% 5/15/22 (b)		205,000	202,950
Polaris Intermediate Corp. 8.5% 12/1/22 pay-in-kind (b)(c)		145,000	147,175
Rede D Oregon Finance Sarl 4.95% 1/17/28 (b)		200,000	184,750
Sabra Health Care LP/Sabra Capital Corp.:
5.375% 6/1/23		155,000	156,163
5.5% 2/1/21		120,000	122,700
Teleflex, Inc. 4.625% 11/15/27		30,000	28,749
Tenet Healthcare Corp.:
4.625% 7/15/24 (b)		665,000	643,321
6.75% 6/15/23		470,000	462,069
7.5% 1/1/22 (b)		40,000	42,150
8.125% 4/1/22		515,000	536,244
Teva Pharmaceutical Finance Netherlands III BV:
1.125% 10/15/24	EUR	400,000	406,605
6.75% 3/1/28 (b)		200,000	197,351
THC Escrow Corp. III 5.125% 5/1/25 (b)		210,000	204,750
Valeant Pharmaceuticals International, Inc.:
5.5% 3/1/23 (b)		115,000	103,788
5.5% 11/1/25 (b)		110,000	109,450
5.875% 5/15/23 (b)		735,000	672,066
6.125% 4/15/25 (b)		155,000	139,805
6.5% 3/15/22 (b)		80,000	83,000
6.75% 8/15/21 (b)		30,000	30,188
7% 3/15/24 (b)		160,000	168,752
7.25% 7/15/22 (b)		25,000	25,216
7.5% 7/15/21 (b)		273,000	277,436
9% 12/15/25 (b)		85,000	86,063
9.25% 4/1/26 (b)		300,000	306,000
Vizient, Inc. 10.375% 3/1/24 (b)		80,000	88,600
Wellcare Health Plans, Inc. 5.25% 4/1/25		50,000	50,255
			9,424,348
Homebuilders/Real Estate - 4.4%
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co. 6.875% 2/15/21 (b)		241,000	240,398
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp. 6.125% 7/1/22 (b)		5,000	5,088
Brookfield Residential Properties, Inc.:
6.375% 5/15/25 (b)		15,000	15,206
6.5% 12/15/20 (b)		115,000	116,438
Cementos Progreso Trust 7.125% 11/6/23 (b)		200,000	209,000
Central China Real Estate Ltd. 6.5% 3/5/21		300,000	292,268
China SCE Property Holdings Ltd. 7.45% 4/17/21 (Reg. S)		200,000	197,721
Evergrande Real Estate Group Ltd.:
8.25% 3/23/22 (Reg. S)		200,000	198,340
8.75% 6/28/25 (Reg. S)		200,000	191,997
Fantasia Holdings Group Co. Ltd. 7.375% 10/4/21 (Reg. S)		200,000	188,591
Global Prime Capital Pte. Ltd. 7.25% 4/26/21 (Reg. S)		200,000	202,267
Growthpoint Properties Ltd. 5.872% 5/2/23 (b)		200,000	202,707
Howard Hughes Corp. 5.375% 3/15/25 (b)		110,000	109,725
IRSA Propiedades Comerciales SA 8.75% 3/23/23 (b)		150,000	164,627
Jababeka International BV 6.5% 10/5/23 (Reg. S)		200,000	186,426
Jiayuan International Group Ltd. 8.25% 11/14/18 (Reg. S)		200,000	200,499
Jingrui Holdings Ltd.:
7.75% 4/12/20		200,000	195,200
9.45% 4/23/21 (Reg. S)		200,000	198,800
Kaisa Group Holdings Ltd. 8.5% 6/30/22 (Reg. S)		200,000	174,149
Kennedy-Wilson, Inc. 5.875% 4/1/24 (b)		500,000	492,500
KWG Property Holding Ltd. 5.2% 9/21/22 (Reg. S)		200,000	181,730
Lennar Corp. 5.375% 10/1/22 (b)		55,000	56,925
Lodha Development Intrnl Mauritius Ltd. 12% 3/13/20 (Reg. S)		200,000	211,000
Marquee Land Pte. Ltd. 9.75% 8/5/19 (Reg. S)		37,000	38,229
Mattamy Group Corp. 6.875% 12/15/23 (b)		25,000	25,688
Modernland Overseas Pte Ltd. 6.95% 4/13/24		200,000	189,474
MTN (Mauritius) Investments Ltd. 6.5% 10/13/26 (b)		300,000	318,004
Oceanwide Holdings International 2015 Co., Ltd. 9.625% 8/11/20 (Reg. S)		200,000	198,946
Pisces Midco, Inc. 8% 4/15/26 (b)		235,000	235,870
Shea Homes Ltd. Partnership/Corp.:
5.875% 4/1/23 (b)		30,000	30,263
6.125% 4/1/25 (b)		30,000	30,188
Starwood Property Trust, Inc. 4.75% 3/15/25 (b)		75,000	72,188
Sunac China Holdings Ltd. 7.35% 7/19/21 (Reg. S)		200,000	194,965
Theta Capital Pte Ltd. 6.75% 10/31/26 (Reg. S)		200,000	168,870
Weekley Homes LLC/Weekley Finance Corp. 6% 2/1/23		90,000	88,875
West Street Merger Sub, Inc. 6.375% 9/1/25 (b)		465,000	456,863
William Lyon Homes, Inc.:
5.875% 1/31/25		40,000	38,962
6% 9/1/23 (b)		55,000	54,846
Yanlord Land Group Ltd. 6.75% 4/23/23 (Reg. S)		200,000	200,486
Yida China Holdings 6.95% 4/19/20 (Reg. S)		200,000	169,096
			6,743,415
Hotels - 0.3%
Hilton Domestic Operating Co., Inc. 5.125% 5/1/26 (b)		230,000	230,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.625% 4/1/25		70,000	67,886
4.875% 4/1/27		40,000	38,800
Wyndham Hotels & Resorts, Inc. 5.375% 4/15/26 (b)		140,000	141,400
			478,086
Insurance - 0.4%
Acrisure LLC 7% 11/15/25 (b)		115,000	108,698
Alliant Holdings Co.-Issuer, Inc./Wayne Merger Sub LLC 8.25% 8/1/23 (b)		120,000	124,426
Assicurazioni Generali SpA 5.5% 10/27/47 (Reg. S) (c)	EUR	100,000	139,984
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (b)		140,000	145,880
HUB International Ltd. 7% 5/1/26 (b)		90,000	90,225
USIS Merger Sub, Inc. 6.875% 5/1/25 (b)		75,000	75,563
			684,776
Leisure - 0.8%
Cedar Fair LP / Canada's Wonderland Co. 5.375% 4/15/27 (b)		35,000	34,825
Mattel, Inc. 6.75% 12/31/25 (b)		305,000	296,948
NVA Holdings, Inc. 6.875% 4/1/26 (b)		50,000	50,375
Rivers Pittsburgh Borrower LP 6.125% 8/15/21 (b)		480,000	463,200
Silversea Cruises 7.25% 2/1/25 (b)		25,000	26,445
Viking Cruises Ltd. 5.875% 9/15/27 (b)		370,000	357,050
Voc Escrow Ltd. 5% 2/15/28 (b)		70,000	67,725
			1,296,568
Metals/Mining - 3.1%
Abja Investment Co. Pte Ltd. 5.45% 1/24/28		300,000	270,950
ABM Industries, Inc. 7.125% 8/1/22 (Reg. S)		200,000	195,669
Alpha Natural Resources, Inc. 9.75% 4/15/18 (e)(f)		210,000	0
ArcelorMittal SA 3.125% 1/14/22 (Reg. S)	EUR	100,000	130,555
Bluescope Steel Ltd./Bluescope Steel Finance 6.5% 5/15/21 (b)		25,000	25,813
Constellium NV 5.875% 2/15/26 (b)		250,000	246,250
First Quantum Minerals Ltd.:
6.5% 3/1/24 (b)		200,000	190,000
6.875% 3/1/26 (b)		200,000	190,000
7% 2/15/21 (b)		85,000	85,478
7.25% 5/15/22 (b)		220,000	221,364
7.25% 4/1/23 (b)		300,000	299,190
7.5% 4/1/25 (b)		200,000	197,760
FMG Resources (August 2006) Pty Ltd.:
4.75% 5/15/22 (b)		45,000	44,618
5.125% 3/15/23 (b)		95,000	94,525
Freeport-McMoRan, Inc. 6.875% 2/15/23		215,000	230,588
Gold Fields Orogen Holding BVI Ltd. 4.875% 10/7/20 (b)		300,000	303,000
Joseph T Ryerson & Son, Inc. 11% 5/15/22 (b)		40,000	44,300
Minsur SA 6.25% 2/7/24 (Reg. S)		200,000	211,250
Murray Energy Corp. 11.25% 4/15/21 (b)		30,000	13,050
New Gold, Inc. 6.375% 5/15/25 (b)		105,000	106,969
Novelis Corp. 5.875% 9/30/26 (b)		70,000	69,475
Polyus Finance PLC 5.25% 2/7/23 (b)		200,000	190,480
Southern Copper Corp. 7.5% 7/27/35		150,000	190,619
Stillwater Mining Co. 6.125% 6/27/22 (b)		200,000	200,284
Vedanta Resources PLC:
6.125% 8/9/24		200,000	192,416
6.375% 7/30/22 (b)		400,000	402,480
VM Holding SA 5.375% 5/4/27 (b)		200,000	200,500
Zhongrong International Resour 7.25% 10/26/20 (Reg. S)		200,000	172,950
			4,720,533
Paper - 0.3%
Flex Acquisition Co., Inc. 6.875% 1/15/25 (b)		30,000	30,150
Progroup AG 3% 3/31/26	EUR	225,000	270,482
Smurfit Kappa Acquisitions 3.25% 6/1/21 (Reg. S)	EUR	100,000	129,280
			429,912
Publishing/Printing - 0.3%
Cengage Learning, Inc. 9.5% 6/15/24 (b)		85,000	66,300
Clear Channel International BV 8.75% 12/15/20 (b)		20,000	20,850
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875% 5/15/24 (b)		235,000	218,550
MHGE Parent LLC/MHGE Parent Finance, Inc. 8.5% 8/1/19 pay-in-kind (b)(c)		105,000	105,000
			410,700
Railroad - 0.2%
RZD Capital Ltd. 3.3744% 5/20/21 (Reg. S)	EUR	200,000	251,567
Restaurants - 0.8%
1011778 BC Unlimited Liability Co./New Red Finance, Inc.:
4.25% 5/15/24 (b)		160,000	152,200
4.625% 1/15/22 (b)		70,000	70,175
5% 10/15/25 (b)		140,000	134,707
Arcos Dorados Holdings, Inc. 5.875% 4/4/27 (b)		300,000	300,750
Golden Nugget, Inc.:
6.75% 10/15/24 (b)		120,000	121,800
8.75% 10/1/25 (b)		65,000	67,925
KFC Holding Co./Pizza Hut Holding LLC:
4.75% 6/1/27 (b)		50,000	48,063
5% 6/1/24 (b)		195,000	194,269
5.25% 6/1/26 (b)		100,000	100,500
			1,190,389
Services - 3.5%
Algeco Scotsman Global Finance PLC:
3 month EURIBOR + 6.250% 5.921% 2/15/23 (c)(g)	EUR	100,000	121,666
6.5% 2/15/23	EUR	100,000	123,779
APX Group, Inc.:
7.625% 9/1/23		215,000	201,563
7.875% 12/1/22		515,000	517,575
8.75% 12/1/20		1,000,000	986,250
Aramark Services, Inc. 5% 2/1/28 (b)		135,000	131,343
Ashtead Capital, Inc.:
4.125% 8/15/25 (b)		200,000	190,000
4.375% 8/15/27 (b)		200,000	188,750
Avantor, Inc. 6% 10/1/24 (b)		110,000	110,550
Blueline Rental Finance Corp./Blueline Rental LLC 9.25% 3/15/24 (b)		35,000	37,221
Brand Energy & Infrastructure Services, Inc. 8.5% 7/15/25 (b)		65,000	67,031
Bulgarian Energy Holding EAD 4.875% 8/2/21	EUR	100,000	131,813
CDK Global, Inc. 4.875% 6/1/27		105,000	100,800
eHi Car Service Co. Ltd. 5.875% 8/14/22		200,000	184,922
Ephios Holdco II PLC 8.25% 7/1/23 (Reg. S)	EUR	100,000	129,044
FTI Consulting, Inc. 6% 11/15/22		175,000	180,476
Global A&T Electronics Ltd. 8.5% 1/12/23		200,000	200,052
H&E Equipment Services, Inc. 5.625% 9/1/25		180,000	180,900
Herc Rentals, Inc.:
7.5% 6/1/22 (b)		36,000	38,160
7.75% 6/1/24 (b)		36,000	38,835
IHS Markit Ltd.:
4% 3/1/26 (b)		35,000	33,524
4.75% 2/15/25 (b)		65,000	65,332
Intrum Justitia AB 2.75% 7/15/22 (Reg. S)	EUR	200,000	239,133
IPD BV 4.5% 7/15/22 (Reg. S)	EUR	200,000	245,766
Jurassic Holdings III, Inc. 6.875% 2/15/21 (Reg. S) (b)		220,000	201,300
Laureate Education, Inc. 8.25% 5/1/25 (b)		495,000	532,125
Prime Security One MS, Inc. 4.875% 7/15/32 (b)		211,000	174,603
United Rentals North America, Inc. 5.5% 5/15/27		45,000	44,888
			5,397,401
Steel - 0.7%
ArcelorMittal SA:
7.25% 10/15/39 (c)		146,000	173,010
7.25% 3/1/41 (c)		17,000	19,550
Big River Steel LLC/BRS Finance Corp. 7.25% 9/1/25 (b)		55,000	57,338
Cliffs Natural Resources, Inc. 5.75% 3/1/25		210,000	202,520
CSN Resources SA 6.5% 7/21/20 (b)		125,000	121,563
EVRAZ Group SA 5.375% 3/20/23 (b)		200,000	196,400
Metinvest BV 7.75% 4/23/23 (b)		300,000	291,660
			1,062,041
Super Retail - 0.2%
Netflix, Inc.:
4.375% 11/15/26		110,000	103,054
4.875% 4/15/28 (b)		85,000	80,325
5.875% 11/15/28 (b)		140,000	139,650
			323,029
Technology - 2.2%
Balboa Merger Sub, Inc. 11.375% 12/1/21 (b)		360,000	391,950
CDW LLC/CDW Finance Corp. 5% 9/1/25		20,000	19,944
Ceridian HCM Holding, Inc. 11% 3/15/21 (b)		155,000	159,650
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.875% 6/15/21 (b)		65,000	66,865
7.125% 6/15/24 (b)		65,000	69,225
Ensemble S Merger Sub, Inc. 9% 9/30/23 (b)		320,000	336,800
Entegris, Inc. 4.625% 2/10/26 (b)		85,000	82,025
Itron, Inc. 5% 1/15/26 (b)		30,000	29,316
j2 Cloud Services LLC/j2 Global Communications, Inc. 6% 7/15/25 (b)		45,000	46,406
Jain International Trading BV 7.125% 2/1/22 (Reg. S)		200,000	195,925
Match Group, Inc. 5% 12/15/27 (b)		60,000	58,800
Micron Technology, Inc.:
5.25% 1/15/24 (b)		60,000	62,430
5.5% 2/1/25		85,000	88,400
Parametric Technology Corp. 6% 5/15/24		20,000	20,950
Sabre GLBL, Inc. 5.25% 11/15/23 (b)		85,000	85,744
Sensata Technologies BV 4.875% 10/15/23 (b)		120,000	120,975
SoftBank Corp. 4.75% 9/19/24		870,000	815,243
Solera LLC/Solera Finance, Inc. 10.5% 3/1/24 (b)		410,000	456,125
TTM Technologies, Inc. 5.625% 10/1/25 (b)		25,000	24,500
Veritas U.S., Inc./Veritas Bermuda Ltd. 10.5% 2/1/24 (b)		265,000	229,225
			3,360,498
Telecommunications - 7.4%
Altice Financing SA 5.25% 2/15/23 (Reg. S)	EUR	100,000	124,866
Altice Finco SA:
4.75% 1/15/28	EUR	150,000	160,305
7.625% 2/15/25 (b)		800,000	762,000
8.125% 1/15/24 (b)		200,000	205,250
Axtel S.A.B. de CV 6.375% 11/14/24 (b)		300,000	298,500
Banglalink Digital Communications Ltd.:
8.625% 5/6/19 (b)		200,000	203,000
8.625% 5/6/19 (Reg. S)		200,000	203,000
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)		200,000	198,200
Cellnex Telecom Sau 2.375% 1/16/24 (Reg. S)	EUR	200,000	245,275
Colombia Telecomunicaciones SA 5.375% 9/27/22 (b)		200,000	199,750
CyrusOne LP/CyrusOne Finance Corp.:
5% 3/15/24		45,000	45,113
5.375% 3/15/27		40,000	40,000
Digicel Group Ltd. 6% 4/15/21 (Reg. S)		200,000	190,250
Equinix, Inc. 5.375% 5/15/27		50,000	50,875
Frontier Communications Corp.:
8.5% 4/1/26 (b)		225,000	218,813
11% 9/15/25		300,000	230,250
GCI, Inc. 6.875% 4/15/25		85,000	89,038
Globo Comunicacao e Participacoes SA:
4.875% 4/11/22 (Reg. S)		250,000	251,253
5.125% 3/31/27 (b)		200,000	194,000
GTH Finance BV 7.25% 4/26/23 (b)		200,000	210,220
GTT Communications, Inc. 7.875% 12/31/24 (b)		180,000	183,600
Intelsat Jackson Holdings SA 8% 2/15/24 (b)		260,000	274,625
Millicom International Cellular SA 5.125% 1/15/28 (b)		200,000	188,500
MTS International Funding Ltd. 5% 5/30/23 (b)		350,000	346,814
Neptune Finco Corp.:
10.125% 1/15/23 (b)		350,000	388,063
10.875% 10/15/25 (b)		200,000	234,500
Nokia Corp.:
3.375% 6/12/22		35,000	33,793
4.375% 6/12/27		45,000	41,738
Sable International Finance Ltd. 6.875% 8/1/22 (b)		445,000	467,806
SFR Group SA 7.375% 5/1/26 (b)		55,000	53,281
Sprint Capital Corp.:
6.9% 5/1/19		1,115,000	1,148,450
8.75% 3/15/32		175,000	200,484
Sprint Corp.:
7.125% 6/15/24		200,000	205,938
7.625% 3/1/26		70,000	73,675
7.875% 9/15/23		540,000	579,150
T-Mobile U.S.A., Inc. 4.5% 2/1/26		250,000	240,625
TBG Global Pte. Ltd. 5.25% 2/10/22 (Reg. S)		400,000	396,842
Telecom Italia SpA:
3.625% 5/25/26 (Reg. S)	EUR	200,000	266,286
4.875% 9/25/20 (Reg. S)	EUR	100,000	134,008
5.25% 3/17/55	EUR	200,000	276,251
Telefonica Celular del Paraguay SA 6.75% 12/13/22 (b)		200,000	204,488
Telenet Finance Luxembourg Notes SARL:
3.5% 3/1/28 (Reg. S)	EUR	200,000	236,690
5.5% 3/1/28 (b)		600,000	573,000
Turkcell Iletisim Hizmet A/S 5.8% 4/11/28 (b)		200,000	194,600
Wind Tre SpA 5% 1/20/26 (b)		200,000	167,880
Zayo Group LLC/Zayo Capital, Inc. 5.75% 1/15/27 (b)		135,000	133,988
			11,365,033
Textiles/Apparel - 0.4%
CBR Fashion Finance BV 5.125% 10/1/22 (Reg. S)	EUR	100,000	105,564
Eagle Intermediate Global Holding BV 7.5% 5/1/25 (b)(d)		35,000	35,875
Golden Legacy Pte Ltd. 8.25% 6/7/21		200,000	209,546
WTT Investment 5.5% 11/21/22 (Reg. S)		200,000	195,048
			546,033
Transportation Ex Air/Rail - 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (b)		235,000	190,350
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (b)		90,000	68,063
11.25% 8/15/22 (b)		135,000	133,313
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 7.25% 5/1/22 (b)		35,000	33,600
Teekay Corp. 8.5% 1/15/20		145,000	149,713
			575,039
Utilities - 5.0%
DPL, Inc. 6.75% 10/1/19		495,000	509,850
DTEK Finance PLC 10.75% 12/31/24 pay-in-kind (c)		50,000	52,975
Dynegy, Inc.:
5.875% 6/1/23		70,000	71,663
7.375% 11/1/22		105,000	110,644
7.625% 11/1/24		245,000	263,375
8% 1/15/25 (b)		45,000	48,769
8.125% 1/30/26 (b)		985,000	1,081,038
Greenko Investment Co. 4.875% 8/16/23 (Reg. S)		200,000	187,988
InterGen NV 7% 6/30/23 (b)		920,000	917,700
Listrindo Capital BV 4.95% 9/14/26 (b)		200,000	188,500
NRG Energy, Inc. 5.75% 1/15/28 (b)		1,345,000	1,331,550
NSG Holdings II LLC/NSG Holdings, Inc. 7.75% 12/15/25 (b)		307,508	336,721
Pattern Energy Group, Inc. 5.875% 2/1/24 (b)		30,000	30,600
Petrobras Energia SA 7.375% 7/21/23 (Reg. S)		200,000	209,000
Petrobras Global Finance BV:
4.75% 1/14/25	EUR	100,000	132,862
6.25% 3/17/24		300,000	315,600
RWE AG 3.5% 4/21/75 (Reg. S) (c)	EUR	250,000	315,447
Talen Energy Supply LLC:
6.5% 6/1/25		215,000	156,950
10.5% 1/15/26 (b)		400,000	345,000
TerraForm Global, Inc. 6.125% 3/1/26 (b)		145,000	146,813
The AES Corp.:
4% 3/15/21		195,000	196,125
4.5% 3/15/23		130,000	130,650
5.125% 9/1/27		55,000	55,825
TVO Power Co.:
2.125% 2/4/25 (Reg. S)	EUR	100,000	120,387
2.5% 3/17/21 (Reg. S)	EUR	100,000	126,479
Wind Tre SpA 3.125% 1/20/25 (Reg. S)	EUR	200,000	212,634
			7,595,145

TOTAL NONCONVERTIBLE BONDS			120,888,558

TOTAL CORPORATE BONDS
(Cost $121,543,368)			121,167,168
		Shares	Value

Common Stocks - 1.6%
Automotive & Auto Parts - 0.1%
General Motors Co.		2,268	83,326
UC Holdings, Inc. (f)		3,510	84,696

TOTAL AUTOMOTIVE & AUTO PARTS			168,022

Chemicals - 0.2%
LyondellBasell Industries NV Class A		2,100	222,033
Energy - 0.3%
Contura Energy, Inc. warrants 7/26/23 (h)		41	1,080
GulfMark Offshore, Inc.:
warrants 10/21/42 (h)		1,897	63,550
warrants 11/14/42 (h)		5,448	182,508
LINN Energy, Inc. (h)		448	17,562
Pacific Exploration and Production Corp. (h)		3,454	107,014
Southwestern Energy Co. (h)		13,231	54,247
The Williams Companies, Inc.		1,900	48,887

TOTAL ENERGY			474,848

Food/Beverage/Tobacco - 0.1%
U.S. Foods Holding Corp. (h)		5,400	184,572
Gaming - 0.4%
Boyd Gaming Corp.		4,800	159,408
Golden Entertainment, Inc. (h)		12,700	339,725
Penn National Gaming, Inc. (h)		4,600	139,426

TOTAL GAMING			638,559

Healthcare - 0.3%
Allergan PLC		1,059	162,715
HCA Holdings, Inc.		2,200	210,628
Legend Acquisition, Inc. (f)(h)		3,209	89,595

TOTAL HEALTHCARE			462,938

Homebuilders/Real Estate - 0.0%
Keane Group, Inc. (h)		1,100	17,105
Hotels - 0.1%
Extended Stay America, Inc. unit		5,500	107,690
Metals/Mining - 0.0%
Warrior Metropolitan Coal, Inc.		69	1,604
Services - 0.1%
United Rentals, Inc. (h)		1,300	195,000
Steel - 0.0%
ANR, Inc. (h)		363	9,195
TOTAL COMMON STOCKS
(Cost $2,989,708)			2,481,566

Convertible Preferred Stocks - 0.1%
Utilities - 0.1%
Vistra Energy Corp. 7.00% (h)
(Cost $133,084)		1,600	149,760
		Principal Amount(a)	Value

Bank Loan Obligations - 4.7%
Aerospace - 0.1%
TransDigm, Inc.:
Tranche F, term loan 3 month U.S. LIBOR + 2.750% 4.7887% 6/9/23 (c)(g)		79,600	79,917
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.7119% 8/22/24 (c)(g)		129,027	129,618

TOTAL AEROSPACE			209,535

Cable/Satellite TV - 0.5%
CSC Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.3969% 1/25/26 (c)(g)		25,000	25,000
Mediacom Illinois LLC Tranche N, term loan 3 month U.S. LIBOR + 1.750% 3.5% 2/15/24 (c)(g)		130,000	130,325
Numericable LLC Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.000% 5.3477% 1/31/26 (c)(g)		388,549	382,417
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.1455% 8/19/23 (c)(g)		208,950	201,376
Zayo Group LLC Tranche B 2LN, term loan 3 month U.S. LIBOR + 2.250% 4.1508% 1/19/24 (c)(g)		5,000	5,033

TOTAL CABLE/SATELLITE TV			744,151

Chemicals - 0.3%
Invictus U.S. Newco LLC Tranche 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.9008% 3/28/25 (c)(g)		5,000	5,038
Oxea Corp. Tranche B2, term loan 3 month U.S. LIBOR + 3.500% 5.875% 10/11/24(c)(g)		9,950	9,956
PQ Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 2/8/25 (c)(g)		4,988	5,012
The Chemours Co. LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 3.66% 4/3/25 (c)(g)		380,000	381,110
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (c)(g)		9,047	9,139
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (c)(g)		20,878	21,090

TOTAL CHEMICALS			431,345

Diversified Financial Services - 0.1%
Bcp Renaissance Parent LLC Tranche B, term loan 3 month U.S. LIBOR + 4.000% 6.3588% 10/31/24 (c)(g)		15,000	15,063
Cypress Intermediate Holdings, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.91% 4/27/24 (c)(g)		124,063	124,657
HarbourVest Partners LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.250% 4.552% 3/1/25 (c)(g)		20,000	19,992
Quest Software U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 5.500% 7.8588% 10/31/22 (c)(g)		4,987	5,011

TOTAL DIVERSIFIED FINANCIAL SERVICES			164,723

Energy - 0.7%
Arctic LNG Carriers Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 6.3999% 5/18/23 (c)(g)		223,313	224,429
Bcp Raptor LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.3058% 6/22/24 (c)(g)		49,625	50,059
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.2733% 12/31/21 (c)(g)		230,000	258,175
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.6471% 12/31/22 (c)(g)		185,000	188,757
Chesapeake Energy Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 7.500% 9.4436% 8/23/21 (c)(g)		119,000	125,843
Chief Exploration & Development, LLC. Tranche 2LN, term loan 3 month U.S. LIBOR + 6.500% 8.4161% 5/16/21 (c)(g)		255,000	251,973
Pacific Drilling SA Tranche B, term loan 3 month U.S. LIBOR + 3.500% 0% 6/3/18 (e)(g)		47,875	17,135

TOTAL ENERGY			1,116,371

Entertainment/Film - 0.1%
Cinemark U.S.A., Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3.75% 3/29/25 (c)(g)		164,588	165,103
Food & Drug Retail - 0.0%
Tops Markets LLC term loan:
3 month U.S. LIBOR + 9.500% 11.4375% 2/23/19 (c)(f)(g)		32,523	32,523
3 month U.S. LIBOR + 9.500% 11.4375% 2/23/19 (c)(f)(g)		32,523	32,523

TOTAL FOOD & DRUG RETAIL			65,046

Gaming - 0.0%
Gateway Casinos & Entertainment Ltd. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.4725% 3/13/25 (c)(g)		20,000	20,138
Healthcare - 0.1%
U.S. Anesthesia Partners, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9008% 6/23/24 (c)(g)		4,987	5,011
U.S. Renal Care, Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 8.000% 10.302% 12/31/23 (c)(g)		70,000	70,175

TOTAL HEALTHCARE			75,186

Homebuilders/Real Estate - 0.1%
Pisces Midco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.750% 6.089% 4/12/25 (c)(g)		200,000	201,750
Insurance - 0.0%
Alliant Holdings Intermediate LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.1269% 8/14/22 (c)(g)		4,949	4,976
USI, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 5/16/24 (c)(g)		14,925	14,975

TOTAL INSURANCE			19,951

Leisure - 0.2%
Alterra Mountain Co. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 4.9008% 7/31/24 (c)(g)		4,988	5,019
Crown Finance U.S., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 2/28/25 (c)(g)		280,000	279,563

TOTAL LEISURE			284,582

Publishing/Printing - 0.1%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.1469% 6/7/23 (c)(g)		90,000	80,382
Restaurants - 0.2%
Burger King Worldwide, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.3082% 2/17/24 (c)(g)		301,326	302,079
Services - 0.6%
KUEHG Corp.:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 6.052% 8/13/22 (c)(g)		761,860	765,669
Tranche B 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.552% 8/22/25(c)(g)		95,000	96,188

TOTAL SERVICES			861,857

Super Retail - 0.1%
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.9008% 9/25/24 (c)(g)		89,550	90,110
Technology - 0.5%
ATS Consolidated, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.6369% 2/28/25 (c)(g)		10,000	10,071
Digicert Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.6508% 10/31/24 (c)(g)		25,000	25,055
Kronos, Inc. 2LN, term loan 3 month U.S. LIBOR + 8.250% 10.0234% 11/1/24 (c)(g)		115,000	118,989
Mcafee LLC Tranche B, term loan 3 month U.S. LIBOR + 8.500% 10.4008% 9/29/25 (c)(g)		75,000	76,000
Renaissance Learning, Inc. Tranche 2LN, term loan 3 month U.S. LIBOR + 7.000% 9.302% 4/9/22 (c)(g)		95,000	95,198
SS&C Technologies, Inc.:
Tranche B 3LN, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 3/9/25 (c)(g)		252,283	253,859
Tranche B 4LN, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 3/9/25 (c)(g)		93,342	93,925
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.89% 4/4/25 (c)(g)		100,000	100,833

TOTAL TECHNOLOGY			773,930

Telecommunications - 1.0%
Intelsat Jackson Holdings SA Tranche B, term loan 3 month U.S. LIBOR + 3.750% 5.7063% 11/27/23 (c)(g)		1,445,000	1,453,530
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 5.1508% 2/2/26 (c)(g)		135,000	135,844

TOTAL TELECOMMUNICATIONS			1,589,374

TOTAL BANK LOAN OBLIGATIONS
(Cost $7,060,664)			7,195,613

Preferred Securities - 5.5%
Automotive & Auto Parts - 0.3%
Baoxin Auto Finance I Ltd. 5.625% (Reg. S) (c)(i)		200,000	187,049
Volkswagen International Finance NV 3.875% (Reg. S) (c)(i)	EUR	200,000	258,844

TOTAL AUTOMOTIVE & AUTO PARTS			445,893

Banks & Thrifts - 2.7%
Alfa Bond Issuance PLC 8% (Reg. S) (c)(i)		200,000	200,950
Banco Do Brasil SA 9% (b)(c)(i)		200,000	218,306
Banco Mercantil del Norte SA 7.625% (b)(c)(i)		400,000	415,095
Bank of America Corp. 5.875% (c)(i)		355,000	357,220
Bank of East Asia Ltd. 5.5% (c)(i)		200,000	203,514
Barclays Bank PLC 7.625% 11/21/22		420,000	473,618
Citigroup, Inc. 5.35% (c)(i)		550,000	556,012
Credit Agricole SA:
6.5%(Reg. S) (c)(i)	EUR	200,000	273,504
6.625% (b)(c)(i)		315,000	324,736
7.875% (b)(c)(i)		200,000	218,669
8.125% (b)(c)(i)		200,000	228,972
Itau Unibanco Holding SA 6.125% (b)(c)(i)		200,000	200,502
Royal Bank of Scotland Group PLC 8.625% (c)(i)		200,000	220,500
Standard Chartered PLC 7.5% (b)(c)(i)		200,000	212,439

TOTAL BANKS & THRIFTS			4,104,037

Consumer Products - 0.5%
Cosan Overseas Ltd. 8.25% (i)		700,000	722,542
Diversified Financial Services - 0.3%
Hutchison Whampoa Europe Finance, Ltd. 3.75% (Reg. S) (c)(i)	EUR	150,000	187,883
Magnesita Finance Ltd. 8.625% (b)(i)		216,000	217,237

TOTAL DIVERSIFIED FINANCIAL SERVICES			405,120

Energy - 0.2%
Gas Natural Fenosa Finance BV 4.125% (Reg. S) (c)(i)	EUR	200,000	264,086
Healthcare - 0.1%
Fullerton Healthcare Corp. Ltd. 7% (Reg. S) (c)(i)		200,000	198,672
Homebuilders/Real Estate - 0.6%
CIFI Holdings Group Co. Ltd. 5.375% (Reg. S) (c)(i)		200,000	182,700
Grand City Properties SA 3.75% (c)(i)	EUR	200,000	256,989
RKI Overseas Finance 2017 (A) 7% (Reg. S) (i)		200,000	180,182
Sino-Ocean Land Treasure Finan 4.9% (Reg. S) (c)(i)		200,000	184,125
Yuzhou Properties Co. 5.375% (Reg. S) (c)(i)		200,000	179,445

TOTAL HOMEBUILDERS/REAL ESTATE			983,441

Telecommunications - 0.6%
Colombia Telecomunicaciones SA 8.5% (b)(c)(i)		200,000	210,478
Koninklijke KPN NV 6.125% (Reg. S) (c)(i)	EUR	200,000	255,970
Telefonica Europe BV:
3.875% (Reg. S) (c)(i)	EUR	200,000	240,707
5% (Reg. S) (c)(i)	EUR	200,000	260,925

TOTAL TELECOMMUNICATIONS			968,080

Utilities - 0.2%
EDF SA 5.375% 12/31/99 (c)	EUR	200,000	271,069
TOTAL PREFERRED SECURITIES
(Cost $8,265,976)			8,362,940
		Shares	Value

Money Market Funds - 6.6%
Fidelity Cash Central Fund, 1.74% (j)
(Cost $10,004,239)		10,002,742	10,004,742
TOTAL INVESTMENT IN SECURITIES - 97.9%
(Cost $149,997,039)			149,361,789
NET OTHER ASSETS (LIABILITIES) - 2.1%			3,261,278
NET ASSETS - 100%			$152,623,067

Currency Abbreviations

EUR – European Monetary Unit

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $67,520,281 or 44.2% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Non-income producing - Security is in default.

 (f) Level 3 security

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Non-income producing

 (i) Security is perpetual in nature with no stated maturity date.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$112,337
Fidelity Securities Lending Cash Central Fund	43
Total	$112,380

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,098,843	$1,014,147	$--	$84,696
Energy	484,043	484,043	--	--
Health Care	462,938	373,343	--	89,595
Industrials	212,105	212,105	--	--
Materials	223,637	223,637	--	--
Utilities	149,760	--	149,760	--
Corporate Bonds	121,167,168	--	121,166,928	240
Bank Loan Obligations	7,195,613	--	7,130,567	65,046
Preferred Securities	8,362,940	--	8,362,940	--
Money Market Funds	10,004,742	10,004,742	--	--
Total Investments in Securities:	$149,361,789	$12,312,017	$136,810,195	$239,577

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	51.8%
Luxembourg	7.0%
Netherlands	7.0%
Cayman Islands	4.3%
Canada	3.6%
United Kingdom	3.1%
Argentina	2.3%
Mexico	1.9%
France	1.8%
Ireland	1.7%
Singapore	1.7%
British Virgin Islands	1.3%
Multi-National	1.3%
Germany	1.1%
Italy	1.1%
Others (Individually Less Than 1%)	9.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $139,992,800)	$139,357,047
Fidelity Central Funds (cost $10,004,239)	10,004,742
Total Investment in Securities (cost $149,997,039)		$149,361,789
Cash		732,103
Foreign currency held at value (cost $145,277)		145,021
Receivable for investments sold		1,784,246
Receivable for fund shares sold		638,873
Dividends receivable		7,037
Interest receivable		2,094,419
Distributions receivable from Fidelity Central Funds		10,240
Prepaid expenses		55
Receivable from investment adviser for expense reductions		20,019
Other receivables		51
Total assets		154,793,853
Liabilities
Payable for investments purchased
Regular delivery	$1,402,062
Delayed delivery	320,602
Payable for fund shares redeemed	190,135
Distributions payable	66,341
Accrued management fee	88,789
Distribution and service plan fees payable	6,288
Other affiliated payables	23,011
Other payables and accrued expenses	73,558
Total liabilities		2,170,786
Net Assets		$152,623,067
Net Assets consist of:
Paid in capital		$155,433,867
Undistributed net investment income		745,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,920,792)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(635,656)
Net Assets		$152,623,067
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($8,711,999 ÷ 906,141 shares)		$9.61
Maximum offering price per share (100/96.00 of $9.61)		$10.01
Class M:
Net Asset Value and redemption price per share ($4,300,759 ÷ 447,368 shares)		$9.61
Maximum offering price per share (100/96.00 of $9.61)		$10.01
Class C:
Net Asset Value and offering price per share ($4,419,725 ÷ 459,689 shares)(a)		$9.61
Global High Income:
Net Asset Value, offering price and redemption price per share ($125,191,807 ÷ 13,020,172 shares)		$9.62
Class I:
Net Asset Value, offering price and redemption price per share ($9,998,777 ÷ 1,039,876 shares)		$9.62

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2018
Investment Income
Dividends		$605,847
Interest		6,884,180
Income from Fidelity Central Funds		112,380
Total income		7,602,407
Expenses
Management fee	$896,872
Transfer agent fees	186,589
Distribution and service plan fees	69,114
Accounting and security lending fees	52,669
Custodian fees and expenses	18,156
Independent trustees' fees and expenses	480
Registration fees	98,898
Audit	84,934
Legal	(40,774)
Miscellaneous	884
Total expenses before reductions	1,367,822
Expense reductions	(30,714)	1,337,108
Net investment income (loss)		6,265,299
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(765,510)
Foreign currency transactions	6,176
Total net realized gain (loss)		(759,334)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(114,747)
Assets and liabilities in foreign currencies	(3,349)
Total change in net unrealized appreciation (depreciation)		(118,096)
Net gain (loss)		(877,430)
Net increase (decrease) in net assets resulting from operations		$5,387,869

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2018	Year ended April 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,265,299	$5,224,215
Net realized gain (loss)	(759,334)	(46,333)
Change in net unrealized appreciation (depreciation)	(118,096)	4,535,843
Net increase (decrease) in net assets resulting from operations	5,387,869	9,713,725
Distributions to shareholders from net investment income	(5,436,985)	(4,739,795)
Share transactions - net increase (decrease)	50,750,887	(9,314,472)
Redemption fees	9,631	30,815
Total increase (decrease) in net assets	50,711,402	(4,309,727)
Net Assets
Beginning of period	101,911,665	106,221,392
End of period	$152,623,067	$101,911,665
Other Information
Undistributed net investment income end of period	$745,648	$104,221

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global High Income Fund Class A

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.54	$9.07	$9.60	$10.21	$10.46
Income from Investment Operations
Net investment income (loss)A	.462	.463	.462	.476	.506
Net realized and unrealized gain (loss)	.006B	.422	(.541)	(.293)C	(.036)
Total from investment operations	.468	.885	(.079)	.183	.470
Distributions from net investment income	(.399)	(.418)	(.454)	(.486)	(.483)
Distributions from net realized gain	–	–	–	(.310)	(.239)
Total distributions	(.399)	(.418)	(.454)	(.796)	(.722)
Redemption fees added to paid in capitalA	.001	.003	.003	.003	.002
Net asset value, end of period	$9.61	$9.54	$9.07	$9.60	$10.21
Total ReturnD,E	4.94%	10.00%	(.65)%	1.97%C	4.86%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.31%	1.36%	1.38%	1.28%	1.23%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.23%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.23%
Net investment income (loss)	4.75%	4.98%	5.11%	4.82%	5.03%
Supplemental Data
Net assets, end of period (000 omitted)	$8,712	$7,102	$6,187	$7,036	$8,000
Portfolio turnover rateH	48%	48%	41%	44%	72%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.93%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class M

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.54	$9.07	$9.60	$10.21	$10.46
Income from Investment Operations
Net investment income (loss)A	.462	.464	.462	.474	.504
Net realized and unrealized gain (loss)	.006B	.421	(.541)	(.291)C	(.036)
Total from investment operations	.468	.885	(.079)	.183	.468
Distributions from net investment income	(.399)	(.418)	(.454)	(.486)	(.481)
Distributions from net realized gain	–	–	–	(.310)	(.239)
Total distributions	(.399)	(.418)	(.454)	(.796)	(.720)
Redemption fees added to paid in capitalA	.001	.003	.003	.003	.002
Net asset value, end of period	$9.61	$9.54	$9.07	$9.60	$10.21
Total ReturnD,E	4.94%	10.00%	(.65)%	1.98%C	4.84%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.40%	1.50%	1.48%	1.40%	1.35%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	4.75%	4.98%	5.11%	4.82%	5.01%
Supplemental Data
Net assets, end of period (000 omitted)	$4,301	$3,029	$1,436	$1,745	$1,595
Portfolio turnover rateH	48%	48%	41%	44%	72%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.94%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class C

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.54	$9.07	$9.60	$10.21	$10.46
Income from Investment Operations
Net investment income (loss)A	.390	.394	.394	.401	.428
Net realized and unrealized gain (loss)	.005B	.422	(.540)	(.292)C	(.035)
Total from investment operations	.395	.816	(.146)	.109	.393
Distributions from net investment income	(.326)	(.349)	(.387)	(.412)	(.406)
Distributions from net realized gain	–	–	–	(.310)	(.239)
Total distributions	(.326)	(.349)	(.387)	(.722)	(.645)
Redemption fees added to paid in capitalA	.001	.003	.003	.003	.002
Net asset value, end of period	$9.61	$9.54	$9.07	$9.60	$10.21
Total ReturnD,E	4.16%	9.19%	(1.39)%	1.22%C	4.05%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.08%	2.18%	2.20%	2.12%	2.05%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	2.00%
Expenses net of all reductions	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	4.00%	4.23%	4.36%	4.07%	4.26%
Supplemental Data
Net assets, end of period (000 omitted)	$4,420	$3,775	$3,437	$3,811	$3,720
Portfolio turnover rateH	48%	48%	41%	44%	72%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 1.18%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.54	$9.07	$9.60	$10.21	$10.47
Income from Investment Operations
Net investment income (loss)A	.487	.486	.486	.508	.534
Net realized and unrealized gain (loss)	.015B	.423	(.542)	(.301)C	(.046)
Total from investment operations	.502	.909	(.056)	.207	.488
Distributions from net investment income	(.423)	(.442)	(.477)	(.510)	(.511)
Distributions from net realized gain	–	–	–	(.310)	(.239)
Total distributions	(.423)	(.442)	(.477)	(.820)	(.750)
Redemption fees added to paid in capitalA	.001	.003	.003	.003	.002
Net asset value, end of period	$9.62	$9.54	$9.07	$9.60	$10.21
Total ReturnD	5.31%	10.28%	(.40)%	2.23%C	5.05%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.02%	1.14%	1.20%	1.05%	.95%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	.95%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	.95%
Net investment income (loss)	5.00%	5.23%	5.35%	5.07%	5.30%
Supplemental Data
Net assets, end of period (000 omitted)	$125,192	$85,188	$93,256	$119,712	$344,206
Portfolio turnover rateG	48%	48%	41%	44%	72%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global High Income Fund Class I

Years ended April 30,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$9.54	$9.07	$9.60	$10.21	$10.47
Income from Investment Operations
Net investment income (loss)A	.485	.486	.483	.501	.532
Net realized and unrealized gain (loss)	.017B	.423	(.539)	(.293)C	(.046)
Total from investment operations	.502	.909	(.056)	.208	.486
Distributions from net investment income	(.423)	(.442)	(.477)	(.511)	(.509)
Distributions from net realized gain	–	–	–	(.310)	(.239)
Total distributions	(.423)	(.442)	(.477)	(.821)	(.748)
Redemption fees added to paid in capitalA	.001	.003	.003	.003	.002
Net asset value, end of period	$9.62	$9.54	$9.07	$9.60	$10.21
Total ReturnD	5.31%	10.28%	(.40)%	2.23%C	5.03%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.03%	1.16%	1.10%	1.02%	.97%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	.97%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	.97%
Net investment income (loss)	5.00%	5.23%	5.35%	5.07%	5.28%
Supplemental Data
Net assets, end of period (000 omitted)	$9,999	$2,817	$1,905	$2,481	$5,344
Portfolio turnover rateG	48%	48%	41%	44%	72%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been 2.19%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2018

1. Organization.

Fidelity Global High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global High Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and includes proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, defaulted bonds, market discount, equity-debt classifications, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,261,673
Gross unrealized depreciation	(4,367,146)
Net unrealized appreciation (depreciation)	$(105,473)
Tax Cost	$149,467,262

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$574,775
Capital loss carryforward	$(3,279,553)
Net unrealized appreciation (depreciation) on securities and other investments	$(105,955)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(549,846)
Long-term	(2,729,707)
Total no expiration	$(3,279,553)
Total capital loss carryforward	$(3,279,553)

The tax character of distributions paid was as follows:

	April 30, 2018	April 30, 2017
Ordinary Income	$5,436,985	$ 4,739,795

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $101,422,368 and $56,954,111, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$18,944	$797
Class M	-%	.25%	9,461	478
Class C	.75%	.25%	40,709	5,917
			$69,114	$7,192

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$2,944
Class M	1,549
Class C(a)	156
$4,649

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$13,471.18
Class M	10,158.27
Class C	8,267.20
Global High Income	146,911.14
Class I	7,782.16
	$186,589

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .04%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $354 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $43. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$4,264
Class M	1.25%	5,444
Class C	2.00%	3,286
Global High Income	1.00%	12,949
Class I	1.00%	1,478
		$27,421

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $75 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,525.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $693.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2018	Year ended April 30, 2017
From net investment income
Class A	$310,111	$322,665
Class M	155,128	85,695
Class C	136,286	134,767
Global High Income	4,624,133	4,092,807
Class I	211,327	103,861
Total	$5,436,985	$4,739,795

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017
Class A
Shares sold	396,196	290,886	$3,854,052	$2,707,041
Reinvestment of distributions	30,483	32,498	296,845	302,941
Shares redeemed	(265,014)	(260,720)	(2,572,077)	(2,436,346)
Net increase (decrease)	161,665	62,664	$1,578,820	$573,636
Class M
Shares sold	231,508	218,520	$2,248,387	$2,050,318
Reinvestment of distributions	15,505	8,661	151,013	80,890
Shares redeemed	(117,144)	(67,976)	(1,138,519)	(634,029)
Net increase (decrease)	129,869	159,205	$1,260,881	$1,497,179
Class C
Shares sold	138,068	109,325	$1,347,084	$1,017,340
Reinvestment of distributions	13,435	12,879	130,866	120,047
Shares redeemed	(87,540)	(105,252)	(849,876)	(975,560)
Net increase (decrease)	63,963	16,952	$628,074	$161,827
Global High Income
Shares sold	7,832,164	2,895,819	$76,394,064	$26,886,491
Reinvestment of distributions	403,775	364,798	3,933,620	3,396,619
Shares redeemed	(4,144,739)	(4,608,362)	(40,362,765)	(42,638,341)
Net increase (decrease)	4,091,200	(1,347,745)	$39,964,919	$(12,355,231)
Class I
Shares sold	1,030,440	194,425	$10,103,235	$1,826,275
Reinvestment of distributions	16,949	6,271	164,696	58,709
Shares redeemed	(302,780)	(115,409)	(2,949,738)	(1,076,867)
Net increase (decrease)	744,609	85,287	$7,318,193	$808,117

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Global High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global High Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statement of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

June 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 284 funds. Mr. Wiley oversees 196 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2017 to April 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period-B November 1, 2017 to April 30, 2018
Class A	1.25%
Actual		$1,000.00	$1,000.70	$6.20
Hypothetical-C		$1,000.00	$1,018.60	$6.26
Class M	1.25%
Actual		$1,000.00	$1,000.70	$6.20
Hypothetical-C		$1,000.00	$1,018.60	$6.26
Class C	2.00%
Actual		$1,000.00	$997.00	$9.90
Hypothetical-C		$1,000.00	$1,014.88	$9.99
Global High Income	1.00%
Actual		$1,000.00	$1,001.90	$4.96
Hypothetical-C		$1,000.00	$1,019.84	$5.01
Class I	1.00%
Actual		$1,000.00	$1,003.00	$4.97
Hypothetical-C		$1,000.00	$1,019.84	$5.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Global High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Global High Income Fund
Class A	06/11/18	06/08/18	$0.026
Class M	06/11/18	06/08/18	$0.026
Class C	06/11/18	06/08/18	$0.026
Global High Income	06/11/18	06/08/18	$0.026
Class I	06/11/18	06/08/18	$0.026

A total of 0.30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,457,698 of distributions paid during the period January 1, 2018 to April 30, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

GHI-ANN-0618
1.926249.106

Fidelity Advisor® Short Duration High Income Fund -

Class A, Class M, Class C and Class I

Annual Report

April 30, 2018

Class A, Class M, Class C and Class I are classes of Fidelity® Short Duration High Income Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2018	Past 1 year	Life of fundA
Class A (incl. 4.00% sales charge)	(1.74)%	1.59%
Class M (incl. 4.00% sales charge)	(1.74)%	1.59%
Class C (incl. contingent deferred sales charge)	0.61%	1.75%
Class I	2.61%	2.77%

 A From November 5, 2013

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Short Duration High Income Fund - Class A on November 5, 2013, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Period Ending Values
$10,731	Fidelity Advisor® Short Duration High Income Fund - Class A
$11,886	ICE® BofAML® 1-5 Year BB-B US Cash Pay High Yield Constrained Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 3.22% for the 12 months ending April 30, 2018, as measured by the ICE BofAML® US High Yield Constrained Index. High-yield bonds began the period on a strong note and maintained momentum into July, rising along with other risk assets. Although heightened geopolitical risk and some industry-specific developments hampered high yield for a brief stretch in early August, the favorable environment for risk assets in the first half of the period generally prevailed overall, as the index continued on an uptrend through the end of 2017. High yield began the new year by extending its rise, but reversed course in early February and continued downward in March amid broad-based market volatility. The short-term decline was largely attributable to a policy rate hike by the U.S. Federal Reserve, a sell-off in technology shares and an escalating trade dispute with China. For the full 12 months, lower-quality bonds within the index advanced 7%, topping credits rated B (+3%) and BB (+2%). By industry, gains were broad-based, with steel (+6%), chemicals (+4%) and metals/mining (+4%) boosted by the potential for increased infrastructure spending in the U.S. The index’s largest component the past year, energy, rose about 5% amid higher oil prices. Notable laggards included cable/satellite TV (-1%), consumer products (0%) and telecommunications (+1%).

Comments from Co-Portfolio Manager Matthew Conti:  For the fiscal year, the fund's share classes gained roughly 2% to 3%, trailing, net of fees, the 3.20% advance of the Fidelity Short Duration High Income Composite Index®. Along with equities, high-yield bonds rose steadily throughout 2017 and started the new year on a high note. But both asset types reversed course to begin February and continued downward in March before steadying in April. The fund’s core high-yield bond sleeve held up fairly well against this backdrop, modestly topping both its asset-class-specific benchmark and the Composite index. The fund’s much smaller allocation to floating-rate bank loans also finished ahead of its benchmark and the Composite index. The investment-grade bond subportfolio bested its benchmark, but fell well short of the Composite index. All in all, the fund's fairly neutral allocation of assets modestly contributed versus the Composite index. Conversely, relative performance was hampered most by an overweighting in Community Health Systems, an operator of hospitals located in rural areas. The company has seen lower admissions because many individuals chose to travel to larger, urbans centers for treatment, rather than going to smaller, rural facilities nearby. Security selection in health care helped most. Here, overweighting Valeant Pharmaceuticals International was the biggest individual contributor. The fund’s sizable stake in these bonds gained roughly 23%, largely due to management’s efforts to transform and stabilize the drugmaker while also reducing debt and selling assets. I remained confident in Valeant’s turnaround, so I added to our stake.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 2, 2018, Kevin Nielsen became a Co-Manager of the fund, joining Matt Conti and Matt Bartlett. After more than two decades at Fidelity, Matt Conti plans to retire at the end of 2018.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
TransDigm, Inc.	3.7
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	3.7
CCO Holdings LLC/CCO Holdings Capital Corp.	3.4
First Quantum Minerals Ltd.	3.2
Valeant Pharmaceuticals International, Inc.	2.9
16.9

Top Five Market Sectors as of April 30, 2018

% of fund's net assets
Energy	16.5
Healthcare	9.6
Cable/Satellite TV	8.3
Utilities	7.5
Diversified Financial Services	5.6

Quality Diversification (% of fund's net assets)

As of April 30, 2018
AAA,AA,A	1.3%
BBB	7.3%
BB	38.4%
B	37.8%
CCC,CC,C	7.3%
Not Rated	2.3%
Equities	0.1%
Short-Term Investments and Net Other Assets	5.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2018*
Nonconvertible Bonds	79.7%
Convertible Bonds, Preferred Stocks	0.5%
Common Stocks	0.1%
Bank Loan Obligations	12.9%
Other Investments	1.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

 * Foreign investments - 21.4%

Schedule of Investments April 30, 2018

Showing Percentage of Net Assets

Corporate Bonds - 80.2%
	Principal Amount	Value
Convertible Bonds - 0.5%
Broadcasting - 0.2%
DISH Network Corp. 2.375% 3/15/24	$260,000	$224,344
Utilities - 0.3%
SolarCity Corp. 1.625% 11/1/19	360,000	334,332

TOTAL CONVERTIBLE BONDS		558,676

Nonconvertible Bonds - 79.7%
Aerospace - 3.8%
Bombardier, Inc.:
6.125% 1/15/23 (a)	1,160,000	1,167,250
7.5% 12/1/24 (a)	105,000	110,513
TransDigm, Inc. 6% 7/15/22	2,810,000	2,848,638
		4,126,401
Air Transportation - 3.0%
Allegiant Travel Co. 5.5% 7/15/19	785,000	792,850
American Airlines Group, Inc. 5.5% 10/1/19 (a)	485,000	493,488
U.S. Airways Group, Inc. 6.125% 6/1/18	1,030,000	1,030,000
United Continental Holdings, Inc.:
4.25% 10/1/22	345,000	336,030
6% 12/1/20	45,000	47,241
6.375% 6/1/18	500,000	500,000
		3,199,609
Automotive - 0.2%
Ford Motor Credit Co. LLC 2.875% 10/1/18	200,000	200,050
Automotive & Auto Parts - 0.1%
American Tire Distributors, Inc. 10.25% 3/1/22 (a)	50,000	26,375
General Motors Financial Co., Inc. 2.35% 10/4/19	100,000	98,950
		125,325
Banks & Thrifts - 2.6%
Bank of America Corp. 2.625% 4/19/21	250,000	245,722
Citigroup, Inc. 2.9% 12/8/21	200,000	196,086
Citizens Bank NA 2.25% 3/2/20	250,000	245,891
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	250,000	249,707
Deutsche Bank AG 2.7% 7/13/20	250,000	245,156
Goldman Sachs Group, Inc. 2.876% 10/31/22 (b)	350,000	341,252
Intesa Sanpaolo SpA 3.375% 1/12/23 (a)	200,000	193,704
JPMorgan Chase & Co. 2.55% 3/1/21	200,000	196,312
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	200,000	193,724
SunTrust Banks, Inc. 2.7% 1/27/22	200,000	194,644
Synchrony Bank 3% 6/15/22	250,000	240,342
Synovus Financial Corp. 3.125% 11/1/22	17,000	16,288
UniCredit SpA 3.75% 4/12/22 (a)	200,000	198,327
		2,757,155
Broadcasting - 0.9%
Sirius XM Radio, Inc. 3.875% 8/1/22 (a)	985,000	955,450
Building Materials - 0.0%
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.9416% 3/27/20 (b)(c)	6,000	6,002
Cable/Satellite TV - 6.6%
Altice SA 7.75% 5/15/22 (a)	905,000	864,275
Altice U.S. Finance SA 5.375% 7/15/23 (a)	500,000	500,625
Cablevision Systems Corp. 5.875% 9/15/22	140,000	137,900
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	1,115,000	1,075,975
5.125% 2/15/23	1,800,000	1,808,460
5.125% 5/1/23 (a)	720,000	722,304
DISH DBS Corp.:
5.125% 5/1/20	45,000	44,775
5.875% 7/15/22	1,760,000	1,614,800
5.875% 11/15/24	155,000	131,944
6.75% 6/1/21	180,000	179,100
		7,080,158
Capital Goods - 0.2%
Roper Technologies, Inc. 2.8% 12/15/21	213,000	208,176
Chemicals - 2.6%
CF Industries Holdings, Inc.:
3.4% 12/1/21 (a)	60,000	59,097
3.45% 6/1/23	805,000	764,750
LSB Industries, Inc. 9.625% 5/1/23 (a)	45,000	45,338
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	510,000	518,288
OCI NV 6.625% 4/15/23 (a)	265,000	268,710
Platform Specialty Products Corp. 6.5% 2/1/22 (a)	500,000	512,500
The Mosaic Co. 3.25% 11/15/22	150,000	144,933
TPC Group, Inc. 8.75% 12/15/20 (a)	525,000	522,375
		2,835,991
Consumer Products - 0.2%
Coty, Inc. 6.5% 4/15/26 (a)	195,000	189,638
Containers - 0.9%
Ard Securities Finance Sarl 8.75% 1/31/23 pay-in-kind (a)(b)	25,000	26,313
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (a)	200,000	198,750
4.625% 5/15/23 (a)	400,000	401,000
OI European Group BV 4% 3/15/23 (a)	250,000	237,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 3 month U.S. LIBOR + 3.500% 5.8477% 7/15/21 (a)(b)(c)	60,000	60,825
		924,388
Diversified Financial Services - 5.6%
Aircastle Ltd. 4.125% 5/1/24	80,000	78,400
Capital One Financial Corp. 2.5% 5/12/20	200,000	197,074
CIT Group, Inc. 4.125% 3/9/21	95,000	95,100
FLY Leasing Ltd. 5.25% 10/15/24	290,000	280,575
Hyundai Capital America 2.55% 2/6/19 (a)	100,000	99,521
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	770,000	778,663
6% 8/1/20	320,000	326,800
6.25% 2/1/22	2,805,000	2,861,091
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 4.64% 12/21/65 (a)(b)(c)	605,000	582,313
ILFC E-Capital Trust II 3 month U.S. LIBOR + 1.800% 4.89% 12/21/65 (a)(b)(c)	150,000	144,375
Moody's Corp. 5.5% 9/1/20	200,000	210,205
Morgan Stanley 2.5% 4/21/21	250,000	244,240
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (a)	125,000	134,219
		6,032,576
Diversified Media - 0.6%
21st Century Fox America, Inc. 4.5% 2/15/21	200,000	206,426
MDC Partners, Inc. 6.5% 5/1/24 (a)	180,000	177,075
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	315,000	317,394
		700,895
Energy - 15.2%
Anadarko Petroleum Corp. 4.85% 3/15/21	200,000	207,139
Antero Resources Corp. 5.125% 12/1/22	370,000	371,850
Antero Resources Finance Corp. 5.375% 11/1/21	60,000	60,693
Calfrac Holdings LP 7.5% 12/1/20 (a)	145,000	143,550
California Resources Corp. 8% 12/15/22 (a)	655,000	563,300
Cenovus Energy, Inc. 3% 8/15/22	250,000	239,316
Cheniere Corpus Christi Holdings LLC 7% 6/30/24	350,000	382,375
Chesapeake Energy Corp. 8% 12/15/22 (a)	876,000	928,560
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 5.8745% 6/15/22 (a)(b)(c)	225,000	224,438
Continental Resources, Inc. 4.5% 4/15/23	500,000	506,250
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	1,085,000	1,106,700
Denbury Resources, Inc.:
4.625% 7/15/23	10,000	8,150
5.5% 5/1/22	35,000	30,538
6.375% 8/15/21	35,000	31,675
9.25% 3/31/22 (a)	130,000	135,200
Energy Transfer Equity LP 4.25% 3/15/23	120,000	115,800
Ensco PLC:
4.5% 10/1/24	905,000	736,444
8% 1/31/24	1,132,000	1,120,680
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (a)	160,000	165,600
EQT Corp. 2.5% 10/1/20	9,000	8,776
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	830,000	827,925
6% 10/1/22	300,000	300,000
Forum Energy Technologies, Inc. 6.25% 10/1/21	30,000	29,850
FTS International, Inc. 6.25% 5/1/22	265,000	266,656
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (a)	159,000	154,628
MPLX LP 3.375% 3/15/23	13,000	12,794
Nabors Industries, Inc. 5.5% 1/15/23	143,000	140,064
NextEra Energy Partners LP 4.25% 9/15/24 (a)	155,000	149,575
NGPL PipeCo LLC 4.375% 8/15/22 (a)	20,000	19,900
Noble Holding International Ltd. 7.75% 1/15/24	171,000	160,313
Parsley Energy LLC/Parsley 5.25% 8/15/25 (a)	30,000	29,925
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23 (a)	150,000	151,500
Plains All American Pipeline LP/PAA Finance Corp.:
2.6% 12/15/19	100,000	99,008
3.65% 6/1/22	18,000	17,662
Precision Drilling Corp.:
6.5% 12/15/21	338,000	344,760
7.75% 12/15/23	235,000	244,694
Range Resources Corp.:
5% 8/15/22	840,000	825,300
5% 3/15/23	1,715,000	1,649,830
Sanchez Energy Corp. 7.25% 2/15/23 (a)	150,000	151,500
Southwestern Energy Co. 4.1% 3/15/22	230,000	223,100
Summit Midstream Holdings LLC 5.5% 8/15/22	90,000	87,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% 11/15/19	207,000	208,174
4.25% 11/15/23	125,000	118,125
TerraForm Power Operating LLC 4.25% 1/31/23 (a)	350,000	334,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19	755,000	776,669
6.25% 10/15/22	135,000	140,906
The Williams Companies, Inc. 3.7% 1/15/23	1,505,000	1,455,636
TransCanada PipeLines Ltd. 2.5% 8/1/22	9,000	8,658
Western Gas Partners LP 2.6% 8/15/18	200,000	199,831
Whiting Petroleum Corp. 5.75% 3/15/21	165,000	168,919
		16,384,486
Entertainment/Film - 0.3%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	307,508	304,433
Environmental - 0.5%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	500,000	510,000
Food & Drug Retail - 0.3%
CVS Health Corp.:
3.35% 3/9/21	16,000	16,031
3.7% 3/9/23	176,000	175,324
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (a)(d)	200,000	94,000
		285,355
Food/Beverage/Tobacco - 2.0%
Anheuser-Busch InBev Finance, Inc. 2.65% 2/1/21	200,000	197,670
Anheuser-Busch InBev Worldwide, Inc. 3.5% 1/12/24	250,000	248,695
Bat Capital Corp. 2.764% 8/15/22 (a)	250,000	239,936
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	925,000	874,125
Darling International, Inc. 5.375% 1/15/22	415,000	423,300
General Mills, Inc. 3.2% 4/16/21	4,000	3,994
Imperial Tobacco Finance PLC 2.95% 7/21/20 (a)	200,000	198,204
		2,185,924
Gaming - 2.7%
MGM Mirage, Inc. 6% 3/15/23	1,000,000	1,046,250
Scientific Games Corp.:
5% 10/15/25 (a)	115,000	111,084
6.625% 5/15/21	735,000	749,700
10% 12/1/22	500,000	538,900
Wynn Macau Ltd. 4.875% 10/1/24 (a)	500,000	490,000
		2,935,934
Healthcare - 9.4%
Becton, Dickinson & Co. 2.894% 6/6/22	200,000	193,594
Community Health Systems, Inc. 6.25% 3/31/23	585,000	531,984
Forest Laboratories, Inc. 5% 12/15/21 (a)	200,000	207,320
HCA Holdings, Inc.:
4.75% 5/1/23	300,000	302,223
5% 3/15/24	300,000	303,375
6.25% 2/15/21	800,000	841,000
HealthSouth Corp. 5.125% 3/15/23	255,000	258,825
Humana, Inc. 2.5% 12/15/20	10,000	9,827
Kindred Healthcare, Inc.:
8% 1/15/20	900,000	964,125
8.75% 1/15/23	70,000	74,988
Mylan NV 3.15% 6/15/21	200,000	196,293
Ortho-Clinical Diagnostics, Inc. 6.625% 5/15/22 (a)	485,000	480,150
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	60,000	60,450
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	200,000	191,821
Tenet Healthcare Corp.:
4.375% 10/1/21	1,365,000	1,344,525
4.75% 6/1/20	200,000	201,000
6.75% 6/15/23	165,000	162,216
8.125% 4/1/22	485,000	505,006
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	250,000	225,535
Valeant Pharmaceuticals International, Inc.:
5.625% 12/1/21 (a)	1,500,000	1,451,250
5.875% 5/15/23 (a)	550,000	502,906
6.5% 3/15/22 (a)	1,135,000	1,177,563
		10,185,976
Homebuilders/Real Estate - 0.9%
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (a)	300,000	303,750
D.R. Horton, Inc. 2.55% 12/1/20	14,000	13,737
DDR Corp. 4.625% 7/15/22	200,000	205,668
Healthcare Trust of America Holdings LP 2.95% 7/1/22	216,000	209,389
Ventas Realty LP/Ventas Capital Corp. 4.75% 6/1/21	200,000	206,746
		939,290
Insurance - 0.2%
American International Group, Inc. 3.3% 3/1/21	200,000	199,197
Leisure - 1.1%
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	200,000	203,240
7.25% 11/30/21 (a)	1,000,000	1,041,250
		1,244,490
Metals/Mining - 5.3%
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	200,000	190,000
7% 2/15/21 (a)	1,000,000	1,005,625
7.25% 5/15/22 (a)	1,110,000	1,116,882
7.25% 4/1/23 (a)	1,175,000	1,171,828
FMG Resources (August 2006) Pty Ltd. 5.125% 3/15/23 (a)	90,000	89,550
Freeport-McMoRan, Inc.:
3.55% 3/1/22	1,495,000	1,446,413
3.875% 3/15/23	760,000	728,650
		5,748,948
Restaurants - 1.1%
Yum! Brands, Inc. 3.875% 11/1/23	1,225,000	1,172,938
Services - 0.7%
Air Lease Corp. 2.125% 1/15/20	200,000	196,211
APX Group, Inc.:
6.375% 12/1/19	370,000	365,375
8.75% 12/1/20	190,000	187,388
Corrections Corp. of America 5% 10/15/22	25,000	25,250
		774,224
Super Retail - 0.1%
AutoZone, Inc. 2.5% 4/15/21	145,000	141,975
Technology - 2.7%
Ceridian HCM Holding, Inc. 11% 3/15/21 (a)	20,000	20,600
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (a)	200,000	203,700
EMC Corp. 2.65% 6/1/20	640,000	623,527
Micron Technology, Inc. 5.25% 1/15/24 (a)	450,000	468,225
Nuance Communications, Inc. 5.375% 8/15/20 (a)	321,000	322,605
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	415,000	406,700
4.125% 6/1/21 (a)	175,000	175,438
Sensata Technologies BV 4.875% 10/15/23 (a)	155,000	156,259
Symantec Corp. 4.2% 9/15/20	500,000	505,736
		2,882,790
Telecommunications - 2.2%
Altice Financing SA 6.625% 2/15/23 (a)	500,000	500,000
AT&T, Inc. 2.8% 2/17/21	200,000	197,661
Equinix, Inc. 5.375% 4/1/23	580,000	595,950
Frontier Communications Corp. 10.5% 9/15/22	175,000	153,948
Qwest Corp. 6.75% 12/1/21	100,000	107,538
Sprint Communications, Inc.:
6% 11/15/22	515,000	525,944
9% 11/15/18 (a)	115,000	118,234
T-Mobile U.S.A., Inc. 4% 4/15/22	225,000	224,859
		2,424,134
Transportation Ex Air/Rail - 0.8%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	875,000	708,750
Navios Maritime Holdings, Inc. 7.375% 1/15/22 (a)	265,000	200,406
		909,156
Utilities - 6.9%
Calpine Corp. 6% 1/15/22 (a)	1,800,000	1,840,500
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	558,000	606,881
Dominion Resources, Inc. 4.104% 4/1/21	250,000	253,717
DPL, Inc. 6.75% 10/1/19	217,000	223,510
Dynegy, Inc. 5.875% 6/1/23	1,300,000	1,330,875
Exelon Corp. 3.497% 6/1/22 (b)	250,000	246,045
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22	635,000	635,000
InterGen NV 7% 6/30/23 (a)	170,000	169,575
The AES Corp.:
4% 3/15/21	185,000	186,067
4.5% 3/15/23	120,000	120,600
4.875% 5/15/23	1,615,000	1,625,094
Williams Partners LP 5.25% 3/15/20	200,000	207,098
		7,444,962

TOTAL NONCONVERTIBLE BONDS		86,016,026

TOTAL CORPORATE BONDS
(Cost $87,204,048)		86,574,702
	Shares	Value

Common Stocks - 0.1%
Energy - 0.1%
Forbes Energy Services Ltd.
(Cost $301,607)	6,468	53,684
	Principal Amount	Value

Bank Loan Obligations - 12.9%
Aerospace - 1.1%
TransDigm, Inc.:
Tranche F, term loan 3 month U.S. LIBOR + 2.750% 4.7887% 6/9/23(b)(c)	870,736	874,201
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.7119% 8/22/24 (b)(c)	342,442	344,010

TOTAL AEROSPACE		1,218,211

Air Transportation - 0.6%
American Airlines, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 2.000% 3.8969% 12/14/23 (b)(c)	297,000	297,211
3 month U.S. LIBOR + 2.000% 3.8971% 10/10/21 (b)(c)	346,212	346,589

TOTAL AIR TRANSPORTATION		643,800

Cable/Satellite TV - 1.7%
CSC Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.3969% 1/25/26 (b)(c)	55,000	55,000
Numericable LLC Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.000% 5.3477% 1/31/26 (b)(c)	303,475	298,686
Unitymedia Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1469% 9/30/25 (b)(c)	365,000	364,361
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.1455% 8/19/23 (b)(c)	492,525	474,671
Zayo Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.9008% 1/19/21(b)(c)	143,550	144,068
Ziggo Secured Finance Partnership Tranche E, term loan 3 month U.S. LIBOR + 2.500% 4.3969% 4/15/25 (b)(c)	530,000	527,297

TOTAL CABLE/SATELLITE TV		1,864,083

Capital Goods - 0.0%
Apergy Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4/19/25 (c)(e)	15,000	15,075
Chemicals - 0.1%
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (b)(c)	21,110	21,324
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (b)(c)	48,715	49,210

TOTAL CHEMICALS		70,534

Containers - 0.3%
Crown Americas LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.3118% 1/29/25 (b)(c)	30,000	30,244
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 2/5/23 (b)(c)	305,360	307,268

TOTAL CONTAINERS		337,512

Energy - 1.0%
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.2733% 12/31/21 (b)(c)	100,000	112,250
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.6471% 12/31/22 (b)(c)	160,000	163,250
Chesapeake Energy Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 7.500% 9.4436% 8/23/21 (b)(c)	590,000	623,925
Forbes Energy Services LLC Tranche B, term loan 14% 4/13/21 (b)(f)	65,958	66,453
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 7.8969% 3/1/24 (b)(c)	100,000	99,500

TOTAL ENERGY		1,065,378

Entertainment/Film - 0.3%
AMC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1469% 12/15/22 (b)(c)	277,863	278,818
Food & Drug Retail - 0.3%
Albertson's LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9563% 6/22/23 (b)(c)	216,813	214,374
Tops Markets LLC term loan:
3 month U.S. LIBOR + 9.500% 11.4375% 2/23/19 (b)(c)(f)	39,421	39,421
3 month U.S. LIBOR + 9.500% 11.4375% 2/23/19 (b)(c)(f)	39,421	39,421

TOTAL FOOD & DRUG RETAIL		293,216

Food/Beverage/Tobacco - 0.3%
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.9% 5/24/24 (b)(c)	333,784	335,216
Gaming - 1.0%
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 4/18/24 (b)(c)	282,863	284,082
Golden Entertainment, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 4.91% 10/20/24 (b)(c)	458,850	462,291
3 month U.S. LIBOR + 7.000% 8.9% 10/20/25 (b)(c)	155,000	158,100
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 4.7264% 8/14/24 (b)(c)	159,675	160,598

TOTAL GAMING		1,065,071

Healthcare - 0.2%
HCA Holdings, Inc. Tranche B 10LN, term loan 3 month U.S. LIBOR + 2.000% 3.9008% 3/13/25 (b)(c)	210,000	212,129
Press Ganey Holdings, Inc. Tranche 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 10/21/23 (b)(c)	5,000	5,031

TOTAL HEALTHCARE		217,160

Hotels - 0.0%
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3/29/25 (c)(e)	45,000	45,332
Insurance - 0.1%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3595% 4/25/25 (b)(c)	75,000	75,437
Leisure - 0.1%
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 2/1/24 (b)(c)	55,000	54,914
Publishing/Printing - 0.2%
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 5.3295% 8/24/22 (b)(c)	194,320	194,623
Services - 0.8%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.2342% 6/13/25 (b)(c)	20,000	19,755
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.4842% 6/13/24 (b)(c)	84,575	84,489
Aramark Services, Inc. Tranche B-1, term loan 3 month U.S. LIBOR + 2.000% 3.9008% 3/11/25 (b)(c)	134,663	135,504
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.6107% 6/21/24 (b)(c)	491,288	495,773
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.8769% 2/27/25 (b)(c)	100,000	99,938

TOTAL SERVICES		835,459

Technology - 2.4%
Epicor Software Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.16% 6/1/22 (b)(c)	299,999	301,451
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1508% 2/15/24 (b)(c)	535,744	538,090
Kronos, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.8796% 11/1/23 (b)(c)	391,057	394,366
Landesk Group, Inc. term loan 3 month U.S. LIBOR + 9.000% 10.91% 1/20/25 (b)(c)	100,000	94,625
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 3/3/23 (b)(c)	104,466	104,805
Syniverse Holdings, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 9.000% 10.8952% 3/11/24 (b)(c)	150,000	151,563
Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.8952% 3/9/23 (b)(c)	600,000	606,168
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.9008% 7/13/23 (b)(c)	443,250	446,020

TOTAL TECHNOLOGY		2,637,088

Telecommunications - 2.1%
Altice Financing SA Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.0977% 7/15/25 (b)(c)	148,500	146,899
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4/26/25 (c)(e)	25,000	24,781
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1483% 2/22/24 (b)(c)	335,000	336,397
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9008% 2/1/24 (b)(c)	371,250	367,133
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 5.1508% 2/2/26 (b)(c)	280,000	281,750
Securus Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.4008% 11/1/24 (b)(c)	493,763	499,935
3 month U.S. LIBOR + 8.250% 10.1508% 11/1/25 (b)(c)	165,000	166,513
SFR Group SA Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 7/31/25 (b)(c)	450,450	442,486

TOTAL TELECOMMUNICATIONS		2,265,894

Utilities - 0.3%
The AES Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 5/31/22 (c)	361,350	361,726
TOTAL BANK LOAN OBLIGATIONS
(Cost $13,797,617)		13,874,547

Bank Notes - 0.2%
Compass Bank 2.875% 6/29/22
(Cost $249,678)	250,000	240,604

Preferred Securities - 1.1%
Banks & Thrifts - 0.9%
Citigroup, Inc.:
5.95% (b)(g)	$100,000	$103,995
5.95% (b)(g)	10,000	10,461
Royal Bank of Scotland Group PLC 7.5% (b)(g)	800,000	845,417

TOTAL BANKS & THRIFTS		959,873

Energy - 0.2%
Energy Transfer Partners LP. 6.25% (b)(g)	265,000	255,923
TOTAL PREFERRED SECURITIES
(Cost $1,161,306)		1,215,796
	Shares	Value

Money Market Funds - 3.7%
Fidelity Cash Central Fund, 1.74% (h)
(Cost $4,015,607)	4,014,931	4,015,734
TOTAL INVESTMENT IN SECURITIES - 98.2%
(Cost $106,729,863)		105,975,067
NET OTHER ASSETS (LIABILITIES) - 1.8%		1,939,919
NET ASSETS - 100%		$107,914,986

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,009,531 or 28.7% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Non-income producing - Security is in default.

 (e) The coupon rate will be determined upon settlement of the loan after period end.

 (f) Level 3 security

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$60,626
Total	$60,626

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$53,684	$53,684	$--	$--
Corporate Bonds	86,574,702	--	86,574,702	--
Bank Loan Obligations	13,874,547	--	13,729,252	145,295
Bank Notes	240,604	--	240,604	--
Preferred Securities	1,215,796	--	1,215,796	--
Money Market Funds	4,015,734	4,015,734	--	--
Total Investments in Securities:	$105,975,067	$4,069,418	$101,760,354	$145,295

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.6%
Canada	8.4%
United Kingdom	2.7%
Netherlands	2.2%
Luxembourg	1.7%
British Virgin Islands	1.1%
Multi-National	1.1%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $102,714,256)	$101,959,333
Fidelity Central Funds (cost $4,015,607)	4,015,734
Total Investment in Securities (cost $106,729,863)		$105,975,067
Cash		100,923
Receivable for investments sold		727,062
Receivable for fund shares sold		148,018
Interest receivable		1,406,020
Distributions receivable from Fidelity Central Funds		5,066
Prepaid expenses		60
Receivable from investment adviser for expense reductions		4,854
Total assets		108,367,070
Liabilities
Payable for investments purchased	$235,632
Payable for fund shares redeemed	23,670
Distributions payable	64,242
Accrued management fee	50,268
Distribution and service plan fees payable	7,341
Other affiliated payables	14,121
Audit fees payable	52,531
Other payables and accrued expenses	4,279
Total liabilities		452,084
Net Assets		$107,914,986
Net Assets consist of:
Paid in capital		$112,602,601
Undistributed net investment income		360,273
Accumulated undistributed net realized gain (loss) on investments		(4,293,092)
Net unrealized appreciation (depreciation) on investments		(754,796)
Net Assets		$107,914,986
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($12,350,940 ÷ 1,311,352 shares)		$9.42
Maximum offering price per share (100/96.00 of $9.42)		$9.81
Class M:
Net Asset Value and redemption price per share ($2,080,697 ÷ 220,959 shares)		$9.42
Maximum offering price per share (100/96.00 of $9.42)		$9.81
Class C:
Net Asset Value and offering price per share ($5,145,542 ÷ 546,273 shares)(a)		$9.42
Short Duration High Income:
Net Asset Value, offering price and redemption price per share ($83,652,056 ÷ 8,881,382 shares)		$9.42
Class I:
Net Asset Value, offering price and redemption price per share ($4,685,751 ÷ 497,481 shares)		$9.42

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2018
Investment Income
Dividends		$85,894
Interest		5,663,185
Income from Fidelity Central Funds		60,626
Total income		5,809,705
Expenses
Management fee	$640,604
Transfer agent fees	131,466
Distribution and service plan fees	90,243
Accounting fees and expenses	47,744
Custodian fees and expenses	15,060
Independent trustees' fees and expenses	451
Registration fees	96,104
Audit	74,100
Legal	234
Miscellaneous	850
Total expenses before reductions	1,096,856
Expense reductions	(86,998)	1,009,858
Net investment income (loss)		4,799,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,888)
Fidelity Central Funds	83
Total net realized gain (loss)		(10,805)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,948,116)
Fidelity Central Funds	(82)
Total change in net unrealized appreciation (depreciation)		(1,948,198)
Net gain (loss)		(1,959,003)
Net increase (decrease) in net assets resulting from operations		$2,840,844

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2018	Year ended April 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,799,847	$3,742,238
Net realized gain (loss)	(10,805)	928,524
Change in net unrealized appreciation (depreciation)	(1,948,198)	2,281,335
Net increase (decrease) in net assets resulting from operations	2,840,844	6,952,097
Distributions to shareholders from net investment income	(4,712,243)	(3,434,018)
Share transactions - net increase (decrease)	13,613,515	29,153,621
Redemption fees	11,820	26,578
Total increase (decrease) in net assets	11,753,936	32,698,278
Net Assets
Beginning of period	96,161,050	63,462,772
End of period	$107,914,986	$96,161,050
Other Information
Undistributed net investment income end of period	$360,273	$343,683

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short Duration High Income Fund Class A

Years ended April 30,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.57	$9.14	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.381	.395	.429	.358	.132
Net realized and unrealized gain (loss)	(.159)	.397	(.737)	(.246)	.091
Total from investment operations	.222	.792	(.308)	.112	.223
Distributions from net investment income	(.373)	(.365)	(.413)	(.358)	(.124)
Distributions from net realized gain	–	–	(.002)	–	–
Total distributions	(.373)	(.365)	(.415)	(.358)	(.124)
Redemption fees added to paid in capitalB	.001	.003	.003	.006	.001
Net asset value, end of period	$9.42	$9.57	$9.14	$9.86	$10.10
Total ReturnC,D,E	2.36%	8.84%	(3.06)%	1.22%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.16%	1.22%	1.24%	1.29%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%	1.05%H
Net investment income (loss)	4.00%	4.21%	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$12,351	$9,304	$6,823	$4,398	$3,043
Portfolio turnover rateI	65%	105%	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class M

Years ended April 30,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.57	$9.14	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.382	.395	.433	.360	.132
Net realized and unrealized gain (loss)	(.160)	.397	(.741)	(.247)	.091
Total from investment operations	.222	.792	(.308)	.113	.223
Distributions from net investment income	(.373)	(.365)	(.413)	(.359)	(.124)
Distributions from net realized gain	–	–	(.002)	–	–
Total distributions	(.373)	(.365)	(.415)	(.359)	(.124)
Redemption fees added to paid in capitalB	.001	.003	.003	.006	.001
Net asset value, end of period	$9.42	$9.57	$9.14	$9.86	$10.10
Total ReturnC,D,E	2.36%	8.84%	(3.06)%	1.23%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.16%	1.22%	1.25%	1.31%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%	1.05%H
Net investment income (loss)	4.00%	4.21%	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,081	$2,703	$2,426	$2,930	$2,946
Portfolio turnover rateI	65%	105%	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class C

Years ended April 30,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.57	$9.15	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.310	.325	.360	.285	.096
Net realized and unrealized gain (loss)	(.159)	.386	(.728)	(.247)	.090
Total from investment operations	.151	.711	(.368)	.038	.186
Distributions from net investment income	(.302)	(.294)	(.343)	(.284)	(.087)
Distributions from net realized gain	–	–	(.002)	–	–
Total distributions	(.302)	(.294)	(.345)	(.284)	(.087)
Redemption fees added to paid in capitalB	.001	.003	.003	.006	.001
Net asset value, end of period	$9.42	$9.57	$9.15	$9.86	$10.10
Total ReturnC,D,E	1.59%	7.92%	(3.68)%	.47%	1.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.93%	2.00%	2.00%	2.08%	2.37%H
Expenses net of fee waivers, if any	1.80%	1.80%	1.80%	1.80%	1.80%H
Expenses net of all reductions	1.80%	1.80%	1.80%	1.80%	1.80%H
Net investment income (loss)	3.25%	3.46%	3.90%	2.88%	1.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,146	$5,387	$3,827	$3,465	$3,114
Portfolio turnover rateI	65%	105%	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund

Years ended April 30,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.57	$9.15	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.405	.420	.455	.385	.142
Net realized and unrealized gain (loss)	(.159)	.385	(.730)	(.248)	.093
Total from investment operations	.246	.805	(.275)	.137	.235
Distributions from net investment income	(.397)	(.388)	(.436)	(.383)	(.136)
Distributions from net realized gain	–	–	(.002)	–	–
Total distributions	(.397)	(.388)	(.438)	(.383)	(.136)
Redemption fees added to paid in capitalB	.001	.003	.003	.006	.001
Net asset value, end of period	$9.42	$9.57	$9.15	$9.86	$10.10
Total ReturnC,D	2.61%	9.00%	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	.93%	.96%	1.00%	1.24%G
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%	.80%	.80%G
Net investment income (loss)	4.25%	4.46%	4.90%	3.88%	2.96%G
Supplemental Data
Net assets, end of period (000 omitted)	$83,652	$68,646	$47,531	$45,109	$54,547
Portfolio turnover rateH	65%	105%	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class I

Years ended April 30,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.57	$9.15	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.406	.420	.460	.383	.143
Net realized and unrealized gain (loss)	(.160)	.385	(.735)	(.246)	.091
Total from investment operations	.246	.805	(.275)	.137	.234
Distributions from net investment income	(.397)	(.388)	(.436)	(.383)	(.135)
Distributions from net realized gain	–	–	(.002)	–	–
Total distributions	(.397)	(.388)	(.438)	(.383)	(.135)
Redemption fees added to paid in capitalB	.001	.003	.003	.006	.001
Net asset value, end of period	$9.42	$9.57	$9.15	$9.86	$10.10
Total ReturnC,D	2.61%	8.99%	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.91%	.96%	.99%	1.04%	1.34%G
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%	.80%	.80%G
Net investment income (loss)	4.25%	4.46%	4.90%	3.88%	2.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,686	$10,122	$2,856	$5,932	$4,419
Portfolio turnover rateH	65%	105%	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2018

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short Duration High Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,270,499
Gross unrealized depreciation	(1,741,896)
Net unrealized appreciation (depreciation)	$(471,397)
Tax Cost	$106,446,464

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$78,452
Capital loss carryforward	$(4,294,669)
Net unrealized appreciation (depreciation) on securities and other investments	$(471,397)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(2,523,332)
Long-term	(1,771,337)
Total capital loss carryforward	$(4,294,669)

The tax character of distributions paid was as follows:

	April 30, 2018	April 30, 2017
Ordinary Income	$4,712,243	$ 3,434,018
Total	$4,712,243	$ 3,434,018

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $83,684,884 and $71,391,453, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$28,422	$2,116
Class M	-%	.25%	5,986	–
Class C	.75%	.25%	55,835	14,330
			$90,243	$16,446

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,984
Class C(a)	271
$4,255

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$16,878.15
Class M	3,442.14
Class C	9,662.17
Short Duration High Income	87,969.10
Class I	13,515.14
	$131,466

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $337 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through June 30, 2019. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$11,999
Class M	1.05%	2,528
Class C	1.80%	7,451
Short Duration High Income	.80%	52,656
Class I	.80%	10,509
		$85,143

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody by $1,195.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $660.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2018	Year ended April 30, 2017
From net investment income
Class A	$445,242	$317,363
Class M	93,305	103,289
Class C	176,055	140,651
Short Duration High Income	3,580,329	2,611,325
Class I	417,312	261,390
Total	$4,712,243	$3,434,018

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017
Class A
Shares sold	583,861	645,427	$5,564,910	$6,074,019
Reinvestment of distributions	44,786	29,495	426,787	277,499
Shares redeemed	(289,548)	(448,823)	(2,756,061)	(4,232,209)
Net increase (decrease)	339,099	226,099	$3,235,636	$2,119,309
Class M
Shares sold	47,258	194,670	$450,924	$1,826,606
Reinvestment of distributions	9,433	10,007	89,955	94,026
Shares redeemed	(118,183)	(187,509)	(1,126,799)	(1,761,626)
Net increase (decrease)	(61,492)	17,168	$(585,920)	$159,006
Class C
Shares sold	203,484	388,650	$1,941,596	$3,652,222
Reinvestment of distributions	18,355	14,192	175,004	133,454
Shares redeemed	(238,426)	(258,472)	(2,272,097)	(2,424,502)
Net increase (decrease)	(16,587)	144,370	$(155,497)	$1,361,174
Short Duration High Income
Shares sold	5,767,474	7,522,788	$55,048,153	$70,771,297
Reinvestment of distributions	292,731	236,168	2,790,315	2,225,048
Shares redeemed	(4,351,715)	(5,783,381)	(41,381,770)	(54,506,631)
Net increase (decrease)	1,708,490	1,975,575	$16,456,698	$18,489,714
Class I
Shares sold	643,223	1,132,152	$6,143,050	$10,676,049
Reinvestment of distributions	35,107	17,955	335,181	169,457
Shares redeemed	(1,238,488)	(404,716)	(11,815,633)	(3,821,088)
Net increase (decrease)	(560,158)	745,391	$(5,337,402)	$7,024,418

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 284 funds. Mr. Wiley oversees 196 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2017 to April 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period-B November 1, 2017 to April 30, 2018
Class A	1.05%
Actual		$1,000.00	$1,002.10	$5.21
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class M	1.05%
Actual		$1,000.00	$1,002.10	$5.21
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class C	1.80%
Actual		$1,000.00	$998.40	$8.92
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Short Duration High Income	.80%
Actual		$1,000.00	$1,003.30	$3.97
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Class I	.80%
Actual		$1,000.00	$1,003.30	$3.97
Hypothetical-C		$1,000.00	$1,020.83	$4.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,359,813 of distributions paid during the period January 1, 2018 to April 30, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

ASDH-ANN-0618
1.969455.104

Fidelity® Short Duration High Income Fund Annual Report April 30, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended April 30, 2018	Past 1 year	Life of fundA
Fidelity® Short Duration High Income Fund	2.61%	2.77%

 A From November 5, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Short Duration High Income Fund, a class of the fund, on November 5, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the ICE® BofAML® 1-5 Year BB-B US Cash Pay High Yield Constrained Index performed over the same period.

Period Ending Values
$11,304	Fidelity® Short Duration High Income Fund
$11,886	ICE® BofAML® 1-5 Year BB-B US Cash Pay High Yield Constrained Index

BofA Merrill Lynch benchmark indices were re-branded as ICE BofAML benchmark indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds gained 3.22% for the 12 months ending April 30, 2018, as measured by the ICE BofAML® US High Yield Constrained Index. High-yield bonds began the period on a strong note and maintained momentum into July, rising along with other risk assets. Although heightened geopolitical risk and some industry-specific developments hampered high yield for a brief stretch in early August, the favorable environment for risk assets in the first half of the period generally prevailed overall, as the index continued on an uptrend through the end of 2017. High yield began the new year by extending its rise, but reversed course in early February and continued downward in March amid broad-based market volatility. The short-term decline was largely attributable to a policy rate hike by the U.S. Federal Reserve, a sell-off in technology shares and an escalating trade dispute with China. For the full 12 months, lower-quality bonds within the index advanced 7%, topping credits rated B (+3%) and BB (+2%). By industry, gains were broad-based, with steel (+6%), chemicals (+4%) and metals/mining (+4%) boosted by the potential for increased infrastructure spending in the U.S. The index’s largest component the past year, energy, rose about 5% amid higher oil prices. Notable laggards included cable/satellite TV (-1%), consumer products (0%) and telecommunications (+1%).

Comments from Co-Portfolio Manager Matthew Conti:  For the fiscal year, the fund's share classes gained roughly 2% to 3%, trailing, net of fees, the 3.20% advance of the Fidelity Short Duration High Income Composite Index®. Along with equities, high-yield bonds rose steadily throughout 2017 and started the new year on a high note. But both asset types reversed course to begin February and continued downward in March before steadying in April. The fund’s core high-yield bond sleeve held up fairly well against this backdrop, modestly topping both its asset-class-specific benchmark and the Composite index. The fund’s much smaller allocation to floating-rate bank loans also finished ahead of its benchmark and the Composite index. The investment-grade bond subportfolio bested its benchmark, but fell well short of the Composite index. All in all, the fund's fairly neutral allocation of assets modestly contributed versus the Composite index. Conversely, relative performance was hampered most by an overweighting in Community Health Systems, an operator of hospitals located in rural areas. The company has seen lower admissions because many individuals chose to travel to larger, urbans centers for treatment, rather than going to smaller, rural facilities nearby. Security selection in health care helped most. Here, overweighting Valeant Pharmaceuticals International was the biggest individual contributor. The fund’s sizable stake in these bonds gained roughly 23%, largely due to management’s efforts to transform and stabilize the drugmaker while also reducing debt and selling assets. I remained confident in Valeant’s turnaround, so I added to our stake.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On April 2, 2018, Kevin Nielsen became a Co-Manager of the fund, joining Matt Conti and Matt Bartlett. After more than two decades at Fidelity, Matt Conti plans to retire at the end of 2018.

Investment Summary (Unaudited)

Top Five Holdings as of April 30, 2018

(by issuer, excluding cash equivalents)	% of fund's net assets
TransDigm, Inc.	3.7
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	3.7
CCO Holdings LLC/CCO Holdings Capital Corp.	3.4
First Quantum Minerals Ltd.	3.2
Valeant Pharmaceuticals International, Inc.	2.9
16.9

Top Five Market Sectors as of April 30, 2018

% of fund's net assets
Energy	16.5
Healthcare	9.6
Cable/Satellite TV	8.3
Utilities	7.5
Diversified Financial Services	5.6

Quality Diversification (% of fund's net assets)

As of April 30, 2018
AAA,AA,A	1.3%
BBB	7.3%
BB	38.4%
B	37.8%
CCC,CC,C	7.3%
Not Rated	2.3%
Equities	0.1%
Short-Term Investments and Net Other Assets	5.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of April 30, 2018*
Nonconvertible Bonds	79.7%
Convertible Bonds, Preferred Stocks	0.5%
Common Stocks	0.1%
Bank Loan Obligations	12.9%
Other Investments	1.3%
Short-Term Investments and Net Other Assets (Liabilities)	5.5%

 * Foreign investments - 21.4%

Schedule of Investments April 30, 2018

Showing Percentage of Net Assets

Corporate Bonds - 80.2%
	Principal Amount	Value
Convertible Bonds - 0.5%
Broadcasting - 0.2%
DISH Network Corp. 2.375% 3/15/24	$260,000	$224,344
Utilities - 0.3%
SolarCity Corp. 1.625% 11/1/19	360,000	334,332

TOTAL CONVERTIBLE BONDS		558,676

Nonconvertible Bonds - 79.7%
Aerospace - 3.8%
Bombardier, Inc.:
6.125% 1/15/23 (a)	1,160,000	1,167,250
7.5% 12/1/24 (a)	105,000	110,513
TransDigm, Inc. 6% 7/15/22	2,810,000	2,848,638
		4,126,401
Air Transportation - 3.0%
Allegiant Travel Co. 5.5% 7/15/19	785,000	792,850
American Airlines Group, Inc. 5.5% 10/1/19 (a)	485,000	493,488
U.S. Airways Group, Inc. 6.125% 6/1/18	1,030,000	1,030,000
United Continental Holdings, Inc.:
4.25% 10/1/22	345,000	336,030
6% 12/1/20	45,000	47,241
6.375% 6/1/18	500,000	500,000
		3,199,609
Automotive - 0.2%
Ford Motor Credit Co. LLC 2.875% 10/1/18	200,000	200,050
Automotive & Auto Parts - 0.1%
American Tire Distributors, Inc. 10.25% 3/1/22 (a)	50,000	26,375
General Motors Financial Co., Inc. 2.35% 10/4/19	100,000	98,950
		125,325
Banks & Thrifts - 2.6%
Bank of America Corp. 2.625% 4/19/21	250,000	245,722
Citigroup, Inc. 2.9% 12/8/21	200,000	196,086
Citizens Bank NA 2.25% 3/2/20	250,000	245,891
Credit Suisse Group Funding Guernsey Ltd. 3.45% 4/16/21	250,000	249,707
Deutsche Bank AG 2.7% 7/13/20	250,000	245,156
Goldman Sachs Group, Inc. 2.876% 10/31/22 (b)	350,000	341,252
Intesa Sanpaolo SpA 3.375% 1/12/23 (a)	200,000	193,704
JPMorgan Chase & Co. 2.55% 3/1/21	200,000	196,312
Santander Holdings U.S.A., Inc. 3.4% 1/18/23	200,000	193,724
SunTrust Banks, Inc. 2.7% 1/27/22	200,000	194,644
Synchrony Bank 3% 6/15/22	250,000	240,342
Synovus Financial Corp. 3.125% 11/1/22	17,000	16,288
UniCredit SpA 3.75% 4/12/22 (a)	200,000	198,327
		2,757,155
Broadcasting - 0.9%
Sirius XM Radio, Inc. 3.875% 8/1/22 (a)	985,000	955,450
Building Materials - 0.0%
Mississippi Power Co. 3 month U.S. LIBOR + 0.650% 2.9416% 3/27/20 (b)(c)	6,000	6,002
Cable/Satellite TV - 6.6%
Altice SA 7.75% 5/15/22 (a)	905,000	864,275
Altice U.S. Finance SA 5.375% 7/15/23 (a)	500,000	500,625
Cablevision Systems Corp. 5.875% 9/15/22	140,000	137,900
CCO Holdings LLC/CCO Holdings Capital Corp.:
4% 3/1/23 (a)	1,115,000	1,075,975
5.125% 2/15/23	1,800,000	1,808,460
5.125% 5/1/23 (a)	720,000	722,304
DISH DBS Corp.:
5.125% 5/1/20	45,000	44,775
5.875% 7/15/22	1,760,000	1,614,800
5.875% 11/15/24	155,000	131,944
6.75% 6/1/21	180,000	179,100
		7,080,158
Capital Goods - 0.2%
Roper Technologies, Inc. 2.8% 12/15/21	213,000	208,176
Chemicals - 2.6%
CF Industries Holdings, Inc.:
3.4% 12/1/21 (a)	60,000	59,097
3.45% 6/1/23	805,000	764,750
LSB Industries, Inc. 9.625% 5/1/23 (a)	45,000	45,338
Nufarm Australia Ltd. 6.375% 10/15/19 (a)	510,000	518,288
OCI NV 6.625% 4/15/23 (a)	265,000	268,710
Platform Specialty Products Corp. 6.5% 2/1/22 (a)	500,000	512,500
The Mosaic Co. 3.25% 11/15/22	150,000	144,933
TPC Group, Inc. 8.75% 12/15/20 (a)	525,000	522,375
		2,835,991
Consumer Products - 0.2%
Coty, Inc. 6.5% 4/15/26 (a)	195,000	189,638
Containers - 0.9%
Ard Securities Finance Sarl 8.75% 1/31/23 pay-in-kind (a)(b)	25,000	26,313
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
4.25% 9/15/22 (a)	200,000	198,750
4.625% 5/15/23 (a)	400,000	401,000
OI European Group BV 4% 3/15/23 (a)	250,000	237,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 3 month U.S. LIBOR + 3.500% 5.8477% 7/15/21 (a)(b)(c)	60,000	60,825
		924,388
Diversified Financial Services - 5.6%
Aircastle Ltd. 4.125% 5/1/24	80,000	78,400
Capital One Financial Corp. 2.5% 5/12/20	200,000	197,074
CIT Group, Inc. 4.125% 3/9/21	95,000	95,100
FLY Leasing Ltd. 5.25% 10/15/24	290,000	280,575
Hyundai Capital America 2.55% 2/6/19 (a)	100,000	99,521
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
5.875% 2/1/22	770,000	778,663
6% 8/1/20	320,000	326,800
6.25% 2/1/22	2,805,000	2,861,091
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 4.64% 12/21/65 (a)(b)(c)	605,000	582,313
ILFC E-Capital Trust II 3 month U.S. LIBOR + 1.800% 4.89% 12/21/65 (a)(b)(c)	150,000	144,375
Moody's Corp. 5.5% 9/1/20	200,000	210,205
Morgan Stanley 2.5% 4/21/21	250,000	244,240
Prime Securities Services Borrower LLC/Prime Finance, Inc. 9.25% 5/15/23 (a)	125,000	134,219
		6,032,576
Diversified Media - 0.6%
21st Century Fox America, Inc. 4.5% 2/15/21	200,000	206,426
MDC Partners, Inc. 6.5% 5/1/24 (a)	180,000	177,075
Nielsen Finance LLC/Nielsen Finance Co. 5% 4/15/22 (a)	315,000	317,394
		700,895
Energy - 15.2%
Anadarko Petroleum Corp. 4.85% 3/15/21	200,000	207,139
Antero Resources Corp. 5.125% 12/1/22	370,000	371,850
Antero Resources Finance Corp. 5.375% 11/1/21	60,000	60,693
Calfrac Holdings LP 7.5% 12/1/20 (a)	145,000	143,550
California Resources Corp. 8% 12/15/22 (a)	655,000	563,300
Cenovus Energy, Inc. 3% 8/15/22	250,000	239,316
Cheniere Corpus Christi Holdings LLC 7% 6/30/24	350,000	382,375
Chesapeake Energy Corp. 8% 12/15/22 (a)	876,000	928,560
Consolidated Energy Finance SA 3 month U.S. LIBOR + 3.750% 5.8745% 6/15/22 (a)(b)(c)	225,000	224,438
Continental Resources, Inc. 4.5% 4/15/23	500,000	506,250
CVR Refining LLC/Coffeyville Finance, Inc. 6.5% 11/1/22	1,085,000	1,106,700
Denbury Resources, Inc.:
4.625% 7/15/23	10,000	8,150
5.5% 5/1/22	35,000	30,538
6.375% 8/15/21	35,000	31,675
9.25% 3/31/22 (a)	130,000	135,200
Energy Transfer Equity LP 4.25% 3/15/23	120,000	115,800
Ensco PLC:
4.5% 10/1/24	905,000	736,444
8% 1/31/24	1,132,000	1,120,680
EP Energy LLC/Everest Acquisition Finance, Inc. 8% 11/29/24 (a)	160,000	165,600
EQT Corp. 2.5% 10/1/20	9,000	8,776
Exterran Partners LP/EXLP Finance Corp.:
6% 4/1/21	830,000	827,925
6% 10/1/22	300,000	300,000
Forum Energy Technologies, Inc. 6.25% 10/1/21	30,000	29,850
FTS International, Inc. 6.25% 5/1/22	265,000	266,656
Hilcorp Energy I LP/Hilcorp Finance Co. 5% 12/1/24 (a)	159,000	154,628
MPLX LP 3.375% 3/15/23	13,000	12,794
Nabors Industries, Inc. 5.5% 1/15/23	143,000	140,064
NextEra Energy Partners LP 4.25% 9/15/24 (a)	155,000	149,575
NGPL PipeCo LLC 4.375% 8/15/22 (a)	20,000	19,900
Noble Holding International Ltd. 7.75% 1/15/24	171,000	160,313
Parsley Energy LLC/Parsley 5.25% 8/15/25 (a)	30,000	29,925
PBF Logistics LP/PBF Logistics Finance, Inc. 6.875% 5/15/23 (a)	150,000	151,500
Plains All American Pipeline LP/PAA Finance Corp.:
2.6% 12/15/19	100,000	99,008
3.65% 6/1/22	18,000	17,662
Precision Drilling Corp.:
6.5% 12/15/21	338,000	344,760
7.75% 12/15/23	235,000	244,694
Range Resources Corp.:
5% 8/15/22	840,000	825,300
5% 3/15/23	1,715,000	1,649,830
Sanchez Energy Corp. 7.25% 2/15/23 (a)	150,000	151,500
Southwestern Energy Co. 4.1% 3/15/22	230,000	223,100
Summit Midstream Holdings LLC 5.5% 8/15/22	90,000	87,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% 11/15/19	207,000	208,174
4.25% 11/15/23	125,000	118,125
TerraForm Power Operating LLC 4.25% 1/31/23 (a)	350,000	334,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.5% 10/15/19	755,000	776,669
6.25% 10/15/22	135,000	140,906
The Williams Companies, Inc. 3.7% 1/15/23	1,505,000	1,455,636
TransCanada PipeLines Ltd. 2.5% 8/1/22	9,000	8,658
Western Gas Partners LP 2.6% 8/15/18	200,000	199,831
Whiting Petroleum Corp. 5.75% 3/15/21	165,000	168,919
		16,384,486
Entertainment/Film - 0.3%
New Cotai LLC/New Cotai Capital Corp. 10.625% 5/1/19 pay-in-kind (a)(b)	307,508	304,433
Environmental - 0.5%
LBC Tank Terminals Holding Netherlands BV 6.875% 5/15/23 (a)	500,000	510,000
Food & Drug Retail - 0.3%
CVS Health Corp.:
3.35% 3/9/21	16,000	16,031
3.7% 3/9/23	176,000	175,324
Tops Holding LLC/Tops Markets II Corp. 8% 6/15/22 (a)(d)	200,000	94,000
		285,355
Food/Beverage/Tobacco - 2.0%
Anheuser-Busch InBev Finance, Inc. 2.65% 2/1/21	200,000	197,670
Anheuser-Busch InBev Worldwide, Inc. 3.5% 1/12/24	250,000	248,695
Bat Capital Corp. 2.764% 8/15/22 (a)	250,000	239,936
C&S Group Enterprises LLC 5.375% 7/15/22 (a)	925,000	874,125
Darling International, Inc. 5.375% 1/15/22	415,000	423,300
General Mills, Inc. 3.2% 4/16/21	4,000	3,994
Imperial Tobacco Finance PLC 2.95% 7/21/20 (a)	200,000	198,204
		2,185,924
Gaming - 2.7%
MGM Mirage, Inc. 6% 3/15/23	1,000,000	1,046,250
Scientific Games Corp.:
5% 10/15/25 (a)	115,000	111,084
6.625% 5/15/21	735,000	749,700
10% 12/1/22	500,000	538,900
Wynn Macau Ltd. 4.875% 10/1/24 (a)	500,000	490,000
		2,935,934
Healthcare - 9.4%
Becton, Dickinson & Co. 2.894% 6/6/22	200,000	193,594
Community Health Systems, Inc. 6.25% 3/31/23	585,000	531,984
Forest Laboratories, Inc. 5% 12/15/21 (a)	200,000	207,320
HCA Holdings, Inc.:
4.75% 5/1/23	300,000	302,223
5% 3/15/24	300,000	303,375
6.25% 2/15/21	800,000	841,000
HealthSouth Corp. 5.125% 3/15/23	255,000	258,825
Humana, Inc. 2.5% 12/15/20	10,000	9,827
Kindred Healthcare, Inc.:
8% 1/15/20	900,000	964,125
8.75% 1/15/23	70,000	74,988
Mylan NV 3.15% 6/15/21	200,000	196,293
Ortho-Clinical Diagnostics, Inc. 6.625% 5/15/22 (a)	485,000	480,150
Sabra Health Care LP/Sabra Capital Corp. 5.375% 6/1/23	60,000	60,450
Shire Acquisitions Investments Ireland DAC 2.4% 9/23/21	200,000	191,821
Tenet Healthcare Corp.:
4.375% 10/1/21	1,365,000	1,344,525
4.75% 6/1/20	200,000	201,000
6.75% 6/15/23	165,000	162,216
8.125% 4/1/22	485,000	505,006
Teva Pharmaceutical Finance Netherlands III BV 2.2% 7/21/21	250,000	225,535
Valeant Pharmaceuticals International, Inc.:
5.625% 12/1/21 (a)	1,500,000	1,451,250
5.875% 5/15/23 (a)	550,000	502,906
6.5% 3/15/22 (a)	1,135,000	1,177,563
		10,185,976
Homebuilders/Real Estate - 0.9%
Brookfield Residential Properties, Inc. 6.5% 12/15/20 (a)	300,000	303,750
D.R. Horton, Inc. 2.55% 12/1/20	14,000	13,737
DDR Corp. 4.625% 7/15/22	200,000	205,668
Healthcare Trust of America Holdings LP 2.95% 7/1/22	216,000	209,389
Ventas Realty LP/Ventas Capital Corp. 4.75% 6/1/21	200,000	206,746
		939,290
Insurance - 0.2%
American International Group, Inc. 3.3% 3/1/21	200,000	199,197
Leisure - 1.1%
Studio City Co. Ltd.:
5.875% 11/30/19 (a)	200,000	203,240
7.25% 11/30/21 (a)	1,000,000	1,041,250
		1,244,490
Metals/Mining - 5.3%
First Quantum Minerals Ltd.:
6.5% 3/1/24 (a)	200,000	190,000
7% 2/15/21 (a)	1,000,000	1,005,625
7.25% 5/15/22 (a)	1,110,000	1,116,882
7.25% 4/1/23 (a)	1,175,000	1,171,828
FMG Resources (August 2006) Pty Ltd. 5.125% 3/15/23 (a)	90,000	89,550
Freeport-McMoRan, Inc.:
3.55% 3/1/22	1,495,000	1,446,413
3.875% 3/15/23	760,000	728,650
		5,748,948
Restaurants - 1.1%
Yum! Brands, Inc. 3.875% 11/1/23	1,225,000	1,172,938
Services - 0.7%
Air Lease Corp. 2.125% 1/15/20	200,000	196,211
APX Group, Inc.:
6.375% 12/1/19	370,000	365,375
8.75% 12/1/20	190,000	187,388
Corrections Corp. of America 5% 10/15/22	25,000	25,250
		774,224
Super Retail - 0.1%
AutoZone, Inc. 2.5% 4/15/21	145,000	141,975
Technology - 2.7%
Ceridian HCM Holding, Inc. 11% 3/15/21 (a)	20,000	20,600
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.42% 6/15/21 (a)	200,000	203,700
EMC Corp. 2.65% 6/1/20	640,000	623,527
Micron Technology, Inc. 5.25% 1/15/24 (a)	450,000	468,225
Nuance Communications, Inc. 5.375% 8/15/20 (a)	321,000	322,605
NXP BV/NXP Funding LLC:
3.875% 9/1/22 (a)	415,000	406,700
4.125% 6/1/21 (a)	175,000	175,438
Sensata Technologies BV 4.875% 10/15/23 (a)	155,000	156,259
Symantec Corp. 4.2% 9/15/20	500,000	505,736
		2,882,790
Telecommunications - 2.2%
Altice Financing SA 6.625% 2/15/23 (a)	500,000	500,000
AT&T, Inc. 2.8% 2/17/21	200,000	197,661
Equinix, Inc. 5.375% 4/1/23	580,000	595,950
Frontier Communications Corp. 10.5% 9/15/22	175,000	153,948
Qwest Corp. 6.75% 12/1/21	100,000	107,538
Sprint Communications, Inc.:
6% 11/15/22	515,000	525,944
9% 11/15/18 (a)	115,000	118,234
T-Mobile U.S.A., Inc. 4% 4/15/22	225,000	224,859
		2,424,134
Transportation Ex Air/Rail - 0.8%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (a)	875,000	708,750
Navios Maritime Holdings, Inc. 7.375% 1/15/22 (a)	265,000	200,406
		909,156
Utilities - 6.9%
Calpine Corp. 6% 1/15/22 (a)	1,800,000	1,840,500
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	558,000	606,881
Dominion Resources, Inc. 4.104% 4/1/21	250,000	253,717
DPL, Inc. 6.75% 10/1/19	217,000	223,510
Dynegy, Inc. 5.875% 6/1/23	1,300,000	1,330,875
Exelon Corp. 3.497% 6/1/22 (b)	250,000	246,045
Global Partners LP/GLP Finance Corp. 6.25% 7/15/22	635,000	635,000
InterGen NV 7% 6/30/23 (a)	170,000	169,575
The AES Corp.:
4% 3/15/21	185,000	186,067
4.5% 3/15/23	120,000	120,600
4.875% 5/15/23	1,615,000	1,625,094
Williams Partners LP 5.25% 3/15/20	200,000	207,098
		7,444,962

TOTAL NONCONVERTIBLE BONDS		86,016,026

TOTAL CORPORATE BONDS
(Cost $87,204,048)		86,574,702
	Shares	Value

Common Stocks - 0.1%
Energy - 0.1%
Forbes Energy Services Ltd.
(Cost $301,607)	6,468	53,684
	Principal Amount	Value

Bank Loan Obligations - 12.9%
Aerospace - 1.1%
TransDigm, Inc.:
Tranche F, term loan 3 month U.S. LIBOR + 2.750% 4.7887% 6/9/23(b)(c)	870,736	874,201
Tranche G, term loan 3 month U.S. LIBOR + 2.500% 4.7119% 8/22/24 (b)(c)	342,442	344,010

TOTAL AEROSPACE		1,218,211

Air Transportation - 0.6%
American Airlines, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 2.000% 3.8969% 12/14/23 (b)(c)	297,000	297,211
3 month U.S. LIBOR + 2.000% 3.8971% 10/10/21 (b)(c)	346,212	346,589

TOTAL AIR TRANSPORTATION		643,800

Cable/Satellite TV - 1.7%
CSC Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.3969% 1/25/26 (b)(c)	55,000	55,000
Numericable LLC Tranche B 12LN, term loan 3 month U.S. LIBOR + 3.000% 5.3477% 1/31/26 (b)(c)	303,475	298,686
Unitymedia Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1469% 9/30/25 (b)(c)	365,000	364,361
WideOpenWest Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.1455% 8/19/23 (b)(c)	492,525	474,671
Zayo Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.9008% 1/19/21(b)(c)	143,550	144,068
Ziggo Secured Finance Partnership Tranche E, term loan 3 month U.S. LIBOR + 2.500% 4.3969% 4/15/25 (b)(c)	530,000	527,297

TOTAL CABLE/SATELLITE TV		1,864,083

Capital Goods - 0.0%
Apergy Corp. Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4/19/25 (c)(e)	15,000	15,075
Chemicals - 0.1%
Tronox Blocked Borrower LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (b)(c)	21,110	21,324
Tronox Finance LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.302% 9/22/24 (b)(c)	48,715	49,210

TOTAL CHEMICALS		70,534

Containers - 0.3%
Crown Americas LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.000% 4.3118% 1/29/25 (b)(c)	30,000	30,244
Reynolds Group Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 2/5/23 (b)(c)	305,360	307,268

TOTAL CONTAINERS		337,512

Energy - 1.0%
California Resources Corp.:
Tranche 1LN, term loan 3 month U.S. LIBOR + 10.375% 12.2733% 12/31/21 (b)(c)	100,000	112,250
Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.6471% 12/31/22 (b)(c)	160,000	163,250
Chesapeake Energy Corp. Tranche 1LN, term loan 3 month U.S. LIBOR + 7.500% 9.4436% 8/23/21 (b)(c)	590,000	623,925
Forbes Energy Services LLC Tranche B, term loan 14% 4/13/21 (b)(f)	65,958	66,453
Gavilan Resources LLC Tranche 2LN, term loan 3 month U.S. LIBOR + 6.000% 7.8969% 3/1/24 (b)(c)	100,000	99,500

TOTAL ENERGY		1,065,378

Entertainment/Film - 0.3%
AMC Entertainment, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1469% 12/15/22 (b)(c)	277,863	278,818
Food & Drug Retail - 0.3%
Albertson's LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9563% 6/22/23 (b)(c)	216,813	214,374
Tops Markets LLC term loan:
3 month U.S. LIBOR + 9.500% 11.4375% 2/23/19 (b)(c)(f)	39,421	39,421
3 month U.S. LIBOR + 9.500% 11.4375% 2/23/19 (b)(c)(f)	39,421	39,421

TOTAL FOOD & DRUG RETAIL		293,216

Food/Beverage/Tobacco - 0.3%
Post Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.000% 3.9% 5/24/24 (b)(c)	333,784	335,216
Gaming - 1.0%
CityCenter Holdings LLC Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 4/18/24 (b)(c)	282,863	284,082
Golden Entertainment, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 3.000% 4.91% 10/20/24 (b)(c)	458,850	462,291
3 month U.S. LIBOR + 7.000% 8.9% 10/20/25 (b)(c)	155,000	158,100
Scientific Games Corp. Tranche B 5LN, term loan 3 month U.S. LIBOR + 2.750% 4.7264% 8/14/24 (b)(c)	159,675	160,598

TOTAL GAMING		1,065,071

Healthcare - 0.2%
HCA Holdings, Inc. Tranche B 10LN, term loan 3 month U.S. LIBOR + 2.000% 3.9008% 3/13/25 (b)(c)	210,000	212,129
Press Ganey Holdings, Inc. Tranche 1LN, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 10/21/23 (b)(c)	5,000	5,031

TOTAL HEALTHCARE		217,160

Hotels - 0.0%
Wyndham Hotels & Resorts, Inc. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 3/29/25 (c)(e)	45,000	45,332
Insurance - 0.1%
HUB International Ltd. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 5.3595% 4/25/25 (b)(c)	75,000	75,437
Leisure - 0.1%
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.4008% 2/1/24 (b)(c)	55,000	54,914
Publishing/Printing - 0.2%
Springer Science+Business Media Deutschland GmbH Tranche B 13LN, term loan 3 month U.S. LIBOR + 3.500% 5.3295% 8/24/22 (b)(c)	194,320	194,623
Services - 0.8%
Almonde, Inc.:
Tranche 2LN, term loan 3 month U.S. LIBOR + 7.250% 9.2342% 6/13/25 (b)(c)	20,000	19,755
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 5.4842% 6/13/24 (b)(c)	84,575	84,489
Aramark Services, Inc. Tranche B-1, term loan 3 month U.S. LIBOR + 2.000% 3.9008% 3/11/25 (b)(c)	134,663	135,504
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.6107% 6/21/24 (b)(c)	491,288	495,773
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.8769% 2/27/25 (b)(c)	100,000	99,938

TOTAL SERVICES		835,459

Technology - 2.4%
Epicor Software Corp. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.16% 6/1/22 (b)(c)	299,999	301,451
Go Daddy Operating Co. LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1508% 2/15/24 (b)(c)	535,744	538,090
Kronos, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.8796% 11/1/23 (b)(c)	391,057	394,366
Landesk Group, Inc. term loan 3 month U.S. LIBOR + 9.000% 10.91% 1/20/25 (b)(c)	100,000	94,625
Solera LLC Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 3/3/23 (b)(c)	104,466	104,805
Syniverse Holdings, Inc.:
Tranche B 2LN, term loan 3 month U.S. LIBOR + 9.000% 10.8952% 3/11/24 (b)(c)	150,000	151,563
Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.8952% 3/9/23 (b)(c)	600,000	606,168
Uber Technologies, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.000% 5.9008% 7/13/23 (b)(c)	443,250	446,020

TOTAL TECHNOLOGY		2,637,088

Telecommunications - 2.1%
Altice Financing SA Tranche B, term loan 3 month U.S. LIBOR + 2.750% 5.0977% 7/15/25 (b)(c)	148,500	146,899
GTT Communications, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 4/26/25 (c)(e)	25,000	24,781
Level 3 Financing, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.250% 4.1483% 2/22/24 (b)(c)	335,000	336,397
Radiate Holdco LLC Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4.9008% 2/1/24 (b)(c)	371,250	367,133
Sable International Finance Ltd. Tranche B 4LN, term loan 3 month U.S. LIBOR + 3.250% 5.1508% 2/2/26 (b)(c)	280,000	281,750
Securus Technologies, Inc. Tranche B, term loan:
3 month U.S. LIBOR + 4.500% 6.4008% 11/1/24 (b)(c)	493,763	499,935
3 month U.S. LIBOR + 8.250% 10.1508% 11/1/25 (b)(c)	165,000	166,513
SFR Group SA Tranche B 11LN, term loan 3 month U.S. LIBOR + 2.750% 4.6508% 7/31/25 (b)(c)	450,450	442,486

TOTAL TELECOMMUNICATIONS		2,265,894

Utilities - 0.3%
The AES Corp. Tranche B, term loan 3 month U.S. LIBOR + 1.750% 5/31/22 (c)	361,350	361,726
TOTAL BANK LOAN OBLIGATIONS
(Cost $13,797,617)		13,874,547

Bank Notes - 0.2%
Compass Bank 2.875% 6/29/22
(Cost $249,678)	250,000	240,604

Preferred Securities - 1.1%
Banks & Thrifts - 0.9%
Citigroup, Inc.:
5.95% (b)(g)	$100,000	$103,995
5.95% (b)(g)	10,000	10,461
Royal Bank of Scotland Group PLC 7.5% (b)(g)	800,000	845,417

TOTAL BANKS & THRIFTS		959,873

Energy - 0.2%
Energy Transfer Partners LP. 6.25% (b)(g)	265,000	255,923
TOTAL PREFERRED SECURITIES
(Cost $1,161,306)		1,215,796
	Shares	Value

Money Market Funds - 3.7%
Fidelity Cash Central Fund, 1.74% (h)
(Cost $4,015,607)	4,014,931	4,015,734
TOTAL INVESTMENT IN SECURITIES - 98.2%
(Cost $106,729,863)		105,975,067
NET OTHER ASSETS (LIABILITIES) - 1.8%		1,939,919
NET ASSETS - 100%		$107,914,986

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $31,009,531 or 28.7% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Non-income producing - Security is in default.

 (e) The coupon rate will be determined upon settlement of the loan after period end.

 (f) Level 3 security

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$60,626
Total	$60,626

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of April 30, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$53,684	$53,684	$--	$--
Corporate Bonds	86,574,702	--	86,574,702	--
Bank Loan Obligations	13,874,547	--	13,729,252	145,295
Bank Notes	240,604	--	240,604	--
Preferred Securities	1,215,796	--	1,215,796	--
Money Market Funds	4,015,734	4,015,734	--	--
Total Investments in Securities:	$105,975,067	$4,069,418	$101,760,354	$145,295

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	78.6%
Canada	8.4%
United Kingdom	2.7%
Netherlands	2.2%
Luxembourg	1.7%
British Virgin Islands	1.1%
Multi-National	1.1%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		April 30, 2018
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $102,714,256)	$101,959,333
Fidelity Central Funds (cost $4,015,607)	4,015,734
Total Investment in Securities (cost $106,729,863)		$105,975,067
Cash		100,923
Receivable for investments sold		727,062
Receivable for fund shares sold		148,018
Interest receivable		1,406,020
Distributions receivable from Fidelity Central Funds		5,066
Prepaid expenses		60
Receivable from investment adviser for expense reductions		4,854
Total assets		108,367,070
Liabilities
Payable for investments purchased	$235,632
Payable for fund shares redeemed	23,670
Distributions payable	64,242
Accrued management fee	50,268
Distribution and service plan fees payable	7,341
Other affiliated payables	14,121
Audit fees payable	52,531
Other payables and accrued expenses	4,279
Total liabilities		452,084
Net Assets		$107,914,986
Net Assets consist of:
Paid in capital		$112,602,601
Undistributed net investment income		360,273
Accumulated undistributed net realized gain (loss) on investments		(4,293,092)
Net unrealized appreciation (depreciation) on investments		(754,796)
Net Assets		$107,914,986
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($12,350,940 ÷ 1,311,352 shares)		$9.42
Maximum offering price per share (100/96.00 of $9.42)		$9.81
Class M:
Net Asset Value and redemption price per share ($2,080,697 ÷ 220,959 shares)		$9.42
Maximum offering price per share (100/96.00 of $9.42)		$9.81
Class C:
Net Asset Value and offering price per share ($5,145,542 ÷ 546,273 shares)(a)		$9.42
Short Duration High Income:
Net Asset Value, offering price and redemption price per share ($83,652,056 ÷ 8,881,382 shares)		$9.42
Class I:
Net Asset Value, offering price and redemption price per share ($4,685,751 ÷ 497,481 shares)		$9.42

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended April 30, 2018
Investment Income
Dividends		$85,894
Interest		5,663,185
Income from Fidelity Central Funds		60,626
Total income		5,809,705
Expenses
Management fee	$640,604
Transfer agent fees	131,466
Distribution and service plan fees	90,243
Accounting fees and expenses	47,744
Custodian fees and expenses	15,060
Independent trustees' fees and expenses	451
Registration fees	96,104
Audit	74,100
Legal	234
Miscellaneous	850
Total expenses before reductions	1,096,856
Expense reductions	(86,998)	1,009,858
Net investment income (loss)		4,799,847
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(10,888)
Fidelity Central Funds	83
Total net realized gain (loss)		(10,805)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(1,948,116)
Fidelity Central Funds	(82)
Total change in net unrealized appreciation (depreciation)		(1,948,198)
Net gain (loss)		(1,959,003)
Net increase (decrease) in net assets resulting from operations		$2,840,844

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended April 30, 2018	Year ended April 30, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,799,847	$3,742,238
Net realized gain (loss)	(10,805)	928,524
Change in net unrealized appreciation (depreciation)	(1,948,198)	2,281,335
Net increase (decrease) in net assets resulting from operations	2,840,844	6,952,097
Distributions to shareholders from net investment income	(4,712,243)	(3,434,018)
Share transactions - net increase (decrease)	13,613,515	29,153,621
Redemption fees	11,820	26,578
Total increase (decrease) in net assets	11,753,936	32,698,278
Net Assets
Beginning of period	96,161,050	63,462,772
End of period	$107,914,986	$96,161,050
Other Information
Undistributed net investment income end of period	$360,273	$343,683

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Short Duration High Income Fund Class A

Years ended April 30,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.57	$9.14	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.381	.395	.429	.358	.132
Net realized and unrealized gain (loss)	(.159)	.397	(.737)	(.246)	.091
Total from investment operations	.222	.792	(.308)	.112	.223
Distributions from net investment income	(.373)	(.365)	(.413)	(.358)	(.124)
Distributions from net realized gain	–	–	(.002)	–	–
Total distributions	(.373)	(.365)	(.415)	(.358)	(.124)
Redemption fees added to paid in capitalB	.001	.003	.003	.006	.001
Net asset value, end of period	$9.42	$9.57	$9.14	$9.86	$10.10
Total ReturnC,D,E	2.36%	8.84%	(3.06)%	1.22%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.16%	1.22%	1.24%	1.29%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%	1.05%H
Net investment income (loss)	4.00%	4.21%	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$12,351	$9,304	$6,823	$4,398	$3,043
Portfolio turnover rateI	65%	105%	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class M

Years ended April 30,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.57	$9.14	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.382	.395	.433	.360	.132
Net realized and unrealized gain (loss)	(.160)	.397	(.741)	(.247)	.091
Total from investment operations	.222	.792	(.308)	.113	.223
Distributions from net investment income	(.373)	(.365)	(.413)	(.359)	(.124)
Distributions from net realized gain	–	–	(.002)	–	–
Total distributions	(.373)	(.365)	(.415)	(.359)	(.124)
Redemption fees added to paid in capitalB	.001	.003	.003	.006	.001
Net asset value, end of period	$9.42	$9.57	$9.14	$9.86	$10.10
Total ReturnC,D,E	2.36%	8.84%	(3.06)%	1.23%	2.25%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.16%	1.22%	1.25%	1.31%	1.61%H
Expenses net of fee waivers, if any	1.05%	1.05%	1.05%	1.05%	1.05%H
Expenses net of all reductions	1.05%	1.05%	1.05%	1.05%	1.05%H
Net investment income (loss)	4.00%	4.21%	4.65%	3.63%	2.72%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,081	$2,703	$2,426	$2,930	$2,946
Portfolio turnover rateI	65%	105%	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class C

Years ended April 30,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.57	$9.15	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.310	.325	.360	.285	.096
Net realized and unrealized gain (loss)	(.159)	.386	(.728)	(.247)	.090
Total from investment operations	.151	.711	(.368)	.038	.186
Distributions from net investment income	(.302)	(.294)	(.343)	(.284)	(.087)
Distributions from net realized gain	–	–	(.002)	–	–
Total distributions	(.302)	(.294)	(.345)	(.284)	(.087)
Redemption fees added to paid in capitalB	.001	.003	.003	.006	.001
Net asset value, end of period	$9.42	$9.57	$9.15	$9.86	$10.10
Total ReturnC,D,E	1.59%	7.92%	(3.68)%	.47%	1.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.93%	2.00%	2.00%	2.08%	2.37%H
Expenses net of fee waivers, if any	1.80%	1.80%	1.80%	1.80%	1.80%H
Expenses net of all reductions	1.80%	1.80%	1.80%	1.80%	1.80%H
Net investment income (loss)	3.25%	3.46%	3.90%	2.88%	1.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,146	$5,387	$3,827	$3,465	$3,114
Portfolio turnover rateI	65%	105%	56%	84%	20%J

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund

Years ended April 30,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.57	$9.15	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.405	.420	.455	.385	.142
Net realized and unrealized gain (loss)	(.159)	.385	(.730)	(.248)	.093
Total from investment operations	.246	.805	(.275)	.137	.235
Distributions from net investment income	(.397)	(.388)	(.436)	(.383)	(.136)
Distributions from net realized gain	–	–	(.002)	–	–
Total distributions	(.397)	(.388)	(.438)	(.383)	(.136)
Redemption fees added to paid in capitalB	.001	.003	.003	.006	.001
Net asset value, end of period	$9.42	$9.57	$9.15	$9.86	$10.10
Total ReturnC,D	2.61%	9.00%	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.86%	.93%	.96%	1.00%	1.24%G
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%	.80%	.80%G
Net investment income (loss)	4.25%	4.46%	4.90%	3.88%	2.96%G
Supplemental Data
Net assets, end of period (000 omitted)	$83,652	$68,646	$47,531	$45,109	$54,547
Portfolio turnover rateH	65%	105%	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Short Duration High Income Fund Class I

Years ended April 30,	2018	2017	2016	2015	2014 A
Selected Per–Share Data
Net asset value, beginning of period	$9.57	$9.15	$9.86	$10.10	$10.00
Income from Investment Operations
Net investment income (loss)B	.406	.420	.460	.383	.143
Net realized and unrealized gain (loss)	(.160)	.385	(.735)	(.246)	.091
Total from investment operations	.246	.805	(.275)	.137	.234
Distributions from net investment income	(.397)	(.388)	(.436)	(.383)	(.135)
Distributions from net realized gain	–	–	(.002)	–	–
Total distributions	(.397)	(.388)	(.438)	(.383)	(.135)
Redemption fees added to paid in capitalB	.001	.003	.003	.006	.001
Net asset value, end of period	$9.42	$9.57	$9.15	$9.86	$10.10
Total ReturnC,D	2.61%	8.99%	(2.71)%	1.48%	2.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	.91%	.96%	.99%	1.04%	1.34%G
Expenses net of fee waivers, if any	.80%	.80%	.80%	.80%	.80%G
Expenses net of all reductions	.80%	.80%	.80%	.80%	.80%G
Net investment income (loss)	4.25%	4.46%	4.90%	3.88%	2.97%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,686	$10,122	$2,856	$5,932	$4,419
Portfolio turnover rateH	65%	105%	56%	84%	20%I

 A For the period November 5, 2013 (commencement of operations) to April 30, 2014.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended April 30, 2018

1. Organization.

Fidelity Short Duration High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Short Duration High Income and Class I shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of April 30, 2018 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Paid in Kind (PIK) income is recorded at the fair market value of the securities received. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of April 30, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,270,499
Gross unrealized depreciation	(1,741,896)
Net unrealized appreciation (depreciation)	$(471,397)
Tax Cost	$106,446,464

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$78,452
Capital loss carryforward	$(4,294,669)
Net unrealized appreciation (depreciation) on securities and other investments	$(471,397)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(2,523,332)
Long-term	(1,771,337)
Total capital loss carryforward	$(4,294,669)

The tax character of distributions paid was as follows:

	April 30, 2018	April 30, 2017
Ordinary Income	$4,712,243	$ 3,434,018
Total	$4,712,243	$ 3,434,018

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital. In November 2017, the Board of Trustees approved the elimination of these redemption fees effective December 18, 2017.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

New Accounting Pronouncement. In March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2017-08, which amends the amortization period for certain callable debt securities that are held at a premium. The amendment requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount. The ASU is effective for annual periods beginning after December 15, 2018. Management is currently evaluating the potential impact of these changes to the financial statements.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $83,684,884 and $71,391,453, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$28,422	$2,116
Class M	-%	.25%	5,986	–
Class C	.75%	.25%	55,835	14,330
			$90,243	$16,446

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$3,984
Class C(a)	271
$4,255

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$16,878.15
Class M	3,442.14
Class C	9,662.17
Short Duration High Income	87,969.10
Class I	13,515.14
	$131,466

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month. For the period, the fees were equivalent to an annual rate of .04%.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $337 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through June 30, 2019. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.05%	$11,999
Class M	1.05%	2,528
Class C	1.80%	7,451
Short Duration High Income	.80%	52,656
Class I	.80%	10,509
		$85,143

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody by $1,195.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $660.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended April 30, 2018	Year ended April 30, 2017
From net investment income
Class A	$445,242	$317,363
Class M	93,305	103,289
Class C	176,055	140,651
Short Duration High Income	3,580,329	2,611,325
Class I	417,312	261,390
Total	$4,712,243	$3,434,018

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended April 30, 2018	Year ended April 30, 2017	Year ended April 30, 2018	Year ended April 30, 2017
Class A
Shares sold	583,861	645,427	$5,564,910	$6,074,019
Reinvestment of distributions	44,786	29,495	426,787	277,499
Shares redeemed	(289,548)	(448,823)	(2,756,061)	(4,232,209)
Net increase (decrease)	339,099	226,099	$3,235,636	$2,119,309
Class M
Shares sold	47,258	194,670	$450,924	$1,826,606
Reinvestment of distributions	9,433	10,007	89,955	94,026
Shares redeemed	(118,183)	(187,509)	(1,126,799)	(1,761,626)
Net increase (decrease)	(61,492)	17,168	$(585,920)	$159,006
Class C
Shares sold	203,484	388,650	$1,941,596	$3,652,222
Reinvestment of distributions	18,355	14,192	175,004	133,454
Shares redeemed	(238,426)	(258,472)	(2,272,097)	(2,424,502)
Net increase (decrease)	(16,587)	144,370	$(155,497)	$1,361,174
Short Duration High Income
Shares sold	5,767,474	7,522,788	$55,048,153	$70,771,297
Reinvestment of distributions	292,731	236,168	2,790,315	2,225,048
Shares redeemed	(4,351,715)	(5,783,381)	(41,381,770)	(54,506,631)
Net increase (decrease)	1,708,490	1,975,575	$16,456,698	$18,489,714
Class I
Shares sold	643,223	1,132,152	$6,143,050	$10,676,049
Reinvestment of distributions	35,107	17,955	335,181	169,457
Shares redeemed	(1,238,488)	(404,716)	(11,815,633)	(3,821,088)
Net increase (decrease)	(560,158)	745,391	$(5,337,402)	$7,024,418

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Short Duration High Income Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Short Duration High Income Fund (the "Fund"), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from November 5, 2013 (commencement of operations) to April 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

June 18, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Michael E. Wiley, each of the Trustees oversees 284 funds. Mr. Wiley oversees 196 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present). Previously, Mr. Galligan served as a Director of Strategic Advisers LLC (investment adviser firm, 2008-2018), Chief Administrative Officer of Asset Management (2011-2014), and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as Head of Fidelity Investments’ Investment Solutions and Innovation organization (2018-present), a Director of Strategic Advisers LLC (2018-present), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), and President of FMR Co., Inc. (2009-present). Previously, Mr. Hogan served as Trustee of certain Fidelity® funds (2014-2018), President of the Equity Division of FMR (investment adviser firm, 2009-2018), Senior Vice President, Equity Research of FMR (2006-2009), and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2017 to April 30, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period-B November 1, 2017 to April 30, 2018
Class A	1.05%
Actual		$1,000.00	$1,002.10	$5.21
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class M	1.05%
Actual		$1,000.00	$1,002.10	$5.21
Hypothetical-C		$1,000.00	$1,019.59	$5.26
Class C	1.80%
Actual		$1,000.00	$998.40	$8.92
Hypothetical-C		$1,000.00	$1,015.87	$9.00
Short Duration High Income	.80%
Actual		$1,000.00	$1,003.30	$3.97
Hypothetical-C		$1,000.00	$1,020.83	$4.01
Class I	.80%
Actual		$1,000.00	$1,003.30	$3.97
Hypothetical-C		$1,000.00	$1,020.83	$4.01

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.19% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,359,813 of distributions paid during the period January 1, 2018 to April 30, 2018 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SDH-ANN-0618
1.969434.104

Item 2.

Code of Ethics

As of the end of the period, April 30, 2018, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series High Income Fund and Fidelity Short Duration High Income Fund  (the “Funds”):

Services Billed by Deloitte Entities

April 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$57,000	$100	$6,300	$1,600
Fidelity Short Duration High Income Fund	$58,000	$100	$6,300	$1,600

April 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series High Income Fund	$58,000	$100	$6,400	$1,700
Fidelity Short Duration High Income Fund	$58,000	$100	$6,400	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Capital & Income Fund, Fidelity Focused High Income Fund, Fidelity Global High Income Fund and Fidelity High Income Fund (the “Funds”):

Services Billed by PwC

April 30, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$117,000	$15,100	$3,500	$7,300
Fidelity Focused High Income Fund	$75,000	$6,500	$3,300	$3,100
Fidelity Global High Income Fund	$70,000	$6,100	$3,500	$3,000
Fidelity High Income Fund	$103,000	$8,700	$3,300	$4,300

April 30, 2017 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Capital & Income Fund	$196,000	$18,500	$4,900	$8,800
Fidelity Focused High Income Fund	$74,000	$7,400	$4,100	$3,500
Fidelity Global High Income Fund	$70,000	$6,800	$4,300	$3,300
Fidelity High Income Fund	$101,000	$9,800	$3,500	$4,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	April 30, 2018A	April 30, 2017A
Audit-Related Fees	$5,000	$-
Tax Fees	$5,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	April 30, 2018A	April 30, 2017A
Audit-Related Fees	$7,545,000	$6,170,000
Tax Fees	$15,000	$160,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	April 30, 2018A	April 30, 2017A
Deloitte Entities	$360,000	$465,000
PwC	$10,365,000	$8,070,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	June 27, 2018

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	June 27, 2018